UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/13

Item 1.	Reports to Stockholders.

JUNE 30, 2013

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST SEMIANNUAL REPORT

*Not part of the semiannual report. Retain for your records.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS - 1

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED MAY 15, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information is amended as follows:

The following “Independent Board Members” table on page 63 has been revised as follows:

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson

Developing Markets
Securities

$10,001 – $50,000

Flex Cap Growth

$50,001 – $100,000

Foreign Securities

$10,001 – $50,000

Global Bond Securities

Over $100,000

Income Securities

Over $100,000

Small Cap Value

$10,001 – $50,000

Small Mid-Cap Growth

$50,001 – $100,000

Strategic Income Securities

$50,001 – $100,000

Mutual Global Discovery

$10,001 – $50,000

Mutual Shares Securities

Over $100,000

Over $100,000
John B. Wilson	None	Over $100,000

Please keep this supplement for future reference.

SUPPLEMENT DATED JUNE 13, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information is amended as follows:

Effective June 13, 2013, Charles B. Johnson has retired as chairman, director/trustee and officer of certain US-registered Franklin and Templeton funds (the “FT funds”). In addition, effective June 13, 2013, Rupert H. Johnson, Jr., director/trustee and vice president of certain FT funds, was appointed: to the boards of the FT funds for which he was not already a director/trustee, and was also appointed as chairman of the board for the FT funds. Gregory E. Johnson, director/trustee of certain FT funds, was appointed to the boards of the FT funds for which he was not already a director/trustee. Accordingly, the “Officers and Trustees – Interested Board Members and Officers” section has been revised as follows:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	145	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

***Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since June 2013 and Trustee since 1988	135	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.

***Rupert H. Johnson, Jr. is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.

Please keep this supplement for future reference.

SUPPLEMENT DATED JULY 25, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information is amended as follows:

I.  For the Templeton Developing Markets Securities Fund, the section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” on page 10 is amended to reflect that the Fund may invest up to 10% of its net assets in participatory notes.

II.  In the section entitled “The Underwriter,” text on page 89 under the heading “Dealer Compensation” is revised to read as follows:

Dealer Compensation

In addition to the payments above, Distributors and/or its affiliates may make the following payments out of its own assets to certain dealers who sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest directly or indirectly in the Trust (VIP Qualifying Dealers):

Marketing support payments. Distributors may make payments to VIP Qualifying Dealers out of its own resources. A VIP Qualifying Dealer’s marketing support services may include business planning assistance, marketing and advertising, training and ongoing education and support for dealer personnel about the Franklin Templeton funds (including the Trust) and financial planning needs of shareholders of the Franklin Templeton funds or contract owners that allocate contract value indirectly to one or more Franklin Templeton funds, placement on the VIP Qualifying Dealer’s list of offered funds, access to sales meetings, sales representatives and management representatives of the dealer, and contract owner assistance in allocating contract value directly or indirectly to the Trust. Distributors compensates VIP Qualifying Dealers differently depending upon, among other factors, whether the VIP Qualifying Dealer is directly selling Franklin Templeton funds, or participating in the offering of variable insurance products that invest directly or indirectly in the Trust, sales and asset levels, redemption rates and the level and/or type of marketing and educational activities provided by the VIP Qualifying Dealer. Such compensation may include financial assistance to such dealers that enable Distributors to develop, manage or participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. Currently, Distributors does not make marketing support payments in connection with the Trust except under limited circumstances for one Fund of the Trust offered through a unique product.

Marketing support payments will not exceed 0.20% of the relevant Fund’s average daily net assets attributable to an insurance company, on an annual basis.

Other payments. From time to time, Distributors, at its expense, may provide additional compensation to VIP Qualifying Dealers which sell or arrange for the direct or indirect sale of shares of Franklin Templeton funds, including the Trust. Such compensation may include financial assistance to VIP Qualifying Dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law. Distributors and/or its affiliates may also reimburse VIP Qualifying Dealers and/or their affiliates for certain costs associated with obtaining voting instructions from contract owners and the solicitation process in connection with Trust-sponsored proxy statements.

You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and any services provided. Additional disclosure may be included in the insurance contract prospectus.

Please keep this supplement for future reference.

VIP SAI-2 06/13

SUPPLEMENT DATED JUNE 4, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

FRANKLIN STRATEGIC INCOME FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL BOND SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Statement of additional information is amended as follows:

I.  For the Franklin Income Securities Fund, the Section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest up to 15% of its assets in equity-linked notes.

II.  For the Franklin Strategic Income Securities Fund, the Section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in credit default swaps.

III.  For the Franklin Strategic Income Securities Fund, the Section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in currency swaps for hedging purposes.

IV.  For the Franklin Strategic Income Securities Fund, Franklin Managed Volatility Global Allocation VIP Fund and Templeton Global Bond Securities Fund, the section entitled Section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in inflation indexed swaps.

V.  For the Templeton Developing Markets Securities Fund, the section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest up to 20% of its net assets in participatory notes.

VI.  For the Templeton Foreign Securities Fund, the Section entitled “The Funds – Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in exchange traded equity options.

VII.  For the Franklin Strategic Income Securities Fund and Templeton Global Bond Securities Fund, the section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative Instruments – Swap Agreements” is amended to add the following:

Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

Please keep this supplement for future reference.

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

This semiannual report for Franklin Global Real Estate Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Global Real Estate Securities Fund – Class 1 posted a +1.10% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Global Real Estate Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a total return of +2.40% for the same period.1

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the Standard & Poor’s® 500 Index (S&P 500®) and Dow Jones Industrial Average reached all-time highs during the period even though Chairman Bernanke’s statements sparked volatility.2 Rising corporate profits and generally favorable economic data bolstered investor

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. Also, the Fund is a nondiversified fund, and investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

The global economic recovery was mixed during the first half of 2013. Emerging markets continued to lead the recovery, although they showed signs of slowing. Growth in the U.S. and eurozone continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, advanced during the first six months of 2013. Although emerging markets declined, the losses were more than offset by developed market gains. Regional performance was more consistent with local economic trends, although periodic volatility reflected the global economy’s fragility. Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and global stock prices rebounded from period lows after China’s central bank intervened to calm the country’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

Global Real Estate Market Overview

Global real estate markets exhibited mixed performance during the reporting period, as real estate securities in some countries benefited from generally improved global economic fundamentals while others

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lagged. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Greece, Israel and Japan led country real estate markets. Italy, Finland and the U.S. posted moderate results. Some markets represented in the index made smaller gains and a number of countries in Europe, Asia, and other regions lost value, notably Austria, Norway, New Zealand, Singapore and Canada.

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included diversified real estate activities holdings such as Mitsui Fudosan and Mitsubishi Estate, in which the Fund has maintained overweightings. Both companies were among the three largest Japanese property developers and outperformed the global benchmark. Property stocks in Japan, including developers and Japanese REITs (JREITs), outperformed the global property benchmark during the period largely because of positive expectations of Prime Minister Shinzo Abe’s economic policies (also called “Abenomics”) along with recovery in the Tokyo office market and positive condominium sales results. In our view, Mitsui Fudosan in particular was well positioned to take advantage of the office market recovery in central Tokyo. The Fund’s relative performance was also supported by an overweighting in Kilroy Realty. The company’s shares outperformed U.S. REITs, the U.S. REIT office sector and the global benchmark. Kilroy’s exposure to West Coast office markets with positive demand and rental growth trends continued to attract investors. The company also maintained a strong balance sheet in comparison to other office REITs. Investors were likely encouraged by the company’s capital allocation strategy for new developments and acquisitions in markets with positive trends.

In contrast, key detractors from the Fund’s relative performance included having no position in another large Japanese property developer,

Top 10 Holdings

Franklin Global Real Estate Securities Fund

6/30/13

Company Sector/Industry, Country	% of Total Net Assets
Mitsubishi Estate Co. Ltd.	5.0%
Diversified Real Estate Activities, Japan
Simon Property Group Inc.	5.0%
Retail REITs, U.S.
Mitsui Fudosan Co. Ltd.	4.3%
Diversified Real Estate Activities, Japan
Unibail-Rodamco SE	3.0%
Retail REITs, France
Westfield Group	3.0%
Retail REITs, Australia
Prologis Inc.	2.3%
Industrial REITs, U.S.
Ventas Inc.	2.3%
Specialized REITs, U.S.
Health Care REIT Inc.	2.2%
Specialized REITs, U.S.
The Wharf Holdings Ltd.	2.1%
Diversified Real Estate Activities, Hong Kong
HCP Inc.	2.0%
Specialized REITs, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Sumitomo Realty. Along with other JREITs, shares of Sumitomo Realty benefited from positive expectations of Abenomics and a general recovery in the Tokyo office and condominium markets. The company also carried more financial leverage, which was deemed positive by investors expecting growth. An overweighting in Keppel Land versus the benchmark dragged down the Fund’s relative returns over the period. This high-quality developer in Singapore and the Asia Pacific region underperformed the Singapore property stock average and global benchmark. Primary reasons included investor concerns related to additional government policy measures that sought to slow Singapore residential market appreciation. Economic concerns related to possible slowing in China, where the company has numerous residential and mixed-use developments, also dampened performance. An off-benchmark allocation to Chinese Overseas Land hurt relative performance. Shares underperformed the China property average and the global benchmark. Although progress on its residential sales programs was ahead of expectations, shares of Chinese Overseas Land underperformed primarily because of economic concerns about China’s slowing growth and potential credit tightening regarding mortgages for condominium buyers.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar increased in value relative to most major currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,011.00	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.12%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.66	$11.47	$13.12	$11.16	$10.84	$25.42

Income from investment operations[a]:
Net investment income[b]	0.12	0.25	0.21	0.38	0.30	0.62
Net realized and unrealized gains (losses)	0.04	2.94	(0.83)	1.94	1.36	(9.10)

Total from investment operations	0.16	3.19	(0.62)	2.32	1.66	(8.48)

Less distributions from:
Net investment income and net realized foreign currency gains	(0.74)	—	(1.03)	(0.36)	(1.34)	(0.32)
Net realized gains	—	—	—	—	—	(5.78)

Total distributions	(0.74)	—	(1.03)	(0.36)	(1.34)	(6.10)

Net asset value, end of period	$14.08	$14.66	$11.47	$13.12	$11.16	$10.84

Total return[c]	1.10%	27.81%	(5.45)%	21.24%	19.41%	(42.22)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.12%	1.11%	1.12%	1.11%	1.11%	1.08%
Expenses net of waiver and payments by affiliates	1.12%	1.07%	0.98%	0.86%	0.76% [e]	0.60% [e]
Net investment income	1.58%	1.92%	1.64%	3.24%	3.13%	3.41%

Supplemental data
Net assets, end of period (000’s)	$36,144	$38,329	$33,670	$40,430	$38,486	$39,018
Portfolio turnover rate	11.91%	22.29%	28.95%	76.52%	87.34%	77.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.27	$11.20	$12.83	$10.92	$10.61	$24.97

Income from investment operations[a]:
Net investment income[b]	0.10	0.21	0.17	0.34	0.27	0.56
Net realized and unrealized gains (losses)	0.04	2.86	(0.81)	1.90	1.33	(8.93)

Total from investment operations	0.14	3.07	(0.64)	2.24	1.60	(8.37)

Less distributions from:
Net investment income and net realized foreign currency gains	(0.67)	—	(0.99)	(0.33)	(1.29)	(0.21)
Net realized gains	—	—	—	—	—	(5.78)

Total distributions	(0.67)	—	(0.99)	(0.33)	(1.29)	(5.99)

Net asset value, end of period	$13.74	$14.27	$11.20	$12.83	$10.92	$10.61

Total return[c]	0.92%	27.41%	(5.65)%	20.97%	19.08%	(42.39)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.37%	1.36%	1.37%	1.36%	1.36%	1.33%
Expenses net of waiver and payments by affiliates	1.37%	1.32%	1.23%	1.11%	1.01% [e]	0.85% [e]
Net investment income	1.33%	1.67%	1.39%	2.99%	2.88%	3.16%

Supplemental data
Net assets, end of period (000’s)	$337,106	$344,044	$292,356	$352,854	$345,445	$343,701
Portfolio turnover rate	11.91%	22.29%	28.95%	76.52%	87.34%	77.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Global Real Estate Securities Fund	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 99.0%
Consumer Discretionary 0.5%
SPDR S&P Homebuilders ETF	United States	65,697	$1,932,806

Diversified Real Estate Activities 15.7%
CapitaLand Ltd.	Singapore	1,355,500	3,294,488
Hang Lung Properties Ltd.	Hong Kong	1,111,000	3,874,774
Mitsubishi Estate Co. Ltd.	Japan	697,600	18,574,066
Mitsui Fudosan Co. Ltd.	Japan	550,000	16,174,514
Sun Hung Kai Properties Ltd.	Hong Kong	406,000	5,239,925
Tokyo Tatemono Co. Ltd.	Japan	282,000	2,348,342
Tokyu Land Corp.	Japan	136,000	1,247,706
The Wharf Holdings Ltd.	Hong Kong	920,500	7,732,202

			58,486,017

Diversified REITs 9.5%
American Assets Trust Inc.	United States	75,339	2,324,961
British Land Co. PLC	United Kingdom	403,731	3,479,926
Canadian REIT	Canada	62,914	2,606,082
Dexus Property Group	Australia	1,933,678	1,892,754
GPT Group	Australia	1,030,760	3,620,887
Kenedix Realty Investment Corp.	Japan	537	2,138,472
Land Securities Group PLC	United Kingdom	356,581	4,796,699
Liberty Property Trust	United States	64,306	2,376,750
Mirvac Group	Australia	1,319,816	1,937,825
Shaftesbury PLC	United Kingdom	92,633	836,833
Suntec REIT	Singapore	1,690,000	2,100,414
United Urban Investment Corp.	Japan	829	1,120,767
Vornado Realty Trust	United States	73,874	6,120,461

			35,352,831

Industrial REITs 5.8%
Ascendas REIT	Singapore	772,000	1,358,501
[a] Ascendas REIT, 144A	Singapore	171,000	300,911
Goodman Group	Australia	1,051,014	4,691,962
Mapletree Logistics Trust	Singapore	2,114,380	1,835,327
Nippon Prologis REIT Inc.	Japan	164	1,426,878
[a] Nippon Prologis REIT Inc., 144A	Japan	124	1,078,859
Prologis Inc.	United States	230,164	8,681,786
STAG Industrial Inc.	United States	105,952	2,113,742

			21,487,966

Office REITs 9.7%
Alexandria Real Estate Equities Inc.	United States	15,207	999,404
Boston Properties Inc.	United States	62,815	6,625,098
Brandywine Realty Trust	United States	188,646	2,550,494
Commonwealth Property Office Fund	Australia	1,768,817	1,779,925
Coresite Realty Corp.	United States	18,487	588,071
Derwent London PLC	United Kingdom	59,694	2,087,615
Digital Realty Trust Inc.	United States	25,543	1,558,123
Douglas Emmett Inc.	United States	87,067	2,172,322
Great Portland Estates PLC	United Kingdom	410,326	3,318,356
Highwoods Properties Inc.	United States	75,537	2,689,873
Japan Real Estate Investment Corp.	Japan	280	3,124,912
Kilroy Realty Corp.	United States	81,898	4,341,413
SL Green Realty Corp.	United States	48,010	4,234,002

			36,069,608

FGR-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Global Real Estate Securities Fund	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Real Estate Development 2.0%
China Overseas Land & Investment Ltd.	China	550,000	$1,435,994
Keppel Land Ltd.	Singapore	876,000	2,315,723
Sino Land Co. Ltd.	Hong Kong	1,598,000	2,237,544
Sunac China Holdings Ltd.	China	2,243,000	1,480,691

			7,469,952

Real Estate Operating Companies 7.5%
Brookfield Office Properties Inc.	Canada	139,049	2,313,185
Deutsche Euroshop AG	Germany	30,681	1,221,041
[a] Deutsche Euroshop AG, 144A	Germany	9,909	394,358
Global Logistic Properties Ltd.	Singapore	1,782,000	3,867,035
GSW Immobilien AG	Germany	38,876	1,504,172
Hongkong Land Holdings Ltd.	Hong Kong	865,100	5,943,237
Hufvudstaden AB, A	Sweden	262,186	3,135,294
Hysan Development Co. Ltd.	Hong Kong	601,000	2,595,878
[a,b] LEG Immobilien AG, 144A	Germany	11,659	607,037
Norwegian Property ASA	Norway	726,430	920,970
[a] Norwegian Property ASA, 144A	Norway	259,120	328,513
PSP Swiss Property AG	Switzerland	25,434	2,201,938
Sponda OYJ	Finland	304,011	1,432,492
Swire Properties Ltd.	Hong Kong	334,200	995,367
[a] Swire Properties Ltd., 144A	Hong Kong	239,200	712,423

			28,172,940

Residential REITs 8.9%
Apartment Investment & Management Co., A	United States	97,105	2,917,034
AvalonBay Communities Inc.	United States	37,967	5,122,128
Boardwalk REIT	Canada	43,036	2,386,045
BRE Properties Inc.	United States	33,395	1,670,418
Camden Property Trust	United States	51,385	3,552,759
Campus Crest Communities Inc.	United States	95,317	1,099,958
Canadian Apartment Properties REIT	Canada	115,195	2,481,730
Equity Lifestyle Properties Inc.	United States	23,456	1,843,407
Equity Residential	United States	109,828	6,376,614
Essex Property Trust Inc.	United States	21,448	3,408,516
Post Properties Inc.	United States	18,188	900,124
UDR Inc.	United States	60,002	1,529,451

			33,288,184

Retail REITs 25.9%
[a] CapitaMall Trust, 144A	Singapore	464,100	730,621
CBL & Associates Properties Inc.	United States	93,428	2,001,228
Charter Hall Retail REIT	Australia	423,666	1,476,640
DDR Corp.	United States	238,716	3,974,621
Eurocommercial Properties NV	Netherlands	41,595	1,526,808
Federal Realty Investment Trust	United States	14,809	1,535,397
Federation Centres	Australia	1,166,709	2,529,514
Frontier Real Estate Investment Corp.	Japan	174	1,596,330
General Growth Properties Inc.	United States	198,983	3,953,792
Hammerson PLC	United Kingdom	491,653	3,644,065
Japan Retail Fund Investment Corp.	Japan	1,139	2,379,280
Kimco Realty Corp.	United States	233,969	5,013,956
Klepierre	France	76,432	3,012,488
The Link REIT	Hong Kong	1,038,600	5,115,366

FGR-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Global Real Estate Securities Fund	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Retail REITs (continued)
The Macerich Co.	United States	36,864	$2,247,598
Ramco-Gershenson Properties Trust	United States	95,913	1,489,529
Realty Income Corp.	United States	33,703	1,412,830
Regency Centers Corp.	United States	33,693	1,711,941
RioCan REIT	Canada	110,226	2,649,366
Simon Property Group Inc.	United States	119,115	18,810,641
Tanger Factory Outlet Centers Inc.	United States	52,279	1,749,255
Taubman Centers Inc.	United States	31,208	2,345,281
Unibail-Rodamco SE	France	48,804	11,371,105
Weingarten Realty Investors	United States	63,710	1,960,357
Westfield Group	Australia	1,064,271	11,137,928
Westfield Retail Trust	Australia	501,487	1,422,157

			96,798,094

Specialized REITs 13.5%
CDL Hospitality Trusts	Singapore	744,000	998,067
CubeSmart	United States	111,021	1,774,115
Extra Space Storage Inc.	United States	56,454	2,367,116
HCP Inc.	United States	160,717	7,302,980
Health Care REIT Inc.	United States	120,264	8,061,296
Host Hotels & Resorts Inc.	United States	349,899	5,902,796
Pebblebrook Hotel Trust	United States	115,722	2,991,414
Public Storage	United States	36,973	5,669,070
Sabra Health Care REIT Inc.	United States	44,726	1,167,796
Senior Housing Properties Trust	United States	38,663	1,002,532
Starwood Hotels & Resorts Worldwide Inc.	United States	46,564	2,942,379
[b] Sunstone Hotel Investors Inc.	United States	126,327	1,526,030
Ventas Inc.	United States	124,687	8,660,759

			50,366,350

Total Common Stocks and Other Equity Interests (Cost $252,409,708)			369,424,748

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Global Real Estate Securities Fund	Country	Principal Amount	Value
Short Term Investments (Cost $1,756,979) 0.4%
Repurchase Agreements 0.4%
[c] Joint Repurchase Agreement, 0.088%, 7/01/13 (Maturity Value $1,756,992)	United States	$1,756,979	$1,756,979
Barclays Capital Inc. (Maturity Value $200,262)
BNP Paribas Securities Corp. (Maturity Value $222,523)
Credit Suisse Securities (USA) LLC (Maturity Value $278,149)
Deutsche Bank Securities Inc. (Maturity Value $221,592)
HSBC Securities (USA) Inc. (Maturity Value $472,860)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $222,523)
Morgan Stanley & Co. LLC (Maturity Value $139,083)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17; [d]U.S.Government Agency Discount Notes, 8/01/13 - 4/21/14; [d]U.S. Treasury Bills, 7/11/13 - 5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 - 1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $1,793,610)

Total Investments (Cost $254,166,687) 99.4%			371,181,727
Other Assets, less Liabilities 0.6%			2,068,609

Net Assets 100.0%			$373,250,336

See Abbreviations on page FGR-24.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $4,152,722, representing 1.11% of net assets.

bNon-income producing.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGR-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$252,409,708
Cost - Repurchase agreements	1,756,979

Total cost of investments	$254,166,687

Value - Unaffiliated issuers	$369,424,748
Value - Repurchase agreements	1,756,979

Total value of investments	371,181,727
Cash	109,634
Foreign currency, at value (cost and $16,757)	16,744
Receivables:
Investment securities sold	2,160,686
Capital shares sold	74,099
Dividends	1,243,406
Other assets	107

Total assets	374,786,403

Liabilities:
Payables:
Investment securities purchased	751,422
Capital shares redeemed	155,559
Affiliates	474,230
Deferred tax	22,276
Accrued expenses and other liabilities	132,580

Total liabilities	1,536,067

Net assets, at value	$373,250,336

Net assets consist of:
Paid-in capital	$618,508,759
Distributions in excess of net investment income	(13,679,720)
Net unrealized appreciation (depreciation)	116,988,203
Accumulated net realized gain (loss)	(348,566,906)

Net assets, at value	$373,250,336

Class 1:
Net assets, at value	$36,144,140

Shares outstanding	2,567,357

Net asset value and maximum offering price per share	$14.08

Class 2:
Net assets, at value	$337,106,196

Shares outstanding	24,526,126

Net asset value and maximum offering price per share	$13.74

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $445,878)	$5,310,866
Interest	2,076

Total investment income	5,312,942

Expenses:
Management fees (Note 3a)	1,737,468
Administrative fees (Note 3b)	324,753
Distribution fees - Class 2 (Note 3c)	443,044
Unaffiliated transfer agent fees	152
Custodian fees (Note 4)	28,726
Reports to shareholders	76,832
Professional fees	31,918
Trustees’ fees and expenses	731
Other	6,912

Total expenses	2,650,536

Net investment income	2,662,406

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	9,284,533
Realized gain distributions from REITs	736,775
Foreign currency transactions	(71,432)

Net realized gain (loss)	9,949,876

Net change in unrealized appreciation (depreciation) on:
Investments	(8,942,085)
Translation of other assets and liabilities denominated in foreign currencies	4,890
Change in deferred taxes on unrealized appreciation	(2,104)

Net change in unrealized appreciation (depreciation)	(8,939,299)

Net realized and unrealized gain (loss)	1,010,577

Net increase (decrease) in net assets resulting from operations	$3,672,983

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$2,662,406	$6,085,560
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign currency transactions	9,949,876	16,658,509
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(8,939,299)	63,401,420

Net increase (decrease) in net assets resulting from operations	3,672,983	86,145,489

Distributions to shareholders from net investment income and net foreign currency gains:
Class 1	(1,817,696)	—
Class 2	(15,833,743)	—

Total distributions to shareholders	(17,651,439)	—

Capital share transactions: (Note 2)
Class 1	(861,232)	(4,213,180)
Class 2	5,717,243	(25,586,397)

Total capital share transactions	4,856,011	(29,799,577)

Net increase (decrease) in net assets	(9,122,445)	56,345,912
Net assets:
Beginning of period	382,372,781	326,026,869

End of period	$373,250,336	$382,372,781

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(13,679,720)	$1,309,313

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty one separate funds. The Franklin Global Real Estate Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 58.19% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

FGR-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	29,416	$450,922	24,042	$319,447
Shares issued in reinvestment of distributions	127,468	1,817,696	—	—
Shares redeemed	(204,834)	(3,129,850)	(343,706)	(4,532,627)

Net increase (decrease)	(47,950)	$(861,232)	(319,664)	$(4,213,180)

Class 2 Shares:
Shares sold	747,132	$11,346,822	1,413,036	$18,012,410
Shares issued in reinvestment of distributions	1,136,665	15,833,743	—	—
Shares redeemed	(1,458,915)	(21,463,322)	(3,409,902)	(43,598,807)

Net increase (decrease)	424,882	$5,717,243	(1,996,866)	$(25,586,397)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$135,057,288
2017	207,448,609
2018	2,192,369

$344,698,266

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$282,958,016

Unrealized appreciation	$110,659,305
Unrealized depreciation	(22,435,594)

Net unrealized appreciation (depreciation)	$88,223,711

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $46,048,329 and $54,174,301, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

8. CREDIT FACILITY (continued)

Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$369,424,748	$—	$—	$369,424,748
Short Term Investments	—	1,756,979	—	1,756,979

Total Investments in Securities	$369,424,748	$1,756,979	$—	$371,181,727

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

FGR-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Real Estate Securities Fund

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust
SPDR - S&P Depositary Receipt

FGR-24

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Real Estate Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1 and Class 2 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0199	$0.2385
Class 2	$0.0199	$0.2273

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’ distribution to which the foreign taxes relate), or as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

FGR-25

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This semiannual report for Franklin Growth and Income Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Growth and Income Securities Fund – Class 1 delivered a +13.11% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Growth and Income Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +13.82% total return.1 The Fund’s peers as measured by the Lipper VIP Equity Income Funds Classification Average, posted a +13.63% return for the same period.2

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period even though Chairman Bernanke’s statements sparked volatility.1 Rising corporate profits and generally favorable

1. Source: © 2013 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

economic data bolstered investor confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the six-month review period, nearly every sector the Fund invested in rose in value, as did most of the portfolio’s individual securities, supporting overall performance. Key contributing sectors included financials, industrials and consumer discretionary. Within the financials sector, capital markets firm BlackRock, diversified financial services provider JPMorgan Chase and commercial bank Wells Fargo supported results. Among industrials, leading performers included conglomerate Honeywell International, aerospace firm Boeing and waste management company Republic Services. The Fund’s consumer discretionary holdings were led by athletic equipment and apparel maker NIKE, discount retailer Target and restaurant chain McDonald’s.

In contrast, our investments in the poorly performing materials sector hindered the Fund’s results as several commodities suffered from price volatility during the period. Major detractors included a convertible bond of gold miner AngloGold Ashanti, stock of metals and mining corporation Rio Tinto (sold by period-end) and a Freeport-McMoRan Copper & Gold equity-linked security. Other individual positions that detracted from performance included an Apple equity-linked security and our positions in diversified resources company BHP Billiton and engine manufacturer Cummins.

FGI-3

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income Securities Fund

6/30/13

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co.	2.6%
Financials
Microsoft Corp.	2.3%
Information Technology
Cisco Systems Inc.	2.3%
Information Technology
Roche Holding AG	2.1%
Health Care
Sanofi	2.0%
Health Care
Republic Services Inc.	2.0%
Industrials
NIKE Inc., B	2.0%
Consumer Discretionary
BlackRock Inc.	2.0%
Financials
Exxon Mobil Corp.	2.0%
Energy
Royal Dutch Shell PLC, A	2.0%
Energy

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 1

FGI-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,131.10	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$2.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FGI-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.64	$11.60	$11.76	$10.47	$8.72	$15.07

Income from investment operations[a]:
Net investment income[b]	0.16	0.35	0.33	0.38	0.31	0.39
Net realized and unrealized gains (losses)	1.50	1.08	(0.03)	1.32	1.92	(5.17)

Total from investment operations	1.66	1.43	0.30	1.70	2.23	(4.78)

Less distributions from:
Net investment income	(0.40)	(0.39)	(0.46)	(0.41)	(0.48)	(0.45)
Net realized gains	—	—	—	—	—	(1.12)

Total distributions	(0.40)	(0.39)	(0.46)	(0.41)	(0.48)	(1.57)

Net asset value, end of period	$13.90	$12.64	$11.60	$11.76	$10.47	$8.72

Total return[c]	13.11%	12.53%	2.64%	16.93%	26.82%	(34.95)%
Ratios to average net assets[d]
Expenses	0.59%	0.60%	0.59%	0.59%	0.60% [e]	0.55% [e]
Net investment income	2.40%	2.86%	2.80%	3.62%	3.46%	3.17%

Supplemental data
Net assets, end of period (000’s)	$162,630	$154,463	$156,830	$176,590	$174,403	$162,936
Portfolio turnover rate	19.74%	30.00%	32.93%	26.83%	51.05%	30.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.46	$11.44	$11.60	$10.33	$8.59	$14.86

Income from investment operations[a]:
Net investment income[b]	0.15	0.32	0.29	0.35	0.28	0.35
Net realized and unrealized gains (losses)	1.46	1.05	(0.02)	1.31	1.90	(5.10)

Total from investment operations	1.61	1.37	0.27	1.66	2.18	(4.75)

Less distributions from:
Net investment income	(0.37)	(0.35)	(0.43)	(0.39)	(0.44)	(0.40)
Net realized gains	—	—	—	—	—	(1.12)

Total distributions	(0.37)	(0.35)	(0.43)	(0.39)	(0.44)	(1.52)

Net asset value, end of period	$13.70	$12.46	$11.44	$11.60	$10.33	$8.59

Total return[c]	12.88%	12.23%	2.41%	16.68%	26.55%	(35.14)%
Ratios to average net assets[d]
Expenses	0.84%	0.85%	0.84%	0.84%	0.85% [e]	0.80% [e]
Net investment income	2.15%	2.61%	2.55%	3.37%	3.21%	2.92%

Supplemental data
Net assets, end of period (000’s)	$139,300	$131,400	$129,309	$151,481	$152,077	$141,359
Portfolio turnover rate	19.74%	30.00%	32.93%	26.83%	51.05%	30.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks 86.9%
Consumer Discretionary 10.2%
Comcast Corp., A	United States	108,180	$4,530,578
Las Vegas Sands Corp.	United States	82,100	4,345,553
Lowe’s Cos. Inc.	United States	108,600	4,441,740
McDonald’s Corp.	United States	58,600	5,801,400
NIKE Inc., B	United States	96,300	6,132,384
Target Corp.	United States	82,900	5,708,494

			30,960,149

Consumer Staples 8.4%
The Coca-Cola Co.	United States	77,500	3,108,525
Diageo PLC, ADR	United Kingdom	41,300	4,747,435
Kellogg Co.	United States	73,900	4,746,597
Mead Johnson Nutrition Co., A	United States	48,600	3,850,578
PepsiCo Inc.	United States	67,700	5,537,183
The Procter & Gamble Co.	United States	42,800	3,295,172

			25,285,490

Energy 7.2%
BP PLC, ADR	United Kingdom	69,800	2,913,452
Chevron Corp.	United States	31,600	3,739,544
Exxon Mobil Corp.	United States	66,644	6,021,285
Royal Dutch Shell PLC, A, ADR	United Kingdom	93,600	5,971,680
Schlumberger Ltd.	United States	44,800	3,210,368

			21,856,329

Financials 14.6%
Aflac Inc.	United States	98,300	5,713,196
Bank of America Corp.	United States	172,500	2,218,350
BlackRock Inc.	United States	23,600	6,061,660
JPMorgan Chase & Co.	United States	151,270	7,985,543
Marsh & McLennan Cos. Inc.	United States	89,900	3,588,808
MetLife Inc.	United States	38,882	1,779,240
People’s United Financial Inc.	United States	218,100	3,249,690
QBE Insurance Group Ltd.	Australia	241,600	3,335,127
T. Rowe Price Group Inc.	United States	62,800	4,593,820
Wells Fargo & Co.	United States	132,500	5,468,275

			43,993,709

Health Care 8.3%
Bristol-Myers Squibb Co.	United States	53,300	2,381,977
Johnson & Johnson	United States	60,600	5,203,116
Pfizer Inc.	United States	178,700	5,005,387
Roche Holding AG	Switzerland	25,100	6,242,790
Sanofi, ADR	France	119,900	6,176,049

			25,009,319

Industrials 13.3%
The Boeing Co.	United States	39,400	4,036,136
Cummins Inc.	United States	40,100	4,349,246
Emerson Electric Co.	United States	90,600	4,941,324
General Electric Co.	United States	222,200	5,152,818
Honeywell International Inc.	United States	71,300	5,656,942
Lockheed Martin Corp.	United States	46,200	5,010,852
Republic Services Inc.	United States	181,500	6,160,110

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
United Parcel Service Inc., B	United States	55,800	$4,825,584

			40,133,012

Information Technology 12.7%
Analog Devices Inc.	United States	106,200	4,785,372
CA Inc.	United States	156,300	4,474,869
Cisco Systems Inc.	United States	282,208	6,860,477
Intel Corp.	United States	219,100	5,306,602
Microsoft Corp.	United States	199,600	6,892,188
Molex Inc.	United States	196,500	5,765,310
Paychex Inc.	United States	114,200	4,170,584

			38,255,402

Materials 4.1%
BHP Billiton PLC	United Kingdom	152,600	3,903,034
The Dow Chemical Co.	United States	110,300	3,548,351
E. I. du Pont de Nemours and Co.	United States	96,400	5,061,000

			12,512,385

Telecommunication Services 2.6%
AT&T Inc.	United States	115,497	4,088,594
Vodafone Group PLC, ADR	United Kingdom	126,900	3,647,106

			7,735,700

Utilities 5.5%
Dominion Resources Inc.	United States	70,200	3,988,764
Duke Energy Corp.	United States	76,803	5,184,203
Great Plains Energy Inc.	United States	104,648	2,358,766
PG&E Corp.	United States	113,200	5,176,636

			16,708,369

Total Common Stocks (Cost $204,118,570)			262,449,864

[a] Equity-Linked Securities 4.8%
Consumer Discretionary 1.4%
[b] Deutsche Bank AG into Amazon.com Inc., 5.50%, 144A	United States	15,000	4,145,145

Energy 1.4%
[b] Bank of America Corp. into Halliburton Co., 5.00%, 144A	United States	105,000	4,292,190

Information Technology 0.8%
[b] Barclays Bank PLC into Apple Inc., 7.50%, 144A	United States	6,000	2,459,652

Materials 1.2%
Credit Suisse New York into Freeport-McMoRan Copper & Gold Inc., B, 8.40%	United States	120,000	3,437,256

Total Equity-Linked Securities (Cost $15,831,351)			14,334,243

Convertible Preferred Stocks 5.7%
Consumer Discretionary 1.2%
General Motors Co., 4.75%, cvt. pfd., B	United States	77,000	3,708,320

Energy 0.9%
[b] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	2,700	2,786,670

Financials 2.2%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	3,100	3,442,550
MetLife Inc., 5.00%, cvt. pfd.	United States	55,100	3,018,929

			6,461,479

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Convertible Preferred Stocks (continued)
Industrials 0.4%
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	9,200	$1,102,390

Materials 0.5%
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	94,000	1,617,740

Utilities 0.5%
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	28,100	1,560,674

Total Convertible Preferred Stocks (Cost $17,480,402)			17,237,273

Preferred Stocks (Cost $8,133,100) 0.5%
Financials 0.5%
[c] Fannie Mae, 8.25%, pfd.	United States	325,000	1,478,750

Total Investments before Short Term Investments (Cost $245,563,423)			295,500,130

		Principal Amount
Short Term Investments (Cost $5,611,302) 1.8%
Repurchase Agreements 1.8%
[d] Joint Repurchase Agreement, 0.088%, 7/01/13 (Maturity Value $5,611,343)	United States	$5,611,302	5,611,302
Barclays Capital Inc. (Maturity Value $639,581)
BNP Paribas Securities Corp. (Maturity Value $710,677)
Credit Suisse Securities (USA) LLC (Maturity Value $888,331)
Deutsche Bank Securities Inc. (Maturity Value $707,703)
HSBC Securities (USA) Inc. (Maturity Value $1,510,180)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $710,677)
Morgan Stanley & Co. LLC (Maturity Value $444,194)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17;
[e]U.S.Government Agency Discount Notes, 8/01/13 - 4/21/14; [e]U.S. Treasury Bills,
7/11/13 - 5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 - 1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $5,728,290 )

Total Investments (Cost $251,174,725) 99.7%			301,111,432
Other Assets, less Liabilities 0.3%			818,195

Net Assets 100.0%			$301,929,627

See Abbreviations on page FGI-21.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $13,683,657, representing 4.53% of net assets.

cNon-income producing.

dSee Note 1(c) regarding joint repurchase agreement.

eThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$245,563,423
Cost - Repurchase agreements	5,611,302

Total cost of investments	$251,174,725

Value - Unaffiliated issuers	$295,500,130
Value - Repurchase agreements	5,611,302

Total value of investments	301,111,432
Receivables:
Investment securities sold	10,689,470
Capital shares sold	56,826
Dividends	611,975
Other assets	80

Total assets	312,469,783

Liabilities:
Payables:
Investment securities purchased	10,115,364
Capital shares redeemed	143,303
Affiliates	194,384
Accrued expenses and other liabilities	87,105

Total liabilities	10,540,156

Net assets, at value	$301,929,627

Net assets consist of:
Paid-in capital	$266,873,819
Undistributed net investment income	4,161,465
Net unrealized appreciation (depreciation)	49,935,097
Accumulated net realized gain (loss)	(19,040,754)

Net assets, at value	$301,929,627

Class 1:
Net assets, at value	$162,629,698

Shares outstanding	11,703,627

Net asset value and maximum offering price per share	$13.90

Class 2:
Net assets, at value	$139,299,929

Shares outstanding	10,165,083

Net asset value and maximum offering price per share	$13.70

The accompanying notes are an integral part of these financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$4,513,276
Interest	1,857

Total investment income	4,515,133

Expenses:
Management fees (Note 3a)	802,548
Distribution fees - Class 2 (Note 3c)	174,600
Unaffiliated transfer agent fees	73
Custodian fees (Note 4)	3,253
Reports to shareholders	54,697
Professional fees	20,375
Trustees’ fees and expenses	599
Other	6,734

Total expenses	1,062,879

Net investment income	3,452,254

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	26,127,543
Foreign currency transactions	(33,325)

Net realized gain (loss)	26,094,218

Net change in unrealized appreciation (depreciation) on:
Investments	7,021,066
Translation of other assets and liabilities denominated in foreign currencies	(2,382)

Net change in unrealized appreciation (depreciation)	7,018,684

Net realized and unrealized gain (loss)	33,112,902

Net increase (decrease) in net assets resulting from operations	$36,565,156

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$3,452,254	$8,006,258
Net realized gain (loss) from investments and foreign currency transactions	26,094,218	14,591,826
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	7,018,684	11,480,221

Net increase (decrease) in net assets resulting from operations	36,565,156	34,078,305

Distributions to shareholders from:
Net investment income:
Class 1	(4,583,247)	(4,951,744)
Class 2	(3,711,240)	(3,811,748)

Total distributions to shareholders	(8,294,487)	(8,763,492)

Capital share transactions: (Note 2)
Class 1	(7,053,942)	(16,240,212)
Class 2	(5,150,695)	(9,349,674)

Total capital share transactions	(12,204,637)	(25,589,886)

Net increase (decrease) in net assets	16,066,032	(275,073)
Net assets:
Beginning of period	285,863,595	286,138,668

End of period	$301,929,627	$285,863,595

Undistributed net investment income included in net assets:
End of period	$4,161,465	$8,455,201

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Growth and Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 78.25% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	15,811	$215,492	8,936	$109,900
Shares issued in reinvestment of distributions	326,675	4,583,247	419,284	4,951,744
Shares redeemed	(855,162)	(11,852,681)	(1,731,505)	(21,301,856)

Net increase (decrease)	(512,676)	$(7,053,942)	(1,303,285)	$(16,240,212)

Class 2 Shares:
Shares sold	435,388	$5,936,174	876,993	$10,575,390
Shares issued in reinvestment of distributions	268,347	3,711,240	327,189	3,811,748
Shares redeemed	(1,083,444)	(14,798,109)	(1,967,485)	(23,736,812)

Net increase (decrease)	(379,709)	$(5,150,695)	(763,303)	$(9,349,674)

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the Fund had capital loss carryforwards of $44,304,559 expiring in 2017.

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$251,520,028

Unrealized appreciation	$64,725,506
Unrealized depreciation	(15,134,102)

Net unrealized appreciation (depreciation)	$49,591,404

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $58,591,468 and $79,660,793, respectively.

7. CREDIT RISK

At June 30, 2013, the Fund had 10.98% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$21,856,329	$2,786,670	$—	$24,642,999
All Other Equity Investments[b]	256,522,888	—	—	256,522,888
Equity-Linked Securities	—	14,334,243	—	14,334,243
Short Term Investments	—	5,611,302	—	5,611,302

Total Investments in Securities	$278,379,217	$22,732,215	$—	$301,111,432

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FGI-21

FRANKLIN HIGH INCOME SECURITIES FUND

We are pleased to bring you Franklin High Income Securities Fund’s semiannual report for the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin High Income Securities Fund – Class 1 delivered a +1.55% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin High Income Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Credit Suisse (CS) High Yield Index, posted a +1.52% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +1.23% total return.2

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew slowly during the six months ended June 30, 2013. Lackluster consumer spending and declines in exports and commercial real estate hindered first-quarter growth. Large cuts in federal and local government spending, volatile energy prices, business disruptions caused by Superstorm Sandy and the continuing effects of extreme weather conditions on farm production also hurt the economy during the period. However, generally positive labor market, manufacturing, and home sales and construction trends suggested the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts that took effect in 2013 contributed to fluctuations in consumer and business confidence.

In December 2012, the Federal Reserve Board (Fed) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The Fed also agreed to continue purchases of mortgage-backed securities and long-term Treasuries at a monthly pace of $85 billion until conditions improve. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures. On January 1, 2013, Congress agreed to a budget bill that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the “sequester.” The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year. Near period-end, the Fed stated it could begin slowing its monthly quantitative easing purchases in 2013

1. Source: © 2013 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

if economic conditions improved and terminate the program in mid-2014 if the unemployment rate fell to 7%.

Anticipating an interest rate rise, many investors abruptly sold their fixed income instruments, and the 10-year U.S. Treasury yield rose to 2.52% at period-end from 1.78% on December 31, 2012.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Although financial markets and the Fund experienced a challenging environment toward period-end, the Fund generated a positive return for the six-month period ended June 30, 2013. Similar to the past two years, a strong fourth quarter for the high yield market precipitated a solid start for the new year. This 2013 rally continued until May when momentum slowed, followed by a more significant June sell-off. Although earlier in the year the financial markets focused on the U.S. economic recovery’s sustainability and expected growth in key countries such as China, comments from Fed Chairman Ben Bernanke unnerved many investors. Citing the domestic economy’s stabilization as well as some improvements in employment, Bernanke noted the Fed could slow its QE program during the second half of 2013 and could stop its Treasury buying program by mid-2014. Financial market participants focused on the end of QE and the potential for future interest rate increases from the Fed. As a result, the benchmark 10-year Treasury rate jumped and stock markets declined. Some of this negative reaction reversed by the end of June.

We remained favorable toward the fundamental outlook for the high yield sector based on many companies’ fairly stable earnings and generally fortified balance sheets. At the same time, as valuations steadily rose during the period, we maintained generally neutral risk positioning in the Fund compared with the high yield market for most of the period. However, we believe the sell-off across the high yield corporate market toward period-end has created more attractive opportunities for the Fund.

We relied on our fundamental research process to build industry positioning in the Fund. Within that framework, we over- and underweighted certain industries relative to the benchmark. For example, with continued pricing pressures and several large, distressed companies in the utilities sector, we maintained an underweighted position. The sector notably underperformed the benchmark, buoying the Fund’s relative performance. In contrast, we remained positive toward the chemicals industry as balance sheets strengthened, demand began to stabilize, and merger and acquisition activity increased.3 Our industry overweighting contributed to relative performance as the sector outperformed, although our security selection within the chemicals industry was a detractor. Similarly, we continued to view the packaging industry favorably as robust consolidation over the past several years resulted in reduced excess capacity.4 Demand also strengthened and the combination of these factors led to higher profit margins. The Fund’s overweighted allocation to the outperforming industry favorably impacted relative performance.

Although some of the Fund’s industry positioning enhanced relative performance versus the benchmark, certain weightings had a negative impact. We maintained a cautious view on the supermarket and retail sectors amid still fragile U.S. consumer demand and stiff competition in both sectors. We avoided supermarkets; however, a large supermarket issuer recovered from low trading levels and drove that sector to outperform. Retail, which we underweighted, benefited from being a less defensive sector in a strong overall high yield market and also outperformed, hampering the Fund’s relative performance. In contrast, we maintained a positive outlook for the energy sector as we viewed valuations as low, and we overweighted the sector. Low natural gas prices, continued production growth and significant new-issue supply during the period drove the energy sector to slightly underperform the index, detracting from the Fund’s relative performance. However, our security selection aided the Fund’s relative performance and offset the negative

Top 10 Sectors/Industries

Franklin High Income Securities Fund

Based on Total Net Assets

6/30/13

Energy	22.0%
Materials	13.1%
Telecommunication Services	9.5%
Media	8.0%
Health Care Equipment & Services	5.4%
Consumer Services	4.4%
Diversified Financials	4.4%
Software & Services	4.3%
Capital Goods	3.4%
Pharmaceuticals, Biotechnology & Life Sciences	3.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

3. Chemicals are part of materials in the SOI.

4. Packaging is part of materials in the SOI.

effect of overweighting. For example, the Fund’s position in Plains Exploration and Production, an independent oil and gas company, contributed to performance as that company was merged with an investment-grade rated mining company.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,015.50	$2.85
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.57%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.01	$6.52	$6.63	$6.26	$4.68		$6.72

Income from investment operations[a]:
Net investment income[b]	0.24	0.48	0.50	0.49	0.46		0.50
Net realized and unrealized gains (losses)	(0.12)	0.51	(0.19)	0.32	1.50		(1.92)

Total from investment operations	0.12	0.99	0.31	0.81	1.96		(1.42)

Less distributions from net investment income	(0.54)	(0.50)	(0.42)	(0.44)	(0.38)		(0.62)

Net asset value, end of period	$6.59	$7.01	$6.52	$6.63	$6.26		$4.68

Total return[c]	1.55%	15.94%	4.63%	13.71%	42.99%		(23.16)%
Ratios to average net assets[d]
Expenses	0.57%	0.58%	0.58%	0.61%	0.63%	[e]	0.66% [e]
Net investment income	6.76%	7.15%	7.52%	7.71%	8.33%		8.30%

Supplemental data
Net assets, end of period (000’s)	$39,731	$42,166	$41,971	$48,051	$48,855		$38,225
Portfolio turnover rate	17.13%	37.03%	45.11%	60.80%	26.41%		21.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.82	$6.36	$6.47	$6.13	$4.59		$6.60

Income from investment operations[a]:
Net investment income[b]	0.22	0.46	0.47	0.47	0.44		0.47
Net realized and unrealized gains (losses)	(0.12)	0.48	(0.18)	0.30	1.47		(1.88)

Total from investment operations	0.10	0.94	0.29	0.77	1.91		(1.41)

Less distributions from net investment income	(0.52)	(0.48)	(0.40)	(0.43)	(0.37)		(0.60)

Net asset value, end of period	$6.40	$6.82	$6.36	$6.47	$6.13		$4.59

Total return[c]	1.34%	15.56%	4.56%	13.26%	42.70%		(23.38)%
Ratios to average net assets[d]
Expenses	0.82%	0.83%	0.83%	0.86%	0.88%	[e]	0.91% [e]
Net investment income	6.51%	6.90%	7.27%	7.46%	8.08%		8.05%

Supplemental data
Net assets, end of period (000’s)	$263,003	$281,851	$249,452	$239,824	$198,567		$84,396
Portfolio turnover rate	17.13%	37.03%	45.11%	60.80%	26.41%		21.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.94	$6.46	$6.57	$6.22	$4.67		$6.55

Income from investment operations[b]:
Net investment income[c]	0.23	0.46	0.47	0.47	0.45		0.39
Net realized and unrealized gains (losses)	(0.14)	0.49	(0.18)	0.31	1.48		(1.65)

Total from investment operations	0.09	0.95	0.29	0.78	1.93		(1.26)

Less distributions from net investment income	(0.51)	(0.47)	(0.40)	(0.43)	(0.38)		(0.62)

Net asset value, end of period	$6.52	$6.94	$6.46	$6.57	$6.22		$4.67

Total return[d]	1.20%	15.50%	4.39%	13.31%	42.36%		(21.34)%
Ratios to average net assets[e]
Expenses	0.92%	0.93%	0.93%	0.96%	0.98%	[f]	1.01% [f]
Net investment income	6.41%	6.80%	7.17%	7.36%	7.98%		7.95%

Supplemental data
Net assets, end of period (000’s)	$27,389	$27,664	$27,055	$25,934	$15,105		$2,244
Portfolio turnover rate	17.13%	37.03%	45.11%	60.80%	26.41%		21.75%

aFor the period February 29, 2008 (effective date) to December 31,2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin High Income Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 0.3%
Materials 0.2%
[a,b] NewPage Corp., Litigation Trust	United States	2,500,000	$—
[a] NewPage Holdings Inc.	United States	10,000	875,000

			875,000

Transportation 0.1%
[a,c] CEVA Holdings LLC	United Kingdom	224	201,852

Total Common Stocks and Other Equity Interests (Cost $2,606,786)			1,076,852

Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a,c] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	7,200
[a,c] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	436,959

Total Convertible Preferred Stocks (Cost $723,816)			444,159

Preferred Stocks (Cost $770,000) 0.3%
Diversified Financials 0.3%
GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	802,340

		Principal Amount*
Corporate Bonds 94.2%
Automobiles & Components 1.2%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000	2,246,750
[d] International Automotive Components Group SL, senior secured note, 144A, 9.125%, 6/01/18	United States	1,600,000	1,616,000

			3,862,750

Banks 2.1%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,700,000	1,748,875
5.00%, 8/15/22	United States	2,700,000	2,691,760
[d] Provident Fund Associates LP/Finance Corp., senior note, 144A, 6.75%, 6/15/21	United States	600,000	601,500
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	2,000,000	1,908,750

			6,950,885

Capital Goods 3.2%
[d] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,500,000	2,357,813
[d] BC Mountain LLC/Finance Inc., senior note, 144A, 7.00%, 2/01/21	United States	2,100,000	2,147,250
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,900,000	2,066,250
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000	1,481,250
Terex Corp., senior note, 6.00%, 5/15/21	United States	1,200,000	1,203,000
[d] Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	1,400,000	1,449,000

			10,704,563

Commercial & Professional Services 1.9%
[d] ADS Waste Escrow Corp., senior note, 144A, 8.25%, 10/01/20	United States	3,100,000	3,177,500
[d] Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%, 10/15/18	United Kingdom	2,500,000	2,500,000
[b,e] Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
[d,f] Igloo Holdings Corp., senior note, 144A, PIK, 8.25%, 12/15/17	United States	600,000	615,000

			6,292,691

Consumer Durables & Apparel 3.2%
KB Home, senior bond, 7.50%, 9/15/22	United States	2,100,000	2,262,750
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,500,000	1,635,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	1,600,000	$1,716,000
[d] SIWF Merger Sub Inc./Springs Industries Inc., senior secured note, 144A, 6.25%, 6/01/21	United States	500,000	491,250
[d] Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
7.75%, 4/15/20	United States	1,140,000	1,234,050
5.25%, 4/15/21	United States	900,000	857,250
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,500,000	2,318,750

			10,515,050

Consumer Services 4.4%
[d] Caesars Entertainment Operating Co. Inc., secured note, 144A, 9.00%, 2/15/20	United States	500,000	478,750
[d] Caesars Operating Escrow LLC/Corp., first lien, 144A, 9.00%, 2/15/20	United States	300,000	287,250
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,200,000	2,387,000
[d,e] Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,700,000	1,071
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,131,250
[d] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	1,600,000	1,696,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	2,000,000	2,142,500
6.875%, 4/01/16	United States	1,200,000	1,290,000
8.625%, 2/01/19	United States	400,000	454,000
6.625%, 12/15/21	United States	300,000	309,750
Pinnacle Entertainment Inc., senior sub. note, 7.75%, 4/01/22	United States	1,100,000	1,155,000
[d] Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,300,000	1,290,250

			14,622,821

Diversified Financials 4.1%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,500,000	1,734,375
[g] Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,825,000
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000	1,428,000
[d] General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	United States	900,000	877,500
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	800,000	910,000
International Lease Finance Corp.,
senior note, 5.65%, 6/01/14	United States	1,600,000	1,634,000
[d] senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,302,000
[d] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	500,000	520,000
5.875%, 3/15/22	United States	600,000	615,000
[d] Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	1,600,000	1,600,000
SLM Corp., senior note, 8.45%, 6/15/18	United States	100,000	111,500

			13,557,375

Energy 22.0%
Calumet Specialty Products Partners LP/Finance Corp., senior note,
9.375%, 5/01/19	United States	1,700,000	1,827,500
[d] 144A, 9.625%, 8/01/20	United States	600,000	655,500
Carrizo Oil & Gas Inc., senior note,
8.625%, 10/15/18	United States	2,000,000	2,150,000
7.50%, 9/15/20	United States	500,000	522,500
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	1,400,000	1,561,000
8.25%, 9/01/21	United States	600,000	634,500
CHC Helicopter SA,
[d] senior note, 144A, 9.375%, 6/01/21	Canada	400,000	398,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	3,000,000	3,080,625

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	3,000,000	$3,240,000
6.125%, 2/15/21	United States	1,000,000	1,055,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	2,400,000	2,400,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	528,750
8.25%, 4/01/20	United States	1,000,000	1,052,500
6.375%, 3/01/21	United States	300,000	300,000
[d] Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,500,000	1,503,750
Eagle Rock Energy Partners LP/Finance Corp., senior note, 8.375%, 6/01/19	United States	2,500,000	2,556,250
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,000,000	3,292,500
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000	1,449,000
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,500,000	2,475,000
Halcon Resources Corp., senior note, 8.875%, 5/15/21	United States	1,500,000	1,462,500
[d] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,500,000	1,581,830
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	1,400,000	1,526,000
[d] 144A, 5.50%, 1/15/21	United States	500,000	488,125
[d] LBC Tank Terminal Holding Netherlands BV, senior bond, 144A, 6.875%, 5/15/23	Belgium	200,000	201,500
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	600,000	588,000
8.625%, 4/15/20	United States	2,000,000	2,110,000
7.75%, 2/01/21	United States	700,000	705,250
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
8.875%, 4/01/18	United States	1,316,000	1,391,670
[d] 144A, 7.25%, 2/15/21	United States	1,100,000	1,108,250
[d] Midstates Petroleum Co. Inc. /LLC, senior note, 144A, 9.25%, 6/01/21	United States	1,000,000	941,250
Offshore Group Investment Ltd.,
[d] first lien, 144A, 7.125%, 4/01/23	United States	1,000,000	987,500
senior secured note, first lien, 7.50%, 11/01/19	United States	1,400,000	1,464,750
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,200,000	2,315,500
Peabody Energy Corp., senior note,
6.50%, 9/15/20	United States	1,700,000	1,712,750
6.25%, 11/15/21	United States	1,700,000	1,649,000
[d] Penn Virginia Corp., senior note, 144A, 8.50%, 5/01/20	United States	1,200,000	1,167,000
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	1,400,000	1,484,000
[d] 144A, 6.50%, 5/15/21	United States	600,000	579,000
Plains Exploration & Production Co., senior note,
6.125%, 6/15/19	United States	600,000	636,646
6.875%, 2/15/23	United States	900,000	963,918
QEP Resources Inc., senior note,
5.375%, 10/01/22	United States	1,500,000	1,492,500
5.25%, 5/01/23	United States	800,000	784,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,800,000	1,858,500
Quicksilver Resources Inc.,
[d,h] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,300,000	1,176,500
senior note, 9.125%, 8/15/19	United States	1,000,000	855,000
[d] Sabine Pass Liquefaction LLC,
144A, 5.625%, 4/15/23	United States	900,000	852,750
secured note, 144A, 5.625%, 2/01/21	United States	2,400,000	2,334,000
[d] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,200,000	3,388,000
[d] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,400,000	1,386,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,600,000	$2,697,500

			72,571,564

Food & Staples Retailing 0.3%
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	1,000,000	1,112,500

Food, Beverage & Tobacco 2.0%
[d] Barry Callebaut Services SA, senior note, 144A, 5.50%, 6/15/23	Belgium	900,000	916,875
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	3,000,000	3,097,500
[d] JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	2,600,000	2,736,500

			6,750,875

Health Care Equipment & Services 5.4%
[d] Alere Inc.,
senior note, 144A, 7.25%, 7/01/18	United States	2,200,000	2,343,000
senior sub. note, 144A, 6.50%, 6/15/20	United States	300,000	292,125
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note, 7.75%, 2/15/19	United States	1,500,000	1,608,750
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,700,000	1,816,875
senior note, 7.125%, 7/15/20	United States	700,000	722,750
senior secured note, 5.125%, 8/15/18	United States	1,500,000	1,526,250
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	800,000	854,000
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	1,300,000	1,407,250
HCA Inc., senior note, 7.50%, 2/15/22	United States	800,000	888,000
senior note, 5.875%, 5/01/23	United States	2,500,000	2,506,250
senior secured bond, 7.25%, 9/15/20	United States	900,000	968,625
senior secured note, 7.875%, 2/15/20	United States	1,000,000	1,079,375
senior secured note, 5.875%, 3/15/22	United States	1,000,000	1,028,750
MedAssets Inc., senior note, 8.00%, 11/15/18	United States	800,000	852,000

			17,894,000

Materials 12.9%
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	1,100,000	1,097,189
[d] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	600,000	640,500
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
secured note, 144A, 4.875%, 11/15/22	Luxembourg	200,000	186,500
senior note, 144A, 7.00%, 11/15/20	Luxembourg	800,000	773,500
senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	600,000	642,750
[d] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000	1,385,625
[d] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	2,500,000	2,518,750
[d] Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000	3,692,500
[d] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000	1,455,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	1,400,000	1,347,500
Exopack Holding Corp., senior note, 10.00%, 6/01/18	United States	1,600,000	1,628,000
[d] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	800,000	805,452
6.875%, 2/01/18	Australia	2,000,000	1,982,500
8.25%, 11/01/19	Australia	500,000	517,500
6.875%, 4/01/22	Australia	200,000	194,750
[d] Ineos Finance PLC, senior secured note, 144A,
8.375%, 2/15/19	United Kingdom	200,000	218,000
7.50%, 5/01/20	United Kingdom	500,000	533,750
[d] Ineos Group Holdings SA, senior note, 144A, 6.125%, 8/15/18	United Kingdom	1,300,000	1,244,750

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[d] Inmet Mining Corp., senior note, 144A,
8.75%, 6/01/20	Canada	2,500,000	$2,568,750
7.50%, 6/01/21	Canada	300,000	288,750
[d] Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	700,000	703,500
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,300,000	1,400,750
Olin Corp., senior bond, 5.50%, 8/15/22	United States	3,200,000	3,248,000
[d] Orion Engineered Carbons Bondco GmbH, senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	1,600,000	1,746,000
[d,f] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	500,000	502,500
[d] Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	2,500,000	2,512,500
[d] Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	700,000	703,500
Reynolds Group Issuer Inc./LLC/SA, first lien, 5.75%, 10/15/20	United States	1,400,000	1,414,000
senior note, 8.50%, 5/15/18	United States	2,800,000	2,898,000
senior note, 9.00%, 4/15/19	United States	200,000	207,500
senior note, 9.875%, 8/15/19	United States	200,000	215,000
senior note, 8.25%, 2/15/21	United States	400,000	397,500
[d] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	800,000	896,000
6.50%, 12/01/20	United States	500,000	530,000
8.375%, 9/15/21	United States	600,000	681,000
[d] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A, 7.375%, 5/01/21	United States	700,000	721,000

			42,498,766

Media 7.5%
Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	1,000,000	1,080,000
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 6.50%, 4/30/21	United States	1,500,000	1,571,250
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	3,800,000	3,629,000
Clear Channel Worldwide Holdings Inc.,
[d] senior note, 144A, 6.50%, 11/15/22	United States	1,000,000	1,035,000
senior sub. note, 7.625%, 3/15/20	United States	200,000	207,000
senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,144,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000	1,623,750
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	3,000,000	3,262,500
6.75%, 6/01/21	United States	1,500,000	1,601,250
[f] Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,676,514	1,697,470
[d] Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	2,500,000	2,637,500
7.875%, 11/01/20	United States	700,000	761,250
[d] UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,040,000
[d] UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000	518,750
[d] WMG Acquisition Corp., secured note, 144A, 6.00%, 1/15/21	United States	2,782,000	2,844,595

			24,653,315

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
[d] inVentiv Health Inc., senior note, 144A,
9.00%, 1/15/18	United States	600,000	628,500
10.00%, 8/15/18	United States	1,900,000	1,596,000
[d,f] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,200,000	1,260,000
[d] Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	777,000
[d] Par Pharmaceutical Cos. Inc., senior note, 144A, 7.375%, 10/15/20	United States	3,300,000	3,399,000
[d] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	2,981,250
[d,i] VPII Escrow Corp., senior note, 144A, 7.50%, 7/15/21	United States	200,000	200,000

			10,841,750

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Retailing 0.9%
[d] American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	$2,068,500
[d] New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	800,000	780,000

			2,848,500

Semiconductors & Semiconductor Equipment 1.0%
Freescale Semiconductor Inc., senior note,
8.05%, 2/01/20	United States	2,000,000	2,035,000
10.75%, 8/01/20	United States	1,104,000	1,219,920

			3,254,920

Software & Services 4.3%
[d] Ceridian Corp.,
secured note, 144A, 8.875%, 7/15/19	United States	800,000	893,000
senior note, 144A, 11.00%, 3/15/21	United States	1,200,000	1,326,000
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,100,000	2,068,500
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	1,000,000	1,062,500
[d] senior note, 144A, 11.25%, 1/15/21	United States	1,000,000	1,002,500
[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,562,500
[d] Sitel LLC/Finance Corp., senior secured note, 144A, 11.00%, 8/01/17	United States	700,000	749,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000	1,248,000
West Corp., senior note, 7.875%, 1/15/19	United States	3,000,000	3,131,250

			14,043,250

Technology Hardware & Equipment 1.2%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	1,000,000	1,080,000
[d,f] CommScope Holdings Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	400,000	384,000
[d] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	2,300,000	2,466,750

			3,930,750

Telecommunication Services 9.5%
CenturyLink Inc., senior note,
6.45%, 6/15/21	United States	400,000	419,000
5.80%, 3/15/22	United States	2,500,000	2,481,250
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	2,500,000	2,412,500
[d] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000	2,076,250
[d] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,200,000	1,152,000
[d] eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,800,000	1,995,750
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	400,000	403,000
senior note, 8.50%, 4/15/20	United States	2,000,000	2,215,000
senior note, 8.75%, 4/15/22	United States	900,000	985,500
Intelsat Jackson Holdings SA,
[d] senior bond, 144A, 5.50%, 8/01/23	Luxembourg	500,000	470,938
senior note, 7.25%, 10/15/20	Luxembourg	900,000	949,500
senior note, 7.50%, 4/01/21	Luxembourg	3,800,000	4,009,000
[d] Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	700,000	708,750
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	300,000	321,000
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000	3,382,500
[d] 144A, 9.00%, 11/15/18	United States	3,000,000	3,517,500
[d] 144A, 7.00%, 3/01/20	United States	300,000	324,750
[d] Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	2,000,000	2,090,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
[d,f] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%,
7/15/17	Italy	576,927	EUR	$728,356
7/15/17	Italy	597,616		571,532

				31,214,076

Transportation 1.4%
[c] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	1,400,000		1,148,000
Hertz Corp., senior note,
7.50%, 10/15/18	United States	1,100,000		1,185,250
6.75%, 4/15/19	United States	2,200,000		2,337,500

				4,670,750

Utilities 2.4%
[d] Calpine Corp., senior secured note, 144A,
7.25%, 10/15/17	United States	650,000		680,875
7.875%, 7/31/20	United States	726,000		791,340
7.50%, 2/15/21	United States	1,330,000		1,426,425
7.875%, 1/15/23	United States	892,000		963,360
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,700,000		1,658,563
[d] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	3,500,000		2,633,750

				8,154,313

Total Corporate Bonds (Cost $303,759,543)				310,945,464

[h,j] Senior Floating Rate Interests 1.7%
Capital Goods 0.2%
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	760,128		765,829

Household & Personal Products 0.7%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,394,000		2,372,054

Media 0.5%
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000		1,534,687

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan, 4.693% - 4.775%, 10/10/17	United States	1,431,288		1,006,196

Total Senior Floating Rate Interests (Cost $5,831,002)				5,678,766

Total Investments before Short Term Investments (Cost $313,691,147)				318,947,581

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Short Term Investments (Cost $5,162,279) 1.6%
Repurchase Agreements 1.6%
[k] Joint Repurchase Agreement, 0.088%, 7/01/13 (Maturity Value $5,162,317)	United States	5,162,279	$5,162,279

Barclays Capital Inc. (Maturity Value $588,402)

BNP Paribas Securities Corp. (Maturity Value $653,807)

Credit Suisse Securities (USA) LLC (Maturity Value $817,246)

Deutsche Bank Securities Inc. (Maturity Value $651,071)

HSBC Securities (USA) Inc. (Maturity Value $1,389,335)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $653,807)

Morgan Stanley & Co. LLC (Maturity Value $408,649)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17; [l]U.S.Government Agency Discount Notes, 8/01/13 - 4/21/14; [l]U.S. Treasury Bills, 7/11/13 -5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 - 1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $5,269,906)

Total Investments (Cost $318,853,426) 98.2%			324,109,860
Other Assets, less Liabilities 1.8%			6,012,582

Net Assets 100.0%			$330,122,442

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2013, the aggregate value of these securities was $191, representing less than 0.01% of net assets.

cSee Note 8 regarding restricted securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $133,098,450, representing 40.32% of net assets.

eSee Note 7 regarding defaulted securities.

fIncome may be received in additional securities and/or cash.

gPerpetual security with no stated maturity date.

hThe coupon rate shown represents the rate at period end.

iSecurity purchased on a when-issued basis. See Note 1(d).

jSee Note 1(f) regarding senior floating rate interests.

kSee Note 1(c) regarding joint repurchase agreement.

lThe security is traded on a discount basis with no stated coupon rate.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin High Income Securities Fund

At June 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	400,000	$528,280	12/18/13	$7,167	$—

See Abbreviations on page FH-33.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$313,691,147
Cost - Repurchase agreements	5,162,279

Total cost of investments	$318,853,426

Value - Unaffiliated issuers	$318,947,581
Value - Repurchase agreements	5,162,279

Total value of investments	324,109,860
Cash	45,919
Receivables:
Investment securities sold	666,835
Capital shares sold	161,767
Interest	5,926,173
Unrealized appreciation on forward exchange contracts	7,167
Other assets	98

Total assets	330,917,819

Liabilities:
Payables:
Investment securities purchased	311,899
Capital shares redeemed	88,477
Affiliates	279,901
Reports to shareholders	51,826
Unrealized depreciation on unfunded commitments (Note 9)	23,890
Accrued expenses and other liabilities	39,384

Total liabilities	795,377

Net assets, at value	$330,122,442

Net assets consist of:
Paid-in capital	$341,211,214
Undistributed net investment income	9,470,805
Net unrealized appreciation (depreciation)	5,240,171
Accumulated net realized gain (loss)	(25,799,748)

Net assets, at value	$330,122,442

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$39,731,303

Shares outstanding	6,033,445

Net asset value and maximum offering price per share	$6.59

Class 2:
Net assets, at value	$263,002,639

Shares outstanding	41,092,291

Net asset value and maximum offering price per share	$6.40

Class 4:
Net assets, at value	$27,388,500

Shares outstanding	4,197,582

Net asset value and maximum offering price per share	$6.52

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin High Income Securities Fund
Investment income:
Dividends	$90,366
Interest	12,860,159

Total investment income	12,950,525

Expenses:
Management fees (Note 3a)	919,685
Distribution fees: (Note 3c)
Class 2	354,192
Class 4	48,707
Unaffiliated transfer agent fees	67
Custodian fees (Note 4)	2,709
Reports to shareholders	50,267
Professional fees	24,068
Trustees’ fees and expenses	690
Other	12,095

Total expenses	1,412,480

Net investment income	11,538,045

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	3,673,403
Net change in unrealized appreciation (depreciation) on:
Investments	(9,931,390)
Translation of other assets and liabilities denominated in foreign currencies	9,167

Net change in unrealized appreciation (depreciation)	(9,922,223)

Net realized and unrealized gain (loss)	(6,248,820)

Net increase (decrease) in net assets resulting from operations	$5,289,225

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$11,538,045	$23,416,924
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	3,673,403	3,511,154
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(9,922,223)	21,969,531

Net increase (decrease) in net assets resulting from operations	5,289,225	48,897,609

Distributions to shareholders from:
Net investment income:
Class 1	(2,998,716)	(2,935,357)
Class 2	(20,021,935)	(18,731,686)
Class 4	(1,982,283)	(1,858,828)

Total distributions to shareholders	(25,002,934)	(23,525,871)

Capital share transactions: (Note 2)
Class 1	(135,253)	(3,084,036)
Class 2	(3,038,007)	12,381,383
Class 4	1,327,742	(1,465,915)

Total capital share transactions	(1,845,518)	7,831,432

Net increase (decrease) in net assets	(21,559,227)	33,203,170
Net assets:
Beginning of period	351,681,669	318,478,499

End of period	$330,122,442	$351,681,669

Undistributed net investment income included in net assets:
End of period	$9,470,805	$22,935,694

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 87.47% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2013, the Fund had no OTC derivatives in a net liability position for such contracts. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Derivative Financial Instruments (continued)

counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	227,193	$1,625,005	237,071	$1,594,666
Shares issued in reinvestment of distributions	448,910	2,998,716	461,534	2,935,357
Shares redeemed	(658,786)	(4,758,974)	(1,118,303)	(7,614,059)

Net increase (decrease)	17,317	$(135,253)	(419,698)	$(3,084,036)

Class 2 Shares:
Shares sold	2,491,953	$17,440,660	6,520,319	$43,016,960
Shares issued in reinvestment of distributions	3,085,044	20,021,935	3,021,240	18,731,686
Shares redeemed	(5,821,302)	(40,500,602)	(7,450,705)	(49,367,263)

Net increase (decrease)	(244,305)	$(3,038,007)	2,090,854	$12,381,383

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	122,392	$847,205	86,672	$581,663
Shares issued on reinvestment of distributions	299,438	1,982,283	294,584	1,858,828
Shares redeemed	(211,925)	(1,501,746)	(582,921)	(3,906,406)

Net increase (decrease)	209,905	$1,327,742	(201,665)	$(1,465,915)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2013	$6,321,190
2014	40,420
2015	4,493,289
2016	8,150,741
2017	10,621,353

$29,626,993

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$319,488,091

Unrealized appreciation	$12,430,537
Unrealized depreciation	(7,808,768)

Net unrealized appreciation (depreciation)	$4,621,769

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $58,224,284 and $71,157,736, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2013, the Fund had 97.04% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2013, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,400,000	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	12/09/10 - 5/02/13	$1,397,403	$1,148,000
224	CEVA Holdings LLC	3/10/10 - 5/02/13	334,368	201,852
6	CEVA Holdings LLC, cvt. pfd., A-1	5/02/13	—	7,200
486	CEVA Holdings LLC, cvt. pfd., A-2	3/10/10 - 5/02/13	723,816	436,959

	Total Restricted Securities (Value is 0.54% of Net Assets)		$2,455,587	$1,794,011

9. UNFUNDED COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment
CEVA Group PLC, 4.00%, 12/01/13	100,000 EUR

Unfunded commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

10. OTHER DERIVATIVE INFORMATION

At June 30, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$7,167	Unrealized depreciation on forward exchange contracts	$—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/ Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$—	$8,707

For the period ended June 30, 2013, the average month end market value of derivatives represented less than 0.01% of average month end assets. The average month end number of open derivatives contracts for the period was 1.

See Note 1(e) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a,b]
Diversified Financials	$802,340	$—	$—		$802,340
Materials	—	875,000	—	[c]	875,000
Transportation	—	—	646,011		646,011
Corporate Bonds	—	309,797,273	1,148,191		310,945,464
Senior Floating Rate Interests	—	5,678,766	—		5,678,766
Short Term Investments	—	5,162,279	—		5,162,279

Total Investments in Securities	$802,340	$321,513,318	$1,794,202		$324,109,860

Forward Exchange Contracts	—	7,167	—		7,167
Liabilities:
Unfunded Commitments	—	—	23,890		23,890

aIncludes common, preferred and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Currency	Selected Portfolio	Counterparty

EUR - Euro	FRN - Floating Rate Note	DBAB - Deutsche Bank AG
PIK - Payment-In-Kind

FRANKLIN INCOME SECURITIES FUND

This semiannual report for Franklin Income Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Income Securities Fund – Class 1 delivered a +4.37% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Income Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s equity benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +13.82% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Index, posted a -2.44% total return for the same period.1

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked volatility.2 Rising corporate profits and generally favorable economic

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investments in lower rated, higher yielding instruments include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

data bolstered investor confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy. Anticipating an interest rate rise, many investors abruptly sold their fixed income instruments, and the 10-year U.S. Treasury yield rose to 2.52% at period-end from 1.78% on December 31, 2012.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six-month period, U.S. stocks initially rallied, supported by modest U.S. economic growth. However, the prices of stocks, bonds and other investments fell near period-end after the Fed signaled it could begin reducing its monthly bond purchases. Despite this volatility, stocks generated healthy gains and outperformed fixed income markets.

The Fund’s asset allocation shifted with an increase in equity holdings and a decrease in fixed income holdings. Both asset classes contributed to the Fund’s total return for the period. The equity allocation rose with an emphasis on common stocks and other equity interests. The fixed income allocation declined, driven largely by reduced holdings of corporate bonds and senior floating rate interests.

The Fund’s equity allocation rose during the period, as we found opportunities in the troubled materials and energy sectors. In the recent environment, we focused our purchases on mining companies that in our view have strong balance sheets and greater diversification, in terms of geography and the types of metals they produce, as we believe they may be better able to weather a cyclical downturn and reduced profitability than smaller, single-asset or development-stage miners that tend to be more sensitive to commodity price changes. In the energy sector,

Portfolio Breakdown

Franklin Income Securities Fund

6/30/13

% of Total Net Assets
Equity*	58.5%
Utilities	13.3%
Energy	10.2%
Financials	9.8%
Materials	7.9%
Health Care	6.5%
Information Technology	3.1%
Industrials	3.0%
Telecommunication Services	2.6%
Other	2.1%
Fixed Income	40.8%
Energy	8.5%
Consumer Discretionary	8.2%
Information Technology	7.0%
Materials	3.5%
Financials	3.4%
Telecommunication Services	2.8%
Industrials	2.1%
Health Care	2.0%
Utilities	2.0%
Consumer Staples	1.3%
Short-Term Investments & Other Net Assets	0.7%

*Includes convertible bonds.

pressure on coal demand arose during the period because of a shift toward natural gas usage by power producers and industrial consumers that was being further supported by the U.S. government’s active campaign to extract and use cleaner sources of domestic energy. The materials and energy sectors presented us with what we considered opportunities as we believe some related stocks may have been sold indiscriminately, belying what we view as their longer term potential. In our view, these companies possess strong asset bases but have been suffering from cyclical downturns in some of their downstream markets, which has reduced their market valuations.

The Fund’s fixed income weighting dropped during the period, particularly in the first several months as yields in the high yield market approached record lows and companies flooded the market with record-level new issuance. We decided to sell some positions that offered gains and others were eliminated through tenders and calls. Our high yield bond positions’ modest absolute returns were strong relative to the broader fixed income market. Near period-end, high yield securities once again became attractive to us, and we found some opportunities as large outflows from high yield funds forced managers to sell. In this environment, prices fell and yields increased substantially for the high yield market as a whole.

Most of the Fund’s equity sectors delivered positive performance, led by utilities, financials and health care. Utilities, as one of the more bond-like equity sectors, performed well for most of the period largely because of their historically consistent returns, high degree of visibility and general past predictability of results, as well as the recent favorable backdrop of declining interest rates and corporate bond yields, but they sold abruptly as interest rates began to climb near period-end. Utilities holdings that benefited performance included Dynegy and PG&E. We felt the financials and health care sectors delivered improved fundamentals, attractive and rising dividend yields and what we considered reasonable valuations. Our positions in banking stocks Wells Fargo and JPMorgan Chase and asset manager BlackRock were strong contributors to performance. We felt banks seemed to look more appealing to investors after independent credit rating agency Moody’s Investors Service raised its outlook on the U.S. banking industry for the first time since 2008, to stable from negative, citing fundamental improvements. Within health care, Swiss pharmaceutical giant Roche Holding contributed to Fund results, as did health care and pharmaceutical products conglomerate Johnson & Johnson and U.S. drugmaker Merck.

Top Five Equity Holdings*

Franklin Income Securities Fund

6/30/13

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co.	2.8%
Financials
Merck & Co. Inc.	2.3%
Health Care
Bank of America Corp.	2.1%
Financials
Royal Dutch Shell PLC, A, ADR	1.7%
Energy
BP PLC, ADR	1.5%
Energy

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund

6/30/13

Issuer Sector/Industry	% of Total Net Assets
First Data Corp.	3.4%
Information Technology
Freescale Semiconductor Inc.	2.6%
Information Technology
Chesapeake Energy Corp.	1.6%
Energy
Clear Channel Communications Inc.	1.5%
Consumer Discretionary
Sprint Nextel Corp.	1.5%
Telecommunication Services

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Our materials sector positions detracted from results as gold and diversified metals and mining companies were hit hard by lower demand that led to plummeting precious and industrial metals prices. Contributing to the price declines were a relatively strong U.S. dollar, limited signs of inflation globally, weak global growth prospects, the anticipated end of the Fed’s stimulus program, and an uptick in supply. Barrick Gold,2 BHP Billiton and Rio Tinto were among the major detractors during the period.

Significant fixed income contributors included the technology, communications and consumer non-cyclical sectors.3 Notable among these were global payment processing company First Data, hardware manufacturer Freescale Semiconductor, mass media company CC Media Holdings,4 marketing company Dex Media, retail grocery network SUPERVALU, and marketing and publishing services provider Visant. In contrast, the electric utility, transportation and energy sectors weighed on performance.5 Key fixed income detractors included electric utility Texas Energy Future Capital Holdings;6 freight management solutions provider CEVA; and oil and gas companies OGX Petroleo e Gas Participacoes, SandRidge Energy and Connacher Oil and Gas.2

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

2. Sold by period-end.

3. Technology fixed income holdings are in information technology in the SOI. Communications fixed income holdings are in consumer discretionary and telecommunication services in the SOI. Consumer non-cyclical holdings are in consumer discretionary, consumer staples and health care in the SOI.

4. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc. in the SOI.

5. Electric utility fixed income holdings are in utilities in the SOI. Transportation fixed income holdings are in industrials and utilities in the SOI. Energy fixed income holdings are in energy and materials in the SOI.

6. Texas Competitive Electric Holdings in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,043.70	$2.38
Hypothetical (5% return before expenses)	$1,000	$1,022.46	$2.36

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.47%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SUPPLEMENT DATED MAY 1, 2013

TO THE PROSPECTUS

DATED MAY 1, 2013 OF

FRANKLIN INCOME SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

The last paragraph of the “Principal Investment Policies and Practices” section beginning on page FI-D1 is revised as follows:

The Fund may invest up to 15% of its net assets in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Please keep this supplement for future reference

SUPPLEMENT DATED JULY 24, 2013

TO THE PROSPECTUSES

DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FI-S5 is revised to read as follows:

Portfolio Managers

EDWARD D. PERKS, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.

ALEX W. PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since December 2012.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 1989.

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FI-D9 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers	Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers	Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX W. PETERS, CFA Vice President of Advisers	Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel	Mr. Johnson has been a portfolio manager of the Fund since 1989, providing research, advice and portfolio risk assessment on the Fund’s investment portfolio. He joined Franklin Templeton Investments in 1957.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

III.  The “Fund Details – Principal Risks” section beginning on page TD-D3 for the Templeton Developing Markets Securities Fund is amended to add the following:

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. In addition, the Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

IV.  The fifth paragraph of the “Fund Details – Principal Investment Policies and Practices” section on page TF-D1 for the Templeton Foreign Securities Fund is amended as follows:

The Fund may also buy and sell (write) exchange traded and over-the-counter equity call options on individual securities held in its portfolio in an amount up to 10% of its net assets, to generate additional income for the Fund. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) a particular stock, and in return the Fund would earn a premium from the buyer of the option. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.47	$14.68	$15.16	$14.43	$11.53	$17.63

Income from investment operations[a]:
Net investment income[b]	0.44	0.91	0.96	0.89	0.91	1.10
Net realized and unrealized gains (losses)	0.25	0.90	(0.54)	0.85	3.08	(5.99)

Total from investment operations	0.69	1.81	0.42	1.74	3.99	(4.89)

Less distributions from:
Net investment income	(1.06)	(1.02)	(0.90)	(1.01)	(1.09)	(0.86)
Net realized gains	—	—	—	—	—	(0.35)

Total distributions	(1.06)	(1.02)	(0.90)	(1.01)	(1.09)	(1.21)

Net asset value, end of period	$15.10	$15.47	$14.68	$15.16	$14.43	$11.53

Total return[c]	4.37%	12.91%	2.71%	12.87%	35.88%	(29.41)%
Ratios to average net assets[d]
Expenses	0.47% [e]	0.47%	0.47% [e]	0.47% [e]	0.47% [e]	0.47% [e]
Net investment income	5.56%	6.03%	6.35%	6.28%	7.23%	7.28%

Supplemental data
Net assets, end of period (000’s)	$612,483	$584,391	$1,300,935	$1,449,028	$910,504	$433,370
Portfolio turnover rate	13.88%	26.66%[f]	28.65%	41.65%	42.30%	43.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.07	$14.32	$14.82	$14.12	$11.30	$17.31

Income from investment operations[a]:
Net investment income[b]	0.41	0.85	0.90	0.86	0.86	1.04
Net realized and unrealized gains (losses)	0.24	0.88	(0.53)	0.82	3.01	(5.87)

Total from investment operations	0.65	1.73	0.37	1.68	3.87	(4.83)

Less distributions from:
Net investment income	(1.02)	(0.98)	(0.87)	(0.98)	(1.05)	(0.83)
Net realized gains	—	—	—	—	—	(0.35)

Total distributions	(1.02)	(0.98)	(0.87)	(0.98)	(1.05)	(1.18)

Net asset value, end of period	$14.70	$15.07	$14.32	$14.82	$14.12	$11.30

Total return[c]	4.23%	12.65%	2.38%	12.67%	35.59%	(29.66)%
Ratios to average net assets[d]
Expenses	0.72% [e]	0.72%	0.72% [e]	0.72% [e]	0.72% [e]	0.72% [e]
Net investment income	5.31%	5.78%	6.10%	6.03%	6.98%	7.03%

Supplemental data
Net assets, end of period (000’s)	$6,103,615	$6,182,997	$5,915,637	$6,309,207	$6,114,898	$4,944,457
Portfolio turnover rate	13.88%	26.66% [f]	28.65%	41.65%	42.30%	43.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.32	$14.54	$15.04	$14.33	$11.49	$16.90

Income from investment operations[b]:
Net investment income[c]	0.41	0.85	0.90	0.85	0.86	0.87
Net realized and unrealized gains (losses)	0.25	0.90	(0.54)	0.84	3.06	(5.07)

Total from investment operations	0.66	1.75	0.36	1.69	3.92	(4.20)

Less distributions from:
Net investment income	(1.01)	(0.97)	(0.86)	(0.98)	(1.08)	(0.86)
Net realized gains	—	—	—	—	—	(0.35)

Total distributions	(1.01)	(0.97)	(0.86)	(0.98)	(1.08)	(1.21)

Net asset value, end of period	$14.97	$15.32	$14.54	$15.04	$14.33	$11.49

Total return[d]	4.18%	12.56%	2.29%	12.54%	35.37%	(26.61)%
Ratios to average net assets[e]
Expenses	0.82% [f]	0.82%	0.82% [f]	0.82% [f]	0.82% [f]	0.82% [f]
Net investment income	5.21%	5.68%	6.00%	5.93%	6.88%	6.93%

Supplemental data
Net assets, end of period (000’s)	$433,793	$436,405	$431,435	$415,541	$347,733	$135,360
Portfolio turnover rate	13.88%	26.66% [g]	28.65%	41.65%	42.30%	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 51.0%
Consumer Discretionary 0.6%
[a] Dex Media Inc.	United States	458,876	$8,062,451
[a] General Motors Co., wts., 7/10/16	United States	112,731	2,705,544
[a] General Motors Co., wts., 7/10/19	United States	112,731	1,843,152
[a,b] SuperMedia Inc., Litigation Trust	United States	3,472,135	—
Target Corp.	United States	394,200	27,144,612

			39,755,759

Consumer Staples 0.8%
PepsiCo Inc.	United States	584,000	47,765,360
Safeway Inc.	United States	445,700	10,545,262

			58,310,622

Energy 9.1%
BP PLC, ADR	United Kingdom	2,580,479	107,709,194
[a] Callon Petroleum Co.	United States	615,000	2,072,550
Canadian Oil Sands Ltd.	Canada	3,212,700	59,496,142
Chesapeake Energy Corp.	United States	781,500	15,926,970
Chevron Corp.	United States	561,000	66,388,740
Devon Energy Corp.	United States	500,000	25,940,000
Exxon Mobil Corp.	United States	698,750	63,132,063
Halliburton Co.	United States	1,251,700	52,220,924
Royal Dutch Shell PLC, A, ADR	United Kingdom	1,951,748	124,521,522
Schlumberger Ltd.	United States	546,600	39,169,356
Spectra Energy Corp.	United States	600,000	20,676,000
Total SA, B, ADR	France	600,000	29,220,000
Transocean Ltd.	United States	300,000	14,385,000
[a] Weatherford International Ltd.	United States	651,300	8,922,810
The Williams Cos. Inc.	United States	563,900	18,309,833

			648,091,104

Financials 6.5%
Banco Santander SA	Spain	2,137,312	13,637,521
Bank of America Corp.	United States	4,909,800	63,140,028
Barclays PLC	United Kingdom	3,473,166	14,706,867
BlackRock Inc.	United States	209,100	53,707,335
Commonwealth Bank of Australia	Australia	374,700	23,713,214
HSBC Holdings PLC	United Kingdom	4,341,457	45,027,149
JPMorgan Chase & Co.	United States	1,606,400	84,801,856
QBE Insurance Group Ltd.	Australia	868,292	11,986,191
Wells Fargo & Co.	United States	3,363,100	138,795,137
Westfield Retail Trust	Australia	5,543,693	15,721,248

			465,236,546

Health Care 6.5%
Johnson & Johnson	United States	867,800	74,509,308
Merck & Co. Inc.	United States	3,473,200	161,330,140
Pfizer Inc.	United States	3,055,375	85,581,054
Roche Holding AG	Switzerland	407,719	101,406,535
Sanofi, ADR	France	868,292	44,725,721

			467,552,758

Industrials 2.8%
[a,c] CEVA Holdings LLC	United Kingdom	13,012	11,711,034

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials (continued)
Deere & Co.	United States	100,000	$8,125,000
General Electric Co.	United States	4,341,500	100,679,385
Lockheed Martin Corp.	United States	200,000	21,692,000
Republic Services Inc.	United States	527,300	17,896,562
Waste Management Inc.	United States	1,028,200	41,467,306

			201,571,287

Information Technology 3.0%
Apple Inc.	United States	50,000	19,804,000
Broadcom Corp., A	United States	527,000	17,791,520
Cisco Systems Inc.	United States	739,700	17,982,107
Intel Corp.	United States	3,679,300	89,112,646
Microsoft Corp.	United States	1,000,000	34,530,000
QUALCOMM Inc.	United States	200,000	12,216,000
Texas Instruments Inc.	United States	585,300	20,409,411

			211,845,684

Materials 6.1%
Agrium Inc.	Canada	650,000	56,524,000
BHP Billiton PLC	United Kingdom	1,646,892	42,122,386
The Dow Chemical Co.	United States	3,207,200	103,175,624
E. I. du Pont de Nemours and Co.	United States	1,047,500	54,993,750
Goldcorp Inc.	Canada	897,800	22,202,594
LyondellBasell Industries NV, A	United States	1,050,000	69,573,000
Newmont Mining Corp.	United States	735,317	22,022,744
Rio Tinto PLC, ADR	United Kingdom	1,500,000	61,620,000

			432,234,098

Telecommunication Services 2.6%
AT&T Inc.	United States	1,736,600	61,475,640
CenturyLink Inc.	United States	434,200	15,348,970
France Telecom SA	France	458,892	4,341,298
Frontier Communications Corp.	United States	1,736,600	7,033,230
Telstra Corp. Ltd.	Australia	4,946,331	21,583,790
Vivendi SA	France	448,617	8,496,361
Vodafone Group PLC	United Kingdom	23,878,012	68,235,654

			186,514,943

Utilities 13.0%
AGL Resources Inc.	United States	390,732	16,746,773
American Electric Power Co. Inc.	United States	1,300,000	58,214,000
Dominion Resources Inc.	United States	1,000,000	56,820,000
Duke Energy Corp.	United States	1,302,500	87,918,750
[a,b] Dynegy Holdings Inc., Escrow Account	United States	149,699,000	—
[a] Dynegy Inc.	United States	3,500,000	78,925,000
[a] Dynegy Inc., wts., 10/02/17	United States	242,666	448,932
Entergy Corp.	United States	738,100	51,430,808
Exelon Corp.	United States	2,500,000	77,200,000
FirstEnergy Corp.	United States	1,095,900	40,920,906
NextEra Energy Inc.	United States	651,300	53,067,924
PG&E Corp.	United States	1,736,600	79,414,718
Pinnacle West Capital Corp.	United States	260,500	14,449,935
PPL Corp.	United States	1,615,400	48,882,004
Public Service Enterprise Group Inc.	United States	1,823,500	59,555,510

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities (continued)
Sempra Energy	United States	868,300	$70,992,208
The Southern Co.	United States	1,251,200	55,215,456
TECO Energy Inc.	United States	1,953,700	33,584,103
Xcel Energy Inc.	United States	1,710,964	48,488,720

			932,275,747

Total Common Stocks and Other Equity Interests (Cost $3,221,115,730)			3,643,388,548

[d] Equity-Linked Securities 2.3%
Energy 0.7%
[e] Deutsche Bank AG into Alpha Natural Resources Inc., 15.00%, 144A	United States	180,000	1,010,626
[e] Deutsche Bank AG into Peabody Energy Corp., 12.50%, 144A	United States	550,000	8,576,975
[e] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 5.00%, 144A	United States	450,000	38,450,340

			48,037,941

Information Technology 0.1%
Credit Suisse New York into Corning Inc., 9.00%	United States	525,000	7,446,968

Materials 1.5%
[e] Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	500,000	14,579,700
[e] Deutsche Bank AG into LyondellBasell Industries NV, 9.00%, 144A	United States	250,000	15,058,900
[e] JPMorgan Chase & Co. into Freeport-McMoRan Copper & Gold Inc., 9.00%, 144A	United States	1,170,000	34,175,349
[e] JPMorgan Chase & Co. into Nucor Corp., 7.50%, 144A	United States	285,000	12,083,515
[e] Morgan Stanley into Barrick Gold Corp., 9.00%, 144A	Canada	1,980,000	34,904,826

			110,802,290

Total Equity-Linked Securities (Cost $200,301,950)			166,287,199

Convertible Preferred Stocks 3.9%
Consumer Discretionary 0.2%
General Motors Co., 4.75%, cvt. pfd., B	United States	279,950	13,482,392

Energy 0.4%
[a] Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	10,000	10,300,000
[e] Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	200,000	11,886,000
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	121,600	10,453,539

			32,639,539

Financials 2.7%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	78,200	86,841,100
[a] Fannie Mae, 5.375%, cvt. pfd.	United States	525	7,743,802
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	347,325	8,544,195
MetLife Inc., 5.00%, cvt. pfd.	United States	455,925	24,980,131
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	53,000	63,494,000

			191,603,228

Industrials 0.2%
[a,c] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	476,400
[a,c] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	13,239,810

			13,716,210

Materials 0.1%
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	173,700	2,989,377

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants		Value
Convertible Preferred Stocks (continued)
Materials (continued)
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	160,000		$3,117,760

				6,107,137

Utilities 0.3%
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000		7,257,250
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	145,000		7,279,000
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	83,100		4,615,374
				19,151,624

Total Convertible Preferred Stocks (Cost $285,707,852)				276,700,130

Preferred Stocks 0.6%
Consumer Discretionary 0.0%†
[a] Motors Liquidation Co., Escrow Account, pfd., C	United States	1,400,000		14,000

Financials 0.6%
[e] Ally Financial Inc., 7.00%, pfd., 144A	United States	31,489		29,931,280
Ally Financial Inc., 8.50%, pfd., A	United States	65,125		1,684,133
[a] Fannie Mae, 6.75%, pfd.	United States	434,150		1,780,015
[a] Fannie Mae, 7.625%, pfd., R	United States	694,650		2,813,332
[a] Fannie Mae, 8.25%, pfd.	United States	739,375		3,364,156
[a] Freddie Mac, 8.375%, pfd., Z	United States	1,345,175		6,255,064

				45,827,980

Total Preferred Stocks (Cost $93,154,229)				45,841,980

		Principal Amount*
Convertible Bonds 0.7%
Consumer Discretionary 0.5%
[e] Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	25,000,000	EUR	33,489,338

Materials 0.2%
Cemex SAB de CV, cvt., sub. note,
3.25%, 3/15/16	Mexico	6,700,000		8,144,447
3.75%, 3/15/18	Mexico	7,920,000		9,816,246

				17,960,693

Total Convertible Bonds (Cost $45,939,657)				51,450,031

Corporate Bonds 36.7%
Consumer Discretionary 6.7%
[e] Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,896,250
Cablevision Systems Corp., senior note,
7.75%, 4/15/18	United States	20,000,000		21,600,000
8.00%, 4/15/20	United States	12,700,000		13,906,500
[e] Caesars Entertainment Operating Co. Inc., secured note, 144A, 9.00%, 2/15/20	United States	15,000,000		14,362,500
Caesars Operating Escrow LLC/Corp.,
[e] first lien, 144A, 9.00%, 2/15/20	United States	10,000,000		9,600,000
senior secured note, 8.50%, 2/15/20	United States	8,900,000		8,416,063
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.75%, 1/15/24	United States	15,000,000		14,512,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 6.50%, 4/30/21	United States	15,000,000		15,712,500
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
8.00%, 6/15/19	United States	25,000,000		27,406,250

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, (continued)
8.25%, 6/15/21	United States	12,800,000		$14,192,000
CityCenter Holdings/Finance, senior secured note, 7.625%, 1/15/16	United States	4,100,000		4,346,000
Clear Channel Communications Inc.,
senior note, 10.75%, 8/01/16	United States	12,000,000		10,470,000
senior note, 9.00%, 3/01/21	United States	24,100,000		23,015,500
[e] senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	18,000,000		17,550,000
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	8,750,000		9,100,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	15,000,000		16,275,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	15,400,000		16,670,500
Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000		9,825,000
[f] Dex Media Inc., senior sub. note, PIK, 14.00%, 1/29/17	United States	14,922,308		9,825,997
DISH DBS Corp., senior bond, 5.00%, 3/15/23	United States	10,000,000		9,675,000
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	4,900,000		5,390,000
6.50%, 3/01/21	United States	12,600,000		12,867,750
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	10,000,000		10,437,500
HD Supply Inc.,
first lien, 8.125%, 4/15/19	United States	5,000,000		5,500,000
[e] senior note, 144A, 7.50%, 7/15/20	United States	10,000,000		10,150,000
[e] Jaguar Land Rover PLC, 144A, 8.125%, 5/15/21	United Kingdom	2,118,000		2,321,603
KB Home,
senior bond, 7.50%, 9/15/22	United States	6,500,000		7,003,750
senior note, 6.25%, 6/15/15	United States	11,500,000		12,276,250
senior note, 7.25%, 6/15/18	United States	10,600,000		11,289,000
[e] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	7,500,000		7,950,000
[e] Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	5,000,000		5,375,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	3,200,000		3,428,000
10.00%, 11/01/16	United States	20,000,000		23,550,000
8.625%, 2/01/19	United States	3,700,000		4,199,500
6.75%, 10/01/20	United States	5,500,000		5,706,250
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	11,700,000		12,548,250
[e] Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	2,123,644	EUR	2,920,835
[e] Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	15,000,000		15,825,000
5.125%, 5/15/23	United States	10,000,000		9,500,000
[e] UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	7,500,000		7,800,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	32,800,000		30,422,000

				478,818,248

Consumer Staples 1.1%
[e] Boparan Finance PLC, senior note, 144A,
9.75%, 4/30/18	United Kingdom	2,000,000	EUR	2,834,343
9.875%, 4/30/18	United Kingdom	7,500,000	GBP	12,411,562
[e] Innovation Ventures LLC/Finance Corp., secured note, 144A, 9.50%, 8/15/19	United States	5,000,000		4,200,000
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	United States	10,000,000		10,575,000
[e] 144A, 8.25%, 2/01/20	United States	10,000,000		10,525,000
[e] 144A, 7.25%, 6/01/21	United States	12,500,000		12,562,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Staples (continued)
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	15,000,000	$16,218,750
U.S. Foods Inc., 8.50%, 6/30/19	United States	10,000,000	10,500,000

			79,827,155

Energy 7.9%
Alpha Natural Resources Inc., senior note, 6.25%, 6/01/21	United States	2,500,000	2,006,250
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	14,600,000	15,549,000
7.25%, 8/01/19	United States	3,900,000	4,085,250
Arch Coal Inc., senior note,
7.00%, 6/15/19	United States	5,500,000	4,606,250
[g] 7.25%, 6/15/21	United States	12,500,000	10,375,000
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	5,000,000	5,025,000
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	7,765,750	8,134,623
CGG, senior note, 6.50%, 6/01/21	France	12,500,000	12,687,500
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	25,000,000	25,671,875
Chesapeake Energy Corp., senior note,
[g] 6.50%, 8/15/17	United States	34,000,000	36,635,000
7.25%, 12/15/18	United States	33,000,000	36,960,000
5.75%, 3/15/23	United States	21,500,000	21,822,500
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	1,800,000	1,894,500
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	23,500,136
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	15,000,000	16,537,500
EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	10,000,000	11,325,000
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000	9,870,000
[e] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	16,840,000	17,766,200
[e] Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	7,000,000	7,017,500
Halcon Resources Corp., senior note, 9.75%, 7/15/20	United States	10,000,000	10,025,000
Linn Energy LLC/Finance Corp., senior note, 8.625%, 4/15/20	United States	20,000,000	21,100,000
[e] Magnum Hunter Resources Corp., senior note, 144A, 9.75%, 5/15/20	United States	5,000,000	5,100,000
[e] Midstates Petroleum Inc./LLC, senior note, 144A, 10.75%, 10/01/20	United States	5,000,000	5,050,000
Offshore Group Investment Ltd., senior secured note, first lien, 7.50%, 11/01/19	United States	17,900,000	18,727,875
[e] OGX Petroleo e Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	15,000,000	4,931,250
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	10,000,000	9,700,000
[e] Penn Virginia Corp., senior note, 144A, 8.50%, 5/01/20	United States	8,600,000	8,363,500
Plains Exploration & Production Co., senior note, 6.50%, 11/15/20	United States	10,000,000	10,610,480
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	17,100,000
[e] Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	15,100,000	14,684,750
Sabine Pass LNG LP,
[e] 144A, 6.50%, 11/01/20	United States	10,000,000	10,150,000
senior secured note, 7.50%, 11/30/16	United States	25,000,000	27,031,250
[e] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	26,300,000	27,845,125
[e] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	9,300,000	9,207,000
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	25,000,000	25,625,000
7.50%, 3/15/21	United States	13,300,000	12,768,000
8.125%, 10/15/22	United States	10,000,000	9,950,000
7.50%, 2/15/23	United States	6,600,000	6,303,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	42,018,750

			567,760,064

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Financials 3.4%
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	5,000,000	$5,365,885
[h] Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,650,000
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	12,500,000	12,687,500
International Lease Finance Corp., senior note,
8.75%, 3/15/17	United States	15,000,000	16,781,250
8.875%, 9/01/17	United States	20,000,000	22,650,000
[h] JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	85,000,000	96,147,495
Kinetic Concepts Inc./USA, senior note, 12.50%, 11/01/19	United States	5,000,000	5,200,000
[e] Ladder Capital Finance Holdings LLC/Corp., senior note, 144A, 7.375%, 10/01/17	United States	1,600,000	1,640,000
[e] Liberty Mutual Group Inc., junior sub. note, 144A, 10.75% to 6/15/38, FRN thereafter, 6/15/58	United States	25,000,000	38,250,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	16,116,435
Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 9.625%, 5/01/19	United States	5,000,000	5,625,000
[e] Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	13,600,000	13,600,000

			239,713,565

Health Care 2.0%
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	4,900,000	5,292,000
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	25,000,000	27,750,000
senior note, 5.875%, 5/01/23	United States	7,500,000	7,518,750
senior secured note, 6.50%, 2/15/20	United States	16,500,000	17,892,187
[e,f] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,200,000	10,710,000
Tenet Healthcare Corp., senior note,
8.00%, 8/01/20	United States	24,879,000	25,780,864
[i] FRN, 9.25%, 2/01/15	United States	13,000,000	14,121,250
Vanguard Health Holding Co. II LLC/Inc., senior note,
8.00%, 2/01/18	United States	23,100,000	24,601,500
7.75%, 2/01/19	United States	4,000,000	4,260,000
[e,j] VPII Escrow Corp., senior note, 144A, 7.50%, 7/15/21	United States	7,700,000	7,700,000

			145,626,551

Industrials 1.6%
[e] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000	12,166,313
[e] Algeco Scotsman Global Finance PLC,
secured note, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	9,900,000
senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000	4,800,000
[e] Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	7,500,000	7,481,250
[c] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	24,591,882	20,165,343
Hertz Corp., senior note, 6.75%, 4/15/19	United States	4,500,000	4,781,250
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	10,000,000	10,800,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	16,300,000	16,096,250
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	13,900,000	14,838,250
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	8,800,000	9,570,000

			110,598,656

Information Technology 6.3%
CDW LLC/Finance Corp.,
senior note, 8.50%, 4/01/19	United States	13,725,000	14,823,000
senior sub. note, 12.535%, 10/12/17	United States	3,998,000	4,237,880
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	4,500,000	4,584,375
[e,f] CommScope Holdings Inc., senior note, 144A, PIK, 7.375%, 6/01/20	United States	11,200,000	10,752,000
[e] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	2,400,000	2,574,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Information Technology (continued)
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	80,000,000		$85,000,000
[e] senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000		46,125,000
[e,f] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000		34,266,610
senior sub. note, 11.25%, 3/31/16	United States	59,490,000		58,448,925
Freescale Semiconductor Inc.,
senior note, 8.05%, 2/01/20	United States	35,000,000		35,612,500
senior note, 10.75%, 8/01/20	United States	64,846,000		71,654,830
[e] senior secured note, 144A, 10.125%, 3/15/18	United States	1,482,000		1,611,675
[e] senior secured note, 144A, 9.25%, 4/15/18	United States	51,700,000		55,965,250
Infor US Inc., senior note, 9.375%, 4/01/19	United States	4,100,000		4,463,875
[e] Sanmina Corp., senior note, 144A, 7.00%, 5/15/19	United States	15,000,000		15,525,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	7,500,000		7,800,000

				453,444,920

Materials 3.5%
[e] Cemex Finance LLC, senior secured note, 144A,
9.50%, 12/14/16	Mexico	3,000,000		3,187,500
9.375%, 10/12/22	Mexico	7,100,000		7,774,500
[e] Cemex SAB de CV, senior secured note, 144A,
9.00%, 1/11/18	Mexico	26,000,000		27,430,000
9.50%, 6/15/18	Mexico	12,000,000		13,057,500
Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	5,000,000		5,475,000
[e] Edgen Murray Corp., secured note, 144A, 8.75%, 11/01/20	United States	5,000,000		5,000,000
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	10,000,000		10,068,150
6.875%, 2/01/18	Australia	11,900,000		11,795,875
8.25%, 11/01/19	Australia	15,000,000		15,525,000
[e] Hudbay Minerals Inc., senior note, 144A, 9.50%, 10/01/20	Canada	10,000,000		9,800,000
[e] Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	United Kingdom	5,100,000		5,559,000
[e] Ineos Group Holdings SA, secured note, second lien, 144A, 7.875%, 2/15/16	Switzerland	20,209,708	EUR	26,425,395
[e] Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	4,500,000		4,623,750
[e] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	9,400,000	EUR	12,851,384
[e] Orion Engineered Carbons Bondco GmbH,
senior secured bond, 144A, 10.00%, 6/15/18	Germany	8,910,000	EUR	12,742,974
senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	11,100,000		12,112,875
[e,f] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Luxembourg	4,800,000		4,824,000
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	14,200,000		14,342,000
senior note, 9.00%, 4/15/19	United States	5,000,000		5,187,500
senior note, 9.875%, 8/15/19	United States	16,800,000		18,060,000
senior note, 8.25%, 2/15/21	United States	5,200,000		5,167,500
senior secured note, 6.875%, 2/15/21	United States	10,000,000		10,525,000
[e] Walter Energy Inc., senior note, 144A, 9.875%, 12/15/20	United States	7,000,000		6,125,000

				247,659,903

Telecommunication Services 2.8%
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	45,000,000		43,425,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	12,900,000	$14,286,750
9.25%, 7/01/21	United States	7,400,000	8,491,500
7.125%, 1/15/23	United States	8,800,000	8,789,000
[e] MetroPCS Wireless Inc., senior bond, 144A, 6.625%, 4/01/23	United States	15,000,000	15,318,750
Sprint Nextel Corp.,
6.00%, 12/01/16	United States	10,000,000	10,575,000
11.50%, 11/15/21	United States	30,000,000	40,050,000
senior note, 9.125%, 3/01/17	United States	13,300,000	15,361,500
senior note, 8.375%, 8/15/17	United States	12,700,000	14,319,250
senior note, 7.00%, 8/15/20	United States	5,000,000	5,300,000
[e] senior note, 144A, 9.00%, 11/15/18	United States	20,000,000	23,450,000

			199,366,750

Utilities 1.4%
[e] Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	5,154,000	5,617,860
7.50%, 2/15/21	United States	13,514,000	14,493,765
7.875%, 1/15/23	United States	5,020,000	5,421,600
GenOn Energy Inc., senior note, 7.875%, 6/15/17	United States	25,000,000	26,687,500
[e] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	24,390,625
[e] Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000	7,743,750
[e] LBC Tank Terminal Holding Netherlands BV, senior bond, 144A, 6.875%, 5/15/23	Belgium	1,700,000	1,712,750
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	15,000,000	15,637,500

			101,705,350

Total Corporate Bonds (Cost $2,456,713,602)			2,624,521,162

[i,k]Senior Floating Rate Interests 4.1%
Consumer Discretionary 1.5%
Clear Channel Communications Inc., Tranche B Term Loan,
3.845%, 1/29/16	United States	13,854,445	12,704,526
6.945%, 1/30/19	United States	50,864,664	46,493,507
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	40,000,000	40,925,000
Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	3,329,039	2,781,828
Supermedia Inc., Exit Term Loan, 11.60%, 12/31/16	United States	2,149,082	1,694,192

			104,599,053

Consumer Staples 0.2%
[j] U.S. Foods Inc., Term Loan, 5.75%, 3/31/19	United States	15,000,000	14,895,000

Energy 0.6%
Chesapeake Energy Corp., Senior Unsecured Term Loan, 5.75%, 12/02/17	United States	20,000,000	20,263,880
[j] Quicksilver Resources Inc., Second Lien Loans, 8.00%, 6/21/19	United States	25,000,000	24,250,000

			44,513,880

Industrials 0.5%
Altegrity Inc.,
Term Loan B, 5.00%, 2/21/15	United States	12,476,821	11,977,749
Tranche D Term Loan, 7.75%, 2/21/15	United States	12,585,755	12,491,362
CEVA Group PLC, Dollar Tranche B L/C, 5.276%, 8/31/16	United Kingdom	2,105,263	2,004,589
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	6,081,022	6,126,629

			32,600,329

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
[i,k]Senior Floating Rate Interests (continued)
Information Technology 0.7%
First Data Corp., 2018 Term Loan, 4.193%, 3/24/18	United States	22,436,455	$21,917,612
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	19,950,000	19,819,088
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	8,171,429	8,137,378

			49,874,078

Utilities 0.6%
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan, 3.693% - 3.775%, 10/10/14	United States	59,500,000	42,641,687

Total Senior Floating Rate Interests (Cost $293,090,546)			289,124,027

Total Investments before Short Term Investments (Cost $6,596,023,566)			7,097,313,077

Short Term Investments 1.3%
Repurchase Agreements (Cost $89,102,386) 1.2%
[l] Joint Repurchase Agreement, 0.088%, 7/01/13 (Maturity Value $89,103,036)	United States	89,102,386	89,102,386
Barclays Capital Inc. (Maturity Value $10,155,964)
BNP Paribas Securities Corp. (Maturity Value $11,284,900)
Credit Suisse Securities (USA) LLC (Maturity Value $14,105,902)
Deutsche Bank Securities Inc. (Maturity Value $11,237,675)
HSBC Securities (USA) Inc. (Maturity Value $23,980,299)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $11,284,900)
Morgan Stanley & Co. LLC (Maturity Value $7,053,396)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17;
[m]U.S. Government Agency Discount Notes, 8/01/13 - 4/21/14;
[m]U.S. Treasury Bills, 7/11/13 - 5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 -1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $90,960,061)

		Shares
[n]Investments from Cash Collateral Received for Loaned Securities (Cost $4,665,600) 0.1%
Money Market Funds 0.1%

[o] BNY Mellon Overnight Government Fund, 0.074%	United States	4,665,600	4,665,600

Total Investments (Cost $6,689,791,552) 100.6%			7,191,081,063
Other Assets, less Liabilities (0.6)%			(41,190,183)

Net Assets 100.0%			$7,149,890,880

See Abbreviations on page FI-38.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days.

cSee Note 8 regarding restricted securities.

dSee Note 1(e) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $1,056,165,868, representing 14.77% of net assets.

fIncome may be received in additional securities and/or cash.

gA portion or all of the security is on loan at June 30, 2013. See Note 1(f).

hPerpetual security with no stated maturity date.

iThe coupon rate shown represents the rate at period end.

jA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

kSee Note 1(g) regarding senior floating rate interests.

lSee Note 1(c) regarding joint repurchase agreement.

mThe security is traded on a discount basis with no stated coupon rate.

nSee Note 1(f) regarding securities on loan.

oThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,600,689,166
Cost - Repurchase agreements	89,102,386

Total cost of investments	$6,689,791,552

Value - Unaffiliated issuers	$7,101,978,677
Value - Repurchase agreements	89,102,386

Total value of investments (Includes securities loaned in the amount of $4,552,200)	7,191,081,063
Cash	281,720
Receivables:
Investment securities sold	1,048,557
Capital shares sold	2,018,532
Dividends and interest	73,157,654
Other assets	2,014

Total assets	7,267,589,540

Liabilities:
Payables:
Investment securities purchased	96,776,805
Capital shares redeemed	8,058,313
Affiliates	5,621,166
Payable upon return of securities loaned	4,665,600
Unrealized depreciation on unfunded commitments (Note 9)	1,481,162
Accrued expenses and other liabilities	1,095,614

Total liabilities	117,698,660

Net assets, at value	$7,149,890,880

Net assets consist of:
Paid-in capital	$7,635,171,810
Undistributed net investment income	170,758,740
Net unrealized appreciation (depreciation)	499,731,225
Accumulated net realized gain (loss)	(1,155,770,895)

Net assets, at value	$7,149,890,880

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Franklin Income Securities Fund
Class 1:
Net assets, at value	$612,482,739

Shares outstanding	40,557,787

Net asset value and maximum offering price per share	$15.10

Class 2:
Net assets, at value	$6,103,614,963

Shares outstanding	415,177,594

Net asset value and maximum offering price per share	$14.70

Class 4:
Net assets, at value	$433,793,178

Shares outstanding	28,971,226

Net asset value and maximum offering price per share	$14.97

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Income Securities Fund
Investment income:
Dividends	$69,298,772
Interest	151,345,622
Income from securities loaned	471,762

Total investment income	221,116,156

Expenses:
Management fees (Note 3a)	16,623,513
Distribution fees: (Note 3c)
Class 2	7,847,956
Class 4	783,729
Unaffiliated transfer agent fees	681
Custodian fees (Note 4)	106,276
Reports to shareholders	355,414
Professional fees	95,547
Trustees’ fees and expenses	16,037
Other	73,160

Total expenses	25,902,313
Expense reductions (Note 4)	(20)

Net expenses	25,902,293

Net investment income	195,213,863

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(69,500,521)
Foreign currency transactions	(86,206)

Net realized gain (loss)	(69,586,727)

Net change in unrealized appreciation (depreciation) on:
Investments	181,615,188
Translation of other assets and liabilities denominated in foreign currencies	(141,152)

Net change in unrealized appreciation (depreciation)	181,474,036

Net realized and unrealized gain (loss)	111,887,309

Net increase (decrease) in net assets resulting from operations	$307,101,172

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$195,213,863	$454,020,826
Net realized gain (loss) from investments and foreign currency transactions	(69,586,727)	(46,865,158)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	181,474,036	534,865,658

Net increase (decrease) in net assets resulting from operations	307,101,172	942,021,326

Distributions to shareholders from:
Net investment income:
Class 1	(40,171,484)	(90,282,701)
Class 2	(401,855,498)	(392,684,736)
Class 4	(27,978,841)	(28,048,130)

Total distributions to shareholders	(470,005,823)	(511,015,567)

Capital share transactions: (Note 2)
Class 1	42,634,513	(793,290,008)
Class 2	59,358,444	(63,192,261)
Class 4	7,008,995	(18,736,873)

Total capital share transactions	109,001,952	(875,219,142)

Net increase (decrease) in net assets	(53,902,699)	(444,213,383)
Net assets:
Beginning of period	7,203,793,579	7,648,006,962

End of period	$7,149,890,880	$7,203,793,579

Undistributed net investment income included in net assets:
End of period	$170,758,740	$445,550,700

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,520,199	$24,319,696	39,214,078	$586,304,676
Shares issued in reinvestment of distributions	2,620,449	40,171,484	6,331,185	90,282,701
Shares redeemed in-kind (Note 11)	—	—	(29,484,492)	(458,420,903)
Shares redeemed	(1,355,567)	(21,856,667)	(66,431,278)	(1,011,456,482)

Net increase (decrease)	2,785,081	$42,634,513	(50,870,507)	$(793,290,008)

Class 2 Shares:
Shares sold	17,311,823	$272,450,742	37,383,185	$550,351,184
Shares issued in reinvestment of distributions	26,915,974	401,855,498	28,230,391	392,684,736
Shares redeemed	(39,349,964)	(614,947,796)	(68,491,604)	(1,006,228,181)

Net increase (decrease)	4,877,833	$59,358,444	(2,878,028)	$(63,192,261)

Class 4 Shares:
Shares sold	1,532,147	$24,510,157	2,795,409	$41,861,767
Shares issued on reinvestment of distributions	1,839,503	27,978,841	1,982,200	28,048,130
Shares redeemed	(2,882,079)	(45,480,003)	(5,962,592)	(88,646,770)

Net increase (decrease)	489,571	$7,008,995	(1,184,983)	$(18,736,873)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At June 30, 2013, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 4.98% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$310,746,276
2017	521,405,875
2018	157,561,044

Capital loss carryforwards not subject to expiration:
Long term	93,754,582

Total capital loss carryforwards	$1,083,467,777

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$6,710,679,211

Unrealized appreciation	$973,219,230
Unrealized depreciation	(492,817,378)

Net unrealized appreciation (depreciation)	$480,401,852

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, payments-in-kind, bond discounts and premiums, corporate actions, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $992,384,845 and $1,139,869,071, respectively.

7. CREDIT RISK

At June 30, 2013, the Fund had 38.70% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

8. RESTRICTED SECURITIES (continued)

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
24,591,882	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18[a]	12/09/10 - 5/02/13	$24,553,682	$20,165,343
13,012	CEVA Holdings LLC[a]	3/10/10 - 5/02/13	26,075,289	11,711,034
397	CEVA Holdings LLC, cvt. pfd., A-1[a]	5/02/13	531,980	476,400
14,711	CEVA Holdings LLC, cvt. pfd., A-2[a]	3/10/10 - 5/02/13	21,931,613	13,239,810

	Total Restricted Securities (Value is 0.64% of Net Assets)		$73,092,564	$45,592,587

aThe Fund also invests in unrestricted securities of other investments in the issuer, valued at $2,004,589 as of June 30, 2013.

9. UNFUNDED COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment
CEVA Group PLC, 4.00%, 12/01/13	6,200,000	EUR

Unfunded commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $38,277,774 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$53,238,151	$14,000	$—	[c]	$53,252,151
Energy	658,391,104	22,339,539	—		680,730,643
Financials	601,498,672	101,169,082	—		702,667,754
Industrials	189,860,253	—	25,427,244		215,287,497
Materials	435,223,475	3,117,760	—		438,341,235
Utilities	951,427,371	—	—	[c]	951,427,371
All Other Equity Investments[b]	924,224,007	—	—		924,224,007
Equity-Linked Securities	—	166,287,199	—		166,287,199
Convertible Bonds	—	51,450,031	—		51,450,031
Corporate Bonds	—	2,604,355,819	20,165,343		2,624,521,162
Senior Floating Rate Interests	—	289,124,027	—		289,124,027
Short Term Investments	—	93,767,986	—		93,767,986

Total Investments in Securities	$3,813,863,033	$3,331,625,443	$45,592,587		$7,191,081,063

Liabilities:
Unfunded Loan Commitments	—	—	1,481,162		1,481,162

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

c Includes securities determined to have no value at June 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

13. NEW ACCOUNTING PRONOUNCEMENTS (continued)

measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Currency	Selected Portfolio

EUR - Euro	ADR - American Depositary Receipt
GBP - British Pound	FRN - Floating Rate Note
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This semiannual report for Franklin Large Cap Growth Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Large Cap Growth Securities Fund – Class 1 delivered a +12.95% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Large Cap Growth Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +13.82% total return.2

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked volatility.1 Rising corporate profits and generally favorable

1. Please see Index Descriptions following the Fund Summaries.

2. © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

economic data bolstered investor confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

Investment Strategy

We employ our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believe to be outstanding large-cap companies across all sectors, at valuations we believe understate their fair worth, with future growth potential being a key driver of estimated worth. In doing so, we work hard to ensure we are being adequately compensated for the risks that are inherent to all forecasting efforts, aiming to own those stocks that make the most sense from a risk/return perspective. We believe this disciplined, bottom-up analysis of future growth potential, current valuation and other risks on a stock-by-stock basis best supports our efforts to maintain a portfolio with superior risk/return characteristics and thus affords us the best prospects for strong performance over the long term.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the six months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

From a sector perspective, our stock selection in financials and health care helped the Fund’s performance relative to the S&P 500. Particularly beneficial holdings in the financials sector were in benchmark futures and options products distributor CME Group, diversified financial services provider Wells Fargo and bank holding company Comerica.

In health care, health care benefits provider Aetna, global generic prescription drugmaker Actavis (formerly Watson Pharmaceuticals), Swiss diagnostic and therapeutic products manufacturer Roche Holding3 and biopharmaceutical firm Gilead Sciences aided relative results. Aetna’s share price steadily increased during the reporting period. Despite

3. This holding is not an index component.

FLG-3

decreased profits as members resumed former health care usage, revenue and membership levels grew and the company raised its earnings guidance and its dividend in 2013. Aetna also expected its planned acquisition of Coventry Health Care to enhance its long-term strategy. Investors reacted positively to Actavis’ effort to acquire a specialty drugmaker. In other sectors, contributors included integrated energy company Exxon Mobil, diversified international family entertainment and media enterprise Walt Disney, and personal computing and mobile communication device manufacturer Apple, where our underweighting was beneficial as Apple lost value.

In contrast, the Fund’s stock selection in energy and materials detracted from returns relative to the S&P 500. Major detractors in these sectors included coal producer Walter Energy,3,4 oil and gas company Devon Energy, Africa-focused gold miner Randgold Resources3 and chemicals firms Potash Corp. of Saskatchewan3 and Celanese.3 Walter Energy suffered from decreased demand and lower prices for sales of metallurgical coal for the steel industry. However, the company increased its coal production and reduced related costs as it anticipated coal prices to recover. Stock selection and overweighting in information technology also hindered results, including our positions in information infrastructure provider EMC, electronic payment vendor VeriFone Systems3 and telecommunications products manufacturer QUALCOMM.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

4. Sold by period-end.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Growth Securities Fund

6/30/13

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co.	3.7%
Financials
General Electric Co.	2.5%
Industrials
Apple Inc.	2.5%
Information Technology
Anadarko Petroleum Corp.	2.3%
Energy
Google Inc., A	2.2%
Information Technology
AT&T Inc.	2.2%
Telecommunication Services
Aetna Inc.	2.1%
Health Care
International Business Machines Corp.	2.0%
Information Technology
JPMorgan Chase & Co.	1.9%
Financials
QUALCOMM Inc.	1.9%
Information Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FLG-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 1

FLG-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,129.50	$4.22
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FLG-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.43	$14.75	$15.07	$13.62	$10.66	$17.51

Income from investment operations[a]:
Net investment income[b]	0.12	0.21	0.15	0.12	0.12	0.17
Net realized and unrealized gains (losses)	2.01	1.65	(0.33)	1.48	3.04	(5.82)

Total from investment operations	2.13	1.86	(0.18)	1.60	3.16	(5.65)

Less distributions from:
Net investment income	(0.24)	(0.18)	(0.14)	(0.15)	(0.20)	(0.24)
Net realized gains	—	—	—	—	—	(0.96)

Total distributions	(0.24)	(0.18)	(0.14)	(0.15)	(0.20)	(1.20)

Net asset value, end of period	$18.32	$16.43	$14.75	$15.07	$13.62	$10.66

Total return[c]	12.95%	12.65%	(1.22)%	11.85%	30.04%	(34.39)%
Ratios to average net assets[d]
Expenses	0.80%	0.80%	0.80%	0.79%	0.81% [e]	0.77% [e]
Net investment income	1.32%	1.31%	0.99%	0.86%	1.03%	1.19%

Supplemental data
Net assets, end of period (000’s)	$50,046	$46,756	$48,666	$58,265	$58,287	$51,651
Portfolio turnover rate	9.99%	33.88%	56.61%	46.75%	71.95%	66.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.20	$14.54	$14.86	$13.43	$10.50	$17.25

Income from investment operations[a]:
Net investment income[b]	0.09	0.17	0.11	0.08	0.09	0.13
Net realized and unrealized gains (losses)	1.99	1.62	(0.33)	1.46	3.00	(5.73)

Total from investment operations	2.08	1.79	(0.22)	1.54	3.09	(5.60)

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.10)	(0.11)	(0.16)	(0.19)
Net realized gains	—	—	—	—	—	(0.96)

Total distributions	(0.19)	(0.13)	(0.10)	(0.11)	(0.16)	(1.15)

Net asset value, end of period	$18.09	$16.20	$14.54	$14.86	$13.43	$10.50

Total return[c]	12.85%	12.37%	(1.51)%	11.59%	29.73%	(34.53)%
Ratios to average net assets[d]
Expenses	1.05%	1.05%	1.05%	1.04%	1.06% [e]	1.02% [e]
Net investment income	1.07%	1.06%	0.74%	0.61%	0.78%	0.94%

Supplemental data
Net assets, end of period (000’s)	$283,156	$278,989	$293,226	$357,405	$373,821	$328,597
Portfolio turnover rate	9.99%	33.88%	56.61%	46.75%	71.95%	66.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 97.1%
Consumer Discretionary 9.8%
[a] Amazon.com Inc.	United States	6,600	$1,832,754
[a] BorgWarner Inc.	United States	70,900	6,108,035
Comcast Corp., A	United States	123,700	5,180,556
[a] Dollar General Corp.	United States	45,780	2,318,757
Lowe’s Cos. Inc.	United States	40,500	1,656,450
McDonald’s Corp.	United States	31,300	3,098,700
NIKE Inc., B	United States	65,800	4,190,144
Target Corp.	United States	32,900	2,265,494
The Walt Disney Co.	United States	97,241	6,140,769

			32,791,659

Consumer Staples 9.0%
Altria Group Inc.	United States	57,400	2,008,426
The Coca-Cola Co.	United States	81,000	3,248,910
CVS Caremark Corp.	United States	64,500	3,688,110
Mead Johnson Nutrition Co., A	United States	27,300	2,162,979
PepsiCo Inc.	United States	69,200	5,659,868
Philip Morris International Inc.	United States	59,800	5,179,876
The Procter & Gamble Co.	United States	57,045	4,391,895
Wal-Mart Stores Inc.	United States	27,000	2,011,230
Whole Foods Market Inc.	United States	32,600	1,678,248

			30,029,542

Energy 9.6%
Anadarko Petroleum Corp.	United States	87,850	7,548,951
Chevron Corp.	United States	27,200	3,218,848
ConocoPhillips	United States	64,700	3,914,350
Devon Energy Corp.	United States	100,200	5,198,376
Exxon Mobil Corp.	United States	38,000	3,433,300
Halliburton Co.	United States	74,700	3,116,484
[a] McDermott International Inc.	United States	194,700	1,592,646
Schlumberger Ltd.	United States	54,070	3,874,656

			31,897,611

Financials 15.0%
American Express Co.	United States	26,400	1,973,664
Bank of America Corp.	United States	179,100	2,303,226
BlackRock Inc.	United States	12,900	3,313,365
Citigroup Inc.	United States	62,190	2,983,254
CME Group Inc.	United States	67,050	5,094,459
Comerica Inc.	United States	58,400	2,326,072
[a] IntercontinentalExchange Inc.	United States	4,400	782,144
Invesco Ltd.	United States	81,300	2,585,340
JPMorgan Chase & Co.	United States	122,545	6,469,151
MetLife Inc.	United States	40,100	1,834,976
Prudential Financial Inc.	United States	35,100	2,563,353
U.S. Bancorp	United States	152,127	5,499,391
Wells Fargo & Co.	United States	298,300	12,310,841

			50,039,236

Health Care 14.4%
[a] Actavis Inc.	United States	34,000	4,291,480
Aetna Inc.	United States	112,600	7,154,604
[a] Express Scripts Holding Co.	United States	84,700	5,225,143

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a] Gilead Sciences Inc.	United States	77,600	$3,973,896
[a] HMS Holdings Corp.	United States	30,300	705,990
Johnson & Johnson	United States	52,600	4,516,236
Merck & Co. Inc.	United States	100,975	4,690,289
Pfizer Inc.	United States	149,800	4,195,898
Roche Holding AG, ADR	Switzerland	100,000	6,186,500
Teva Pharmaceutical Industries Ltd., ADR	Israel	77,500	3,038,000
[a] Thoratec Corp.	United States	78,100	2,445,311
Zoetis Inc.	United States	47,213	1,458,409

			47,881,756

Industrials 9.0%
The Boeing Co.	United States	20,700	2,120,508
Caterpillar Inc.	United States	20,900	1,724,041
Emerson Electric Co.	United States	28,600	1,559,844
FedEx Corp.	United States	56,600	5,579,628
General Electric Co.	United States	363,500	8,429,565
Honeywell International Inc.	United States	15,200	1,205,968
Norfolk Southern Corp.	United States	15,800	1,147,870
Union Pacific Corp.	United States	23,200	3,579,296
United Technologies Corp.	United States	50,100	4,656,294

			30,003,014

Information Technology 19.9%
Apple Inc.	United States	21,100	8,357,288
Broadcom Corp., A	United States	38,900	1,313,264
Cisco Systems Inc.	United States	96,400	2,343,484
Corning Inc.	United States	140,100	1,993,623
[a] eBay Inc.	United States	23,100	1,194,732
EMC Corp.	United States	119,100	2,813,142
[a] Google Inc., A	United States	8,500	7,483,145
Hewlett-Packard Co.	United States	55,600	1,378,880
Intel Corp.	United States	176,300	4,269,986
International Business Machines Corp.	United States	35,000	6,688,850
MasterCard Inc., A	United States	6,330	3,636,585
Microsoft Corp.	United States	125,800	4,343,874
[a] Nuance Communications Inc.	United States	123,600	2,271,768
Oracle Corp.	United States	88,700	2,724,864
QUALCOMM Inc.	United States	104,290	6,370,033
[a] Semtech Corp.	United States	33,900	1,187,517
[a] VeriFone Systems Inc.	United States	66,300	1,114,503
Visa Inc., A	United States	25,700	4,696,675
Xilinx Inc.	United States	48,400	1,917,124
[a] Yahoo! Inc.	United States	13,200	331,452

			66,430,789

Materials 4.1%
Carpenter Technology Corp.	United States	14,600	658,022
Celanese Corp., A	United States	58,400	2,616,320
E. I. du Pont de Nemours and Co.	United States	48,600	2,551,500
Freeport-McMoRan Copper & Gold Inc., B	United States	62,900	1,736,669
LyondellBasell Industries NV, A	United States	22,790	1,510,065
Potash Corp. of Saskatchewan Inc.	Canada	70,900	2,705,577
Randgold Resources Ltd., ADR	United Kingdom	27,921	1,788,340

			13,566,493

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Telecommunication Services 3.0%
AT&T Inc.	United States	211,362	$7,482,215
Vodafone Group PLC, ADR	United Kingdom	85,100	2,445,774

			9,927,989

Utilities 3.3%
American Electric Power Co. Inc.	United States	38,400	1,719,552
Exelon Corp.	United States	82,100	2,535,248
FirstEnergy Corp.	United States	29,600	1,105,264
PG&E Corp.	United States	104,650	4,785,644
The Southern Co.	United States	19,600	864,948

			11,010,656

Total Common Stocks (Cost $199,817,206)			323,578,745

		Principal Amount
Short Term Investments (Cost $10,234,790) 3.1%
Repurchase Agreements 3.1%
[b] Joint Repurchase Agreement, 0.088%, 7/01/13 (Maturity Value $10,234,865)	United States	$10,234,790	10,234,790
Barclays Capital Inc. (Maturity Value $1,166,570)
BNP Paribas Securities Corp. (Maturity Value $1,296,246)
Credit Suisse Securities (USA) LLC (Maturity Value $1,620,281)
Deutsche Bank Securities Inc. (Maturity Value $1,290,821)
HSBC Securities (USA) Inc. (Maturity Value $2,754,509)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,296,246)
Morgan Stanley & Co. LLC (Maturity Value $810,192)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17; [c]U.S.Government Agency Discount Notes, 8/01/13 - 4/21/14; [c]U.S. Treasury Bills, 7/11/13 - 5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 -1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $10,448,173)

Total Investments (Cost $210,051,996) 100.2%			333,813,535
Other Assets, less Liabilities (0.2)%			(611,393)

Net Assets 100.0%			$333,202,142

See Abbreviations on page FLG-20.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$199,817,206
Cost - Repurchase agreements	10,234,790

Total cost of investments	$210,051,996

Value - Unaffiliated issuers	$323,578,745
Value - Repurchase agreements	10,234,790

Total value of investments	333,813,535
Receivables:
Capital shares sold	57,936
Dividends	554,067

Total assets	334,425,538

Liabilities:
Payables:
Investment securities purchased	199,444
Capital shares redeemed	554,088
Affiliates	335,976
Reports to shareholders	100,818
Accrued expenses and other liabilities	33,070

Total liabilities	1,223,396

Net assets, at value	$333,202,142

Net assets consist of:
Paid-in capital	$264,199,068
Undistributed net investment income	1,929,483
Net unrealized appreciation (depreciation)	123,761,379
Accumulated net realized gain (loss)	(56,687,788)

Net assets, at value	$333,202,142

Class 1:
Net assets, at value	$50,046,464

Shares outstanding	2,731,895

Net asset value and maximum offering price per share	$18.32

Class 2:
Net assets, at value	$283,155,678

Shares outstanding	15,656,389

Net asset value and maximum offering price per share	$18.09

The accompanying notes are an integral part of these financial statements.

FLG-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$3,602,458
Interest	4,612

Total investment income	3,607,070

Expenses:
Management fees (Note 3a)	1,275,712
Distribution fees - Class 2 (Note 3c)	365,026
Unaffiliated transfer agent fees	45
Custodian fees (Note 4)	3,465
Reports to shareholders	55,300
Professional fees	20,145
Trustees’ fees and expenses	708
Other	8,922

Total expenses	1,729,323

Net investment income	1,877,747

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,477,383
Foreign currency transactions	(9,925)

Net realized gain (loss)	8,467,458

Net change in unrealized appreciation (depreciation) on:
Investments	30,653,964
Translation of other assets and liabilities denominated in foreign currencies	(160)

Net change in unrealized appreciation (depreciation)	30,653,804

Net realized and unrealized gain (loss)	39,121,262

Net increase (decrease) in net assets resulting from operations	$40,999,009

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$1,877,747	$3,771,324
Net realized gain (loss) from investments and foreign currency transactions	8,467,458	26,402,844
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	30,653,804	10,750,316

Net increase (decrease) in net assets resulting from operations	40,999,009	40,924,484

Distributions to shareholders from:
Net investment income:
Class 1	(652,010)	(544,179)
Class 2	(3,061,884)	(2,394,442)

Total distributions to shareholders	(3,713,894)	(2,938,621)

Capital share transactions: (Note 2)
Class 1	(2,048,093)	(7,366,150)
Class 2	(27,780,124)	(46,766,651)

Total capital share transactions	(29,828,217)	(54,132,801)

Net increase (decrease) in net assets	7,456,898	(16,146,938)
Net assets:
Beginning of period	325,745,244	341,892,182

End of period	$333,202,142	$325,745,244

Undistributed net investment income included in net assets:
End of period	$1,929,483	$3,765,630

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Large Cap Growth Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 41.18% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

FLG-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	20,488	$354,199	9,386	$151,925
Shares issued in reinvestment of distributions	35,282	652,010	35,290	544,179
Shares redeemed	(169,265)	(3,054,302)	(499,073)	(8,062,254)

Net increase (decrease)	(113,495)	$(2,048,093)	(454,397)	$(7,366,150)

Class 2 Shares:
Shares sold	521,355	$9,092,727	1,271,914	$20,054,584
Shares issued in reinvestment of distributions	167,774	3,061,884	157,219	2,394,442
Shares redeemed	(2,249,290)	(39,934,735)	(4,380,008)	(69,215,677)

Net increase (decrease)	(1,560,161)	$(27,780,124)	(2,950,875)	$(46,766,651)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. At December 31, 2012, the Fund had capital loss carryforwards of $58,674,865 expiring in 2017.

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$215,324,494

Unrealized appreciation	$121,779,296
Unrealized depreciation	(3,290,255)

Net unrealized appreciation (depreciation)	$118,489,041

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $32,697,944 and $62,505,565, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$323,578,745	$—	$—	$323,578,745
Short Term Investments	—	10,234,790	—	10,234,790

Total Investments in Securities	$323,578,745	$10,234,790	$—	$333,813,535

aFor detailed categories, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FLG-20

FRANKLIN RISING DIVIDENDS SECURITIES FUND

We are pleased to bring you Franklin Rising Dividends Securities Fund’s semiannual report for the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Rising Dividends Securities Fund – Class 1 delivered a +13.32% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Rising Dividends Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) rose 13.82% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

volatility.2 Rising corporate profits and generally favorable economic data bolstered investor confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were West Pharmaceutical Services, Dover and Becton, Dickinson. The stock price of West Pharmaceutical Services, a medical devices manufacturer, rose as the company modestly raised its earnings guidance as its business mix continued to shift toward higher value products. West Pharmaceutical Services has raised its dividend for the past 20 years. Dover, a manufacturer of equipment and industrial products, recovered during the period as investors grew more comfortable that operating results were poised to improve in its communications technologies segment. The company has had 57 consecutive years of dividend increases. Shares of Becton, Dickinson, a manufacturer of medical devices, rebounded after a poor 2012 as its organic sales growth rate reaccelerated in the most recent quarter. Becton, Dickinson has raised its dividend for the past 41 years.

Detractors from performance included Brady, Family Dollar Stores and Superior Uniform Group. Brady, a manufacturer of industrial identification solutions, reported disappointing sales of workplace safety products, which overshadowed the announcement of its intention to divest its die cut business. Family Dollar Stores decreased its earnings guidance for 2013 based on the impact of ongoing economic uncertainty for discretionary merchandise sales. Superior Uniform Group, a manufacturer of

2. Please see Index Descriptions following the Fund Summaries.

FRD-3

uniforms, corporate identification, career apparel and accessories, declined late in the period partly as a result of the sharp increase in long-term interest rates.

During the period, we initiated new positions in Bunge, a global agribusiness and food company, which has 13 years of consecutive dividend increases; QUALCOMM, a leading developer and innovator of advanced wireless technologies, which has a long history of dividend increases; and Honeywell International, a diversified technology and manufacturing company, which has raised its dividend in eight out of the past 10 years. We did not add to or completely liquidate any existing positions. However, we did reduce our holdings in West Pharmaceutical Services, Roper Industries and Procter & Gamble, among others.

Our 10 largest positions on June 30, 2013, represented 39.2% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 33 years in a row and by 308% in the past 10 years. Their most recent year-over-year dividend increases averaged 12.5% with a yield of 2.1% on June 30, 2013, and a dividend payout ratio of 31%, based on estimates of calendar year 2013 operating earnings. The average price/earnings ratio was 15.5 times calendar year 2013 estimates versus 14.5 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Rising Dividends Securities Fund

6/30/13

Company Sector/Industry	% of Total Net Assets
Praxair Inc.	4.6%
Materials
Roper Industries Inc.	4.5%
Electrical Equipment
Dover Corp.	4.5%
Machinery
United Technologies Corp.	4.4%
Aerospace & Defense
International Business Machines Corp.	4.1%
Software & Services
Chevron Corp.	4.0%
Energy
Johnson & Johnson	3.5%
Pharmaceuticals, Biotechnology & Life Sciences
Wal-Mart Stores Inc.	3.3%
Food & Staples Retailing
Becton, Dickinson and Co.	3.2%
Health Care Equipment & Services
Family Dollar Stores Inc.	3.1%
Retailing

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,133.20	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.11

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRD-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.03	$20.01	$19.15	$16.13	$13.96		$19.61

Income from investment operations[a]:
Net investment income[b]	0.19	0.41	0.36	0.32	0.14	[c]	0.35
Net realized and unrealized gains (losses)	2.75	2.00	0.83	3.01	2.28		(5.51)

Total from investment operations	2.94	2.41	1.19	3.33	2.42		(5.16)

Less distributions from:
Net investment income	(0.45)	(0.39)	(0.33)	(0.31)	(0.25)		(0.36)
Net realized gains	—	—	—	—	—		(0.13)

Total distributions	(0.45)	(0.39)	(0.33)	(0.31)	(0.25)		(0.49)

Net asset value, end of period	$24.52	$22.03	$20.01	$19.15	$16.13		$13.96

Total return[d]	13.32%	12.18%	6.29%	20.94%	17.67%		(26.94)%
Ratios to average net assets[e]
Expenses	0.62%	0.63%	0.63%	0.64%	0.65%	[f]	0.61% [f]
Net investment income	1.56%	1.96%	1.87%	1.88%	0.99%	[c]	2.05%

Supplemental data
Net assets, end of period (000’s)	$154,044	$141,455	$140,297	$148,544	$139,816		$142,862
Portfolio turnover rate	0.04%	11.19%	12.76%	8.97%	16.99%		5.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%. See Note 1(c).

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.64	$19.65	$18.82	$15.86	$13.72		$19.27

Income from investment operations[a]:
Net investment income[b]	0.15	0.35	0.31	0.28	0.10	[c]	0.31
Net realized and unrealized gains (losses)	2.70	1.98	0.81	2.95	2.24		(5.42)

Total from investment operations	2.85	2.33	1.12	3.23	2.34		(5.11)

Less distributions from:
Net investment income	(0.39)	(0.34)	(0.29)	(0.27)	(0.20)		(0.31)
Net realized gains	—	—	—	—	—		(0.13)

Total distributions	(0.39)	(0.34)	(0.29)	(0.27)	(0.20)		(0.44)

Net asset value, end of period	$24.10	$21.64	$19.65	$18.82	$15.86		$13.72

Total return[d]	13.16%	11.96%	6.00%	20.64%	17.34%		(27.10)%
Ratios to average net assets[e]
Expenses	0.87%	0.88%	0.88%	0.89%	0.90%	[f]	0.86% [f]
Net investment income	1.31%	1.71%	1.62%	1.63%	0.74%	[c]	1.80%

Supplemental data
Net assets, end of period (000’s)	$1,637,253	$1,550,084	$1,523,396	$1,572,732	$1,371,351		$1,286,878
Portfolio turnover rate	0.04%	11.19%	12.76%	8.97%	16.99%		5.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%. See Note 1(c).

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.78	$19.83	$19.04	$16.09	$13.92		$18.51

Income from investment operations[b]:
Net investment income[c]	0.15	0.35	0.31	0.32	0.13	[d]	0.26
Net realized and unrealized gains (losses)	2.71	1.96	0.80	2.94	2.24		(4.36)

Total from investment operations	2.86	2.31	1.11	3.26	2.37		(4.10)

Less distributions from:
Net investment income	(0.41)	(0.36)	(0.32)	(0.31)	(0.20)		(0.36)
Net realized gains	—	—	—	—	—		(0.13)

Total distributions	(0.41)	(0.36)	(0.32)	(0.31)	(0.20)		(0.49)

Net asset value, end of period	$24.23	$21.78	$19.83	$19.04	$16.09		$13.92

Total return[e]	13.10%	11.78%	5.89%	20.62%	17.22%		(22.82)%
Ratios to average net assets[f]
Expenses	0.97%	0.98%	0.98%	0.99%	1.00%	[g]	0.96% [g]
Net investment income	1.21%	1.61%	1.52%	1.53%	0.64%	[d]	1.70%

Supplemental data
Net assets, end of period (000’s)	$10,098	$6,432	$3,020	$1,007	$15		$4
Portfolio turnover rate	0.04%	11.19%	12.76%	8.97%	16.99%		5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%. See Note 1(c).

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 98.3%
Aerospace & Defense 4.6%
General Dynamics Corp.	38,000	$2,976,539
Honeywell International Inc.	2,500	198,350
United Technologies Corp.	855,000	79,463,700

		82,638,589

Automobiles & Components 2.1%
Johnson Controls Inc.	1,040,500	37,239,495

Commercial & Professional Services 1.9%
ABM Industries Inc.	951,288	23,316,069
Cintas Corp.	225,700	10,278,378

		33,594,447

Consumer Durables & Apparel 3.0%
[a] Kid Brands Inc.	265,947	409,558
Leggett & Platt Inc.	512,800	15,942,952
NIKE Inc., B	554,000	35,278,720
Superior Uniform Group Inc.	237,100	2,558,309

		54,189,539

Consumer Services 3.1%
Hillenbrand Inc.	1,191,300	28,245,723
Matthews International Corp., A	39,000	1,470,300
McDonald’s Corp.	254,345	25,180,155

		54,896,178

Diversified Financials 0.4%
State Street Corp.	110,500	7,205,705

Electrical Equipment 6.0%
Brady Corp., A	878,579	26,998,733
Roper Industries Inc.	658,915	81,850,421

		108,849,154

Energy 7.2%
Chevron Corp.	601,000	71,122,340
Exxon Mobil Corp.	330,500	29,860,675
Occidental Petroleum Corp.	312,190	27,856,714

		128,839,729

Food & Staples Retailing 4.6%
Wal-Mart Stores Inc.	785,800	58,534,242
Walgreen Co.	531,300	23,483,460

		82,017,702

Food, Beverage & Tobacco 4.7%
Archer-Daniels-Midland Co.	713,000	24,177,830
Bunge Ltd.	5,000	353,850
McCormick & Co. Inc.	441,000	31,028,760
PepsiCo Inc.	363,900	29,763,381

		85,323,821

Health Care Equipment & Services 14.5%
Abbott Laboratories	681,800	23,781,184
Becton, Dickinson and Co.	578,143	57,137,873
Hill-Rom Holdings Inc.	221,103	7,446,749

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Medtronic Inc.	730,000	$37,573,100
Stryker Corp.	630,400	40,774,272
Teleflex Inc.	506,753	39,268,290
West Pharmaceutical Services Inc.	782,706	54,992,923

		260,974,391

Household & Personal Products 3.6%
Colgate-Palmolive Co.	191,000	10,942,390
The Procter & Gamble Co.	707,600	54,478,124

		65,420,514

Industrial Conglomerates 0.3%
Carlisle Cos. Inc.	96,261	5,998,023

Insurance 6.9%
Aflac Inc.	276,200	16,052,744
Arthur J. Gallagher & Co.	753,000	32,898,570
The Chubb Corp.	45,000	3,809,250
Erie Indemnity Co., A	538,085	42,879,994
Mercury General Corp.	154,200	6,778,632
Old Republic International Corp.	994,708	12,801,892
RLI Corp.	125,971	9,625,444

		124,846,526

Machinery 7.9%
Donaldson Co. Inc.	350,068	12,483,425
Dover Corp.	1,052,500	81,737,150
Pentair Ltd.	844,000	48,690,360

		142,910,935

Materials 12.4%
Air Products and Chemicals Inc.	580,700	53,174,699
Albemarle Corp.	694,700	43,272,863
Bemis Co. Inc.	399,300	15,628,602
Ecolab Inc.	66,000	5,622,540
Nucor Corp.	499,002	21,616,767
Praxair Inc.	725,260	83,520,941

		222,836,412

Media 0.3%
John Wiley & Sons Inc., A	116,500	4,670,485

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
AbbVie Inc.	505,300	20,889,102
Johnson & Johnson	726,100	62,342,946
Pfizer Inc.	1,922,100	53,838,021

		137,070,069

Retailing 3.1%
Family Dollar Stores Inc.	886,335	55,227,534
Ross Stores Inc.	3,000	194,430

		55,421,964

Semiconductors & Semiconductor Equipment 0.0%†
Cohu Inc.	50,300	628,750

FRD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Software & Services 4.1%
International Business Machines Corp.	388,000	$74,150,680

Technology Hardware & Equipment 0.0%†
QUALCOMM Inc.	3,000	183,240

Trading Companies & Distributors 0.0%†
W.W. Grainger Inc.	1,000	252,180

Total Common Stocks (Cost $1,041,892,170)		1,770,158,528

Short Term Investments (Cost $28,871,939) 1.6%
Money Market Funds 1.6%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	28,871,939	28,871,939

Total Investments (Cost $1,070,764,109) 99.9%		1,799,030,467
Other Assets, less Liabilities 0.1%		2,365,169

Net Assets 100.0%		$1,801,395,636

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,041,892,170
Cost - Sweep Money Fund (Note 7)	28,871,939

Total cost of investments	$1,070,764,109

Value - Unaffiliated issuers	$1,770,158,528
Value - Sweep Money Fund (Note 7)	28,871,939

Total value of investments	1,799,030,467
Receivables:
Investment securities sold	3,612,354
Capital shares sold	609,246
Dividends	1,918,313
Other assets	474

Total assets	1,805,170,854

Liabilities:
Payables:
Capital shares redeemed	1,821,704
Affiliates	1,608,695
Reports to shareholders	293,482
Accrued expenses and other liabilities	51,337

Total liabilities	3,775,218

Net assets, at value	$1,801,395,636

Net assets consist of:
Paid-in capital	$1,089,473,488
Undistributed net investment income	11,956,669
Net unrealized appreciation (depreciation)	728,266,358
Accumulated net realized gain (loss)	(28,300,879)

Net assets, at value	$1,801,395,636

Class 1:
Net assets, at value	$154,044,398

Shares outstanding	6,282,783

Net asset value and maximum offering price per share	$24.52

Class 2:
Net assets, at value	$1,637,252,932

Shares outstanding	67,942,681

Net asset value and maximum offering price per share	$24.10

Class 4:
Net assets, at value	$10,098,306

Shares outstanding	416,737

Net asset value and maximum offering price per share	$24.23

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Rising Dividends Securities Fund
Investment income:
Dividends	$19,617,970

Expenses:
Management fees (Note 3a)	5,399,745
Distribution fees: (Note 3c)
Class 2	2,048,735
Class 4	14,631
Unaffiliated transfer agent fees	374
Custodian fees (Note 4)	12,796
Reports to shareholders	129,655
Professional fees	31,958
Trustees’ fees and expenses	3,490
Other	13,687

Total expenses	7,655,071

Net investment income	11,962,899

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	46,491,375
Net change in unrealized appreciation (depreciation) on investments	162,232,180

Net realized and unrealized gain (loss)	208,723,555

Net increase (decrease) in net assets resulting from operations	$220,686,454

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$11,962,899	$29,425,590
Net realized gain (loss) from investments	46,491,375	50,961,507
Net change in unrealized appreciation (depreciation) on investments	162,232,180	110,558,680

Net increase (decrease) in net assets resulting from operations	220,686,454	190,945,777

Distributions to shareholders from:
Net investment income:
Class 1	(2,772,388)	(2,577,724)
Class 2	(26,490,890)	(24,994,784)
Class 4	(163,605)	(85,528)

Total distributions to shareholders	(29,426,883)	(27,658,036)

Capital share transactions: (Note 2)
Class 1	(3,282,192)	(12,542,862)
Class 2	(87,463,835)	(122,472,505)
Class 4	2,910,807	2,986,631

Total capital share transactions	(87,835,220)	(132,028,736)

Net increase (decrease) in net assets	103,424,351	31,259,005
Net assets:
Beginning of period	1,697,971,285	1,666,712,280

End of period	$1,801,395,636	$1,697,971,285

Undistributed net investment income included in net assets:
End of period	$11,956,669	$29,420,653

The accompanying notes are an integral part of these financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 50.23% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate acccounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	239,361	$5,791,025	217,372	$4,539,862
Shares issued in reinvestment of distributions	111,610	2,772,388	125,681	2,577,724
Shares redeemed	(488,405)	(11,845,605)	(935,039)	(19,660,448)

Net increase (decrease)	(137,434)	$(3,282,192)	(591,986)	$(12,542,862)

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,191,942	$76,174,699	5,224,743	$107,681,716
Shares issued in reinvestment of distributions	1,085,247	26,490,890	1,239,206	24,994,784
Shares redeemed	(7,971,353)	(190,129,424)	(12,335,885)	(255,149,005)

Net increase (decrease)	(3,694,164)	$(87,463,835)	(5,871,936)	$(122,472,505)

Class 4 Shares:
Shares sold	145,648	$3,493,888	179,113	$3,742,720
Shares issued on reinvestment of distributions	6,664	163,605	4,211	85,528
Shares redeemed	(30,888)	(746,686)	(40,291)	(841,617)

Net increase (decrease)	121,424	$2,910,807	143,033	$2,986,631

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the average daily net assets, and is not additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $73,203,872 expiring in 2017.

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,072,352,490

Unrealized appreciation	$739,549,478
Unrealized depreciation	(12,871,501)

Net unrealized appreciation (depreciation)	$726,677,977

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $728,348 and $108,797,711, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

8. CREDIT FACILITY (continued)

Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FRD-20

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This semiannual report for Franklin Small Cap Value Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Small Cap Value Securities Fund – Class 1 delivered a +12.36% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small Cap Value Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500TM Value Index, rose 15.10% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the Standard & Poor’s® 500 Index (S&P 500®) and Dow Jones Industrial

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked volatility.2 Rising corporate profits and generally favorable economic data bolstered investor confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

During the six months under review, contributors to absolute Fund performance included insurers Protective Life and StanCorp Financial Group. Other contributors included video game retailer GameStop, recreational vehicle manufacturer Thor Industries and furniture retailer La-Z-Boy.

Detractors from performance during the reporting period included heavy construction contractor Granite Construction, single-family home sales and construction company M/I Homes, steel building products manufacturer Gibraltar Industries, structural connectors and shear walls manufacturer Simpson Manufacturing and flexible circuit materials manufacturer Multi-Fineline Electronix.

The Fund initiated positions in auto parts and service retailer The Pep Boys — Manny, Moe & Jack, high performance specialty metals manufacturer Carpenter Technology, specialty insurer Assurant and global chemical manufacturing company Stepan. We added to several existing

2. Please see Index Descriptions following the Fund Summaries.

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positions including audio and infotainment manufacturer Harman International Industries, business-to-business rental equipment provider McGrath RentCorp, and specialty chemicals and materials company Cabot, among others.

We liquidated our positions in Graco, West Pharmaceutical Services, A.O. Smith, Teekay, Lancaster Colony, Ethan Allen Interiors, American Woodmark, Fred’s and Gardner Denver, which was subject to an all cash takeover offer from KKR. We also reduced our holdings in several other stocks including Protective Life, Pier 1 Imports and Nordson.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund

6/30/13

Company Sector/Industry	% of Total Net Assets
Thor Industries Inc.	2.7%
Automobiles & Components
Protective Life Corp.	2.2%
Insurance
Group 1 Automotive Inc.	2.0%
Retailing
Bristow Group Inc.	2.0%
Energy
Reliance Steel & Aluminum Co.	1.9%
Materials
Trinity Industries Inc.	1.9%
Machinery
Tidewater Inc.	1.7%
Energy
StanCorp Financial Group Inc.	1.7%
Insurance
GameStop Corp., A	1.7%
Retailing
Benchmark Electronics Inc.	1.7%
Technology Hardware & Equipment

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,123.60	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.65%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012		2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.58	$15.82		$16.55	$13.00	$10.73	$17.38

Income from investment operations[a]:
Net investment income[b]	0.09	0.29	[c]	0.16	0.14	0.15	0.24
Net realized and unrealized gains (losses)	2.21	2.64		(0.74)	3.54	2.86	(5.44)

Total from investment operations	2.30	2.93		(0.58)	3.68	3.01	(5.20)

Less distributions from:
Net investment income	(0.32)	(0.17)		(0.15)	(0.13)	(0.22)	(0.23)
Net realized gains	(0.36)	—		—	—	(0.52)	(1.22)

Total distributions	(0.68)	(0.17)		(0.15)	(0.13)	(0.74)	(1.45)

Net asset value, end of period	$20.20	$18.58		$15.82	$16.55	$13.00	$10.73

Total return[d]	12.36%	18.75%		(3.53)%	28.49%	29.54%	(32.87)%
Ratios to average net assets[e]
Expenses	0.65%	0.67%		0.66%	0.67%	0.68% [f]	0.67% [f]
Net investment income	0.89%	1.70%	[c]	1.02%	0.98%	1.29%	1.62%

Supplemental data
Net assets, end of period (000’s)	$54,181	$40,133		$39,374	$47,300	$42,428	$34,901
Portfolio turnover rate	4.22%	5.84%		14.39%	15.92%	6.68%	16.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012		2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.23	$15.53		$16.25	$12.77	$10.55	$17.10

Income from investment operations[a]:
Net investment income[b]	0.06	0.24	[c]	0.12	0.10	0.12	0.20
Net realized and unrealized gains (losses)	2.18	2.59		(0.73)	3.48	2.81	(5.35)

Total from investment operations	2.24	2.83		(0.61)	3.58	2.93	(5.15)

Less distributions from:
Net investment income	(0.28)	(0.13)		(0.11)	(0.10)	(0.19)	(0.18)
Net realized gains	(0.36)	—		—	—	(0.52)	(1.22)

Total distributions	(0.64)	(0.13)		(0.11)	(0.10)	(0.71)	(1.40)

Net asset value, end of period	$19.83	$18.23		$15.53	$16.25	$12.77	$10.55

Total return[d]	12.24%	18.39%		(3.76)%	28.22%	29.16%	(33.02)%
Ratios to average net assets[e]
Expenses	0.90%	0.92%		0.91%	0.92%	0.93% [f]	0.92%[f]
Net investment income	0.64%	1.45%	[c]	0.77%	0.73%	1.04%	1.37%

Supplemental data
Net assets, end of period (000’s)	$1,387,326	$1,286,573		$1,211,168	$1,362,292	$1,109,855	$784,773
Portfolio turnover rate	4.22%	5.84%		14.39%	15.92%	6.68%	16.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.44	$15.71		$16.44	$12.92	$10.70	$16.42

Income from investment operations[b]:
Net investment income[c]	0.05	0.22	[d]	0.11	0.09	0.11	0.15
Net realized and unrealized gains (losses)	2.21	2.63		(0.75)	3.53	2.84	(4.42)

Total from investment operations	2.26	2.85		(0.64)	3.62	2.95	(4.27)

Less distributions from:
Net investment income	(0.25)	(0.12)		(0.09)	(0.10)	(0.21)	(0.23)
Net realized gains	(0.36)	—		—	—	(0.52)	(1.22)

Total distributions	(0.61)	(0.12)		(0.09)	(0.10)	(0.73)	(1.45)

Net asset value, end of period	$20.09	$18.44		$15.71	$16.44	$12.92	$10.70

Total return[e]	12.22%	18.27%		(3.87)%	28.14%	29.04%	(29.14)%
Ratios to average net assets[f]
Expenses	1.00%	1.02%		1.01%	1.02%	1.03% [g]	1.02% [g]
Net investment income	0.54%	1.35%	[d]	0.67%	0.63%	0.94%	1.27%

Supplemental data
Net assets, end of period (000’s)	$33,712	$32,424		$34,284	$39,075	$28,599	$14,850
Portfolio turnover rate	4.22%	5.84%		14.39%	15.92%	6.68%	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.75%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 96.7%
Aerospace & Defense 1.5%
AAR Corp.	1,009,100	$22,180,018

Automobiles & Components 6.9%
[a] Autoliv Inc.	295,000	22,830,050
Drew Industries Inc.	244,700	9,621,604
Gentex Corp.	855,000	19,707,750
Thor Industries Inc.	820,000	40,327,600
[b] Winnebago Industries Inc.	423,100	8,880,869

		101,367,873

Banks 2.2%
Chemical Financial Corp.	360,854	9,378,595
OFG Bancorp.	602,000	10,902,220
Peoples Bancorp Inc.	158,000	3,330,640
TrustCo Bank Corp. NY	1,690,000	9,193,600

		32,805,055

Building Products 4.5%
Apogee Enterprises Inc.	778,000	18,672,000
[b] Gibraltar Industries Inc.	951,133	13,848,497
Simpson Manufacturing Co. Inc.	433,400	12,750,628
Universal Forest Products Inc.	542,984	21,675,921

		66,947,046

Commercial & Professional Services 3.1%
Insperity Inc.	296,100	8,971,830
McGrath RentCorp	439,000	14,996,240
Mine Safety Appliances Co.	328,300	15,282,365
Schawk Inc.	496,600	6,520,358

		45,770,793

Construction & Engineering 2.3%
EMCOR Group Inc.	272,700	11,085,255
Granite Construction Inc.	747,000	22,230,720

		33,315,975

Consumer Durables & Apparel 6.1%
Brunswick Corp.	475,000	15,176,250
Harman International Industries Inc.	302,500	16,395,500
Hooker Furniture Corp.	445,000	7,235,700
La-Z-Boy Inc.	1,089,000	22,074,030
M.D.C. Holdings Inc.	213,800	6,950,638
[b] M/I Homes Inc.	435,900	10,008,264
[b] Maidenform Brands Inc.	671,100	11,630,163

		89,470,545

Consumer Services 1.8%
Hillenbrand Inc.	495,000	11,736,450
Regis Corp.	867,100	14,237,782

		25,974,232

Electrical Equipment 2.9%
Brady Corp., A	453,000	13,920,690
EnerSys	24,100	1,181,864
Franklin Electric Co. Inc.	398,464	13,408,314

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
General Cable Corp.	103,500	$3,182,625
[b] Powell Industries Inc.	210,000	10,846,500

		42,539,993

Energy 11.2%
[b] Atwood Oceanics Inc.	380,400	19,799,820
Bristow Group Inc.	440,000	28,740,800
Energen Corp.	242,000	12,646,920
[b] Helix Energy Solutions Group Inc.	819,500	18,881,280
[b] Oil States International Inc.	255,200	23,641,728
[b] Rowan Cos. PLC	615,000	20,953,050
Tidewater Inc.	450,000	25,636,500
[b] Unit Corp.	333,900	14,217,462

		164,517,560

Health Care Equipment & Services 2.9%
Hill-Rom Holdings Inc.	306,000	10,306,080
STERIS Corp.	350,000	15,008,000
Teleflex Inc.	227,900	17,659,971

		42,974,051

Industrial Conglomerates 1.4%
Carlisle Cos. Inc.	334,800	20,861,388

Insurance 10.9%
Arthur J. Gallagher & Co.	168,200	7,348,658
Aspen Insurance Holdings Ltd.	455,000	16,875,950
Assurant Inc.	51,800	2,637,138
The Hanover Insurance Group Inc.	372,200	18,211,746
HCC Insurance Holdings Inc.	188,200	8,113,302
Montpelier Re Holdings Ltd.	649,000	16,231,490
Old Republic International Corp.	1,401,500	18,037,305
Protective Life Corp.	840,000	32,264,400
RLI Corp.	5,700	435,537
StanCorp Financial Group Inc.	515,000	25,446,150
Validus Holdings Ltd. (Bermuda)	422,700	15,267,924

		160,869,600

Machinery 13.0%
Astec Industries Inc.	380,000	13,030,200
Briggs & Stratton Corp.	740,000	14,652,000
CIRCOR International Inc.	155,702	7,919,004
[b] EnPro Industries Inc.	390,000	19,796,400
Kaydon Corp.	389,000	10,716,950
Kennametal Inc.	397,300	15,427,159
Lincoln Electric Holdings Inc.	400,000	22,908,000
Mueller Industries Inc.	367,500	18,533,025
Nordson Corp.	60,000	4,158,600
Pentair Ltd.	214,800	12,391,812
Trinity Industries Inc.	718,800	27,630,672
[b] Wabash National Corp.	1,350,000	13,743,000
Watts Water Technologies Inc., A	235,000	10,654,900

		191,561,722

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Materials 8.7%
A. Schulman Inc.	504,266	$13,524,414
AptarGroup Inc.	65,000	3,588,650
Cabot Corp.	468,600	17,535,012
Carpenter Technology Corp.	160,000	7,211,200
H.B. Fuller Co.	304,700	11,520,707
Reliance Steel & Aluminum Co.	436,000	28,584,160
RPM International Inc.	712,800	22,766,832
Sensient Technologies Corp.	201,700	8,162,799
Steel Dynamics Inc.	1,038,000	15,476,580
Stepan Co.	4,548	252,914

		128,623,268

Retailing 9.5%
Brown Shoe Co. Inc.	870,000	18,731,100
The Cato Corp., A	438,600	10,947,456
GameStop Corp., A	595,000	25,007,850
Group 1 Automotive Inc.	450,000	28,948,500
[b] Jos. A. Bank Clothiers Inc.	247,800	10,239,096
The Men’s Wearhouse Inc.	603,700	22,850,045
[b] The Pep Boys - Manny, Moe & Jack	930,000	10,769,400
Pier 1 Imports Inc.	235,000	5,520,150
[b] West Marine Inc.	610,700	6,717,700

		139,731,297

Semiconductors & Semiconductor Equipment 0.6%
Cohu Inc.	736,000	9,200,000

Technology Hardware & Equipment 3.7%
[b] Benchmark Electronics Inc.	1,220,000	24,522,000
[b] Ingram Micro Inc., A	507,100	9,629,829
[b] Multi-Fineline Electronix Inc.	274,100	4,059,421
[b] Rofin-Sinar Technologies Inc.	674,900	16,832,006

		55,043,256

Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	165,000	7,974,450

Transportation 2.2%
[b] Genesee & Wyoming Inc.	228,300	19,368,972
SkyWest Inc.	990,000	13,404,600

		32,773,572

Utilities 0.8%
NV Energy Inc.	495,000	11,612,700

Total Common Stocks (Cost $952,187,586)		1,426,114,394

Short Term Investments 3.4%
Money Market Funds (Cost $37,876,109) 2.6%
[b,c] Institutional Fiduciary Trust Money Market Portfolio	37,876,109	37,876,109

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Principal Amount	Value
[d]Investments from Cash Collateral Received for Loaned Securities 0.8%
[e]Repurchase Agreements 0.8%
BNP Paribas Securities Corp., 0.13%, 7/01/13 (Maturity Value $2,880,790) Collateralized by U.S Government Agency Securities, 0.10% - 7.25%, 7/12/13 - 6/11/38; [f]U.S. Government Agency Discount Notes, 11/08/13 - 12/04/13; and U.S. Government Agency Strips, 5/15/22 (valued at $2,938,375)	$2,880,759	$2,880,759
Deutsche Bank Securities Inc., 0.18%, 7/01/13 (Maturity Value $2,880,802) Collateralized by U.S. Government Agency Securities, zero cpn. - 7.25%, 3/23/16 - 12/27/32; and U.S. Government Agency Strips, 7/15/27 (valued at $2,938,376)	2,880,759	2,880,759
HSBC Securities (USA) Inc., 0.11%, 7/01/13 (Maturity Value $2,880,785) Collateralized by U.S. Government Agency Securities, zero cpn., 7/15/13 - 7/15/32; and U.S. Government Agency Strips, 7/15/13 - 4/15/30 (valued at $2,938,389)	2,880,759	2,880,759
J.P. Morgan Securities LLC, 0.11%, 7/01/13 (Maturity Value $606,475) Collateralized by U.S. Treasury Bonds, Index Linked, 0.63% - 3.88%, 1/15/25 - 2/15/43 (valued at $618,614)	606,469	606,469
RBS Securities Inc., 0.12%, 7/01/13 (Maturity Value $2,880,788) Collateralized by U.S. Treasury Bonds, Index Linked, 0.63% - 3.88%, 1/15/25 - 2/15/43 (valued at $2,938,379)	2,880,759	2,880,759

Total Repurchase Agreements (Cost $12,129,505)		12,129,505

Total Investments (Cost $1,002,193,200) 100.1%		1,476,120,008
Other Assets, less Liabilities (0.1)%		(900,648)

Net Assets 100.0%		$1,475,219,360

aA portion or all of the security is on loan at June 30, 2013. See Note 1(c).

bNon-income producing.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eSee Note 1(b) regarding repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$952,187,586
Cost - Sweep Money Fund (Note 7)	37,876,109
Cost - Repurchase agreements	12,129,505

Total cost of investments	$1,002,193,200

Value - Unaffiliated issuers	$1,426,114,394
Value - Sweep Money Fund (Note 7)	37,876,109
Value - Repurchase agreements	12,129,505

Total value of investments (includes securities loaned in the amount of $11,956,755)	1,476,120,008
Receivables:
Investment securities sold	13,439,343
Capital shares sold	384,754
Dividends	706,056
Other assets	379

Total assets	1,490,650,540

Liabilities:
Payables:
Investment securities purchased	236,367
Capital shares redeemed	1,239,789
Affiliates	1,345,550
Payable upon return of securities loaned	12,129,505
Accrued expenses and other liabilities	479,969

Total liabilities	15,431,180

Net assets, at value	$1,475,219,360

Net assets consist of:
Paid-in capital	$940,934,888
Undistributed net investment income	4,078,498
Net unrealized appreciation (depreciation)	473,926,808
Accumulated net realized gain (loss)	56,279,166

Net assets, at value	$1,475,219,360

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$54,181,125

Shares outstanding	2,682,642

Net asset value and maximum offering price per share	$20.20

Class 2:
Net assets, at value	$1,387,325,736

Shares outstanding	69,962,576

Net asset value and maximum offering price per share	$19.83

Class 4:
Net assets, at value	$33,712,499

Shares outstanding	1,678,179

Net asset value and maximum offering price per share	$20.09

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Small Cap Value Securities Fund
Investment income:
Dividends	$10,763,655
Income from securities loaned	329,385

Total investment income	11,093,040

Expenses:
Management fees (Note 3a)	3,588,302
Administrative fees (Note 3b)	823,421
Distribution fees: (Note 3c)
Class 2	1,700,302
Class 4	58,446
Unaffiliated transfer agent fees	1,021
Custodian fees (Note 4)	10,069
Reports to shareholders	214,045
Professional fees	29,346
Trustees’ fees and expenses	2,701
Other	15,388

Total expenses	6,443,041

Net investment income	4,649,999

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	56,370,889
Net change in unrealized appreciation (depreciation) on investments	103,583,473

Net realized and unrealized gain (loss)	159,954,362

Net increase (decrease) in net assets resulting from operations	$164,604,361

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$4,649,999	$19,229,549
Net realized gain (loss) from investments	56,370,889	44,247,459
Net change in unrealized appreciation (depreciation) on investments	103,583,473	158,357,883

Net increase (decrease) in net assets resulting from operations	164,604,361	221,834,891

Distributions to shareholders from:
Net investment income:
Class 1	(615,112)	(407,505)
Class 2	(18,772,536)	(9,757,412)
Class 4	(406,547)	(256,129)
Net realized gains:
Class 1	(681,161)	—
Class 2	(24,226,581)	—
Class 4	(585,151)	—

Total distributions to shareholders	(45,287,088)	(10,421,046)

Capital share transactions: (Note 2)
Class 1	10,476,146	(5,634,630)
Class 2	(12,154,547)	(124,579,807)
Class 4	(1,549,043)	(6,896,088)

Total capital share transactions	(3,227,444)	(137,110,525)

Net increase (decrease) in net assets	116,089,829	74,303,320
Net assets:
Beginning of period	1,359,129,531	1,284,826,211

End of period	$1,475,219,360	$1,359,129,531

Undistributed net investment income included in net assets:
End of period	$4,078,498	$19,222,694

The accompanying notes are an integral part of these financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Repurchase Agreements

The Fund enters into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Repurchase Agreements (continued)

Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. All repurchase agreements held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	776,323	$15,668,376	120,340	$2,031,518
Shares issued in reinvestment of distributions	64,172	1,296,273	26,308	407,505
Shares redeemed	(318,400)	(6,488,503)	(474,365)	(8,073,653)

Net increase (decrease)	522,095	$10,476,146	(327,717)	$(5,634,630)

Class 2 Shares:
Shares sold	3,634,307	$70,989,361	8,509,192	$140,217,286
Shares issued in reinvestment of distributions	2,167,294	42,999,117	641,091	9,757,412
Shares redeemed	(6,412,779)	(126,143,025)	(16,570,761)	(274,554,505)

Net increase (decrease)	(611,178)	$(12,154,547)	(7,420,478)	$(124,579,807)

Class 4 Shares:
Shares sold	89,594	$1,770,709	402,254	$6,818,504
Shares issued on reinvestment of distributions	49,338	991,698	16,621	256,129
Shares redeemed	(218,677)	(4,311,450)	(843,050)	(13,970,721)

Net increase (decrease)	(79,745)	$(1,549,043)	(424,175)	$(6,896,088)

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,002,846,777

Unrealized appreciation	$514,813,287
Unrealized depreciation	(41,540,056)

Net unrealized appreciation (depreciation)	$473,273,231

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $58,738,536 and $104,201,950, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

FSV-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,426,114,394	$—	$—	$1,426,114,394
Short Term Investments	37,876,109	12,129,505	—	50,005,614

Total Investments in Securities	$1,463,990,503	$12,129,505	$—	$1,476,120,008

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FSV-23

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Small-Mid Cap Growth Securities Fund’s semiannual report for the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Small-Mid Cap Growth Securities Fund – Class 1 delivered a +14.88% total return* for the six-month period ended 6/30/13.

*Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 6/30/13 for financial reporting purposes, and as a result, the net values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +14.70% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +13.82% total return, for the same period.2

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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S&P 500 and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked volatility.1 Rising corporate profits and generally favorable economic data bolstered investor confidence, but caution remained about the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

All sectors represented in the Fund’s portfolio delivered positive returns during the six months under review as the broad market rallied, with most sectors contributing to performance relative to the Russell Midcap® Growth Index. Stock selection, especially in the industrials, information technology (IT) and consumer discretionary sectors, was a major contributor to relative performance. In the industrials sector, an off-benchmark position in Allegiant Travel benefited relative results as the airline company continued to generate strong earnings driven by increased passenger capacities, higher fares, additional routes, lower operating costs resulting from its use of more fuel-efficient planes, and higher ancillary revenue and third-party sales.

Among the Fund’s IT holdings, major contributors included an off-benchmark investment in ViaSat, a provider of fixed and mobile satellite network services, and a position in FleetCor Technologies, a leading provider of payment products to commercial fleets and major oil companies. ViaSat generated record revenues and improved earnings

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for its fiscal year 2013, resulting from strong growth across all its business segments, including government systems. We believe its contract with Boeing for ViaSat-2 technology, scheduled for a mid-2016 launch, could help ViaSat improve its position in many broadband markets, including residential, in-flight connectivity, enterprise and government. FleetCor continued to generate stronger-than-expected earnings driven by higher domestic and international transactions, larger revenue per transaction and lower operating expenses. Having demonstrated an ability to develop acquired businesses, FleetCor raised its fiscal year 2013 financial guidance as it expected its recent acquisitions in Australia and New Zealand to contribute to revenue and profit.

In the consumer discretionary sector, key contributors included off-benchmark investments in Wolverine World Wide, a designer and manufacturer of branded footwear, apparel and accessories, and Buffalo Wild Wings, a restaurant owner, operator and franchiser, as well as a position in GNC Holdings, a specialty retailer of health and wellness products. Wolverine continued to generate better-than-expected earnings resulting largely from the strength of its international business and solid performance of recent acquisitions, particularly Sperry Top-Sider. Buffalo Wild Wings reported greater-than-expected first-quarter 2013 revenue as same-store sales improved. Investors were further encouraged by a decline in chicken wing prices, which could help the company’s profit margins, driving the company’s share price to a 52-week high during the period. GNC’s share price reached a record high during the period as the company continued to generate stronger-than-expected earnings and reaffirmed its fiscal year 2013 guidance.

Key individual contributors included positions in Actavis (formerly Watson Pharmaceuticals), one of the world’s largest generic pharmaceutical manufacturers, and Affiliated Managers Group, an asset management company.

In contrast, key detractors from the Fund’s relative performance included an underweighting in the strongly performing consumer staples sector and stock selection in the health care sector. Notable detractors in the health care sector included an off-benchmark investment in U.K.-based Amarin, a biopharmaceutical company focused on developing and commercializing therapeutic products to improve cardiovascular health. Amarin continued to make progress with its recently launched flagship product, Vascepa, a prescription-grade Omega-3 fatty acid approved by the Food and Drug Administration for treating adult patients with very high triglycerides. Prescription of Vascepa accelerated in

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

6/30/13

Company Sector/Industry	% of Total Net Assets
Wolverine World Wide Inc.	2.0%
Consumer Discretionary
Affiliated Managers Group Inc.	1.9%
Financials
AMETEK Inc.	1.8%
Industrials
Roper Industries Inc.	1.7%
Industrials
Actavis Inc.	1.6%
Health Care
GNC Holdings Inc., A	1.5%
Consumer Discretionary
SBA Communications Corp.	1.5%
Telecommunication Services
Xilinx Inc.	1.4%
Information Technology
IntercontinentalExchange Inc.	1.3%
Financials
Trimble Navigation Ltd.	1.3%
Information Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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recent months as the company secured wider managed care coverage and reinforced its marketing message.

Although the Fund’s overall IT holdings outperformed the index’s and contributed to relative performance, some investments lost value. Notable detractors included an off-benchmark investment in high-performance integrated circuits developer Hittite Microwave, as well as positions in voice recognition software solutions provider Nuance Communications and technology solutions company Trimble Navigation. Hittite Microwave’s share price reached a multi-year high in early 2013 as the company generated better-than-expected revenues and earnings. However, its share price declined as the company provided a lower-than-expected second-quarter 2013 financial guidance. Nuance Communication’s share price was pressured by weaker-than-expected fiscal second-quarter 2013 profits and sales. In our analysis, Nuance, as a leading voice-recognition software solutions provider, could potentially benefit from solid growth trends in the mobile and health care markets. After reaching a record high in early 2013, technology solutions provider Trimble Navigation’s share price corrected as the company’s first-quarter 2013 revenue was negatively affected by the U.S. automatic budget cuts that took effect in March, as well as delayed agricultural and construction seasons in Europe and North America stemming from severe weather conditions. Despite missing revenue estimates, the company continued to produce near record-high operating margins as it diversified into higher-margin software and services. In the long term, we believe Trimble’s strong product portfolio could potentially help the company benefit from industries that were late in adopting technology, such as agriculture and construction.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,148.80	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.87	$21.19	$22.21	$17.36	$12.06		$23.39

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.01)[c]	(0.05)	(0.01)	(0.10)[d]		0.01
Net realized and unrealized gains (losses)	3.35	2.27	(0.97)	4.86	5.40		(8.98)

Total from investment operations	3.29	2.26	(1.02)	4.85	5.30		(8.97)

Less distributions from net realized gains	(1.59)	(1.58)	—	—	—		(2.36)

Net asset value, end of period	$23.57	$21.87	$21.19	$22.21	$17.36		$12.06

Total return[e]	15.03%	11.12%	(4.59)%	27.94%	43.95%		(42.34)%
Ratios to average net assets[f]
Expenses	0.81%	0.80%	0.79%	0.79%	0.80%	[g]	0.76% [g]
Net investment income (loss)	(0.47)%	(0.03)% [c]	(0.21)%	(0.07)%	(0.72)%	[d]	0.06%

Supplemental data
Net assets, end of period (000’s)	$83,407	$75,977	$76,384	$89,826	$79,670		$63,531
Portfolio turnover rate	24.45%	41.44%	45.00%	46.69%	63.93%		60.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.04	$20.49	$21.54	$16.87	$11.75		$22.91

Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.06)[c]	(0.10)	(0.06)	(0.13)[d]		(0.03)
Net realized and unrealized gains (losses)	3.21	2.19	(0.95)	4.73	5.25		(8.77)

Total from investment operations	3.13	2.13	(1.05)	4.67	5.12		(8.80)

Less distributions from net realized gains	(1.59)	(1.58)	—	—	—		(2.36)

Net asset value, end of period	$22.58	$21.04	$20.49	$21.54	$16.87		$11.75

Total return[e]	14.86%	10.85%	(4.87)%	27.68%	43.57%		(42.49)%
Ratios to average net assets[f]
Expenses	1.06%	1.05%	1.04%	1.04%	1.05%	[g]	1.01% [g]
Net investment income (loss)	(0.72)%	(0.28)% [c]	(0.46)%	(0.32)%	(0.92)%	[d]	(0.19)%

Supplemental data
Net assets, end of period (000’s)	$591,139	$670,193	$717,086	$939,481	$813,480		$614,053
Portfolio turnover rate	24.45%	41.44%	45.00%	46.69%	63.93%		60.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.41)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.47	$20.90	$21.98	$17.24	$12.02		$20.60

Income from investment operations[b]:
Net investment income (loss)[c]	(0.10)	(0.09)[d]	(0.12)	(0.07)	(0.15)[e]		0.02
Net realized and unrealized gains (losses)	3.28	2.24	(0.96)	4.81	5.37		(6.24)

Total from investment operations	3.18	2.15	(1.08)	4.74	5.22		(6.22)

Less distributions from net realized gains	(1.59)	(1.58)	—	—	—		(2.36)

Net asset value, end of period	$23.06	$21.47	$20.90	$21.98	$17.24		$12.02

Total return[f]	14.79%	10.79%	(4.91)%	27.49%	43.43%		(34.74)%
Ratios to average net assets[g]
Expenses	1.16%	1.15%	1.14%	1.14%	1.15%	[h]	1.11% [h]
Net investment income (loss)	(0.82)%	(0.38)% [d]	(0.56)%	(0.42)%	(1.07)%	[e]	(0.29)%

Supplemental data
Net assets, end of period (000’s)	$13,225	$12,000	$12,664	$15,413	$11,029		$3,538
Portfolio turnover rate	24.45%	41.44%	45.00%	46.69%	63.93%		60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.51)%.

eNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 98.2%
Consumer Discretionary 23.9%
[a] AMC Networks Inc., A	United States	89,100	$5,828,031
[a] BorgWarner Inc.	United States	71,400	6,151,110
[a] BRP Inc.	Canada	106,800	2,488,800
[a,b] BRP Inc., 144A	Canada	30,400	708,423
[a] Buffalo Wild Wings Inc.	United States	76,800	7,538,688
[a] Charter Communications Inc., A	United States	25,700	3,182,945
[a] Chipotle Mexican Grill Inc.	United States	24,000	8,744,400
Delphi Automotive PLC	United Kingdom	139,200	7,056,048
Dick’s Sporting Goods Inc.	United States	145,700	7,293,742
[a] Discovery Communications Inc., A	United States	25,300	1,953,413
[a] Dollar General Corp.	United States	151,700	7,683,605
GNC Holdings Inc., A	United States	240,100	10,614,821
[a] HomeAway Inc.	United States	150,300	4,860,702
[a] Jarden Corp.	United States	181,700	7,949,375
[a] Liberty Media Corp., A	United States	45,500	5,767,580
[a] Lululemon Athletica Inc.	Canada	62,600	4,101,552
[a] Michael Kors Holdings Ltd.	United States	71,600	4,440,632
PetSmart Inc.	United States	72,300	4,843,377
Ralph Lauren Corp.	United States	44,100	7,661,934
Ross Stores Inc.	United States	68,100	4,413,561
The Ryland Group Inc.	United States	61,300	2,458,743
Starwood Hotels & Resorts Worldwide Inc.	United States	96,100	6,072,559
[a] Tenneco Inc.	United States	129,800	5,877,344
Tractor Supply Co.	United States	61,800	7,268,298
[a] Ulta Salon Cosmetics & Fragrance Inc.	United States	45,800	4,587,328
[a] Under Armour Inc., A	United States	100,288	5,988,196
Wolverine World Wide Inc.	United States	253,000	13,816,330
Wynn Resorts Ltd.	United States	40,300	5,158,400

			164,509,937

Consumer Staples 4.8%
[a,c] Boston Beer Inc., A	United States	37,000	6,313,680
Mead Johnson Nutrition Co., A	United States	111,000	8,794,530
[a] Monster Beverage Corp.	United States	68,400	4,156,668
[a] TreeHouse Foods Inc.	United States	85,900	5,629,886
Whole Foods Market Inc.	United States	159,000	8,185,320

			33,080,084

Energy 5.3%
Cabot Oil & Gas Corp., A	United States	39,600	2,812,392
[a] Cameron International Corp.	United States	85,800	5,247,528
[a] Cobalt International Energy Inc.	United States	126,200	3,353,134
[a] FMC Technologies Inc.	United States	88,500	4,927,680
[a] McDermott International Inc.	United States	235,000	1,922,300
Oceaneering International Inc.	United States	59,700	4,310,340
Range Resources Corp.	United States	21,200	1,639,184
SM Energy Co.	United States	60,800	3,646,784
[a] Southwestern Energy Co.	United States	94,700	3,459,391
[a] Superior Energy Services Inc.	United States	191,300	4,962,322

			36,281,055

Financials 6.4%
[a] Affiliated Managers Group Inc.	United States	80,800	13,246,352

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Financials (continued)
[c] Digital Realty Trust Inc.	United States	40,700	$2,482,700
[a] IntercontinentalExchange Inc.	United States	51,908	9,227,166
Jones Lang LaSalle Inc.	United States	35,300	3,217,242
Lazard Ltd., A	United States	168,100	5,404,415
[a] Signature Bank/New York NY	United States	88,300	7,330,666
T. Rowe Price Group Inc.	United States	42,000	3,072,300

			43,980,841

Health Care 15.6%
[a] Actavis Inc.	United States	89,500	11,296,690
Agilent Technologies Inc.	United States	108,800	4,652,288
[a] Alexion Pharmaceuticals Inc.	United States	42,900	3,957,096
[a,c] Amarin Corp. PLC, ADR	United Kingdom	188,600	1,093,880
[a] ARIAD Pharmaceuticals Inc.	United States	171,500	2,999,535
[a] BioMarin Pharmaceutical Inc.	United States	37,400	2,086,546
[a] CareFusion Corp.	United States	102,100	3,762,385
[a] Catamaran Corp.	Canada	104,000	5,066,880
[a] Celldex Therapeutics Inc.	United States	291,600	4,551,876
[a] Cerner Corp.	United States	72,900	7,028,289
The Cooper Cos. Inc.	United States	40,700	4,845,335
[a] DaVita HealthCare Partners Inc.	United States	51,700	6,245,360
[a] Edwards Lifesciences Corp.	United States	38,100	2,560,320
[a] HeartWare International Inc.	United States	33,406	3,177,245
[a] HMS Holdings Corp.	United States	42,900	999,570
[a] Hologic Inc.	United States	85,800	1,655,940
[a] Illumina Inc.	United States	45,700	3,420,188
[a] Jazz Pharmaceuticals PLC	United States	27,520	1,891,450
[a] Laboratory Corp. of America Holdings	United States	85,800	8,588,580
[a] Medivation Inc.	United States	63,800	3,138,960
[a] Mettler-Toledo International Inc.	United States	32,200	6,478,640
[a] Onyx Pharmaceuticals Inc.	United States	17,100	2,268,486
St. Jude Medical Inc.	United States	80,900	3,691,467
[a,c] Stereotaxis Inc.	United States	53,040	82,742
[a,b] Stereotaxis Inc., 144A	United States	122,843	191,635
[a,d] Stereotaxis Inc., wts., 144A, 5/07/18	United States	122,843	108,323
[a] Vertex Pharmaceuticals Inc.	United States	65,900	5,263,433
[a] Waters Corp.	United States	61,400	6,143,070

			107,246,209

Industrials 19.8%
[a] The Advisory Board Co.	United States	34,300	1,874,495
Allegiant Travel Co.	United States	64,800	6,868,152
AMETEK Inc.	United States	285,100	12,059,730
[a] B/E Aerospace Inc.	United States	85,800	5,412,264
[a] Colfax Corp.	United States	101,600	5,294,376
[a] Delta Air Lines Inc.	United States	318,400	5,957,264
[a] DigitalGlobe Inc.	United States	184,000	5,705,840
Fastenal Co.	United States	140,600	6,446,510
Flowserve Corp.	United States	89,100	4,812,291
[a] Genesee & Wyoming Inc.	United States	61,400	5,209,176
[a] Hertz Global Holdings Inc.	United States	68,500	1,698,800
[a] Hexcel Corp.	United States	144,800	4,930,440
Hubbell Inc., B	United States	29,600	2,930,400

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials (continued)
[a] IHS Inc., A	United States	49,400	$5,156,372
Interface Inc.	United States	95,800	1,625,726
J.B. Hunt Transport Services Inc.	United States	68,400	4,941,216
Kansas City Southern	United States	47,100	4,990,716
The Manitowoc Co. Inc.	United States	283,400	5,075,694
Nielsen Holdings NV	United States	60,000	2,015,400
Pall Corp.	United States	76,900	5,108,467
Robert Half International Inc.	United States	161,400	5,363,322
Rockwell Automation Inc.	United States	53,100	4,414,734
Roper Industries Inc.	United States	91,870	11,412,091
Triumph Group Inc.	United States	64,200	5,081,430
[a] United Rentals Inc.	United States	102,300	5,105,793
[a] Verisk Analytics Inc., A	United States	55,500	3,313,350
W.W. Grainger Inc.	United States	13,700	3,454,866

			136,258,915

Information Technology 17.5%
[a] Alliance Data Systems Corp.	United States	38,300	6,933,449
[a] ANSYS Inc.	United States	111,800	8,172,580
Avago Technologies Ltd.	Singapore	213,900	7,995,582
[a] Bottomline Technologies Inc.	United States	121,900	3,082,851
[a] BroadSoft Inc.	United States	150,100	4,142,760
[a] Electronic Arts Inc.	United States	167,700	3,852,069
[a] Equinix Inc.	United States	11,000	2,031,920
[a] FleetCor Technologies Inc.	United States	79,000	6,422,700
[a] Hittite Microwave Corp.	United States	123,200	7,145,600
[a] LinkedIn Corp., A	United States	34,200	6,097,860
National Instruments Corp.	United States	78,300	2,187,702
[a] NetSuite Inc.	United States	44,600	4,091,604
[a] Nortel Networks Corp.	Canada	4	—
[a] Nuance Communications Inc.	United States	408,300	7,504,554
[a] NXP Semiconductors NV	Netherlands	201,600	6,245,568
[a,c] Pandora Media Inc.	United States	150,000	2,760,000
RDA Microelectronics Inc., ADR	China	90,000	997,200
[a] Red Hat Inc.	United States	60,800	2,907,456
[a] Semtech Corp.	United States	102,500	3,590,575
[a] Silicon Laboratories Inc.	United States	144,000	5,963,040
[a,c] Stratasys Ltd.	United States	26,804	2,244,567
[a] Trimble Navigation Ltd.	United States	352,900	9,178,929
[a] VeriSign Inc.	United States	27,600	1,232,616
[a] ViaSat Inc.	United States	75,300	5,380,938
[a] Workday Inc.	United States	6,100	390,949
Xilinx Inc.	United States	240,900	9,542,049

			120,095,118

Materials 2.4%
Airgas Inc.	United States	48,500	4,629,810
Celanese Corp., A	United States	103,700	4,645,760
Cytec Industries Inc.	United States	50,000	3,662,500
H.B. Fuller Co.	United States	85,713	3,240,809

			16,178,879

FSC-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Telecommunication Services 1.5%
[a] SBA Communications Corp.	United States	138,400	$10,258,208

Utilities 1.0%
[a] Calpine Corp.	United States	333,700	7,084,451

Total Common Stocks and Other Equity Interests (Cost $426,703,131)			674,973,697

Short Term Investments 3.0%
Money Market Funds (Cost $12,583,832) 1.8%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	United States	12,583,832	12,583,832

[f]Investments from Cash Collateral Received for Loaned Securities (Cost $8,431,630) 1.2%
Money Market Funds 1.2%
[g] BNY Mellon Overnight Government Fund, 0.074%	United States	8,431,630	8,431,630

Total Investments (Cost $447,718,593) 101.2%			695,989,159
Other Assets, less Liabilities (1.2)%			(8,219,071)

Net Assets 100.0%			$687,770,088

See Abbreviations on page FSC-26.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $900,058, representing 0.13% of net assets.

cA portion or all of the security is on loan at June 30, 2013. See Note 1(c).

dSee Note 8 regarding restricted securities.

eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

fSee Note 1(c) regarding securities on loan.

gThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$435,134,761
Cost - Sweep Money Fund (Note 7)	12,583,832

Total cost of investments	$447,718,593

Value - Unaffiliated issuers	$683,405,327
Value - Sweep Money Fund (Note 7)	12,583,832

Total value of investments (includes securities loaned in the amount of $8,291,175)	695,989,159
Receivables:
Investment securities sold	2,705,244
Capital shares sold	219,592
Dividends and interest	144,407
Other assets	212

Total assets	699,058,614

Liabilities:
Payables:
Investment securities purchased	746,649
Capital shares redeemed	1,110,494
Affiliates	707,369
Payable upon return of securities loaned	8,431,630
Accrued expenses and other liabilities	292,384

Total liabilities	11,288,526

Net assets, at value	$687,770,088

Net assets consist of:
Paid-in capital	$360,709,472
Undistributed net investment income (loss)	(2,662,450)
Net unrealized appreciation (depreciation)	248,270,566
Accumulated net realized gain (loss)	81,452,500

Net assets, at value	$687,770,088

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Class 1:
Net assets, at value	$83,406,995

Shares outstanding	3,538,940

Net asset value and maximum offering price per share	$23.57

Class 2:
Net assets, at value	$591,138,555

Shares outstanding	26,179,724

Net asset value and maximum offering price per share	$22.58

Class 4:
Net assets, at value	$13,224,538

Shares outstanding	573,554

Net asset value and maximum offering price per share	$23.06

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends	$1,258,932
Income from securities loaned	45,936

Total investment income	1,304,868

Expenses:
Management fees (Note 3a)	2,274,780
Administrative fees (Note 3b)	656,155
Distribution fees: (Note 3c)
Class 2	842,894
Class 4	22,348
Unaffiliated transfer agent fees	699
Custodian fees (Note 4)	5,819
Reports to shareholders	122,957
Professional fees	25,451
Trustees’ fees and expenses	1,684
Other	15,356

Total expenses	3,968,143

Net investment income (loss)	(2,663,275)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	84,106,516
Foreign currency transactions	11,913

Net realized gain (loss)	84,118,429

Net change in unrealized appreciation (depreciation) on investments	30,700,497

Net realized and unrealized gain (loss)	114,818,926

Net increase (decrease) in net assets resulting from operations	$112,155,651

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,663,275)	$(2,100,633)
Net realized gain (loss) from investments and foreign currency transactions	84,118,429	45,009,702
Net change in unrealized appreciation (depreciation) on investments	30,700,497	40,911,343

Net increase (decrease) in net assets resulting from operations	112,155,651	83,820,412

Distributions to shareholders from:
Net realized gains:
Class 1	(5,305,025)	(5,398,642)
Class 2	(39,304,696)	(51,973,132)
Class 4	(836,392)	(1,174,175)

Total distributions to shareholders	(45,446,113)	(58,545,949)

Capital share transactions: (Note 2)
Class 1	1,496,972	(3,317,419)
Class 2	(138,912,430)	(69,375,316)
Class 4	306,279	(546,347)

Total capital share transactions	(137,109,179)	(73,239,082)

Net increase (decrease) in net assets	(70,399,641)	(47,964,619)
Net assets:
Beginning of period	758,169,729	806,134,348

End of period	$687,770,088	$758,169,729

Undistributed net investment income (loss) included in net assets:
End of period	$(2,662,450)	$825

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 46.18% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At June 30, 2013, a market event occurred resulting in a portion of the securities being valued using fair value procedures.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	77,155	$1,843,912	113,036	$2,509,688
Shares issued in reinvestment of distributions	224,030	5,305,025	261,943	5,398,642
Shares redeemed	(235,699)	(5,651,965)	(505,605)	(11,225,749)

Net increase (decrease)	65,486	$1,496,972	(130,626)	$(3,317,419)

Class 2 Shares:
Shares sold	675,902	$15,602,197	2,025,093	$43,908,851
Shares issued in reinvestment of distributions	1,732,248	39,304,696	2,618,294	51,973,132
Shares redeemed	(8,081,161)	(193,819,323)	(7,781,173)	(165,257,299)

Net increase (decrease)	(5,673,011)	$(138,912,430)	(3,137,786)	$(69,375,316)

Class 4 Shares:
Shares sold	63,578	$1,475,878	217,367	$4,998,926
Shares issued on reinvestment of distributions	36,098	836,392	57,955	1,174,175
Shares redeemed	(85,153)	(2,005,991)	(322,353)	(6,719,448)

Net increase (decrease)	14,523	$306,279	(47,031)	$(546,347)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

FSC-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

FSC-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

5. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$448,279,274

Unrealized appreciation	$255,616,419
Unrealized depreciation	(7,906,534)

Net unrealized appreciation (depreciation)	$247,709,885

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $182,855,132 and $370,549,574, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Warrants	Issuer	Acquisition Date	Cost	Value
122,843	[a]Stereotaxis Inc., wts., 144A, 5/07/18 (Value is 0.02% of Net Assets)	5/07/12	$153,554	$108,323

[a]	The Fund also invests in unrestricted securities of the issuer, valued at $274,377 as of June 30, 2013.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

FSC-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:
Health Care	$104,869,400	$2,268,486	$108,323	$107,246,209
All Other Equity Investments[a]	567,727,488	—	—	567,727,488
Short Term Investments	12,583,832	8,431,630	—	21,015,462

Total Investments in Securities	$685,180,720	$10,700,116	$108,323	$695,989,159

aFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

FSC-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

This semiannual report for Franklin Strategic Income Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Strategic Income Securities Fund – Class 1 had a -0.08% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Strategic Income Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, had a -2.44% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, had a -1.21% return.2

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew slowly during the six months ended June 30, 2013. Lackluster consumer spending and declines in exports and commercial real estate hindered first-quarter growth. Large cuts in federal and local government spending, volatile energy prices, business disruptions caused by Superstorm Sandy and the continuing effects of extreme weather conditions on farm production also hurt the economy during the period. However, generally positive labor market, manufacturing, and home sales and construction trends suggested the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts that took effect in 2013 contributed to fluctuations in consumer and business confidence.

The global economic recovery was mixed during the first half of 2013. Emerging markets continued to lead the recovery, although they showed signs of slowing. Growth in the U.S. and eurozone continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world

1. Source: © 2013 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

In December 2012, the U.S. Federal Reserve Board (Fed) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The Fed also agreed to continue purchases of mortgage-backed securities and long-term Treasuries at a monthly pace of $85 billion until conditions improve. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures. On January 1, 2013, Congress agreed to a budget bill that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the “sequester.” The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year. Near period-end, the Fed stated it could begin slowing its monthly quantitative easing purchases in 2013 if economic conditions improved and terminate the program in mid-2014 if the unemployment rate fell to 7%.

Anticipating an interest rate rise, many investors abruptly sold their fixed income instruments, and the 10-year U.S. Treasury yield rose to 2.52% at period-end from 1.78% on December 31, 2012. Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

FSI-3

Manager’s Discussion

A more supportive global economic backdrop and the easing of certain market-perceived risks broadly supported financial markets during the six-month review period. Although economic and political headlines challenged financial markets during the first half of 2013, underlying trends of optimism rose during the period, particularly in the first quarter. The optimism seemed to arise from a combination of easy money programs from U.S., eurozone and Japanese central banks, and the stabilization of many global economic indicators. However, comments from the U.S. Fed chairman in the second quarter regarding the potential tapering of the central bank’s quantitative easing program later in 2013 led financial volatility to climb. U.S. long-term interest rates moved higher following the chairman’s comments; the 10-year Treasury rate rose from 1.78% at the start of the year to a peak of 2.60% before ending the period at 2.52%. The rise in rates led to increased outflows from certain fixed income-related investment vehicles, which in turn pressured the fixed income market’s spread and currency sectors.

During the period, the Fund had a slightly negative total return, although the Fund performed better than the Barclays U.S. Aggregate Index and the Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average. The Fund’s overweighted exposure to non-investment-grade corporate credit sectors positively impacted performance compared to the longer duration, more rate-sensitive Barclays U.S. Aggregate Index. Compared to the Lipper average, the Fund’s higher exposure to the floating rate loan market boosted returns.

In the corporate credit market, defaults rates remained below longer term averages and balance sheets remained broadly supportive. Even with increasing signs of shareholder-friendly activity, such as stock buybacks, dividend increases and mergers and acquisitions, companies appeared to remain primarily focused on maintaining adequate liquidity. Similarly, although the use of proceeds from new corporate issues started to shift, the primary use for new-issue proceeds remained refinancing of existing debt at a lower cost. Corporate profit margins and earnings growth slowed during the period; however, many companies’ abilities to maintain cost discipline in the face of relatively muted top-line revenue growth allowed profit margins to hold at historically high levels. Overall, corporate bond yield spreads over Treasuries narrowed during the first four months of 2013, and then widened as financial market volatility rose near period-end. Given their lower sensitivity to longer term rate moves as well as still healthy demand for the asset class,

FSI-4

leveraged loans delivered the strongest performance during the period, followed by high yield corporate bonds. Given their longer maturity and duration profiles, investment-grade corporates underperformed the broader corporate credit market. Although we added to the Fund’s loan positions earlier in the year, their outperformance led us to pare the Fund’s corporate loan exposure toward period-end, and we added to certain high yield and investment-grade corporate bond positions (including through the use of certain derivative instruments).

Concerns regarding a potential slowdown of Chinese economic growth and investment demand contributed to weakness in global non-U.S. dollar positions during the period. In particular, the rise in U.S. rates during the second quarter strengthened the U.S. dollar, placing pressure on Fund non-U.S. dollar holdings, including securities denominated in the South Korean won, Australian dollar, Philippine peso and Indian rupee. Also weighing on Fund performance were positions in the Polish zloty and the Uruguayan peso. On the other hand, weakness in the Japanese yen, exacerbated by Japan’s announcement of a major quantitative easing program, benefited the Fund, given our short position in the yen, achieved through forward currency contracts. In the U.S. dollar hard currency emerging market sector, absolute yield and spread valuations remained on the tighter end of their historical range. However, similar to the corporate credit sectors, prices declined toward period-end following the rise in U.S. rates. Although the Fund held a relatively small weighting in hard currency emerging market sovereign debt, we added exposure following these price declines.

Given the rise in intermediate and longer term U.S. interest rates, the more rate-sensitive U.S. fixed income sectors, including Treasuries, agencies and mortgage-backed securities, generated negative total returns during the period. The Fund maintained a lower exposure to these sectors, considering historically low U.S. rates, preferring higher income opportunities in the corporate, global and securitized markets. The Fund added to its commercial mortgage-backed securities exposure during the period (including through the use of certain derivative instruments), given improving delinquency rates and still attractive spread valuations for certain of these securities.

For municipal holdings, the Fund continued to realize gains by selling certain longer maturity municipal bonds, while gaining diversified floating rate exposure to a basket of municipal issuers through a derivatives index instrument.

FSI-5

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$999.20	$2.92
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$2.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FSI-8

SUPPLEMENT DATED JUNE 28, 2013

TO THE PROSPECTUS

DATED MAY 1, 2013

OF

FRANKLIN STRATEGIC INCOME SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  The fourth paragraph of the “Fund Summary – Principal Investment Strategies” section beginning on page FSI-SI is amended as follows:

For purposes of pursuing its investment goals, the Fund may enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, and currency and currency index futures contracts. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate and credit default swaps and bond/interest rate futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

II.  The eighth paragraph of the “Fund Details – Principal Investment Policies and Practices” section on page FSI-D2 is amended as follows:

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related derivative transactions, including currency and cross currency forwards, currency swaps and currency and currency index futures contracts. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate and credit default swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related derivative strategies for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors.

III.  The thirteenth paragraph of the “Fund Details – Principal Investment Policies and Practices” section on page FSI-D3 is amended as follows:

Swap agreements, such as interest rate, currency, and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the

FSI-9

swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

IV.  The following paragraph has been added the “Fund Details – Principal Investment Policies and Practices” section beginning on page FSI-D3 after the thirteenth paragraph:

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

V.  The “Fund Details – Principal Risks – Derivative Instruments” section beginning on page FSI-D7 is amended as follows:

The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying

FSI-10

investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all. Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to over-the-counter (OTC) derivatives) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Please keep this supplement for future reference.

FSI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.17	$12.55	$12.99	$12.28	$10.58	$12.78

Income from investment operations[a]:
Net investment income[b]	0.29	0.65	0.69	0.72	0.70	0.69
Net realized and unrealized gains (losses)	(0.29)	0.92	(0.32)	0.61	1.95	(1.99)

Total from investment operations	—	1.57	0.37	1.33	2.65	(1.30)

Less distributions from:
Net investment income and net of foreign currency gains	(0.80)	(0.93)	(0.81)	(0.62)	(0.95)	(0.87)
Net realized gains	(0.17)	(0.02)	—	—	—	(0.03)

Total distributions	(0.97)	(0.95)	(0.81)	(0.62)	(0.95)	(0.90)

Net asset value, end of period	$12.20	$13.17	$12.55	$12.99	$12.28	$10.58

Total return[c]	(0.08)%	13.12%	2.78%	11.21%	26.11%	(11.03)%
Ratios to average net assets[d]
Expenses	0.59% [e]	0.58%	0.60% [e]	0.59% [e]	0.58% [e]	0.61% [e]
Net investment income	4.47%	5.04%	5.36%	5.71%	6.13%	5.83%

Supplemental data
Net assets, end of period (000’s)	$863,210	$1,019,537	$1,043,690	$1,195,149	$1,173,313	$903,358
Portfolio turnover rate	25.69%	49.98%	55.65%	56.46%	56.19%	47.68%
Portfolio turnover rate excluding mortgage dollar rolls[f]	24.73%	48.75%	55.65%	56.46%	56.19%	47.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.84	$12.27	$12.72	$12.05	$10.41	$12.60

Income from investment operations[a]:
Net investment income[b]	0.27	0.60	0.64	0.68	0.66	0.65
Net realized and unrealized gains (losses)	(0.28)	0.89	(0.30)	0.59	1.91	(1.96)

Total from investment operations	(0.01)	1.49	0.34	1.27	2.57	(1.31)

Less distributions from:
Net investment income and net of foreign currency gains	(0.78)	(0.90)	(0.79)	(0.60)	(0.93)	(0.85)
Net realized gains	(0.17)	(0.02)	—	—	—	(0.03)

Total distributions	(0.95)	(0.92)	(0.79)	(0.60)	(0.93)	(0.88)

Net asset value, end of period	$11.88	$12.84	$12.27	$12.72	$12.05	$10.41

Total return[c]	(0.21)%	12.75%	2.57%	10.91%	25.75%	(11.24)%
Ratios to average net assets[d]
Expenses	0.84% [e]	0.83%	0.85% [e]	0.84% [e]	0.83% [e]	0.86% [e]
Net investment income	4.22%	4.79%	5.11%	5.46%	5.88%	5.58%

Supplemental data
Net assets, end of period (000’s)	$170,025	$158,451	$123,749	$101,347	$68,240	$33,155
Portfolio turnover rate	25.69%	49.98%	55.65%	56.46%	56.19%	47.68%
Portfolio turnover rate excluding mortgage dollar rolls[f]	24.73%	48.75%	55.65%	56.46%	56.19%	47.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-13

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.04	$12.44	$12.88	$12.20	$10.54	$12.84

Income from investment operations[b]:
Net investment income[c]	0.27	0.60	0.64	0.67	0.66	0.53
Net realized and unrealized gains (losses)	(0.29)	0.91	(0.31)	0.60	1.94	(1.93)

Total from investment operations	(0.02)	1.51	0.33	1.27	2.60	(1.40)

Less distributions from:
Net investment income and net of foreign currency gains	(0.76)	(0.89)	(0.77)	(0.59)	(0.94)	(0.87)
Net realized gains	(0.17)	(0.02)	—	—	—	(0.03)

Total distributions	(0.93)	(0.91)	(0.77)	(0.59)	(0.94)	(0.90)

Net asset value, end of period	$12.09	$13.04	$12.44	$12.88	$12.20	$10.54

Total return[d]	(0.30)%	12.67%	2.46%	10.88%	25.52%	(11.69)%
Ratios to average net assets[e]
Expenses	0.94% [f]	0.93%	0.95% [f]	0.94% [f]	0.93% [f]	0.96% [f]
Net investment income	4.12%	4.69%	5.01%	5.36%	5.78%	5.48%

Supplemental data
Net assets, end of period (000’s)	$171,822	$196,479	$188,786	$188,178	$162,074	$59,766
Portfolio turnover rate	25.69%	49.98%	55.65%	56.46%	56.19%	47.68%
Portfolio turnover rate excluding mortgage dollar rolls[g]	24.73%	48.75%	55.65%	56.46%	56.19%	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Strategic Income Securities Fund	Country	Shares		Value
Common Stocks and Other Equity Interests 0.4%
Consumer Durables & Apparel 0.0%
[a,b] Comfort Co. Inc., Escrow Account	United States	13,427		$—

Consumer Services 0.2%
[a,c,d] Turtle Bay Resort	United States	1,901,449		1,730,318

Materials 0.1%
[a,b] NewPage Corp., Litigation Trust	United States	2,500,000		—
[a] NewPage Holdings Inc.	United States	10,000		875,000

				875,000

Media 0.1%
[a] MGM Holdings Inc., A	United States	25,789		1,295,897

Transportation 0.0%†
[a,e] CEVA Holdings LLC	United Kingdom	224		201,852

Total Common Stocks and Other Equity Interests (Cost $5,371,765)				4,103,067

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a,e] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		7,200
[a,e] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486		436,959

Total Convertible Preferred Stocks (Cost $731,856)				444,159

Preferred Stocks (Cost $865,000) 0.1%
Diversified Financials 0.1%
GMAC Capital Trust I, 8.125%, pfd.	United States	34,600		901,330

		Principal Amount*
Corporate Bonds 35.7%
Automobiles & Components 0.7%
[f] Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	1,400,000	EUR	1,838,255
Ford Motor Credit Co. LLC, senior note,
6.625%, 8/15/17	United States	500,000		566,241
5.00%, 5/15/18	United States	1,000,000		1,068,540
8.125%, 1/15/20	United States	1,200,000		1,449,427
5.75%, 2/01/21	United States	600,000		650,957
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000		2,246,750

				7,820,170

Banks 1.5%
[f] Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	4,000,000		3,920,000
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,600,000		1,646,000
5.00%, 8/15/22	United States	2,500,000		2,492,370
[f] 144A, 6.625%, 4/01/18	United States	500,000		542,500
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	3,500,000		3,670,510
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000		1,168,907
Regions Financial Corp., senior note,
7.75%, 11/10/14	United States	705,000		762,057
5.75%, 6/15/15	United States	300,000		323,776
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		954,375
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,300,000	EUR	3,139,742

				18,620,237

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Capital Goods 0.9%
[f] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,000,000		$2,829,375
[f] KM Germany Holdings GmbH, secured note, 144A, 8.75%, 12/15/20	Germany	1,500,000	EUR	2,017,151
[f] Loxam SAS, senior sub. note, 144A, 7.375%, 1/24/20	France	1,000,000	EUR	1,295,955
Meritor Inc., senior note, 10.625%, 3/15/18	United States	2,500,000		2,718,750
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	2,300,000		2,271,250

				11,132,481

Commercial & Professional Services 0.2%
[f] Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%, 10/15/18	United Kingdom	2,500,000		2,500,000

Consumer Durables & Apparel 0.5%
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,900,000		2,071,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	1,500,000		1,608,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,800,000		2,597,000

				6,276,750

Consumer Services 1.1%
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,500,000		2,712,500
[f,g] Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	2,500,000		1,575
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	4,000,000		4,175,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	3,500,000		3,749,375
6.75%, 10/01/20	United States	200,000		207,500
6.625%, 12/15/21	United States	500,000		516,250
[f] Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,500,000		1,488,750

				12,850,950

Diversified Financials 4.2%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	2,600,000		3,006,250
Bank of America Corp.,
[h] pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	3,500,000		3,955,000
senior note, 5.65%, 5/01/18	United States	1,500,000		1,667,657
Citigroup Inc.,
senior note, 6.125%, 11/21/17	United States	1,500,000		1,705,930
senior note, 5.375%, 8/09/20	United States	2,000,000		2,213,912
sub. note, 4.05%, 7/30/22	United States	300,000		288,711
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	4,000,000		3,711,800
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000		1,428,000
General Electric Capital Corp.,
senior note, A, 8.50%, 4/06/18	United States	29,000,000	MXN	2,509,419
sub. note, 5.30%, 2/11/21	United States	1,000,000		1,098,187
[f] General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	United States	900,000		877,500
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	900,000		1,023,750
The Goldman Sachs Group Inc., senior note, 2.375%, 1/22/18	United States	3,000,000		2,947,599
[f] International Lease Finance Corp., senior secured note, 144A, 6.75%, 9/01/16	United States	2,000,000		2,170,000
JPMorgan Chase & Co.,
6.00%, 1/15/18	United States	1,500,000		1,712,890
senior note, 4.25%, 10/15/20	United States	2,500,000		2,601,447
senior note, 3.25%, 9/23/22	United States	2,000,000		1,901,424
sub. note, 3.375%, 5/01/23	United States	1,000,000		932,504
[f] KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	3,500,000		3,982,209
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	2,000,000		2,259,718

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	2,000,000	$2,145,030
5.50%, 7/24/20	United States	1,500,000	1,616,993
5.50%, 7/28/21	United States	800,000	855,243
[f] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	600,000	624,000
5.875%, 3/15/22	United States	1,400,000	1,435,000
[f] Nuveen Investments Inc., senior note, 144A,
9.125%, 10/15/17	United States	200,000	201,500
9.50%, 10/15/20	United States	1,800,000	1,800,000
SLM Corp., senior note, 8.45%, 6/15/18	United States	100,000	111,500

			50,783,173

Energy 7.4%
Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%, 7/15/22	United States	600,000	610,500
Apache Corp., senior bond, 2.625%, 1/15/23	United States	4,000,000	3,693,512
CGG, senior note,
7.75%, 5/15/17	France	1,000,000	1,020,000
6.50%, 6/01/21	France	2,000,000	2,030,000
CHC Helicopter SA,
[f] senior note, 144A, 9.375%, 6/01/21	Canada	400,000	398,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	3,000,000	3,080,625
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	3,000,000	3,240,000
6.125%, 2/15/21	United States	1,500,000	1,582,500
5.75%, 3/15/23	United States	800,000	812,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	1,000,000	1,057,500
8.25%, 4/01/20	United States	1,500,000	1,578,750
6.375%, 3/01/21	United States	200,000	200,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	2,500,000	2,662,500
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,500,000	1,606,020
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,600,000	3,951,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,500,000	1,589,301
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	2,500,000	2,756,250
Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	1,800,000	2,020,500
[f] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	3,113,000	3,284,215
[f,i] Gaz Capital SA (OJSC Gazprom), loan participation,
senior bond, 144A, 6.51%, 3/07/22	Russia	500,000	531,250
senior note, 144A, 5.092%, 11/29/15	Russia	3,000,000	3,172,245
senior note, 144A, 3.85%, 2/06/20	Russia	500,000	478,430
Halcon Resources Corp., senior note, 8.875%, 5/15/21	United States	2,000,000	1,950,000
[f] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	3,000,000	3,163,659
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	3,000,000	3,165,000
7.75%, 2/01/21	United States	1,400,000	1,410,500
[f] LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	4,500,000	4,189,208
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
8.875%, 4/01/18	United States	1,754,000	1,854,855
[f] 144A, 7.25%, 2/15/21	United States	600,000	604,500
[f] Midstates Petroleum Co. Inc. /LLC, senior note, 144A, 9.25%, 6/01/21	United States	900,000	847,125

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Offshore Group Investment Ltd.,
[f] first lien, 144A, 7.125%, 4/01/23	United States	700,000		$691,250
senior secured note, first lien, 7.50%, 11/01/19	United States	2,200,000		2,301,750
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,400,000		2,526,000
Peabody Energy Corp., senior note,
6.00%, 11/15/18	United States	700,000		704,375
6.50%, 9/15/20	United States	2,500,000		2,518,750
6.25%, 11/15/21	United States	1,500,000		1,455,000
[f] Penn Virginia Corp., senior note, 144A, 8.50%, 5/01/20	United States	1,500,000		1,458,750
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	1,800,000		1,908,000
[f] 144A, 6.50%, 5/15/21	United States	400,000		386,000
Plains Exploration & Production Co., senior note,
6.125%, 6/15/19	United States	600,000		636,646
6.875%, 2/15/23	United States	1,000,000		1,071,020
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	2,000,000		2,065,000
Quicksilver Resources Inc.,
[f,j] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,800,000		1,629,000
senior note, 9.125%, 8/15/19	United States	500,000		427,500
[f] Sabine Pass Liquefaction LLC,
144A, 5.625%, 4/15/23	United States	900,000		852,750
secured note, 144A, 5.625%, 2/01/21	United States	2,300,000		2,236,750
[f] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,500,000		3,705,625
[f] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,400,000		1,386,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,800,000		2,905,000

				89,405,111

Food & Staples Retailing 0.7%
[f] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	3,500,000		3,430,052
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	1,300,000		1,446,250
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	3,500,000		3,435,824

				8,312,126

Food, Beverage & Tobacco 1.1%
[f] Barry Callebaut Services SA, senior note, 144A, 5.50%, 6/15/23	Belgium	700,000		713,125
[f] Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	2,000,000	EUR	2,834,343
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	700,000		662,375
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	3,500,000		3,613,750
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	United States	1,000,000		1,057,500
[f] 144A, 8.25%, 2/01/20	United States	1,700,000		1,789,250
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	3,000,000		2,974,800

				13,645,143

Health Care Equipment & Services 1.2%
[f] Alere Inc., senior sub. note, 144A, 6.50%, 6/15/20	United States	800,000		779,000
[f] Cegedim SA, senior note, 144A, 6.75%, 4/01/20	France	1,400,000	EUR	1,766,502
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	2,100,000		2,244,375
senior secured note, 5.125%, 8/15/18	United States	1,100,000		1,119,250
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	1,500,000		1,503,750
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,300,000		1,387,750

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	2,000,000		$2,220,000
senior note, 5.875%, 5/01/23	United States	500,000		501,250
senior secured bond, 7.25%, 9/15/20	United States	300,000		322,875
senior secured note, 5.875%, 3/15/22	United States	1,400,000		1,440,250
Hologic Inc., senior note, 6.25%, 8/01/20	United States	900,000		937,687

				14,222,689

Household & Personal Products 0.1%
Avon Products Inc., senior bond, 5.00%, 3/15/23	United States	800,000		796,252

Insurance 0.6%
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	3,500,000		3,600,625
[f]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	3,000,000		3,282,735

				6,883,360

Materials 4.2%
ArcelorMittal, senior note,
6.00%, 3/01/21	Luxembourg	4,000,000		3,989,780
6.75%, 2/25/22	Luxembourg	900,000		924,804
[f] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	900,000		960,750
[f] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
secured note, 144A, 4.875%, 11/15/22	Luxembourg	200,000		186,500
senior note, 144A, 7.00%, 11/15/20	Luxembourg	600,000		580,125
senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	600,000		642,750
[f] Ashland Inc., senior note, 144A, 4.75%, 8/15/22	United States	2,200,000		2,183,500
[f] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000		1,385,625
[f] Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	500,000		487,187
senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000		3,692,500
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	1,400,000		1,347,500
[f] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	700,000		704,770
6.00%, 4/01/17	Australia	500,000		488,750
6.875%, 2/01/18	Australia	2,500,000		2,478,125
[f] Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	United States	1,000,000		893,122
[f] Ineos Finance PLC, senior secured note, 144A,
8.375%, 2/15/19	United Kingdom	200,000		218,000
7.50%, 5/01/20	United Kingdom	300,000		320,250
[f] Ineos Group Holdings SA,
secured note, second lien, 144A, 7.875%, 2/15/16	Switzerland	1,010,485	EUR	1,321,270
senior note, 144A, 6.50%, 8/15/18	Switzerland	700,000	EUR	873,620
[f] Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	3,500,000		3,596,250
[f] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	2,800,000	EUR	3,828,072
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	1,500,000		1,597,500
8.75%, 12/15/20	Canada	1,600,000		1,724,000
[f] Orion Engineered Carbons Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	2,250,000	EUR	3,217,923
[f,k] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	200,000		201,000
Reynolds Group Issuer Inc./LLC/SA, first lien, 5.75%, 10/15/20	United States	900,000		909,000
senior note, 8.50%, 5/15/18	United States	2,500,000		2,587,500
senior note, 8.25%, 2/15/21	United States	600,000		596,250
senior secured note, 7.125%, 4/15/19	United States	1,000,000		1,061,250

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
[f] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		$1,120,000
8.375%, 9/15/21	United States	800,000		908,000
[f] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,316,294
[f] Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	4,000,000		3,877,052

				50,219,019

Media 2.7%
[f] Central European Media Enterprises Ltd., secured note, 144A, 11.625%, 9/15/16	Czech Republic	300,000	EUR	417,830
[f] CET 21 spol sro, senior secured note, 144A, 9.00%, 11/01/17	Czech Republic	300,000	EUR	428,324
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	5,000,000		4,775,000
Clear Channel Worldwide Holdings Inc.,
[f] senior note, 144A, 6.50%, 11/15/22	United States	1,000,000		1,035,000
senior sub. note, 7.625%, 3/15/20	United States	200,000		207,000
senior sub. note, 7.625%, 3/15/20	United States	1,300,000		1,352,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	1,500,000		1,698,750
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	3,000,000		3,247,500
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	4,000,000		4,350,000
6.75%, 6/01/21	United States	500,000		533,750
5.875%, 7/15/22	United States	500,000		510,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,300,000		1,443,000
[f] Nara Cable Funding Ltd., senior note, 144A, 8.875%, 12/01/18	Spain	100,000		103,750
[k] Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,500,000		1,518,750
[f,g] Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	1,000,000	EUR	338,429
Time Warner Inc.,
7.625%, 4/15/31	United States	2,000,000		2,529,714
senior bond, 3.40%, 6/15/22	United States	500,000		485,284
[f]Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH, senior secured note, 144A, 5.625%, 4/15/23	Germany	800,000	EUR	1,004,874
[f] Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	500,000		527,500
senior secured note, 144A, 7.875%, 11/01/20	United States	2,500,000		2,718,750
[f] UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	500,000	EUR	627,233
[f] UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	2,000,000	EUR	2,666,000
[f] UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000		518,750

				33,037,188

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
[f] AbbVie Inc., senior note, 144A, 2.90%, 11/06/22	United States	1,500,000		1,404,696
[f] Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	2,000,000	EUR	2,892,917
Gilead Sciences Inc., senior note,
4.50%, 4/01/21	United States	1,500,000		1,627,327
4.40%, 12/01/21	United States	1,000,000		1,075,134
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	1,500,000		1,620,000
[f] inVentiv Health Inc., senior note, 144A,
9.00%, 1/15/18	United States	600,000		628,500
10.00%, 8/15/18	United States	1,800,000		1,512,000
[f,k] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,900,000		1,995,000
[f] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,900,000		2,881,875
[f,l] VPII Escrow Corp., senior note, 144A, 7.50%, 7/15/21	United States	1,200,000		1,200,000
[f] Zoetis Inc., senior bond, 144A, 3.25%, 2/01/23	United States	2,000,000		1,902,942

				18,740,391

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Retailing 0.6%
[f] Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	2,400,000	EUR	$2,913,093
[f] Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	1,500,000	GBP	2,306,392
[f] New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	1,300,000	GBP	1,912,849

				7,132,334

Semiconductors & Semiconductor Equipment 0.3%
Freescale Semiconductor Inc.,
senior note, 8.875%, 12/15/14	United States	182,000		182,910
senior note, 8.05%, 2/01/20	United States	1,600,000		1,628,000
senior note, 10.75%, 8/01/20	United States	1,382,000		1,527,110
[f] senior secured note, 144A, 9.25%, 4/15/18	United States	500,000		541,250

				3,879,270

Software & Services 1.0%
[f] Ceridian Corp., secured note, 144A, 8.875%, 7/15/19	United States	1,000,000		1,116,250
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,100,000		2,068,500
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	300,000		318,750
[f] senior secured bond, 144A, 8.25%, 1/15/21	United States	4,500,000		4,612,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,100,000		1,144,000
West Corp., senior note, 7.875%, 1/15/19	United States	2,500,000		2,609,375

				11,869,375

Technology Hardware & Equipment 0.5%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	2,500,000		2,700,000
[f,k] CommScope Holdings Inc., senior note, 144A, PIK, 6/01/20	United States	200,000		192,000
[f] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	3,000,000		3,217,500

				6,109,500

Telecommunication Services 3.3%
CC Holdings GS V LLC / Crown Castle GS III Corp., senior secured bond, 3.849%, 4/15/23	United States	2,300,000		2,171,849
CenturyLink Inc., senior note,
6.00%, 4/01/17	United States	1,500,000		1,623,750
6.45%, 6/15/21	United States	1,000,000		1,047,500
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	3,000,000		2,895,000
Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	500,000		481,875
[f] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000		2,076,250
[f] Digicel Ltd., senior note, 144A,
8.25%, 9/01/17	Bermuda	300,000		313,500
6.00%, 4/15/21	Bermuda	800,000		768,000
[f] eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Japan	1,400,000		1,552,250
8.375%, 4/01/18	Japan	600,000	EUR	867,387
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	2,500,000		2,768,750
8.75%, 4/15/22	United States	1,000,000		1,095,000
Intelsat Jackson Holdings SA, senior note,
7.25%, 10/15/20	Luxembourg	2,000,000		2,110,000
7.50%, 4/01/21	Luxembourg	2,000,000		2,110,000
[f] 144A, 6.625%, 12/15/22	Luxembourg	1,600,000		1,560,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	500,000		535,000
[f,k] Mobile Challenger Intermediate Group SA, secured note, 144A, PIK, 8.75%, 3/15/19	Switzerland	600,000	EUR	761,465

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000		$3,382,500
6.00%, 11/15/22	United States	500,000		492,500
[f] 144A, 9.00%, 11/15/18	United States	1,500,000		1,758,750
[f] 144A, 7.00%, 3/01/20	United States	800,000		866,000
Telefonica Emisiones SAU, senior note,
5.462%, 2/16/21	Spain	2,000,000		2,063,970
4.57%, 4/27/23	Spain	2,000,000		1,918,200
[f] Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	3,000,000		3,135,000
[f,k] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	721,161	EUR	910,448

				39,264,944

Transportation 0.3%
[e] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	1,600,000		1,312,000
HDTFS Inc., 6.25%, 10/15/22	United States	700,000		734,125
Hertz Corp., senior note, 6.75%, 4/15/19	United States	2,000,000		2,125,000

				4,171,125

Utilities 1.0%
[f] Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	982,000		1,070,380
7.50%, 2/15/21	United States	1,700,000		1,823,250
[f,h] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	4,000,000		3,831,060
[f] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,700,000		1,658,562
[f] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	5,000,000		3,762,500

				12,145,752

Total Corporate Bonds (Cost $417,927,966)				429,817,340

[j,m] Senior Floating Rate Interests 17.3%
Automobiles & Components 0.3%
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	1,246,997		1,256,349
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	408,309		411,371
[l] FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	2,308,371		2,244,891

				3,912,611

Capital Goods 1.4%
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	Luxembourg	2,467,401		2,436,953
Air Distribution Technologies (Tomkins Air Distr.), Second Lien Initial Loan, 9.25%, 5/09/20	United States	737,891		761,873
Allison Transmission Inc.,
Term B-2 Loan, 3.20%, 8/07/17	United States	224,841		225,918
Term B-3 Loan, 4.25%, 8/23/19	United States	1,774,179		1,785,545
[b] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	190,406		190,406
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	2,582,186		2,590,255
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	2,701,610		2,732,003
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	2,791,626		2,809,947
TransDigm Inc.,
Term Loan C, 5.25%, 2/28/20	United States	1,400,000		1,387,166
Tranche C Term Loan, 3.75%, 2/28/20	United States	1,233,110		1,221,806

				16,141,872

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[j,m]Senior Floating Rate Interests (continued)
Commercial & Professional Services 1.0%
Altegrity Inc., Tranche D Term Loan, 7.75%, 2/21/15	United States	928,600	$921,635
ARAMARK Corp.,
Extended Synthetic L/C, 3.545%, 7/26/16	United States	143,344	143,858
Synthetic L/C-3, 3.545%, 7/26/16	United States	91,726	92,219
Term Loan B Extended, 3.776%, 7/26/16	United States	2,178,033	2,185,848
U.S. Term C Loan, 3.776%, 7/26/16	United States	1,196,190	1,202,613
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	483,330	483,330
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	4,011,624	3,999,087
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	3,101,419	3,114,988

			12,143,578

Consumer Services 1.2%
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	1,764,937	1,770,452
[l] Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16	United States	802,465	799,233
Centaur Acquisition LLC, Second Lien Term Loan, 8.75%, 2/20/20	United States	410,000	414,100
DineEquity Inc., Term B-2 Loan, 3.75%, 10/19/17	United States	1,363,884	1,367,863
Dunkin’ Brands Inc., Term B-3 Loan, 3.75%, 2/14/20	United States	1,822,407	1,821,126
[d,k] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 3/01/15	United States	5,534,372	5,174,638
Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	2,941,450	2,929,487

			14,276,899

Diversified Financials 0.6%
Asurion LLC,
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	662,016	658,430
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	3,035,511	3,014,642
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	3,947,368	3,972,039

			7,645,111

Energy 0.8%
[l] Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	4,836,225	4,819,603
[k] ATP Oil & Gas Corp.,
Additional NM Loans (DIP), PIK, 4.50% - 10.00%, 2/28/14	United States	5,694	3,416
New Money (DIP), PIK, 4.50% - 10.00%, 2/28/14	United States	40,342	24,205
Refinancing Loan (DIP), PIK, 4.50% - 10.00%, 2/28/14	United States	86,141	51,685
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	682,498	681,047
Patriot Coal Corp., DIP Term Loan, 9.25%, 10/03/13	United States	2,925,503	2,908,134
[l] Quicksilver Resources Inc., Second Lien Loans, 8.00%, 6/21/19	United States	907,929	880,691

			9,368,781

Food & Staples Retailing 0.2%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	1,058,748	1,067,130
Second Lien Term Loan, 9.50%, 10/10/17	United States	1,619,009	1,654,088

			2,721,218

Food, Beverage & Tobacco 0.9%
[l] Allflex Holidngs III Inc., 2nd Lien Term Loan, 9.25%, 6/24/21	United States	1,060,000	1,069,275
[l] CSM Bakery Supplies LLC, Second Lien Term Loan, 9.75%, 6/03/21	United States	370,000	368,150
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	8,360,854	8,344,274
Pinnacle Foods Finance LLC, Tranche G Term Loan, 3.25%, 4/29/20	United States	1,168,135	1,163,633

			10,945,332

Health Care Equipment & Services 1.9%
Ardent Medical Services Inc., Second Lien Term Loan, 11.00%, 1/02/19	United States	1,195,436	1,214,862

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[j,m]Senior Floating Rate Interests (continued)
Health Care Equipment & Services (continued)
Bausch & Lomb Inc., Parent Term Loans, 4.00%, 5/18/19	United States	2,579,772	$2,586,544
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	3,260,000	3,200,235
[l] Community Health Systems Inc., New Extended Term Loan, 3.773% - 3.776%, 1/25/17	United States	7,781,206	7,800,659
DaVita HealthCare Partners Inc.,
Tranche B Term Loan, 4.50%, 10/20/16	United States	2,646,744	2,664,096
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	3,614,051	3,627,267
HCA Inc., Tranche B-4 Term Loan, 2.945%, 5/01/18	United States	170,000	169,522
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	2,089,290	2,098,920

			23,362,105

Insurance 0.0%†
Affirmative Insurance Holdings Inc., Term Loan, 11.25%, 1/31/14	United States	240,149	158,499

Materials 2.9%
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	1,888,587	1,887,171
Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	2,813,815	2,819,594
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	2,976,799	2,947,871
Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	696,923	702,847
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	2,523,134	2,512,796
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	1,708,812	1,680,866
Macdermid Holdings LLC,
First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	650,000	648,781
[l] Second Lien Tranche B Term Loan, 7.75%, 12/07/20	United States	602,504	611,541
[l] OXEA German Luxembourg and U.S. Co-Borrowers, Second Lien Term Loan, 9.50%, 7/15/20	Luxembourg	765,404	762,763
Pact Group (USA) LLC, Term Loans, 3.75%, 5/29/20	United States	1,060,000	1,056,025
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	6,909,817	6,937,166
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	5,633,952	5,718,461
[l] Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	3,409,134	3,431,051
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	2,981,236	2,937,346

			34,654,279

Media 2.0%
Clear Channel Communications Inc., Tranche B Term Loan, 3.845%, 1/29/16	United States	2,470,125	2,265,105
CSC Holdings LLC (Cablevision), Term B Loan, 2.695%, 4/17/20	United States	3,630,253	3,598,488
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	4,867,932	4,980,503
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	1,502,230	1,519,757
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	299,222	308,198
[l] Nine Entertainment Group Pty. Ltd., Term B Loan, 3.50%, 2/05/20	Australia	2,053,235	2,048,958
UPC Financing Partnership,
Term Loan AF, 4.00%, 1/29/21	Netherlands	736,600	738,442
Term Loan AH, 3.25%, 6/30/21	Netherlands	5,315,827	5,297,556
[l] Virgin Media Investment Holdings Ltd., B Facility, 5.00%, 6/07/20	United States	2,997,301	2,973,886
[l] WMG Acquisition Corp., Tranche B Term Loan, 5.00%, 7/01/20	United States	850,000	844,157

			24,575,050

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	2,419,654	2,411,064
[l] Second Lien Initial Term Loan, LLC, 8.25%, 11/30/20	United States	2,257,150	2,247,952
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	2,069,600	2,060,175
Valeant Pharmaceuticals International Inc.,
Series C-1 Tranche B Term Loan, 3.50%, 12/11/19	Canada	2,555,359	2,540,188
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	Canada	1,072,810	1,065,994

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
[j,m] Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Valeant Pharmaceuticals International Inc. (continued)
Series E Tranche B Term Loan, 6.00%, 6/30/20	Canada	280,000		$279,875
Warner Chilcott Corp.,
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	546,928		548,227
Term B-1 Loan, 4.25%, 3/15/18	United States	1,256,337		1,259,320
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	990,020		992,371

				13,405,166

Retailing 1.4%
BJ’s Wholesale Club Inc.,
2013 Replacement Loans, 4.25%, 9/26/19	United States	6,303,222		6,296,327
Second Lien Term Loan, 9.75%, 3/26/20	United States	2,652,243		2,699,487
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	3,521,635		3,562,134
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	3,790,950		3,787,398

				16,345,346

Software & Services 0.7%
Blue Coat Systems Inc., Second Lien Term Loan, 10.75%, 6/28/20	United States	930,612		929,449
Genpact International Inc., Domestic Term B-1 Loan, 3.50%, 8/30/19	United States	588,215		593,362
[l] MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	4,632,545		4,638,335
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,872,942		1,911,571
Websense Inc., Second Lien Term Loan, 9.50%, 12/27/20	United States	280,000		278,463

				8,351,180

Technology Hardware & Equipment 0.1%
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,477,029		1,479,338

Telecommunication Services 0.4%
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	4,683,046		4,699,146

Transportation 0.4%
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.00%, 3/15/19	United States	1,278,185		1,275,389
Evergreen International Aviation Inc., First Lien Term Loan, 5.00%, 6/30/15	United States	267,893		262,535
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	847,103		826,103
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	1,287,406		1,292,636
[l] YRC Worldwide Inc., U.S. Tranche Term Loan, 8.75%, 3/21/15	United States	1,000,000		992,500

				4,649,163

Total Senior Floating Rate Interests (Cost $207,243,001)				208,834,674

Foreign Government and Agency Securities 20.8%
Government of Canada,
2.25%, 8/01/14	Canada	388,000	CAD	373,356
1.00%, 11/01/14	Canada	591,000	CAD	560,802
2.00%, 12/01/14	Canada	1,420,000	CAD	1,366,001
1.00%, 2/01/15	Canada	3,489,000	CAD	3,308,568
1.00%, 5/01/15	Canada	5,080,000	CAD	4,813,377
Government of Hungary,
5.50%, 2/12/14	Hungary	1,235,400,000	HUF	5,496,324
7.75%, 8/24/15	Hungary	4,600,000	HUF	21,573
5.50%, 2/12/16	Hungary	1,864,700,000	HUF	8,359,536
5.50%, 12/22/16	Hungary	23,030,000	HUF	103,008
6.50%, 6/24/19	Hungary	206,000,000	HUF	955,216
7.50%, 11/12/20	Hungary	312,600,000	HUF	1,517,032

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Hungary (continued)
5.375%, 2/21/23	Hungary	1,020,000		$983,127
A, 8.00%, 2/12/15	Hungary	14,700,000	HUF	68,336
senior note, 6.25%, 1/29/20	Hungary	5,507,000		5,778,908
senior note, 6.375%, 3/29/21	Hungary	1,550,000		1,621,687
[f] Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	3,010,000		3,204,642
Government of Indonesia,
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	2,476,323
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	191,821
FR34, 12.80%, 6/15/21	Indonesia	34,435,000,000	IDR	4,668,188
Government of Ireland,
5.90%, 10/18/19	Ireland	2,228,000	EUR	3,271,141
4.50%, 4/18/20	Ireland	2,029,000	EUR	2,766,828
5.00%, 10/18/20	Ireland	3,562,000	EUR	4,974,940
senior bond, 4.40%, 6/18/19	Ireland	1,938,000	EUR	2,650,001
senior bond, 5.40%, 3/13/25	Ireland	2,883,710	EUR	4,081,287
Government of Israel, 3.50%, 9/30/13	Israel	16,505,000	ILS	4,564,101
Government of Malaysia,
3.434%, 8/15/14	Malaysia	5,780,000	MYR	1,836,084
3.741%, 2/27/15	Malaysia	2,000,000	MYR	638,666
3.835%, 8/12/15	Malaysia	3,205,000	MYR	1,025,626
4.72%, 9/30/15	Malaysia	330,000	MYR	107,909
3.197%, 10/15/15	Malaysia	2,215,000	MYR	699,578
senior bond, 3.461%, 7/31/13	Malaysia	15,030,000	MYR	4,758,457
senior bond, 8.00%, 10/30/13	Malaysia	50,000	MYR	16,088
senior bond, 5.094%, 4/30/14	Malaysia	10,820,000	MYR	3,482,489
senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	800,375
senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	195,878
Government of Mexico,
8.00%, 12/19/13	Mexico	915,500[n]	MXN	7,196,502
7.00%, 6/19/14	Mexico	192,800[n]	MXN	1,529,831
9.50%, 12/18/14	Mexico	679,620[n]	MXN	5,645,072
6.00%, 6/18/15	Mexico	18,020[n]	MXN	143,373
8.00%, 12/17/15	Mexico	573,560[n]	MXN	4,796,222
6.25%, 6/16/16	Mexico	135,660[n]	MXN	1,098,036
Government of Poland,
5.00%, 10/24/13	Poland	4,140,000	PLN	1,254,145
5.75%, 4/25/14	Poland	38,720,000	PLN	11,924,735
5.50%, 4/25/15	Poland	6,862,000	PLN	2,154,453
6.25%, 10/24/15	Poland	12,834,000	PLN	4,124,373
5.75%, 9/23/22	Poland	1,000,000	PLN	332,503
[j] FRN, 3.98%, 1/25/17	Poland	1,660,000	PLN	496,477
[j] FRN, 3.98%, 1/25/21	Poland	1,683,000	PLN	491,708
Strip, 7/25/13	Poland	345,000	PLN	103,630
Strip, 1/25/14	Poland	14,600,000	PLN	4,325,747
Strip, 7/25/14	Poland	295,000	PLN	86,230
Strip, 7/25/15	Poland	1,966,000	PLN	555,984
Strip, 1/25/16	Poland	2,381,000	PLN	661,232
[f] Government of Russia, senior bond, 144A, 7.50%, 3/31/30	Russia	2,787,045		3,268,437
[f] Government of Serbia, senior note, 144A,
4.875%, 2/25/20	Serbia	2,990,000		2,768,695
7.25%, 9/28/21	Serbia	1,240,000		1,276,909
Government of Sri Lanka,
A, 7.50%, 8/01/13	Sri Lanka	48,640,000	LKR	371,673

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Sri Lanka (continued)
A, 7.00%, 3/01/14	Sri Lanka	7,020,000	LKR	$52,563
A, 11.25%, 7/15/14	Sri Lanka	176,100,000	LKR	1,355,410
A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	8,994
A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	204,611
A, 11.00%, 8/01/15	Sri Lanka	200,400,000	LKR	1,537,034
A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	131,323
A, 9.00%, 5/01/21	Sri Lanka	73,580,000	LKR	490,808
B, 8.50%, 7/15/13	Sri Lanka	1,110,000	LKR	8,494
B, 11.75%, 4/01/14	Sri Lanka	6,990,000	LKR	53,923
B, 6.60%, 6/01/14	Sri Lanka	7,100,000	LKR	52,468
B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	107,071
B, 8.50%, 7/15/18	Sri Lanka	15,280,000	LKR	104,904
C, 8.50%, 4/01/18	Sri Lanka	8,070,000	LKR	55,569
D, 8.50%, 6/01/18	Sri Lanka	54,050,000	LKR	371,122
Government of Sweden,
1.50%, 8/30/13	Sweden	93,520,000	SEK	13,957,755
6.75%, 5/05/14	Sweden	109,020,000	SEK	17,049,589
Government of the Philippines, senior note, 6.25%, 1/27/14	Philippines	129,180,000	PHP	3,057,418
[f] Government of Ukraine,
144A, 7.75%, 9/23/20	Ukraine	6,000,000		5,509,620
senior bond, 144A, 7.80%, 11/28/22	Ukraine	2,790,000		2,497,678
senior note, 144A, 7.95%, 2/23/21	Ukraine	2,120,000		1,951,555
senior note, 144A, 7.50%, 4/17/23	Ukraine	1,980,000		1,749,825
[o] Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	140,497,452	UYU	8,065,306
[f] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	1,500,000		1,605,000
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	Indonesia	8,300,000,000	IDR	840,596
Korea Monetary Stabilization Bond, senior bond, 3.90%, 8/02/13	South Korea	1,325,900,000	KRW	1,161,909
senior bond, 3.59%, 10/02/13	South Korea	1,237,510,000	KRW	1,085,613
senior bond, 3.48%, 12/02/13	South Korea	2,121,430,000	KRW	1,863,408
senior bond, 3.47%, 2/02/14	South Korea	2,916,950,000	KRW	2,564,689
senior bond, 3.59%, 4/02/14	South Korea	4,287,030,000	KRW	3,776,323
senior bond, 2.47%, 4/02/15	South Korea	1,822,600,000	KRW	1,584,271
senior note, 3.28%, 6/02/14	South Korea	5,082,540,000	KRW	4,470,959
senior note, 2.57%, 6/09/14	South Korea	648,000,000	KRW	566,435
senior note, 2.82%, 8/02/14	South Korea	509,400,000	KRW	446,327
senior note, 2.78%, 10/02/14	South Korea	2,030,900,000	KRW	1,777,118
senior note, 2.84%, 12/02/14	South Korea	841,710,000	KRW	736,819
senior note, 2.74%, 2/02/15	South Korea	117,220,000	KRW	102,401
senior note, 2.76%, 6/02/15	South Korea	5,045,300,000	KRW	4,404,626
Korea Treasury Bond,
senior bond, 3.00%, 12/10/13	South Korea	14,887,210,000	KRW	13,052,360
senior bond, 3.50%, 6/10/14	South Korea	2,788,920,000	KRW	2,459,742
senior note, 3.25%, 12/10/14	South Korea	1,261,950,000	KRW	1,112,229
senior note, 3.25%, 6/10/15	South Korea	210,800,000	KRW	185,957
senior note, 2.75%, 12/10/15	South Korea	897,900,000	KRW	782,094
Nota Do Tesouro Nacional,
10.00%, 1/01/17	Brazil	3,500[p]	BRL	1,531,550
[q] Index Linked, 6.00%, 5/15/15	Brazil	1,390[p]	BRL	1,481,413
[q] Index Linked, 6.00%, 8/15/16	Brazil	1,604[p]	BRL	1,710,919
[q] Index Linked, 6.00%, 8/15/18	Brazil	1,525[p]	BRL	1,651,820
Uruguay Notas del Tesoro,
9.00%, 1/27/14	Uruguay	7,570,000	UYU	367,081
10.50%, 3/21/15	Uruguay	1,700,000	UYU	83,163

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Uruguay Notas del Tesoro (continued)
10.25%, 8/22/15	Uruguay	59,720,000	UYU	$2,913,348
9.50%, 1/27/16	Uruguay	9,220,000	UYU	445,164
[o] Index Linked, 2.25%, 8/23/17	Uruguay	23,113,408	UYU	1,118,554

Total Foreign Government and Agency Securities (Cost $250,363,193)				250,598,168

U.S. Government and Agency Securities 2.3%
U.S. Treasury Bond,
4.50%, 2/15/16	United States	3,000,000		3,307,968
7.875%, 2/15/21	United States	900,000		1,275,047
7.125%, 2/15/23	United States	1,980,000		2,794,893
U.S. Treasury Note,
2.375%, 3/31/16	United States	3,500,000		3,670,898
4.625%, 2/15/17	United States	600,000		679,219
4.75%, 8/15/17	United States	2,900,000		3,328,315
3.75%, 11/15/18	United States	7,000,000		7,823,592
[o] Index Linked, 0.125%, 4/15/16	United States	2,422,968		2,486,193
[o] Index Linked, 0.625%, 7/15/21	United States	2,579,278		2,662,803

Total U.S. Government and Agency Securities (Cost $26,580,855)				28,028,928

Asset-Backed Securities and Commercial Mortgage-Backed Securities 4.1%
Banks 2.2%
Banc of America Commercial Mortgage Inc., 2006-4, AJ, 5.695%, 7/10/46	United States	1,547,000		1,547,864
[f,j] Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.493%, 11/15/15	United States	4,021,737		4,034,701
Bear Stearns Commercial Mortgage Securities Inc.,
[j] 2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	500,000		510,518
[j] 2006-PW12, AJ, FRN, 5.932%, 9/11/38	United States	1,000,000		999,815
2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000		4,980,854
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,700,000		1,586,462
[j] 2007-C6, AM, FRN, 5.885%, 6/10/17	United States	1,700,000		1,869,596
[j] 2008-C7, A4, FRN, 6.072%, 12/10/49	United States	3,200,000		3,669,754
[j] Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,120,000		1,883,661
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000		1,071,854
[j] Greenwich Capital Commercial Funding Corp., 2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	2,260,000		2,191,708
Wells Fargo Mortgage Backed Securities Trust,
[j] 2004-W, A9, FRN, 2.762%, 11/25/34	United States	1,699,965		1,752,835
2007-3, 3A1, 5.50%, 4/25/37	United States	1,000,032		1,033,680

				27,133,302

Diversified Financials 1.9%
[f,j] ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.273%, 11/25/20	United States	1,380,000		1,380,000
[f,j] Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	1,400,000		1,369,445
[f,j] Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.071%, 1/27/25	Cayman Islands	1,130,000		1,075,760
[f,j] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.621%, 3/11/21	United States	1,251,000		1,160,403
[f,j] Cent CLO LP, 2013-17A, D, 144A, FRN, 3.288%, 1/30/25	Cayman Islands	784,314		782,604
[f,j] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.676%, 7/26/21	United States	960,000		916,421
[f,j] Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.277%, 10/15/21	United States	860,000		836,395
[f,j] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.502%, 10/20/43	United States	2,129,440		1,994,806

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[f] G-Force 2005-RR LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000		$1,859,620
[j,r] German Residential Asset Note Distributor PLC, 1, C, Reg S, FRN, 2.095%, 1/20/21	Germany	1,008,035	EUR	1,304,892
[f,j] Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.674%, 11/01/17	United States	1,000,000		957,579
[f,j] ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.184%, 4/15/24	Cayman Islands	270,000		267,768
2013-1A, C, 144A, FRN, 3.784%, 4/15/24	Cayman Islands	440,000		417,769
2013-2A, B, 144A, FRN, 2.956%, 4/25/25	United States	1,080,000		1,058,867
[j] Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	200,000		204,034
[f,j] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.613%, 12/24/39	United States	1,464,866		1,396,303
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	61,753		61,616
[j,r] Talisman 6 Finance, Reg S, FRN, 0.391%, 10/22/16	Ireland	2,387,080	EUR	2,796,429
[f,j] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.499%, 8/01/22	United States	2,751,697		2,671,609

				22,512,320

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $46,822,343)				49,645,622

Mortgage-Backed Securities 6.0%
[j] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.459%, 1/01/33	United States	73,054		77,826

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.9%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	603,800		635,095
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	858,941		910,087
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	155,049		167,048
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	7,645		8,218
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	1,579		1,655
FHLMC Gold 30 Year, 3.00%, 11/01/42	United States	2,801,708		2,735,958
FHLMC Gold 30 Year, 3.50%, 4/01/42	United States	171,464		173,972
FHLMC Gold 30 Year, 4.00%, 9/01/40	United States	1,136,204		1,182,574
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	1,843,684		1,943,657
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	609,887		653,354
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	1,879,636		2,039,702
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	592,598		656,909
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	115,551		129,698
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	46,745		52,406
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	1,631		1,768

				11,292,101

[j] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA - 2.334%, 4/01/20 - 12/01/34	United States	282,511		298,763

Federal National Mortgage Association (FNMA) Fixed Rate 4.6%
FNMA 15 Year, 2.50%, 7/01/22 - 5/01/28	United States	7,874,612		7,946,788
FNMA 15 Year, 3.00%, 3/01/22	United States	1,797,718		1,877,096
FNMA 15 Year, 3.50%, 12/01/20 - 5/01/26	United States	6,942,107		7,251,745
FNMA 15 Year, 4.00%, 2/01/20	United States	1,428,530		1,506,095
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	180,585		191,917
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	181,620		194,150
FNMA 15 Year, 5.50%, 11/01/13 - 11/01/18	United States	1,179,651		1,247,395
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	1,799		1,829
FNMA 30 Year, 3.00%, 12/01/42 - 5/01/43	United States	14,844,165		14,528,305
FNMA 30 Year, 3.50%, 5/01/43	United States	3,954,154		4,023,882
FNMA 30 Year, 4.00%, 11/01/40 - 1/01/41	United States	2,004,070		2,089,445
FNMA 30 Year, 4.50%, 12/01/40	United States	3,532,580		3,743,904

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.00%, 4/01/30 - 6/01/41	United States	6,194,626		$6,724,212
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	1,032,690		1,129,465
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	1,691,122		1,852,994
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	727,264		809,210

				55,118,432

Government National Mortgage Association (GNMA) Fixed Rate 0.5%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	620,112		674,807
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	814,218		895,274
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	3,952		4,182
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	41,227		44,542
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,904		2,224
GNMA II SF 30 Year, 3.50%, 5/20/42	United States	3,200,003		3,290,751
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	179,611		196,832
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	213,532		248,216
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	91,574		103,832
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	21,649		25,387

				5,486,047

Total Mortgage-Backed Securities (Cost $73,085,802)				72,273,169

Municipal Bonds 1.5%
California State GO,
Refunding, 5.00%, 4/01/38	United States	3,000,000		3,070,950
Various Purpose, 6.00%, 4/01/38	United States	2,500,000		2,843,425
Various Purpose, 6.00%, 11/01/39	United States	160,000		183,008
Various Purpose, 5.25%, 11/01/40	United States	560,000		590,582
Various Purpose, Refunding, 5.25%, 3/01/38	United States	1,500,000		1,563,375
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000		310,830
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000		302,348
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	4,700,000		4,408,788
Illinois State GO,
5.877%, 3/01/19	United States	3,000,000		3,282,570
Build America Bonds, 7.35%, 7/01/35	United States	1,000,000		1,102,910

Total Municipal Bonds (Cost $16,659,980)				17,658,786

Total Investments before Short Term Investments (Cost $1,045,651,761)				1,062,305,243

Short Term Investments 9.5%
Senior Floating Rate Interests (Cost $1,655) 0.0%†
[s] Patriot Coal Corp., Reimbursement Obligation (Second Out LC DIP), 4.50% - 8.273%, 12/31/13	United States	2,044		1,717

Foreign Government and Agency Securities 4.3%
[t] Bank of Negara Monetary Notes, 7/04/13 - 6/19/14	Malaysia	44,915,000	MYR	14,009,537
[t] Canada Treasury Bill, 8/15/13	Canada	317,000	CAD	301,064
Government of Australia, 6.25%, 6/15/14	Australia	5,781,000	AUD	5,477,659
Government of Canada,
2.50%, 9/01/13	Canada	501,000	CAD	477,713
1.00%, 2/01/14	Canada	1,588,000	CAD	1,509,759
2.00%, 3/01/14	Canada	585,000	CAD	559,727
0.75%, 5/01/14	Canada	1,030,000	CAD	976,953
Government of Hungary, E, 7.50%, 10/24/13	Hungary	53,040,000	HUF	236,316
[t] Hungary Treasury Bills, 7/17/13 - 3/05/14	Hungary	380,010,000	HUF	1,635,391
[t] Korea Monetary Stabilization Bonds, 9/10/13	South Korea	640,800,000	KRW	558,083

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Korea Monetary Stabilization Bond, senior bond, 2.55%, 5/09/14	South Korea	1,050,200,000	KRW	$918,019
[t] Mexico Treasury Bills, 9/19/13 - 4/30/14	Mexico	5,373,000	[u] MXN	4,043,114
[t] Monetary Authority of Singapore Treasury Bills, 7/05/13 - 7/26/13	Singapore	2,737,000	SGD	2,159,541
[t] Philippine Treasury Bills, 7/24/13 - 4/02/14	Philippines	288,690,000	PHP	6,649,079
[t] Singapore Treasury Bills, 7/11/13 - 5/02/14	Singapore	11,977,000	SGD	9,445,637
[t] Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	Sri Lanka	3,260,000	LKR	24,639
Uruguay Treasury Bills,
Strip, 9/09/13	Uruguay	58,400,000	UYU	2,792,799
[t] 8/09/13 - 5/16/14	Uruguay	17,140,000	UYU	822,502

Total Foreign Government and Agency Securities (Cost $53,743,897)				52,597,532

Total Investments before Money Market Funds (Cost $1,099,397,313)				1,114,904,492

		Shares
Money Market Funds (Cost $62,289,365) 5.2%
[a,v] Institutional Fiduciary Trust Money Market Portfolio	United States	62,289,365		62,289,365

Total Investments (Cost $1,161,686,678) 97.7%				1,177,193,857
Other Assets, less Liabilities 2.3%				27,863,767

Net Assets 100.0%				$1,205,057,624

See Abbreviations on page FSI-54.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2013, the aggregate value of these securities was $190,406, representing 0.02% of net assets.

cSee Note 1(g) regarding investment in FT Holdings Corporation III.

dAt June 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSee Note 9 regarding restricted securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $220,958,386, representing 18.34% of net assets.

gSee Note 8 regarding defaulted securities.

hPerpetual security with no stated maturity date.

iSee Note 1(f) regarding loan participation notes.

jThe coupon rate shown represents the rate at period end.

kIncome may be received in additional securities and/or cash.

lA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

mSee Note 1(i) regarding senior floating rate interests.

nPrincipal amount is stated in 100 Mexican Peso Units.

oPrincipal amount of security is adjusted for inflation. See Note 1(k).

pPrincipal amount is stated in 1,000 Brazilian Real Units.

qRedemption price at maturity is adjusted for inflation. See Note 1(k).

rSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $4,101,321, representing 0.34% of net assets.

sSee Note 10 regarding unfunded commitments.

tThe security is traded on a discount basis with no stated coupon rate.

uPrincipal amount is stated in 10 Mexican Peso Units.

vSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FSI-31

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund

At June 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Buy	620,288,000	$6,348,417	7/02/13	$—	$(94,788)
Japanese Yen	BZWS	Sell	620,288,000	7,871,176	7/02/13	1,617,546	—
Indian Rupee	CITI	Buy	4,493,000	79,605	7/03/13	—	(4,204)
British Pound	DBAB	Sell	297,656	461,665	7/09/13	9,009	—
Indian Rupee	HSBC	Buy	94,400,000	1,694,140	7/10/13	—	(111,973)
Indian Rupee	DBAB	Buy	20,841,000	376,183	7/12/13	—	(27,011)
Indian Rupee	DBAB	Buy	16,691,000	284,083	7/17/13	—	(4,698)
Indian Rupee	JPHQ	Buy	29,466,000	534,104	7/18/13	—	(40,974)
Indian Rupee	JPHQ	Buy	14,719,000	268,976	7/22/13	—	(22,827)
Indian Rupee	DBAB	Buy	10,360,000	189,250	7/22/13	—	(15,998)
Euro	DBAB	Sell	478,724	590,553	7/23/13	—	(32,641)
Euro	DBAB	Buy	478,724	623,590	7/23/13	—	(396)
Euro	DBAB	Sell	218,913	267,380	7/25/13	—	(17,599)
Euro	DBAB	Buy	218,913	286,119	7/25/13	—	(1,140)
Euro	DBAB	Sell	190,862	231,697	7/26/13	—	(16,767)
Euro	BZWS	Sell	1,993,000	2,589,505	7/26/13	—	(4,980)
Euro	CITI	Sell	648,569	841,907	7/26/13	—	(2,399)
Indian Rupee	JPHQ	Buy	54,590,000	991,293	7/26/13	—	(79,042)
Indian Rupee	DBAB	Buy	20,931,000	380,014	7/26/13	—	(30,237)
Euro	DBAB	Sell	3,280,000	3,997,336	7/29/13	—	(272,619)
Euro	DBAB	Buy	3,304,577	4,323,360	7/29/13	—	(21,410)
Euro	BZWS	Sell	1,007,118	1,348,460	7/29/13	37,378	—
Euro	DBAB	Sell	24,577	32,872	7/29/13	878	—
Indian Rupee	JPHQ	Buy	23,701,000	431,582	7/29/13	—	(35,733)
Euro	DBAB	Sell	870,275	1,077,313	7/31/13	—	(55,635)
British Pound	DBAB	Sell	169,385	264,765	8/01/13	7,218	—
Euro	JPHQ	Sell	667,276	815,828	8/06/13	—	(52,876)
Chilean Peso	JPHQ	Buy	482,900,000	999,793	8/08/13	—	(56,086)
Chilean Peso	JPHQ	Sell	482,900,000	1,008,352	8/08/13	64,645	—
Euro	CITI	Sell	317,220	395,948	8/08/13	—	(17,034)
Indian Rupee	HSBC	Buy	186,760,000	3,421,171	8/08/13	—	(307,531)
Euro	CITI	Sell	92,411	115,487	8/09/13	—	(4,822)
Chilean Peso	BZWS	Buy	1,487,300,000	3,077,385	8/12/13	—	(172,615)
Japanese Yen	DBAB	Sell	35,465,000	452,961	8/19/13	95,335	—
Chilean Peso	JPHQ	Buy	1,141,336,600	2,278,117	8/20/13	—	(51,767)
Euro	BZWS	Sell	2,084,000	2,579,784	8/20/13	—	(133,488)
Japanese Yen	JPHQ	Sell	15,928,000	201,793	8/20/13	41,175	—
Japanese Yen	HSBC	Sell	65,957,000	835,957	8/20/13	170,848	—
Japanese Yen	UBSW	Sell	32,055,000	407,125	8/20/13	83,883	—
Euro	DBAB	Sell	193,056	238,881	8/21/13	—	(12,469)
Euro	UBSW	Sell	3,500,000	4,331,775	8/22/13	—	(225,108)
Japanese Yen	BZWS	Sell	15,895,000	201,075	8/22/13	40,789	—
Euro	BZWS	Sell	704,462	882,127	8/23/13	—	(35,063)
Japanese Yen	DBAB	Buy	15,708,000	201,147	8/23/13	—	(42,746)
Japanese Yen	CITI	Sell	31,757,000	401,758	8/23/13	81,517	—
Japanese Yen	DBAB	Sell	15,708,000	198,848	8/23/13	40,447	—
Japanese Yen	HSBC	Sell	31,524,000	399,250	8/23/13	81,358	—
Euro	BZWS	Sell	3,068,753	3,844,657	8/26/13	—	(150,834)
Euro	UBSW	Sell	2,397,698	3,000,000	8/26/13	—	(121,783)
Euro	UBSW	Buy	2,397,698	3,100,464	8/26/13	21,319	—
Japanese Yen	JPHQ	Sell	31,689,000	401,992	8/26/13	82,431	—
Japanese Yen	UBSW	Sell	34,903,000	442,426	8/26/13	90,455	—
Japanese Yen	BZWS	Sell	44,152,000	560,376	8/26/13	115,135	—
Singapore Dollar	DBAB	Buy	1,158,000	931,119	8/26/13	—	(17,243)

FSI-32

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	810,000	$1,024,091	8/27/13	$—	$(30,527)
Japanese Yen	DBAB	Buy	44,915,000	575,059	8/27/13	—	(122,122)
Japanese Yen	HSBC	Sell	50,145,000	641,240	8/27/13	135,562	—
Japanese Yen	DBAB	Sell	72,099,000	921,699	8/27/13	194,630	—
Japanese Yen	JPHQ	Sell	15,991,000	204,547	8/27/13	43,289	—
Singapore Dollar	DBAB	Buy	722,000	581,742	8/27/13	—	(11,950)
Euro	DBAB	Sell	1,978,657	2,487,970	8/28/13	—	(88,249)
Euro	DBAB	Buy	1,000,000	1,295,050	8/28/13	6,954	—
Euro	DBAB	Sell	651,325	823,796	8/29/13	—	(24,236)
Euro	DBAB	Buy	651,325	848,566	8/29/13	—	(534)
Japanese Yen	JPHQ	Sell	15,743,000	201,079	8/30/13	42,319	—
Singapore Dollar	DBAB	Buy	361,500	289,269	8/30/13	—	(3,977)
Indian Rupee	CITI	Buy	4,537,000	79,609	9/03/13	—	(4,306)
Euro	DBAB	Sell	601,984	760,606	9/04/13	—	(23,205)
Indian Rupee	HSBC	Buy	32,771,000	571,164	9/04/13	—	(27,333)
Euro	BZWS	Sell	271,320	343,478	9/10/13	—	(9,804)
Indian Rupee	HSBC	Buy	5,576,000	96,706	9/11/13	—	(4,272)
Euro	BZWS	Sell	266,006	341,467	9/12/13	—	(4,899)
Indian Rupee	HSBC	Buy	14,080,000	235,115	9/13/13	—	(1,782)
Euro	BZWS	Sell	759,073	982,734	9/16/13	—	(5,671)
Euro	UBSW	Sell	708,181	916,245	9/17/13	—	(5,897)
Indian Rupee	JPHQ	Buy	222,299,000	3,742,785	9/17/13	—	(61,104)
Indian Rupee	JPHQ	Sell	122,000,000	1,979,877	9/17/13	—	(40,668)
Indian Rupee	DBAB	Buy	14,156,000	241,401	9/18/13	—	(6,988)
Euro	BZWS	Sell	178,354	234,946	9/19/13	2,704	—
Singapore Dollar	JPHQ	Buy	694,000	567,364	9/19/13	—	(19,643)
Singapore Dollar	DBAB	Buy	973,400	779,843	9/19/13	—	(11,613)
Euro	UBSW	Sell	2,137,312	2,824,950	9/20/13	41,860	—
Indian Rupee	DBAB	Buy	12,894,000	217,138	9/20/13	—	(3,688)
Japanese Yen	DBAB	Sell	335,180,000	4,000,000	9/20/13	619,449	—
Euro	DBAB	Buy	219,819	287,502	9/23/13	—	(1,261)
Euro	DBAB	Sell	495,470	648,967	9/23/13	3,784	—
Indian Rupee	JPHQ	Buy	55,600,000	930,630	9/23/13	—	(10,637)
Euro	BZWS	Sell	469,210	609,870	9/24/13	—	(1,121)
Euro	DBAB	Sell	1,550,000	1,999,268	9/30/13	—	(19,159)
Philippine Peso	DBAB	Buy	21,010,000	502,632	10/04/13	—	(15,865)
Philippine Peso	HSBC	Buy	16,853,000	404,013	10/04/13	—	(13,557)
Euro	UBSW	Sell	2,850,000	3,691,121	10/07/13	—	(20,323)
Euro	DBAB	Sell	185,654	240,385	10/07/13	—	(1,385)
Philippine Peso	HSBC	Buy	25,126,000	604,150	10/07/13	—	(22,098)
Euro	BZWS	Sell	2,749,000	3,575,075	10/11/13	—	(4,921)
Philippine Peso	HSBC	Buy	14,493,000	348,716	10/11/13	—	(13,039)
Philippine Peso	JPHQ	Buy	8,232,000	198,166	10/11/13	—	(7,502)
Euro	DBAB	Sell	121,043	157,162	10/15/13	—	(474)
Philippine Peso	DBAB	Buy	4,913,000	118,047	10/16/13	—	(4,280)
Euro	DBAB	Sell	587,951	769,510	10/18/13	3,798	—
Malaysian Ringgit	JPHQ	Buy	763,000	245,614	10/18/13	—	(5,803)
Singapore Dollar	JPHQ	Buy	700,000	565,657	10/21/13	—	(13,174)
Malaysian Ringgit	DBAB	Buy	10,212,000	3,293,662	10/23/13	—	(84,934)
Malaysian Ringgit	HSBC	Buy	6,809,796	2,196,000	10/24/13	—	(56,404)
Euro	BZWS	Sell	217,715	283,992	10/25/13	442	—
Chilean Peso	CITI	Buy	377,668,000	776,136	10/28/13	—	(46,014)
Japanese Yen	JPHQ	Sell	270,990,000	3,408,572	10/28/13	674,485	—
Euro	UBSW	Sell	369,000	481,010	10/29/13	417	—
Euro	DBAB	Sell	1,494,524	1,934,250	10/31/13	—	(12,269)
Japanese Yen	JPHQ	Sell	360,360,000	4,532,853	11/01/13	896,949	—

FSI-33

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	243,767	$318,112	11/04/13	$615	$—
Euro	BZWS	Sell	529,706	689,577	11/05/13	—	(350)
Euro	JPHQ	Sell	473,670	606,523	11/12/13	—	(10,443)
Euro	DBAB	Sell	800,000	1,050,560	11/14/13	8,531	—
Euro	DBAB	Sell	227,970	291,031	11/15/13	—	(5,910)
Japanese Yen	MSCO	Sell	12,500,000	158,018	11/15/13	31,880	—
Euro	DBAB	Sell	63,419	81,477	11/19/13	—	(1,131)
Malaysian Ringgit	DBAB	Buy	623,200	200,000	11/19/13	—	(4,479)
Euro	UBSW	Sell	1,480,440	1,895,111	11/20/13	—	(33,279)
Euro	JPHQ	Sell	221,993	283,400	11/20/13	—	(5,764)
Malaysian Ringgit	HSBC	Buy	376,000	120,466	11/20/13	—	(2,507)
Euro	UBSW	Sell	1,245,000	1,623,169	12/03/13	1,341	—
Euro	UBSW	Sell	3,400,000	4,463,418	12/09/13	34,181	—
Euro	DBAB	Buy	3,500,000	4,562,390	12/10/13	—	(2,856)
Euro	DBAB	Sell	5,049,917	6,629,027	12/10/13	50,378	—
Japanese Yen	UBSW	Sell	187,760,000	2,293,448	12/12/13	398,267	—
Euro	DBAB	Sell	1,200,000	1,565,760	12/13/13	2,465	—
Euro	CITI	Sell	3,868,000	5,079,844	12/17/13	40,712	—
Euro	DBAB	Sell	486,875	643,016	12/18/13	8,724	—
Euro	DBAB	Sell	262,167	348,111	12/20/13	6,560	—
Singapore Dollar	DBAB	Buy	1,048,000	834,395	12/23/13	—	(7,181)
Euro	DBAB	Sell	239,450	317,415	1/03/14	5,434	—
Malaysian Ringgit	DBAB	Buy	952,100	307,794	1/08/14	—	(9,907)
Euro	DBAB	Sell	40,550	54,098	1/09/14	1,263	—
Chilean Peso	DBAB	Buy	1,449,000,000	2,942,729	1/10/14	—	(164,176)
Chilean Peso	DBAB	Sell	1,449,000,000	2,801,895	1/10/14	23,342	—
Japanese Yen	HSBC	Sell	183,560,000	2,105,046	1/10/14	251,662	—
Euro	UBSW	Sell	5,631,484	7,374,472	1/13/14	36,700	—
Euro	DBAB	Sell	108,735	142,606	1/13/14	925	—
Euro	DBAB	Sell	1,865,041	2,470,992	1/14/14	40,846	—
Euro	JPHQ	Sell	1,802,953	2,360,516	1/14/14	11,270	—
Euro	DBAB	Sell	870,051	1,162,992	1/16/14	29,301	—
Japanese Yen	UBSW	Sell	460,675,000	5,192,459	1/16/14	540,734	—
Malaysian Ringgit	JPHQ	Buy	175,000	57,031	1/16/14	—	(2,301)
Euro	JPHQ	Sell	2,912,410	3,880,349	1/22/14	85,288	—
Euro	DBAB	Sell	1,700,000	2,270,605	1/22/14	55,393	—
Euro	DBAB	Sell	4,032,721	5,438,326	1/30/14	183,157	—
Euro	DBAB	Sell	3,014,151	4,066,180	1/31/14	138,317	—
Euro	DBAB	Sell	2,316,000	3,120,347	2/06/14	102,157	—
Chilean Peso	DBAB	Buy	725,000,000	1,468,206	2/07/14	—	(81,899)
Chilean Peso	DBAB	Sell	65,000,000	125,301	2/07/14	1,012	—
Japanese Yen	HSBC	Sell	64,350,000	691,846	2/12/14	41,848	—
Japanese Yen	JPHQ	Sell	64,319,000	691,877	2/12/14	42,192	—
Euro	UBSW	Sell	2,151,000	2,885,136	2/13/14	81,848	—
Japanese Yen	CITI	Sell	85,250,000	922,544	2/13/14	61,425	—
Japanese Yen	JPHQ	Sell	42,690,000	461,279	2/13/14	30,063	—
Japanese Yen	JPHQ	Sell	42,710,000	461,271	2/18/14	29,826	—
Japanese Yen	GSCO	Sell	42,760,000	461,290	2/19/14	29,335	—
Japanese Yen	CITI	Sell	42,570,000	461,221	2/19/14	31,185	—
Japanese Yen	BZWS	Sell	21,350,000	230,626	2/25/14	14,936	—
Japanese Yen	DBAB	Sell	14,279,000	155,996	2/27/14	11,737	—
Japanese Yen	BZWS	Sell	80,260,000	862,890	2/27/14	52,036	—
Singapore Dollar	DBAB	Buy	361,500	292,074	2/28/14	—	(6,716)
Euro	DBAB	Sell	1,228,589	1,616,516	3/03/14	15,174	—
Euro	UBSW	Sell	2,581,000	3,387,175	3/03/14	23,102	—
Japanese Yen	JPHQ	Sell	85,800,000	943,521	3/03/14	76,654	—

FSI-34

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	UBSW	Sell	95,700,000	$1,041,009	3/04/14	$74,108	$—
Japanese Yen	HSBC	Sell	85,800,000	942,339	3/04/14	75,462	—
Japanese Yen	DBAB	Sell	257,790,000	2,801,974	3/04/14	197,403	—
Euro	DBAB	Sell	1,400,000	1,828,820	3/05/14	4,038	—
Euro	DBAB	Sell	324,000	420,406	3/06/14	—	(1,903)
Euro	DBAB	Sell	2,741,981	3,560,641	3/17/14	—	(13,575)
Euro	DBAB	Sell	479,200	621,863	3/18/14	—	(2,786)
Euro	JPHQ	Sell	143,700	188,283	3/19/14	965	—
Singapore Dollar	HSBC	Buy	1,113,000	892,149	3/19/14	—	(13,562)
Euro	DBAB	Sell	1,997,000	2,597,758	3/20/14	—	(5,413)
Euro	JPHQ	Sell	240,000	311,998	3/20/14	—	(852)
Euro	JPHQ	Sell	240,000	310,568	3/21/14	—	(2,283)
Euro	JPHQ	Sell	240,000	311,730	3/24/14	—	(1,128)
Euro	JPHQ	Sell	192,000	248,564	3/25/14	—	(1,724)
Euro	DBAB	Sell	333,108	433,807	3/26/14	—	(431)
Euro	DBAB	Sell	4,372,555	5,619,389	4/03/14	—	(80,989)
Euro	BZWS	Sell	132,570	170,624	4/07/14	—	(2,209)
Euro	DBAB	Sell	800,000	1,050,160	4/10/14	7,166	—
Euro	DBAB	Sell	949,814	1,243,069	4/11/14	4,747	—
Chilean Peso	MSCO	Buy	116,230,000	237,616	4/14/14	—	(16,833)
Euro	HSBC	Sell	142,717	186,807	4/16/14	732	—
Chilean Peso	MSCO	Buy	104,150,000	211,451	4/21/14	—	(13,751)
Euro	BZWS	Sell	130,134	171,384	4/22/14	1,707	—
Euro	DBAB	Sell	2,272,254	2,983,015	4/22/14	20,310	—
Euro	JPHQ	Sell	36,314	47,536	4/22/14	188	—
Euro	BZWS	Sell	1,659,340	2,167,430	4/25/14	3,831	—
Chilean Peso	JPHQ	Buy	234,301,000	471,668	4/28/14	—	(27,222)
British Pound	DBAB	Sell	223,551	346,750	4/29/14	7,360	—
Euro	BZWS	Sell	91,515	119,354	4/30/14	24	—
Singapore Dollar	DBAB	Buy	6,168,500	4,985,654	4/30/14	—	(116,144)
Euro	DBAB	Sell	71,000	93,969	5/05/14	1,385	—
Japanese Yen	DBAB	Sell	97,107,500	1,000,000	5/07/14	17,901	—
British Pound	DBAB	Sell	1,300,000	2,010,190	5/09/14	36,644	—
Chilean Peso	DBAB	Buy	574,000,000	1,167,972	5/09/14	—	(80,336)
Euro	DBAB	Sell	700,000	918,925	5/09/14	6,103	—
Euro	DBAB	Sell	212,145	280,583	5/12/14	3,933	—
Singapore Dollar	DBAB	Buy	3,707,640	3,013,410	5/12/14	—	(86,511)
British Pound	DBAB	Sell	130,318	198,930	5/15/14	1,098	—
Euro	JPHQ	Sell	201,376	260,361	5/23/14	—	(2,268)
Japanese Yen	DBAB	Sell	50,435,000	500,000	5/28/14	—	(10,260)
Euro	DBAB	Sell	992	1,291	6/05/14	—	(3)
Singapore Dollar	JPHQ	Buy	4,945,200	3,933,816	6/05/14	—	(29,875)
Japanese Yen	HSBC	Sell	80,270,000	829,818	6/10/14	17,532	—
Japanese Yen	JPHQ	Sell	54,440,000	553,272	6/10/14	2,370	—
Japanese Yen	BZWS	Sell	75,370,000	774,486	6/10/14	11,784	—
Japanese Yen	JPHQ	Sell	74,370,000	774,497	6/11/14	21,903	—
Japanese Yen	DBAB	Sell	26,600,000	276,807	6/11/14	7,626	—
Japanese Yen	JPHQ	Sell	31,400,000	332,328	6/17/14	14,541	—
Singapore Dollar	HSBC	Buy	837,000	664,813	6/20/14	—	(4,044)
Euro	DBAB	Sell	320,700	420,454	6/27/14	2,095	—
Euro	UBSW	Sell	4,274,000	5,581,117	6/30/14	5,472	—
Japanese Yen	BZWS	Sell	620,288,000	6,375,005	6/30/14	95,890	—
Japanese Yen	DBAB	Sell	97,929,000	1,000,000	7/01/14	8,658	—

Unrealized appreciation (depreciation)						8,632,800	(4,014,225)

Net unrealized appreciation (depreciation)						$4,618,575

FSI-35

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin Strategic Income Securities Fund

At June 30,2013, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counterparty/ Exchange	Notional Amount[a]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[b]
Centrally Cleared Swaps
Contracts to Sell Protection[c]
Traded Index
CDX.NA.HY.20	ICE	$10,000,000	5.00%	6/20/18	$309,380	$—	$(10,678)	$298,702	Non Investment Grade

Centrally Cleared Swaps unrealized appreciation (depreciation)						—	(10,678)

OTC Swaps
Contracts to Sell Protection[c]
Traded Index
CMBX.NA.AJ.2	FBCO	6,000,000	1.09%	3/15/49	$(694,288)	$—	$(42,464)	$(736,752)	Non Investment Grade
CMBX.NA.AJ.2	FBCO	6,000,000	1.09%	3/15/49	(150,268)	2,918	—	(147,350)	Non Investment Grade
MCDX.NA.20	CITI	23,000,000	1.00%	6/20/18	(191,525)	—	(171,232)	(362,757)	Non Investment Grade

OTC Swaps unrealized appreciation (depreciation)						2,918	(213,696)

Total Credit Default Swaps unrealized appreciation (depreciation)						2,918	(224,374)

Net unrealized appreciation (depreciation)							$(221,456)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 11 regarding other derivative information.

See Abbreviations on page FSI-55.

The accompanying notes are an integral part of these financial statements.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,099,397,313
Cost - Sweep Money Fund (Note 7)	62,289,365

Total cost of investments	$1,161,686,678

Value - Unaffiliated issuers	$1,114,904,492
Value - Sweep Money Fund (Note 7)	62,289,365

Total value of investments	1,177,193,857
Cash	2,143,845
Restricted cash (Note 1e)	1,175,400
Foreign currency, at value (cost $6,529,127)	6,531,800
Receivables:
Investment securities sold	60,487,897
Capital shares sold	241,184
Interest	12,582,467
Due from brokers	1,250,000
Swaps (premiums paid $309,380)	309,380
Unrealized appreciation on forward exchange contracts	8,632,800
Unrealized appreciation on OTC swap contracts	2,918
Other assets	383

Total assets	1,270,551,931

Liabilities:
Payables:
Investment securities purchased	34,325,791
Capital shares redeemed	23,387,301
Affiliates	750,428
Variation margin	10,678
Due to brokers	1,175,400
OTC Swaps (premiums received $1,049,638)	1,036,081
Unrealized depreciation on forward exchange contracts	4,014,225
Unrealized depreciation on OTC swap contracts	213,696
Unrealized depreciation on unfunded commitments (Note 10)	34,049
Deferred tax	73,101
Accrued expenses and other liabilities	473,557

Total liabilities	65,494,307

Net assets, at value	$1,205,057,624

Net assets consist of:
Paid-in capital	$1,145,807,195
Undistributed net investment income	21,496,867
Net unrealized appreciation (depreciation)	19,711,781
Accumulated net realized gain (loss)	18,041,781

Net assets, at value	$1,205,057,624

The accompanying notes are an integral part of these financial statements.

FSI-37

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$863,210,434

Shares outstanding	70,779,241

Net asset value and maximum offering price per share	$12.20

Class 2:
Net assets, at value	$170,025,327

Shares outstanding	14,310,972

Net asset value and maximum offering price per share	$11.88

Class 4:
Net assets, at value	$171,821,863

Shares outstanding	14,208,626

Net asset value and maximum offering price per share	$12.09

The accompanying notes are an integral part of these financial statements.

FSI-38

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Strategic Income Securities Fund
Investment income:
Dividends	$35,052
Interest	33,361,323

Total investment income	33,396,375

Expenses:
Management fees (Note 3a)	2,697,498
Administrative fees (Note 3b)	889,691
Distribution fees: (Note 3c)
Class 2	206,644
Class 4	336,818
Unaffiliated transfer agent fees	215
Custodian fees (Note 4)	165,553
Reports to shareholders	84,442
Professional fees	50,998
Trustees’ fees and expenses	2,852
Other	27,901

Total expenses	4,462,612
Expense reductions (Note 4)	(111)

Net expenses	4,462,501

Net investment income	28,933,874

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,490,653
Foreign currency transactions	1,109,388
Swap contracts	1,287,893

Net realized gain (loss)	17,887,934

Net change in unrealized appreciation (depreciation) on:
Investments	(50,433,970)
Translation of other assets and liabilities denominated in foreign currencies	3,544,818
Change in deferred taxes on unrealized appreciation	136,302

Net change in unrealized appreciation (depreciation)	(46,752,850)

Net realized and unrealized gain (loss)	(28,864,916)

Net increase (decrease) in net assets resulting from operations	$68,958

The accompanying notes are an integral part of these financial statements.

FSI-39

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$28,933,874	$68,402,114
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	17,887,934	28,045,425
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(46,752,850)	71,828,011

Net increase (decrease) in net assets resulting from operations	68,958	168,275,550

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(54,987,119)	(72,486,947)
Class 2	(10,246,664)	(9,567,293)
Class 4	(10,775,092)	(13,446,008)
Net realized gains:
Class 1	(11,433,439)	(1,182,191)
Class 2	(2,203,428)	(160,795)
Class 4	(2,384,488)	(230,338)

Total distributions to shareholders	(92,030,230)	(97,073,572)

Capital share transactions: (Note 2)
Class 1	(90,881,833)	(78,499,832)
Class 2	24,566,239	27,715,617
Class 4	(11,132,191)	(2,176,836)

Total capital share transactions	(77,447,785)	(52,961,051)

Net increase (decrease) in net assets	(169,409,057)	18,240,927
Net assets:
Beginning of period	1,374,466,681	1,356,225,754

End of period	$1,205,057,624	$1,374,466,681

Undistributed net investment income included in net assets:
End of period	$21,496,867	$68,571,868

The accompanying notes are an integral part of these financial statements.

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 86.84% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying referenced debt obligation. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 11 regarding other derivative information.

e. Restricted Cash

At June 30, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2013, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	421,099	$5,610,165	3,209,922	$41,235,226
Shares issued in reinvestment of distributions	5,373,832	66,420,558	6,063,304	73,669,138
Shares redeemed	(12,428,184)	(162,912,556)	(14,997,522)	(193,404,196)

Net increase (decrease)	(6,633,253)	$(90,881,833)	(5,724,296)	$(78,499,832)

Class 2 Shares:
Shares sold	2,558,101	$33,021,681	3,441,994	$43,341,865
Shares issued in reinvestment of distributions	1,034,061	12,450,092	819,552	9,728,087
Shares redeemed	(1,617,381)	(20,905,534)	(2,012,180)	(25,354,335)

Net increase (decrease)	1,974,781	$24,566,239	2,249,366	$27,715,617

Class 4 Shares:
Shares sold	439,970	$5,821,535	1,353,603	$17,206,420
Shares issued on reinvestment of distributions	1,074,251	13,159,580	1,134,025	13,676,347
Shares redeemed	(2,370,951)	(30,113,306)	(2,599,542)	(33,059,603)

Net increase (decrease)	(856,730)	$(11,132,191)	(111,914)	$(2,176,836)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

5. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,165,427,614

Unrealized appreciation	$36,455,051
Unrealized depreciation	(24,688,808)

Net unrealized appreciation (depreciation)	$11,766,243

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $301,147,919 and $398,006,354, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2013, the Fund had 51.32% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2013, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

9. RESTRICTED SECURITIES (continued)

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,600,000	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	12/09/10 - 5/02/13	$1,595,465	$1,312,000
224	CEVA Holdings LLC	3/10/10 - 5/02/13	334,368	201,852
6	CEVA Holdings LLC, cvt. pfd., A-1	5/02/13	8,040	7,200
486	CEVA Holdings LLC, cvt. pfd., A-2	3/10/10 - 5/02/13	723,816	436,959

	Total Restricted Securities (Value is 0.16% of Net Assets)		$2,661,689	$1,958,011

10. UNFUNDED COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment*
CEVA Group PLC, 4.00%, 12/01/13	130,625	EUR
Entravision Communications Corp., Tranche B Term Loans, 2.50%, 5/31/20	1,670,000
Patriot Coal Corp., Reimbursement Obligation (Second Out LC DIP), 4.50% - 8.273%, 12/31/13	285,464

	2,086,089

*In U.S. dollars unless otherwise indicated.

Unfunded commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At June 30, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$8,632,800	Unrealized depreciation on forward exchange contracts	$4,014,225
Credit contracts	Unrealized appreciation on OTC swap contracts	2,918	Unrealized depreciation on OTC swap contracts/variation margin	224,374

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

11. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies]	$2,003,004	$3,750,080
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	1,287,893	(228,679)

At June 30, 2013 the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$8,632,800	$4,014,225
Swap Contracts	2,918	1,249,777

Total	$8,635,718	$5,264,002

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2013 the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities, and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received [a]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$1,994,202	$(620,743)	$—	$(1,125,000)	$248,459
CITI	214,839	(214,839)	—	—	—
DBAB	1,993,300	(1,717,931)	—	—	275,369
FBCO	2,918	(2,918)	—	—	—
GSCO	29,335	—	—	—	29,335
HSBC	775,004	(578,102)	—	—	196,902
JPHQ	2,160,553	(581,696)	(1,357,360)	—	221,497
MSCO	31,880	(30,584)	—	(1,296)	—
UBSW	1,433,687	(406,390)	(733,496)	—	293,801

Total	$8,635,718	$(4,153,203)	$(2,090,856)	$(1,126,296)	$1,265,363

aAt June 30, 2013 the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

11. OTHER DERIVATIVE INFORMATION (continued)

At June 30, 2013 the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets, and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$620,743	$(620,743)	$—	$—	$—
CITI	441,536	(214,839)	—	(226,697)	—
DBAB	1,717,931	(1,717,931)	—	—	—
FBCO	887,020	(2,918)	—	(884,102)	—
GSCO	—	—	—	—	—
HSBC	578,102	(578,102)	—	—	—
JPHQ	581,696	(581,696)	—	—	—
MSCO	30,584	(30,584)	—	—	—
UBSW	406,390	(406,390)	—	—	—

Total	$5,264,002	$(4,153,203)	$—	$(1,110,799)	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the period ended June 30, 2013, the average month end market value of derivatives represented 0.91% of average month end net assets. The average month end number of open derivative contracts for the period was 228.

See Note 1(d) regarding derivative financial instruments.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

13. FAIR VALUE MEASUREMENTS (continued)

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$1,730,318	$—		$1,730,318
Materials	—	875,000	—	[b]	875,000
Media	—	1,295,897	—		1,295,897
Transportation	—	—	646,011		646,011
Other Equity Investments[c]	901,330	—	—	[b]	901,330
Corporate Bonds	—	428,505,340	1,312,000		429,817,340
Senior Floating Rate Interests	—	208,644,268	190,406		208,834,674
Foreign Government and Agency Securities	—	250,598,168	—		250,598,168
U.S. Government and Agency Securities	—	28,028,928	—		28,028,928
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	49,645,622	—		49,645,622
Mortgage-Backed Securities	—	72,273,169	—		72,273,169
Municipal Bonds	—	17,658,786	—		17,658,786
Short Term Investments	62,289,365	52,599,249	—		114,888,614

Total Investments in Securities	$63,190,695	$1,111,854,745	$2,148,417		$1,177,193,857

Forward Exchange Contracts	$—	$8,632,800	$—		$8,632,800
Swaps	—	2,918	—		2,918
Liabilities:
Forward Exchange Contracts	—	4,014,225	—		4,014,225
Swaps	—	224,374	—		224,374
Unfunded Commitments	—	10,159	23,890		34,049

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2013.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria

FSI-53

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

14. NEW ACCOUNTING PRONOUNCEMENTS (continued)

used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	AGMC - Assured Guaranty Municipal Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	CDO - Collateralized Debt Obligation
DBAB - Deutsche Bank AG	CAD - Canadian Dollar	CLO - Collateralized Loan Obligation
FBCO - Credit Suisse Group AG	EUR - Euro	DIP - Debtor-In-Possession
GSCO - The Goldman Sachs Group, Inc.	GBP - British Pound	FRN - Floating Rate Note
HSBC - HSBC Bank USA, N.A.	HUF - Hungarian Forint	GO - General Obligation
JPHQ - JP Morgan Chase & Co.	IDR - Indonesian Rupiah	L/C - Letter of Credit
MSCO - Morgan Stanley	ILS - New Israeli Shekel	NATL - National Public Financial Guarantee Corp.
UBSW - UBS AG	KRW - South Korean Won	PIK - Payment-In-Kind
	LKR - Sri Lankan Rupee	SF - Single Family
MXN - Mexican Peso
MYR - Malaysian Ringgit
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
UYU - Uruguayan Peso

FSI-54

FRANKLIN TEMPLETON  VIP FOUNDING FUNDS ALLOCATION FUND

This semiannual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1 delivered a total return of +8.52%* for the six-month period ended 6/30/13.

*Management has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain nonroutine expenses) until 4/30/14. Fund investment results reflect the expense reduction, without which the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) delivered a +13.82% total return and the MSCI World Index posted a total return of +8.79% for the same period.1

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked volatility.1 Rising corporate profits and generally favorable economic data bolstered investor confidence, but caution remained about

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

FFA-2

the extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

The global economic recovery was mixed during the first half of 2013. Emerging markets continued to lead the recovery, although they showed signs of slowing. Growth in the U.S. and eurozone continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, advanced during the first six months of 2013. Although emerging markets declined, the losses were more than offset by developed market gains. Regional performance was more consistent with local economic trends, although periodic volatility reflected the global economy’s fragility. Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and global stock prices rebounded from period lows after China’s central bank intervened to calm the country’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings

FFA-3

of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the six months under review, Mutual Shares Securities Fund – Class 1 and Franklin Income Securities Fund – Class 1 underperformed the S&P 500. Templeton Growth Securities Fund – Class 1 performed comparably to the MSCI World Index.

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13	Fund-Level Expenses Incurred During Period** 1/1/13–6/30/13
Actual	$1,000	$1,085.20	$0.52	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,024.30	$0.50	$3.76

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011		2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.55	$7.63	$7.73		$7.15	$5.61	$9.33

Income from investment operations[a]:
Net investment income[b,c]	0.29	0.26	0.25		0.24	0.26	0.28
Net realized and unrealized gains (losses)	0.49	0.90	(0.35)		0.52	1.46	(3.64)

Total from investment operations	0.78	1.16	(0.10)		0.76	1.72	(3.36)

Less distributions from:
Net investment income	(1.15)	(0.24)	—	[d]	(0.18)	(0.18)	(0.19)
Net realized gains	(1.65)	—	—		— [d]	—	(0.17)

Total distributions	(2.80)	(0.24)	—	[d]	(0.18)	(0.18)	(0.36)

Net asset value, end of period	$6.53	$8.55	$7.63		$7.73	$7.15	$5.61

Total return[e]	8.52%	15.56%	(1.28)%		10.64%	30.47%	(35.75)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates[g]	0.12%	0.11%	0.11%		0.11%	0.12%	0.13%
Expenses net of waiver and payments by affiliates[g]	0.10%	0.10%	0.10%		0.10%	0.10%	0.13%
Net investment income[c]	6.30%	4.06%	3.44%		3.04%	4.16%	3.81%

Supplemental data
Net assets, end of period (000’s)	$923	$767	$470		$437	$629	$339
Portfolio turnover rate	2.73%	28.46% [h]	58.42%		17.81%	4.23%	22.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expense of the Underlying Funds was 0.65% for the period ended June 30, 2013.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011		2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.51	$7.59	$7.71		$7.14	$5.61	$9.31

Income from investment operations[a]:
Net investment income[b,c]	0.26	0.25	0.23		0.21	0.26	0.27
Net realized and unrealized gains (losses)	0.51	0.89	(0.35)		0.52	1.44	(3.63)

Total from investment operations	0.77	1.14	(0.12)		0.73	1.70	(3.36)

Less distributions from:
Net investment income	(1.13)	(0.22)	—	[d]	(0.16)	(0.17)	(0.17)
Net realized gains	(1.65)	—	—		— [d]	—	(0.17)

Total distributions	(2.78)	(0.22)	—	[d]	(0.16)	(0.17)	(0.34)

Net asset value, end of period	$6.50	$8.51	$7.59		$7.71	$7.14	$5.61

Total return[e]	8.42%	15.33%	(1.54)%		10.25%	30.25%	(35.87)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates[g]	0.37%	0.36%	0.36%		0.36%	0.37%	0.38%
Expenses net of waiver and payments by affiliates[g]	0.35%	0.35%	0.35%		0.35%	0.35%	0.38%
Net investment income[c]	6.05%	3.81%	3.19%		2.79%	3.91%	3.56%

Supplemental data
Net assets, end of period (000’s)	$490,753	$472,686	$448,101		$488,057	$474,176	$338,320
Portfolio turnover rate	2.73%	28.46% [h]	58.42%		17.81%	4.23%	22.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the period ended June 30, 2013.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011		2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.49	$7.58	$7.71		$7.14	$5.62	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.27	0.30	0.24		0.19	0.23	0.19
Net realized and unrealized gains (losses)	0.49	0.83	(0.37)		0.54	1.46	(2.87)

Total from investment operations	0.76	1.13	(0.13)		0.73	1.69	(2.68)

Less distributions from:
Net investment income	(0.99)	(0.22)	—	[e]	(0.16)	(0.17)	(0.18)
Net realized gains	(1.65)	—	—		— [e]	—	(0.17)

Total distributions	(2.64)	(0.22)	—	[e]	(0.16)	(0.17)	(0.35)

Net asset value, end of period	$6.61	$8.49	$7.58		$7.71	$7.14	$5.62

Total return[f]	8.42%	15.17%	(1.67)%		10.24%	30.06%	(30.81)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.47%	0.46%	0.46%		0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[h]	0.45%	0.45%	0.45%		0.45%	0.45%	0.48%
Net investment income[d]	5.95%	3.71%	3.09%		2.69%	3.81%	3.46%

Supplemental data
Net assets, end of period (000’s)	$552,841	$493,813	$2,860,928		$3,036,272	$1,424,479	$263,001
Portfolio turnover rate	2.73%	28.46% [i]	58.42%		17.81%	4.23%	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the period ended June 30, 2013.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.3%
Mutual Shares Securities Fund, Class 1	17,688,123	$347,748,506

Domestic Hybrid 32.8%
Franklin Income Securities Fund, Class 1	22,684,325	342,533,306

Foreign Equity 32.9%
Templeton Growth Securities Fund, Class 1	26,718,358	344,132,454

Total Investments in Underlying Funds (Cost $825,808,679) 99.0%		1,034,414,266
Other Assets, less Liabilities 1.0%		10,102,562

Net Assets 100.0%		$1,044,516,828

aSee Note 7 regarding investments in Underlying Funds.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds: (Note 7)
Cost	$825,808,679

Value	$1,034,414,266
Cash	11,552,513
Receivables:
Investment securities sold	81,161
Capital shares sold	528,719
Other assets	271

Total assets	1,046,576,930

Liabilities:
Payables:
Capital shares redeemed	1,234,327
Affiliates	615,829
Reports to shareholders	152,046
Accrued expenses and other liabilities	57,900

Total liabilities	2,060,102

Net assets, at value	$1,044,516,828

Net assets consist of:
Paid-in capital	$862,600,740
Undistributed net investment income	27,960,301
Net unrealized appreciation (depreciation)	208,605,587
Accumulated net realized gain (loss)	(54,649,800)

Net assets, at value	$1,044,516,828

Class 1:
Net assets, at value	$922,652

Shares outstanding	141,199

Net asset value and maximum offering price per share	$6.53

Class 2:
Net assets, at value	$490,752,863

Shares outstanding	75,483,682

Net asset value and maximum offering price per share	$6.50

Class 4:
Net assets, at value	$552,841,313

Shares outstanding	83,672,665

Net asset value and maximum offering price per share	$6.61

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 7)	$32,786,345

Expenses:
Administrative fees (Note 3a)	512,404
Distribution fees: (Note 3b)
Class 2	617,798
Class 4	930,674
Unaffiliated transfer agent fees	575
Reports to shareholders	70,198
Professional fees	29,734
Trustees’ fees and expenses	6,296
Other	13,784

Total expenses	2,181,463
Expenses waived/paid by affiliates (Note 3d)	(120,586)

Net expenses	2,060,877

Net investment income	30,725,468

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds	2,377,827
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	48,267,914

Net realized and unrealized gain (loss)	50,645,741

Net increase (decrease) in net assets resulting from operations	$81,371,209

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$30,725,468	$117,257,889
Net realized gain (loss) from Underlying Funds	2,377,827	493,521,519
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	48,267,914	(130,850,160)

Net increase (decrease) in net assets resulting from operations	81,371,209	479,929,248

Distributions to shareholders from:
Net investment income:
Class 1	(113,893)	(14,007)
Class 2	(60,502,595)	(12,894,473)
Class 4	(59,385,848)	(102,116,912)
Net realized gains:
Class 1	(162,965)	—
Class 2	(88,234,067)	—
Class 4	(98,339,718)	—

Total distributions to shareholders	(306,739,086)	(115,025,392)

Capital share transactions: (Note 2)
Class 1	366,440	221,759
Class 2	127,027,412	(28,591,508)
Class 4	175,224,718	(2,678,766,884)

Total capital share transactions	302,618,570	(2,707,136,633)

Net increase (decrease) in net assets	77,250,693	(2,342,232,777)
Net assets:
Beginning of period	967,266,135	3,309,498,912

End of period	$1,044,516,828	$967,266,135

Undistributed net investment income included in net assets:
End of period	$27,960,301	$117,237,169

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’ Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

The Fund indirectly bear its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	19,272	$173,586	49,376	$392,149
Shares issued in reinvestment of distributions	41,633	276,858	1,805	14,007
Shares redeemed	(9,373)	(84,004)	(23,150)	(184,397)

Net increase (decrease)	51,532	$366,440	28,031	$221,759

Class 2 Shares:
Shares sold	3,674,765	$31,916,452	2,983,614	$23,927,917
Shares issued in reinvestment of distributions	22,467,774	148,736,662	1,665,953	12,894,473
Shares redeemed	(6,186,883)	(53,625,702)	(8,143,086)	(65,413,898)

Net increase (decrease)	19,955,656	$127,027,412	(3,493,519)	$(28,591,508)

Class 4 Shares:
Shares sold	4,617,572	$39,853,988	204,285,414	$1,616,018,782
Shares issued on reinvestment of distributions	23,436,191	157,725,566	13,227,579	102,116,912
Shares redeemed in-kind (Note 9)	—	—	(291,650,709)	(2,437,937,443)
Shares redeemed	(2,533,294)	(22,354,836)	(245,221,948)	(1,958,965,135)

Net increase (decrease)	25,520,469	$175,224,718	(319,359,664)	$(2,678,766,884)

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of each Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each Class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

FFA-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

5. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$880,680,869

Unrealized appreciation	$153,733,397
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$153,733,397

6. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the period ended June 30, 2013, aggregated $52,786,345 and $27,931,275, respectively.

7. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the period ended June 30, 2013, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Period
Franklin Income Securities Fund, Class I	20,629,424	2,280,533	225,632	22,684,325	$342,533,306	$22,456,917	$23,632	4.68%
Mutual Shares Securities Fund, Class I	18,291,713	—	603,590	17,688,123	347,748,506	—	1,231,831	6.95%
Templeton Growth Securities Fund, Class I	26,363,969	1,325,211	970,822	26,718,358	344,132,454	10,329,428	1,122,364	17.66%

Total					$1,034,414,266	$32,786,345	$2,377,827

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

FFA-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

9. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $516,992,768 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Underlying Funds and cash.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FFA-18

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

During the fiscal year ended December 31, 2012, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code, received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 13, 2013, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4, shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0100	$0.1692
Class 2	0.0100	0.1692
Class 4	0.0100	0.1692

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the underlying funds, plus any foreign taxes withheld on these dividends.

FFA-19

FRANKLIN U.S. GOVERNMENT FUND

This semiannual report for Franklin U.S. Government Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Franklin U.S. Government Fund – Class 1 had a -2.30% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin U.S. Government Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s primary benchmark, the Barclays U.S. Government Index: Intermediate Component, had a -1.23% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, had a -3.12% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew slowly during the six months ended June 30, 2013. Lackluster consumer spending and declines in exports and commercial real estate hindered first-quarter growth. Large cuts in federal and local government spending, volatile energy prices, business disruptions caused by Superstorm Sandy and the continuing effects of extreme weather conditions on farm production also hurt the economy during the period. However, generally positive labor market, manufacturing, and home sales and construction trends suggested the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts that took effect in 2013 contributed to fluctuations in consumer and business confidence.

In December 2012, the Federal Reserve Board (Fed) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The Fed also agreed to continue purchases of mortgage-backed securities and long-term Treasuries at a monthly pace of $85 billion until conditions improve. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures. On January 1, 2013, Congress agreed to a budget bill that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the “sequester.” The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year. Near period-end, the Fed stated it

1. Source: © 2013 Morningstar.

2. Source: Lipper, Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

could begin slowing its monthly quantitative easing purchases in 2013 if economic conditions improved and terminate the program in mid-2014 if the unemployment rate fell to 7%.

Anticipating an interest rate rise, many investors abruptly sold their fixed income instruments, and the 10-year U.S. Treasury yield rose to 2.52% at period-end from 1.78% on December 31, 2012.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

As financial markets ended the period, uncertainty regarding domestic fiscal policy drove volatility measures higher toward period-end. Despite delivering some of the strongest returns for the first half of the period, most spread sectors generally underperformed U.S. Treasuries.

Mortgages lagged Treasuries during the period. News that the Fed could begin tapering its quantitative easing purchases in 2013 prompted a sell-off in the Treasury market, and the 10-year Treasury note yield rose significantly near period-end. This quick rise in Treasury yields and investor fears of fewer mortgage-backed securities (MBS) purchases pressured both markets, and prices moved lower. Mortgages, in our opinion, remained fairly valued on a relative basis and sector risks remained balanced. The Fed continued to support the sector, as prepayment risk remained heightened with the market priced at a premium and mortgage rates near historical lows. The Fed, with its monthly $85 billion purchases and reinvestments, remained the mortgage market’s largest source of demand. The Fed’s eventual tapering or termination of its asset purchase program posed a risk to the sector and could negatively impact MBS yields relative to Treasury yields. As mortgage rates moved off their historical lows, actual prepayment levels declined.

Within the agency mortgage pass-through sector, Freddie Mac (FHLMC) MBS performed better than their Fannie Mae (FNMA) and Ginnie Mae (GNMA) conventional MBS counterparts. On an excess return basis, higher coupon 5.5% and 5.0% GNMAs were the best performers while lower coupon 3.5% and 3.0% GNMAs lagged.

FUS-3

The Fund’s investment process and strategy did not change and the investment team continued to look for strong cash-flow fundamentals and valuations to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasized agency pass-throughs, primarily GNMA MBS, which remain the only MBS backed by the full faith and credit of the U.S. government, and invested in other agency securities for diversification.3 We remained allocated to the GNMA sector and added to GNMA IIs (pools of mortgages from multiple issuers) with coupons, or yields, in the lower range of 3.5% to 4.0%. We decreased allocation to positions with 4.0% through 5.0% coupons. Our heaviest allocation remained in 3.5% and 4.5% coupons. The Fund’s overweighted allocation to higher coupon 5.0% and 5.5% securities relative to the index benefited performance, while the Fund’s overweighted allocation to 3.5% coupons relative to the index detracted from results.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

3. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 1

FUS-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$977.00	$2.45
Hypothetical (5% return before expenses)	$1,000	$1,022.32	$2.51

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.50%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FUS-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.57	$13.67	$13.34	$13.08	$13.19	$12.89

Income from investment operations[a]:
Net investment income[b]	0.12	0.32	0.42	0.47	0.52	0.59
Net realized and unrealized gains (losses)	(0.43)	(0.03)	0.36	0.25	(0.09)	0.38

Total from investment operations	(0.31)	0.29	0.78	0.72	0.43	0.97

Less distributions from net investment income	(0.39)	(0.39)	(0.45)	(0.46)	(0.54)	(0.67)

Net asset value, end of period	$12.87	$13.57	$13.67	$13.34	$13.08	$13.19

Total return[c]	(2.30)%	2.12%	5.96%	5.56%	3.34%	7.91%
Ratios to average net assets[d]
Expenses	0.50%	0.50%	0.51%	0.52%	0.53%	0.53%	[e]
Net investment income	1.81%	2.36%	3.11%	3.51%	3.96%	4.59%

Supplemental data
Net assets, end of period (000’s)	$113,435	$126,536	$136,628	$157,551	$162,524	$173,018
Portfolio turnover rate	48.97%	45.89%	37.89%	51.04%	27.51%	17.06%
Portfolio turnover rate excluding mortgage dollar rolls[f]	47.30%	45.89%	37.89%	51.04%	27.51%	17.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.31	$13.42	$13.11	$12.87	$12.99	$12.71

Income from investment operations[a]:
Net investment income[b]	0.10	0.28	0.38	0.43	0.48	0.55
Net realized and unrealized gains (losses)	(0.42)	(0.03)	0.35	0.24	(0.09)	0.37

Total from investment operations	(0.32)	0.25	0.73	0.67	0.39	0.92

Less distributions from net investment income	(0.37)	(0.36)	(0.42)	(0.43)	(0.51)	(0.64)

Net asset value, end of period	$12.62	$13.31	$13.42	$13.11	$12.87	$12.99

Total return[c]	(2.47)%	1.89%	5.68%	5.28%	3.09%	7.59%
Ratios to average net assets[d]
Expenses	0.75%	0.75%	0.76%	0.77%	0.78%	0.78%	[e]
Net investment income	1.56%	2.11%	2.86%	3.26%	3.71%	4.34%

Supplemental data
Net assets, end of period (000’s)	$1,240,466	$1,206,089	$894,699	$703,997	$557,809	$450,603
Portfolio turnover rate	48.97%	45.89%	37.89%	51.04%	27.51%	17.06%
Portfolio turnover rate excluding mortgage dollar rolls[f]	47.30%	45.89%	37.89%	51.04%	27.51%	17.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FUS-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Franklin U.S. Government Fund	Principal Amount	Value
Corporate Bonds 1.1%
Private Export Funding Corp.,
secured bond, 2.80%, 5/15/22	$9,000,000	$8,953,641
senior secured note, 3.05%, 10/15/14	6,500,000	6,726,961

Total Corporate Bonds (Cost $16,241,398)		15,680,602

Foreign Government and Agency Securities 0.8%
Government of Tunisia, 1.686%, 7/16/19	7,000,000	6,841,499
International Bank for Reconstruction and Development,
2, zero cpn., 2/15/16	1,868,000	1,817,306
Principal Strip, 7/15/17	1,761,000	1,635,437

Total Foreign Government and Agency Securities (Cost $10,606,096)		10,294,242

Mortgage-Backed Securities 77.6%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 2.3%
FHLMC, 1.625% - 2.481%, 6/01/14 - 5/01/43	12,792,031	13,426,045
FHLMC, 2.486% - 3.308%, 12/01/18 - 9/01/38	12,632,676	13,419,832
FHLMC, 3.339% - 6.104%, 6/01/30 - 8/01/41	4,620,220	4,914,453

		31,760,330

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.1%
FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	5,306,633	5,584,272
FHLMC Gold 30 Year, 3.00%, 11/01/42 - 12/01/42	7,379,546	7,206,363
FHLMC Gold 30 Year, 3.00%, 1/01/43	9,818,450	9,588,031
FHLMC Gold 30 Year, 3.00%, 5/01/43	19,958,505	19,490,120
FHLMC Gold 30 Year, 3.50%, 3/01/32	9,449,056	9,740,020
FHLMC Gold 30 Year, 3.50%, 5/01/43	31,011,389	31,480,565
FHLMC Gold 30 Year, 4.00%, 2/01/41	7,167,063	7,459,560
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 12/01/41	8,259,862	8,609,339
FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	10,307,013	10,871,479
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	14,196,544	15,241,613
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	4,944,589	5,339,379
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	2,905,990	3,231,538
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	1,214,985	1,364,322
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	496,264	561,943
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	6,545	7,077
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	13,289	14,850
FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	804,967	978,743
FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	4,013	4,035
FHLMC PC 30 Year, 8.50%, 9/01/20	798	892

		136,774,141

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 6.1%
FNMA, 1.297% - 2.295%, 4/01/16 - 8/01/42	12,657,263	13,294,683
FNMA, 2.283%, 7/01/38	14,846,596	15,769,683
FNMA, 2.30% - 2.395%, 6/01/21 - 12/01/40	11,151,671	11,831,194
FNMA, 2.397% - 2.72%, 9/01/18 - 12/01/40	11,013,581	11,703,317
FNMA, 2.595%, 10/01/35	16,195,732	17,208,791
FNMA, 2.726% - 7.21%, 8/01/18 - 4/01/41	11,523,749	12,220,599

		82,028,267

Federal National Mortgage Association (FNMA) Fixed Rate 6.8%
FNMA 15 Year, 5.50%, 6/01/16 - 1/01/25	5,316,542	5,737,708
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	343,110	362,368

FUS-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 3.00%, 12/01/42	$383,125	$374,984
FNMA 30 Year, 4.00%, 1/01/41 - 3/01/41	4,767,873	4,996,289
FNMA 30 Year, 4.00%, 6/01/41	8,600,994	8,975,464
FNMA 30 Year, 4.00%, 8/01/41	7,574,198	7,903,963
FNMA 30 Year, 4.50%, 12/01/40	11,625,248	12,320,689
FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	9,415,460	9,984,720
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	17,526,192	18,996,441
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	4,824,230	5,282,972
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	10,605,598	11,552,877
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	1,830,191	2,018,940
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	41,034	44,738
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	146,461	156,308
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	1,493	1,671
FNMA 30 Year, 9.00%, 10/01/26	200,054	235,301
FNMA GL 30 Year, 8.00%, 8/01/19	29,217	29,845
FNMA PL 30 Year, 5.50%, 4/01/34	2,166,813	2,366,013

		91,341,291

Government National Mortgage Association (GNMA) Fixed Rate 52.3%
GNMA I SF 30 Year, 3.00%, 7/15/42	854,454	847,921
GNMA I SF 30 Year, 4.00%, 9/15/41 - 10/15/41	7,046,715	7,401,578
GNMA I SF 30 Year, 4.50%, 7/15/40	7,612,342	8,145,208
GNMA I SF 30 Year, 4.50%, 1/15/39 - 4/15/41	32,579,932	34,968,634
GNMA I SF 30 Year, 5.00%, 4/15/39	7,521,941	8,147,199
GNMA I SF 30 Year, 5.00%, 2/15/40	9,740,506	10,711,353
GNMA I SF 30 Year, 5.00%, 6/15/30 - 9/15/40	51,936,589	56,850,923
GNMA I SF 30 Year, 5.50%, 11/15/28 - 10/15/39	18,166,287	19,941,041
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	9,975,965	11,119,717
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	4,258,875	4,747,830
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	1,253,145	1,373,536
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	1,139,644	1,357,264
GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	343,311	367,596
GNMA I SF 30 Year, 8.25%, 4/15/25	17,732	17,853
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	123,306	133,162
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	35,446	35,815
GNMA I SF 30 Year, 9.50%, 7/15/16 - 12/15/20	107,236	112,553
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	63,446	67,193
GNMA II SF 30 Year, 3.00%, 12/20/42	407,049	403,458
GNMA II SF 30 Year, 3.50%, 12/20/40 - 7/20/42	6,023,095	6,197,648
GNMA II SF 30 Year, 3.50%, 8/20/42	18,166,927	18,682,121
GNMA II SF 30 Year, 3.50%, 9/20/42	50,924,747	52,368,917
GNMA II SF 30 Year, 3.50%, 10/20/42	15,791,690	16,239,525
GNMA II SF 30 Year, 3.50%, 11/20/42	31,643,948	32,541,444
GNMA II SF 30 Year, 3.50%, 12/20/42	23,133,450	23,790,757
GNMA II SF 30 Year, 3.50%, 1/20/43	38,790,664	39,893,623
GNMA II SF 30 Year, 3.50%, 3/20/43	14,860,598	15,284,393
GNMA II SF 30 Year, 3.50%, 4/20/43	18,313,731	18,833,339
GNMA II SF 30 Year, 3.50%, 5/20/43	30,967,307	31,848,043
GNMA II SF 30 Year, 3.50%, 6/20/43	14,046,798	14,446,306
GNMA II SF 30 Year, 4.00%, 11/20/40	7,760,204	8,170,707
GNMA II SF 30 Year, 4.00%, 11/20/41	21,039,265	22,123,440
GNMA II SF 30 Year, 4.00%, 11/20/39 - 1/20/42	30,877,227	32,535,831

FUS-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 4.00%, 1/20/41	$7,681,506	$8,109,305
GNMA II SF 30 Year, 4.00%, 8/20/42	22,194,705	23,351,978
GNMA II SF 30 Year, 4.50%, 4/20/41	25,142,299	26,919,620
GNMA II SF 30 Year, 4.50%, 5/20/41	8,220,629	8,863,063
GNMA II SF 30 Year, 4.50%, 6/20/41	11,676,917	12,469,452
GNMA II SF 30 Year, 4.50%, 7/20/41	12,021,735	12,909,029
GNMA II SF 30 Year, 4.50%, 9/20/41	18,219,822	19,641,962
GNMA II SF 30 Year, 4.50%, 10/20/39 - 10/20/41	19,586,431	21,062,077
GNMA II SF 30 Year, 4.50%, 3/20/42	12,449,404	13,348,784
GNMA II SF 30 Year, 5.00%, 7/20/39	6,654,994	7,278,635
GNMA II SF 30 Year, 5.00%, 8/20/41	10,832,974	11,755,470
GNMA II SF 30 Year, 5.00%, 9/20/33 - 9/20/41	12,504,581	13,708,632
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	15,496,673	17,090,215
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	9,653,678	10,871,679
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	1,094,268	1,262,259
GNMA II SF 30 Year, 7.00%, 5/20/32	18,362	20,754
GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	220,916	256,710
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	24,169	27,121
GNMA II SF 30 Year, 9.50%, 4/20/25	2,823	2,856

		708,655,529

Total Mortgage-Backed Securities (Cost $1,053,994,204)		1,050,559,558

U.S. Government and Agency Securities 19.1%
AID-Israel, 7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	4,316,662
Federal Agricultural Mortgage Corp.,
1.41%, 3/06/20	10,000,000	9,482,900
2.66%, 4/12/22	7,000,000	6,831,762
4.30%, 5/13/19	1,010,000	1,128,599
[b] Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	5,000,000	5,695,140
FFCB, 1.50%, 11/16/15	10,000,000	10,224,290
FHLB,
3.625%, 10/18/13	15,000,000	15,155,490
4.75%, 12/16/16	17,000,000	19,211,938
5.125%, 8/14/13	11,000,000	11,066,330
5.25%, 6/05/17	9,000,000	10,375,668
FICO,
12, Strip, 6/06/18	4,627,000	4,249,886
13P, Strip, 12/27/18	2,500,000	2,266,315
15, Strip, 3/07/16	15,000,000	14,661,420
15P, Strip, 3/07/19	1,798,000	1,614,568
16, Strip, 4/05/17	12,367,000	11,768,227
1P, Strip, 5/11/18	10,000,000	9,215,180
A-P, Strip, 2/08/18	1,000,000	928,889
B-P, Strip, 4/06/18	1,405,000	1,298,717
E-P, Strip, 11/02/18	1,296,000	1,184,525
FNMA, senior note, 5.375%, 6/12/17	17,800,000	20,619,484
HUD, 96-A, 7.63%, 8/01/14	170,000	170,059
SBA,
[a] FRN, 3.125%, 3/25/18	375,222	380,387
PC, 1995-20L, 1, 6.45%, 12/01/15	124,738	131,063
PC, 1996-20L, 1, 6.70%, 12/01/16	186,718	196,849
PC, 1997-20G, 1, 6.85%, 7/01/17	215,749	229,086
PC, 1998-20I, 1, 6.00%, 9/01/18	702,109	757,965

FUS-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Franklin U.S. Government Fund	Principal Amount	Value
U.S. Government and Agency Securities (continued)
TVA,
1.875%, 8/15/22	$6,000,000	$5,505,486
5.88%, 4/01/36	5,000,000	6,226,860
Strip, 11/01/18	2,644,000	2,394,763
Strip, 6/15/19	5,973,000	5,267,314
Strip, 6/15/20	6,138,000	5,135,554
U.S. Treasury Note,
0.875%, 11/30/16	2,500,000	2,501,368
1.25%, 1/31/19	10,000,000	9,836,720
1.75%, 10/31/18	3,000,000	3,041,250
2.375%, 8/31/14	8,000,000	8,201,248
2.375%, 9/30/14	17,000,000	17,457,215
2.375%, 10/31/14	7,000,000	7,200,018
2.50%, 4/30/15	6,950,000	7,223,927
3.125%, 8/31/13	7,000,000	7,035,546
4.75%, 5/15/14	8,000,000	8,318,128

Total U.S. Government and Agency Securities (Cost $254,910,217)		258,506,796

Total Investments before Short Term Investments (Cost $1,335,751,915)		1,335,041,198

Short Term Investments (Cost $14,738,601) 1.1%
Repurchase Agreements (Cost $14,738,601) 1.1%
[c,d] Joint Repurchase Agreement, 0.088%, 7/01/13 (Maturity Value $14,738,708)	14,738,601	14,738,601

Barclays Capital Inc. (Maturity Value $1,679,918)

BNP Paribas Securities Corp. (Maturity Value $1,866,657)

Credit Suisse Securities (USA) LLC (Maturity Value $2,333,285)

Deutsche Bank Securities Inc. (Maturity Value $1,858,846)

HSBC Securities (USA) Inc. (Maturity Value $3,966,629)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,866,657)

Morgan Stanley & Co. LLC (Maturity Value $1,166,716)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17;
U.S. Government Agency Discount Notes, 8/01/13 - 4/21/14; U.S. Treasury Bills, 7/11/13 - 5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 - 1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $15,045,882)

Total Investments (Cost $1,350,490,516) 99.7%		1,349,779,799
Other Assets, less Liabilities 0.3%		4,121,249

Net Assets 100.0%		$1,353,901,048

See Abbreviations on page FUS-21.

aThe coupon rate shown represents the rate at period end.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the value of this security was $5,695,140, representing 0.42% of net assets.

cSee Note 1(b) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FUS-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,335,751,915
Cost - Repurchase agreements	14,738,601

Total cost of investments	$1,350,490,516

Value - Unaffiliated issuers	$1,335,041,198
Value - Repurchase agreements	14,738,601

Total value of investments	1,349,779,799
Receivables:
Investment securities sold	1,088,358
Capital shares sold	673,053
Interest	4,584,487
Other assets	371

Total assets	1,356,126,068

Liabilities:
Payables:
Capital shares redeemed	962,630
Affiliates	1,052,776
Reports to shareholders	164,279
Accrued expenses and other liabilities	45,335

Total liabilities	2,225,020

Net assets, at value	$1,353,901,048

Net assets consist of:
Paid-in capital	$1,360,462,858
Undistributed net investment income	7,526,467
Net unrealized appreciation (depreciation)	(710,717)
Accumulated net realized gain (loss)	(13,377,560)

Net assets, at value	$1,353,901,048

Class 1:
Net assets, at value	$113,434,681

Shares outstanding	8,816,675

Net asset value and maximum offering price per share	$12.87

Class 2:
Net assets, at value	$1,240,466,367

Shares outstanding	98,271,797

Net asset value and maximum offering price per share	$12.62

The accompanying notes are an integral part of these financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Franklin U.S. Government Fund
Investment income:
Interest	$15,499,214

Expenses:
Management fees (Note 3a)	3,154,970
Distribution fees - Class 2 (Note 3c)	1,535,601
Unaffiliated transfer agent fees	385
Custodian fees (Note 4)	10,304
Reports to shareholders	124,979
Professional fees	24,870
Trustees’ fees and expenses	2,405
Other	18,006

Total expenses	4,871,520

Net investment income	10,627,694

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	364,248
Net change in unrealized appreciation (depreciation) on investments	(45,283,694)

Net realized and unrealized gain (loss)	(44,919,446)

Net increase (decrease) in net assets resulting from operations	$(34,291,752)

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$10,627,694	$24,990,033
Net realized gain (loss) from investments	364,248	3,245,395
Net change in unrealized appreciation (depreciation) on investments	(45,283,694)	(6,663,913)

Net increase (decrease) in net assets resulting from operations	(34,291,752)	21,571,515

Distributions to shareholders from:
Net investment income:
Class 1	(3,416,984)	(3,761,370)
Class 2	(35,241,458)	(27,304,487)

Total distributions to shareholders	(38,658,442)	(31,065,857)

Capital share transactions: (Note 2)
Class 1	(6,863,459)	(9,172,267)
Class 2	101,089,564	319,964,942

Total capital share transactions	94,226,105	310,792,675

Net increase (decrease) in net assets	21,275,911	301,298,333
Net assets:
Beginning of period	1,332,625,137	1,031,326,804

End of period	$1,353,901,048	$1,332,625,137

Undistributed net investment income included in net assets:
End of period	$7,526,467	$35,557,215

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Franklin U.S. Government Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Joint Repurchase Agreement (continued)

market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	484,380	$6,554,727	1,027,364	$14,057,416
Shares issued in reinvestment of distributions	262,643	3,416,984	279,656	3,761,370
Shares redeemed	(1,253,587)	(16,835,170)	(1,981,396)	(26,991,053)

Net increase (decrease)	(506,564)	$(6,863,459)	(674,376)	$(9,172,267)

Class 2 Shares:
Shares sold	12,315,358	$162,927,158	30,970,663	$414,540,207
Shares issued in reinvestment of distributions	2,759,707	35,241,458	2,066,956	27,304,487
Shares redeemed	(7,403,227)	(97,079,052)	(9,110,319)	(121,879,752)

Net increase (decrease)	7,671,838	$101,089,564	23,927,300	$319,964,942

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FUS-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

FUS-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2013	$2,102,640
2014	1,618,397
2015	2,329,071
2016	841,479
2017	401,851
2018	426,637

Capital loss carryforwards not subject to expiration:
Short term	$3,809,584
Long term	1,995,270

Total capital loss carryforwards	$13,524,929

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,354,815,822

Unrealized appreciation	$22,034,993
Unrealized depreciation	(27,071,016)

Net unrealized appreciation (depreciation)	$(5,036,023)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $735,535,173 and $646,266,414, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

FUS-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FICO - Financing Corp.
FRN - Floating Rate Note
GL - Government Loan
HUD - Housing and Urban Development
PC - Participation Certificate
PL - Project Loan
SBA - Small Business Administration
SF - Single Family
TVA - Tennessee Valley Authority

FUS-21

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

This semiannual report for Mutual Global Discovery Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Mutual Global Discovery Securities Fund – Class 1 delivered a +12.02% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Global Discovery Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

MGD-1

Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI World Index, generated a total return of +8.79% and the Standard & Poor’s® 500 Index posted a +13.82% total return for the same period.1

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, advanced during the first six months of 2013 as many central banks continued supportive fiscal policies. The economic focus and highly correlated market movements characteristic of previous periods appeared to be supplanted by a more fundamentals-based market environment. Regional performance was also more consistent with local economic trends, although periodic volatility highlighted the recovery’s fragility. Continued U.S. gross domestic product (GDP) growth accompanied improvements in housing, labor and retail sales. Eurozone first-quarter GDP growth missed expectations, although the number of unemployed declined and manufacturing indicator levels increased in the first half of 2013. Japan demonstrated economic progress amid major reflationary initiatives as business confidence, industrial production and retail sales improved and inflation stabilized. However, investor confidence in the country’s radical policy maneuvers wavered. China’s growth rate and manufacturing levels were weaker than expected, and the International Monetary Fund downgraded the country’s growth outlook.

Despite generally accommodative global monetary policies, central banks changed their strategies during the period to reflect the increasingly varied needs of different economies. The U.S. Federal Reserve Board (Fed) vowed to keep interest rates low until the unemployment rate reached 6.5% but ignited considerable market volatility and a Treasury sell-off by suggesting it may taper monthly bond purchases should economic conditions warrant. The European Central Bank cut benchmark interest rates and pledged to maintain systemic support after successfully containing a run

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

MGD-2

on a Cyprus bank. Elsewhere in developed markets, the Bank of Japan’s new governor set an explicit inflation target and pledged to double bond purchases in what many believe was unprecedented policy reform.

Emerging market central banks were more aggressive, with Brazil’s central bank hiking interest rates amid rising inflation and China’s central bank taking measures to curb real estate and credit speculation. Chinese liquidity tightening weighed on credit markets at period-end, and a jump in the interbank lending rate underscored concerns about the country’s shadow banking system. Volatility surfaced in the emerging market region as political protests intensified, and asset prices fell as investors responded to rising bond rates by unwinding highly leveraged emerging market carry trades.2 Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and stock prices rebounded from period lows after China’s central bank intervened to calm the country’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

2. In a carry trade, an investor seeks to profit from an interest rate differential by borrowing low-yielding currencies and lending high-yielding currencies. The use of borrowed capital to facilitate the trade creates leverage for the borrower.

MGD-3

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising equity prices, many Fund investments increased in value during the six-month period. Top contributors included U.S.-based software company Microsoft, U.K-based wireless telecommunications operator Vodafone Group and U.S.-based insurer American International Group (AIG).

Microsoft shares benefited from improved investor sentiment. Following the launch of the Windows 8 operating system in the fall of 2012 and a deceleration in PC sales, skepticism about Microsoft’s future peaked. In April 2013, the company reported quarterly earnings that modestly beat expectations, generally reassuring the market of its prospects. Shares appreciated as the market apparently returned to viewing Microsoft as a stable business with a reasonable future.

Shares of Vodafone Group rallied after rumors arose that Verizon, Inc. was considering taking full control of Verizon Wireless, the U.S. wireless telecommunications company jointly owned by the two phone operators. In addition, shares appeared to rally further following Vodafone’s announcement of its intent to acquire Kabel Deutschland. We viewed

What is meant by “hedge”?

To hedge a position is to seek to reduce the risk of adverse price movements in an asset. Normally, a hedge is implemented as an offsetting position in a related security, such as a currency forward contract.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

MGD-4

the announcement positively as it appeared to offer synergy opportunities and the potential to expand Vodafone’s presence in Germany. We continued to believe that other potential drivers of Vodafone stock performance still exist, including possible improvement in economic conditions across Europe, better revenue per customer as a critical mass of customers migrate to data-oriented plans, and a larger dividend payment from Vodafone’s existing 45% stake in Verizon Wireless.

AIG announced quarterly earnings results that topped consensus estimates because of outperformance in all segments and a general improvement in expense management. In addition, independent credit rating agency Standard & Poor’s upgraded its credit rating for AIG’s property-casualty insurance business. In our view at period-end, AIG stock remained attractively priced despite recent strength.

During the period under review, some of the Fund’s investments lost value and negatively affected performance. These included German engineering and steel conglomerate ThyssenKrupp, U.K.-based mining firm Anglo American and U.S. diversified energy producer CONSOL Energy.

For ThyssenKrupp, European economic weakness, slow progress on the sale of the Steel Americas operations and speculation that the company would need to raise additional capital pressured shares. We were disappointed by the announcement that management would not rule out raising capital this year to address the company’s low book value of equity and customer concerns of corporate risk. Nonetheless, at period-end we continued to see upside potential in the stock given our assessment of ThyssenKrupp’s strong set of assets, ability to generate strong free cash flow, manageable debt maturity ladder and value-creating restructuring plan.

A new holding, Anglo American stock was negatively affected by a sell-off in commodities. In addition, shares came under pressure arising from uncertainty associated with possible restructuring actions. However, Anglo American recently appointed a new chief executive officer (CEO) tasked with a mandate to improve operations and capital discipline. The CEO was expected to roll out a plan for the company within the next several months. We initiated an investment based on the belief that recent declines led shares to trade below our assessment of their intrinsic value.

CONSOL Energy is a low-cost producer of thermal and metallurgical coal, as well as natural gas. Coal companies remained under pressure because of concerns regarding metallurgical prices and potentially

Top 10 Equity Holdings

Mutual Global Discovery Securities Fund

6/30/13

Company Sector/Industry, Country	% of Total Net Assets
ACE Ltd.	2.7%
Insurance, U.S.
Microsoft Corp.	2.7%
Software, U.S.
Merck & Co. Inc.	2.4%
Pharmaceuticals, U.S.
Vodafone Group PLC	2.3%
Wireless Telecommunication Services, U.K.
American International Group Inc.	2.3%
Insurance, U.S.
British American Tobacco PLC	2.0%
Tobacco, U.K.
Royal Dutch Shell PLC, A	1.9%
Oil, Gas & Consumable Fuels, U.K.
Jardine Strategic Holdings Ltd.	1.8%
Industrial Conglomerates, Hong Kong
Medtronic Inc.	1.8%
Health Care Equipment & Supplies, U.S.
Wells Fargo & Co.	1.7%
Commercial Banks, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MGD-5

diminished Chinese demand for the commodity. Share prices were also hurt by the Obama administration’s climate change proposals. We believe that despite some near-term headwinds, CONSOL has the ability to survive the current pricing environment.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor positive impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund

6/30/13

% of Total Net Assets
Commercial Banks	8.9%
Insurance	7.9%
Oil, Gas & Consumable Fuels	7.0%
Tobacco	6.7%
Pharmaceuticals	4.9%
Software	4.5%
Food & Staples Retailing	4.3%
Diversified Financial Services	4.3%
Media	3.6%
Computers & Peripherals	3.4%

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a security at a specific price on a future date.

MGD-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 1

MGD-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,120.20	$5.15
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.98%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MGD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
Class 1			2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.55		$19.66	$21.16	$19.14	$16.12		$24.08

Income from investment operations[a]:
Net investment income[b]	0.28		0.43	0.52	0.38	0.19	[c]	0.37
Net realized and unrealized gains (losses)	2.19		2.21	(1.09)	1.94	3.57		(6.95)

Total from investment operations	2.47		2.64	(0.57)	2.32	3.76		(6.58)

Less distributions from:
Net investment income	—		(0.64)	(0.50)	(0.30)	(0.26)		(0.52)
Net realized gains	—		(1.11)	(0.43)	—	(0.48)		(0.86)

Total distributions	—		(1.75)	(0.93)	(0.30)	(0.74)		(1.38)

Net asset value, end of period	$23.02		$20.55	$19.66	$21.16	$19.14		$16.12

Total return[d]	12.02%		13.63%	(2.73)%	12.24%	23.63%		(28.29)%
Ratios to average net assets[e]
Expenses[f]	0.98%	[g]	0.99%	0.97% [g]	1.00% [g]	1.06%	[g]	0.98% [g]
Expenses incurred in connection with securities sold short	—%		—% [h]	—% [h]	0.02%	0.09%		0.01%
Net investment income	2.53%		2.12%	2.34%	1.93%	1.07%	[c]	1.82%

Supplemental data
Net assets, end of period (000’s)	$1,359		$1,136	$974	$84,213	$86,755		$81,320
Portfolio turnover rate	10.22%		25.63%	26.17% [i]	49.31%	43.35%		22.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

MGD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
Class 2			2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.17		$19.30	$20.80	$18.81	$15.85		$23.69

Income from investment operations[a]:
Net investment income[b]	0.25		0.38	0.43	0.33	0.14	[c]	0.32
Net realized and unrealized gains (losses)	2.16		2.15	(1.04)	1.91	3.50		(6.84)

Total from investment operations	2.41		2.53	(0.61)	2.24	3.64		(6.52)

Less distributions from:
Net investment income	—		(0.55)	(0.46)	(0.25)	(0.20)		(0.46)
Net realized gains	—		(1.11)	(0.43)	—	(0.48)		(0.86)

Total distributions	—		(1.66)	(0.89)	(0.25)	(0.68)		(1.32)

Net asset value, end of period	$22.58		$20.17	$19.30	$20.80	$18.81		$15.85

Total return[d]	11.95%		13.36%	(2.96)%	11.96%	23.31%		(28.45)%
Ratios to average net assets[e]
Expenses[f]	1.23%	[g]	1.24%	1.22% [g]	1.25% [g]	1.31%	[g]	1.23% [g]
Expenses incurred in connection with securities sold short	—%		—% [h]	—% [h]	0.02%	0.09%		0.01%
Net investment income	2.28%		1.87%	2.09%	1.68%	0.82%	[c]	1.57%

Supplemental data
Net assets, end of period (000’s)	$671,647		$660,465	$712,161	$1,351,223	$1,309,852		$1,113,720
Portfolio turnover rate	10.22%		25.63%	26.17% [i]	49.31%	43.35%		22.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

MGD-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
Class 4			2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.38		$19.50	$21.02	$19.02	$16.07		$22.50

Income from investment operations[b]:
Net investment income[c]	0.24		0.36	0.40	0.31	0.11	[d]	0.09
Net realized and unrealized gains (losses)	2.17		2.19	(1.05)	1.94	3.56		(5.14)

Total from investment operations	2.41		2.55	(0.65)	2.25	3.67		(5.05)

Less distributions from:
Net investment income	—		(0.56)	(0.44)	(0.25)	(0.24)		(0.52)
Net realized gains	—		(1.11)	(0.43)	—	(0.48)		(0.86)

Total distributions	—		(1.67)	(0.87)	(0.25)	(0.72)		(1.38)

Net asset value, end of period	$22.79		$20.38	$19.50	$21.02	$19.02		$16.07

Total return[e]	11.83%		13.27%	(3.08)%	11.87%	23.19%		(23.48)%
Ratios to average net assets[f]
Expenses[g]	1.33%	[h]	1.34%	1.32% [h]	1.35% [h]	1.41%	[h]	1.33% [h]
Expenses incurred in connection with securities sold short	—%		—% [i]	—% [i]	0.02%	0.09%		0.01%
Net investment income	2.18%		1.77%	1.99%	1.58%	0.72%	[d]	1.47%

Supplemental data
Net assets, end of period (000’s)	$65,609		$62,346	$66,695	$70,613	$59,178		$23,981
Portfolio turnover rate	10.22%		25.63%	26.17% [j]	49.31%	43.35%		22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for [uncollectible interest] as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

MGD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 88.6%
Aerospace & Defense 0.8%
Safran SA	France	107,185	$5,598,134

Auto Components 1.0%
Continental AG	Germany	42,633	5,693,607
[a,b] International Automotive Components Group Brazil LLC	Brazil	424,073	93,105
[a,b,c] International Automotive Components Group North America, LLC	United States	4,052,916	1,819,151

			7,605,863

Automobiles 0.6%
[a] General Motors Co.	United States	136,940	4,561,471

Beverages 1.4%
Coca-Cola Enterprises Inc.	United Kingdom	96,500	3,392,940
Dr. Pepper Snapple Group Inc.	United States	120,110	5,516,652
Pernod Ricard SA	France	12,134	1,345,510

			10,255,102

Capital Markets 2.1%
Morgan Stanley	United States	383,010	9,356,934
UBS AG	Switzerland	360,289	6,131,605

			15,488,539

Commercial Banks 8.9%
[a,b,d] The Bankshares Inc.	United States	800,000	3,837,768
Barclays PLC	United Kingdom	792,081	3,354,009
BNP Paribas SA	France	138,020	7,540,965
[a] Capital Bank Financial Corp., A	United States	78,494	1,490,601
[a,e] Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	5,125,819
[a] CIT Group Inc.	United States	99,532	4,641,177
HSBC Holdings PLC	United Kingdom	586,355	6,081,344
KB Financial Group Inc.	South Korea	101,400	3,035,609
PNC Financial Services Group Inc.	United States	157,001	11,448,513
Societe Generale	France	98,010	3,367,972
SunTrust Banks Inc.	United States	96,864	3,057,997
Wells Fargo & Co.	United States	307,140	12,675,668

			65,657,442

Communications Equipment 1.2%
Cisco Systems Inc.	United States	359,180	8,731,666

Computers & Peripherals 3.4%
Apple Inc.	United States	29,121	11,534,246
Dell Inc.	United States	462,100	6,169,035
Hewlett-Packard Co.	United States	311,640	7,728,672

			25,431,953

Construction & Engineering 0.7%
Vinci SA	France	99,255	4,981,123

Consumer Finance 0.0%†
[a] Comdisco Holding Co. Inc.	United States	44	218

Diversified Financial Services 3.6%
Citigroup Inc.	United States	243,290	11,670,621
[a] ING Groep NV, IDR	Netherlands	1,161,320	10,581,425
JPMorgan Chase & Co.	United States	62,020	3,274,036

MGD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services (continued)
NYSE Euronext	United States	20,802	$861,203

			26,387,285

Diversified Telecommunication Services 0.7%
[a,f,g] Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
[a,f,g] Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
Vivendi SA	France	252,091	4,774,353

			4,774,353

Electric Utilities 1.2%
Exelon Corp.	United States	288,450	8,907,336

Electrical Equipment 0.7%
Alstom SA	France	158,488	5,190,405

Electronic Equipment, Instruments & Components 0.0%†
Hoya Corp.	Japan	11,270	232,808

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	147,071	6,784,385
Ensco PLC, A	United States	95,904	5,573,941
Transocean Ltd.	United States	120,473	5,776,680

			18,135,006

Food & Staples Retailing 4.3%
China Resources Enterprise Ltd.	China	1,266,000	3,966,477
CVS Caremark Corp.	United States	121,031	6,920,553
Koninklijke Ahold NV	Netherlands	220,456	3,281,348
Metro AG	Germany	318,004	10,066,775
Walgreen Co.	United States	176,650	7,807,930

			32,043,083

Health Care Equipment & Supplies 2.2%
Medtronic Inc.	United States	257,934	13,275,863
Stryker Corp.	United States	46,588	3,013,312

			16,289,175

Health Care Providers & Services 2.3%
Cigna Corp.	United States	161,581	11,713,007
WellPoint Inc.	United States	62,210	5,091,266

			16,804,273

Hotels, Restaurants & Leisure 1.1%
Accor SA	France	233,246	8,207,952

Independent Power Producers & Energy Traders 1.3%
NRG Energy Inc.	United States	364,067	9,720,589

Industrial Conglomerates 3.0%
Jardine Matheson Holdings Ltd.	Hong Kong	141,097	8,536,369
Jardine Strategic Holdings Ltd.	Hong Kong	371,698	13,492,637

			22,029,006

Insurance 7.9%
ACE Ltd.	United States	223,660	20,013,097
[a] Alleghany Corp.	United States	2,730	1,046,436
[a] American International Group Inc.	United States	376,943	16,849,352
E-L Financial Corp. Ltd.	Canada	5,378	3,248,233

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
[a,b] Imagine Group Holdings Ltd.	Bermuda	56,213	$489,981
MetLife Inc.	United States	78,866	3,608,908
[a,b] Olympus Re Holdings Ltd.	United States	2,140	—
PartnerRe Ltd.	Bermuda	94,940	8,597,766
Zurich Insurance Group AG	Switzerland	17,558	4,552,797

			58,406,570

Marine 1.5%
A.P. Moller-Maersk AS, B	Denmark	1,565	11,208,907

Media 3.6%
Comcast Corp., Special A	United States	48,623	1,928,875
Daekyo Co. Ltd.	South Korea	3,463	21,947
Reed Elsevier PLC	United Kingdom	792,969	9,011,738
Time Warner Cable Inc.	United States	54,909	6,176,164
[a] Tribune Co., A	United States	43,818	2,493,244
[a] Tribune Co., B	United States	26,867	1,524,702
Twenty-First Century Fox Inc., B	United States	170,160	5,584,651

			26,741,321

Metals & Mining 2.1%
Anglo American PLC	United Kingdom	275,805	5,312,436
Freeport-McMoRan Copper & Gold Inc., B	United States	135,280	3,735,081
[a] ThyssenKrupp AG	Germany	344,296	6,764,868

			15,812,385

Multi-Utilities 0.8%
GDF Suez	France	305,073	5,974,343

Multiline Retail 0.7%
Kohl’s Corp.	United States	99,870	5,044,434

Office Electronics 1.3%
Xerox Corp.	United States	1,021,107	9,261,440

Oil, Gas & Consumable Fuels 7.0%
Apache Corp.	United States	135,117	11,326,858
BG Group PLC	United Kingdom	235,965	4,014,829
BP PLC	United Kingdom	1,318,154	9,128,969
CONSOL Energy Inc.	United States	205,976	5,581,950
Marathon Oil Corp.	United States	178,885	6,185,843
Royal Dutch Shell PLC, A	United Kingdom	446,141	14,253,758
[a] WPX Energy Inc.	United States	59,656	1,129,885

			51,622,092

Paper & Forest Products 0.2%
[a] NewPage Holdings Inc.	United States	19,416	1,698,900

Personal Products 0.8%
Avon Products Inc.	United States	287,177	6,039,332

Pharmaceuticals 4.9%
Eli Lilly & Co.	United States	59,600	2,927,552
Merck & Co. Inc.	United States	376,658	17,495,764
Novartis AG, ADR	Switzerland	126,364	8,935,199
Teva Pharmaceutical Industries Ltd., ADR	Israel	174,840	6,853,728

			36,212,243

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Shares		Value
Common Stocks and Other Equity Interests (continued)
Real Estate Management & Development 0.6%
[g] Canary Wharf Group PLC	United Kingdom	487,324		$2,079,361
Great Eagle Holdings Ltd.	Hong Kong	314,466		1,200,136
Swire Pacific Ltd., B	Hong Kong	359,909		850,126

				4,129,623

Software 4.5%
[a] Check Point Software Technologies Ltd.	Israel	130,472		6,481,849
Microsoft Corp.	United States	576,608		19,910,274
Symantec Corp.	United States	312,280		7,016,932

				33,409,055

Specialty Retail 0.7%
Kingfisher PLC	United Kingdom	973,910		5,081,157

Tobacco 6.7%
Altria Group Inc.	United States	278,254		9,736,108
British American Tobacco PLC	United Kingdom	291,278		14,925,446
Imperial Tobacco Group PLC	United Kingdom	213,756		7,413,697
Lorillard Inc.	United States	248,799		10,867,540
Philip Morris International Inc.	United States	75,124		6,507,241

				49,450,032

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	United Kingdom	6,057,446		17,310,226

Total Common Stocks and Other Equity Interests (Cost $536,030,856)				654,434,842

Preferred Stocks (Cost $5,430,000) 0.7%
Diversified Financial Services 0.7%
[a,b] Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000		4,928,594

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 4.4%
[h] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	1,512,445		1,134,333
Clear Channel Communications Inc.,
[e] senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	5,184,000		5,054,400
[h,i] Tranche B Term Loan, 3.845%, 1/29/16	United States	1,990,020		1,824,849
[h,i] Tranche C Term Loan, 3.845%, 1/29/16	United States	345,626		312,792
[h,i] Tranche D Term Loan, 6.945%, 1/30/19	United States	6,889,154		6,297,121
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., second lien, 11.00%, 10/01/21	United States	864,000		930,960
[h] Hilton Worldwide Inc.,
Mezzanine F Loan, FRN, 4.443%, 11/12/15	United States	734,917		723,894
Mezzanine G Loan, FRN, 4.693%, 11/12/15	United States	1,323,578		1,303,724
[h,i] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.693%, 10/10/17	United States	12,912,264		9,077,321
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	6,359,000		635,900
[e] senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000		4,435,987
[e] Wind Acquisition Finance SA,
senior secured note, 144A, 11.75%, 7/15/17	Italy	135,000		141,075
third lien, 144A, 11.75%, 7/15/17	Italy	394,000	EUR	535,928

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $35,340,921)				32,408,284

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount*	Value
Corporate Notes in Reorganization 0.8%
[e,j] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	5,214,000	$6,087,345
[b,j] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—

Total Corporate Notes in Reorganization (Cost $5,391,442)			6,087,345

		Shares
Companies in Liquidation 1.0%
[a] Adelphia Recovery Trust	United States	5,379,562	7,531
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	4,719
[a,b] AET&D Holdings No. 1 Pty. Ltd.	Australia	1,361,600	—
[a,f,g] Century Communications Corp., Contingent Distribution	United States	1,074,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
[a],[k] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	7,633,415
[a,f,g] NewPage Corp., Litigation Trust, Contingent Distribution	United States	4,854,000	—
[a,f,g] Tribune Litigation Trust, Contingent Distribution	United States	56,883	—

Total Companies in Liquidation (Cost $8,239,386)			7,645,665

		Principal Amount*
Asset-Backed Securities 0.1%
Airlines 0.1%
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	43,154	45,959
American Airlines Pass Through Trust,
2009-1A, 10.375%, 7/02/19	United States	111,987	119,336
2011-2A, 8.625%, 4/15/23	United States	473,193	504,542

Total Asset-Backed Securities (Cost $657,210)			669,837

Total Investments before Short Term Investments (Cost $591,089,815)			706,174,567

Short Term Investments 2.7%
U.S. Government and Agency Securities 2.7%
[l] FHLB, 7/01/13	United States	3,600,000	3,600,000
[l,m] U.S. Treasury Bills, 7/05/13 - 11/29/13	United States	16,500,000	16,498,839

Total U.S. Government and Agency Securities (Cost $20,097,921)			20,098,839

Total Investments (Cost $611,187,736) 98.3%			726,273,406
Other Assets, less Liabilities 1.7%			12,341,627

Net Assets 100.0%			$738,615,033

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cAt June 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 11 regarding holdings of 5% voting securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $21,380,554, representing 2.89% of net assets.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2013, the aggregate value of these securities was 2,079,361, representing 0.28% of net assets.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(g) regarding senior floating rate interests.

jSee Note 7 regarding credit risk and defaulted securities.

kBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

lThe security is traded on a discount basis with no stated coupon rate.

mSecurity or a portion of the security has been pledged as collateral for open futures contracts. At June 30, 2013, the value of this security and/or cash pledged as collateral was $817,651, representing 0.11% of net assets.

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund

At June 30, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	236	$38,417,850	9/16/13	$826,043	$—
GBP/USD	Short	167	15,869,175	9/16/13	446,323	—

Net unrealized appreciation (depreciation)					$1,272,366

At June 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Buy	3,153,555	$4,196,200	7/17/13	$—	$(91,057)
Euro	FBCO	Buy	2,443,642	3,240,691	7/17/13	—	(59,677)
Euro	BOFA	Buy	668,918	881,371	7/17/13	—	(10,606)
Euro	DBAB	Buy	1,027,491	1,344,485	7/17/13	—	(6,947)
Euro	BZWS	Buy	530,973	694,570	7/17/13	—	(3,375)
Euro	BZWS	Sell	6,973,353	9,311,832	7/17/13	234,263	—
Euro	FBCO	Sell	616,333	836,961	7/17/13	34,649	—
Euro	BOFA	Sell	702,972	948,770	7/17/13	33,676	—
Euro	HSBC	Sell	145,871	196,576	7/17/13	6,688	—
Euro	DBAB	Sell	6,938,191	9,074,789	7/17/13	42,992	—
Euro	SCBT	Sell	152,743	204,744	7/17/13	5,911	—
Euro	HAND	Sell	219,726	300,880	7/17/13	14,851	—
British Pound	BOFA	Sell	154,879	233,903	7/19/13	—	(1,610)
British Pound	HSBC	Sell	6,381,268	9,718,671	7/19/13	15,149	—
British Pound	DBAB	Sell	515,187	793,675	7/19/13	10,268	—
British Pound	BOFA	Sell	353,907	539,357	7/19/13	1,196	—
British Pound	FBCO	Sell	745,861	1,144,258	7/19/13	10,083	—
British Pound	SCBT	Sell	330,147	512,957	7/19/13	10,927	—
Japanese Yen	FBCO	Sell	48,660,000	474,634	7/22/13	—	(15,984)
Japanese Yen	DBAB	Buy	2,382,489	24,458	7/22/13	—	(436)
Japanese Yen	SCBT	Buy	199,414,300	1,974,399	7/22/13	36,214	—
Japanese Yen	FBCO	Buy	136,219,050	1,340,316	7/22/13	33,125	—
Japanese Yen	FBCO	Sell	319,152,400	3,249,754	7/22/13	31,870	—
South Korean Won	FBCO	Buy	64,174,899	57,019	8/12/13	—	(974)
South Korean Won	FBCO	Buy	207,870,000	179,698	8/12/13	1,949	—
South Korean Won	FBCO	Sell	1,951,531,329	1,745,864	8/12/13	41,544	—
South Korean Won	DBAB	Sell	975,473,603	872,612	8/12/13	20,707	—
South Korean Won	BOFA	Sell	812,919,967	725,952	8/12/13	16,009	—
Swiss Franc	DBAB	Buy	488,611	530,412	8/12/13	—	(13,071)
Swiss Franc	FBCO	Buy	1,078,252	1,148,093	8/12/13	—	(6,441)
Swiss Franc	FBCO	Sell	399,383	422,027	8/12/13	—	(840)
Swiss Franc	DBAB	Buy	1,119,335	1,169,524	8/12/13	15,626	—
Swiss Franc	BOFA	Buy	159,870	166,710	8/12/13	2,560	—
Swiss Franc	BZWS	Buy	97,320	101,553	8/12/13	1,489	—
Swiss Franc	FBCO	Sell	4,056,456	4,428,755	8/12/13	133,783	—
Swiss Franc	DBAB	Sell	3,764,417	4,108,817	8/12/13	123,055	—
Swiss Franc	BOFA	Sell	166,682	180,337	8/12/13	3,854	—
Swiss Franc	SCBT	Sell	305,000	326,594	8/12/13	3,661	—
British Pound	FBCO	Sell	2,717,782	4,199,038	8/19/13	67,196	—

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Global Discovery Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BOFA	Sell	3,447,658	$5,343,870	8/19/13	$102,396	$—
British Pound	SCBT	Sell	4,462,034	6,916,153	8/19/13	132,523	—
British Pound	DBAB	Sell	1,306,562	1,995,166	8/19/13	8,799	—
Euro	BOFA	Sell	6,787,759	8,884,624	8/30/13	46,852	—
Euro	BZWS	Sell	6,187,990	8,093,953	8/30/13	37,089	—
Euro	FBCO	Sell	789,389	1,029,654	8/30/13	1,857	—
Euro	HSBC	Sell	244,755	319,958	8/30/13	1,283	—
Euro	DBAB	Sell	523,592	686,046	8/30/13	4,321	—
Euro	SCBT	Sell	437,359	570,430	8/30/13	981	—
Euro	HAND	Sell	243,092	317,351	8/30/13	841	—
Canadian Dollar	SCBT	Sell	477,233	468,518	9/18/13	15,515	—
Canadian Dollar	DBAB	Sell	2,494,262	2,435,507	9/18/13	67,881	—
Euro	BOFA	Sell	2,967,702	3,888,684	10/16/13	23,768	—
Euro	BZWS	Sell	2,981,061	3,903,550	10/16/13	21,237	—
Euro	FBCO	Sell	2,261,998	2,971,946	10/16/13	26,087	—
British Pound	BOFA	Sell	6,529,535	9,937,952	10/21/13	14,890	—
Euro	FBCO	Sell	5,854,388	7,539,918	11/18/13	—	(85,802)
Euro	DBAB	Sell	668,658	864,953	11/18/13	—	(6,018)
Euro	SCBT	Sell	521,864	675,819	11/18/13	—	(3,942)
Euro	BOFA	Sell	627,484	813,479	11/18/13	—	(3,859)
Euro	BOFA	Sell	273,861	356,820	11/18/13	99	—
Euro	HSBC	Sell	273,861	356,987	11/18/13	265	—
Euro	SCBT	Sell	198,459	258,725	11/18/13	219	—
British Pound	DBAB	Buy	974,420	1,524,980	11/21/13	—	(44,398)
British Pound	FBCO	Buy	1,958,920	2,999,470	11/21/13	—	(22,992)
British Pound	FBCO	Sell	5,506,963	8,354,063	11/21/13	—	(13,487)
British Pound	SCBT	Buy	410,151	630,148	11/21/13	—	(6,944)
British Pound	DBAB	Sell	4,399,722	6,678,778	11/21/13	—	(6,376)
British Pound	BOFA	Sell	4,818,593	7,317,033	11/21/13	—	(4,573)
British Pound	HSBC	Buy	122,777	188,545	11/21/13	—	(1,993)
British Pound	FBCO	Buy	1,183,032	1,796,876	11/21/13	1,806	—

Unrealized appreciation (depreciation)						1,462,004	(411,402)

Net unrealized appreciation (depreciation)						$1,050,602

See Abbreviations on page MGD-36.

The accompanying notes are an integral part of these financial statements.

MGD-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$603,187,736
Cost - Non-controlled affiliated issuers (Note 11)	8,000,000

Total cost of investments	$611,187,736

Value - Unaffiliated issuers	$722,435,638
Value - Non-controlled affiliated issuers (Note 11)	3,837,768

Total value of investments	726,273,406
Cash	5,218,517
Restricted cash (Note 1d)	160,000
Foreign currency, at value (cost $1,679,772)	1,679,038
Receivables:
Investment securities sold	3,177,922
Capital shares sold	327,712
Dividends and interest	3,263,774
Variation margin	136,694
Unrealized appreciation on forward exchange contracts	1,462,004
Other assets	159,385

Total assets	741,858,452

Liabilities:
Payables:
Investment securities purchased	231,537
Capital shares redeemed	1,195,521
Affiliates	913,639
Reports to shareholders	225,548
Due to brokers	160,000
Unrealized depreciation on forward exchange contracts	411,402
Accrued expenses and other liabilities	105,772

Total liabilities	3,243,419

Net assets, at value	$738,615,033

Net assets consist of:
Paid-in capital	$501,226,325
Undistributed net investment income	23,868,897
Net unrealized appreciation (depreciation)	117,397,498
Accumulated net realized gain (loss)	96,122,313

Net assets, at value	$738,615,033

The accompanying notes are an integral part of these financial statements.

MGD-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Mutual Global Discovery Securities Fund
Class 1:
Net assets, at value	$1,358,521

Shares outstanding	59,013

Net asset value and maximum offering price per share	$23.02

Class 2:
Net assets, at value	$671,647,421

Shares outstanding	29,751,389

Net asset value and maximum offering price per share	$22.58

Class 4:
Net assets, at value	$65,609,091

Shares outstanding	2,879,044

Net asset value and maximum offering price per share	$22.79

The accompanying notes are an integral part of these financial statements.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Mutual Global Discovery Securities Fund
Investment income:
Dividends	$10,928,425
Interest	2,209,795
Income from securities loaned	79,199

Total investment income	13,217,419

Expenses:
Management fees (Note 3a)	3,011,654
Administrative fees (Note 3b)	512,827
Distribution fees: (Note 3c)
Class 2	857,969
Class 4	113,850
Unaffiliated transfer agent fees	670
Custodian fees (Note 4)	32,810
Reports to shareholders	59,336
Professional fees	69,886
Trustees’ fees and expenses	1,520
Other	15,150

Total expenses	4,675,672
Expense reductions (Note 4)	(21)

Net expenses	4,675,651

Net investment income	8,541,768

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,147,773
Written options	6,664
Foreign currency transactions	9,037
Futures contracts	(418,947)

Net realized gain (loss)	29,744,527

Net change in unrealized appreciation (depreciation) on:
Investments	39,923,424
Translation of other assets and liabilities denominated in foreign currencies	6,468,233

Net change in unrealized appreciation (depreciation)	46,391,657

Net realized and unrealized gain (loss)	76,136,184

Net increase (decrease) in net assets resulting from operations	$84,677,952

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$8,541,768	$14,067,363
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	29,744,527	86,155,202
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	46,391,657	(5,719,893)

Net increase (decrease) in net assets resulting from operations	84,677,952	94,502,672

Distributions to shareholders from:
Net investment income:
Class 1	—	(32,000)
Class 2	—	(17,455,646)
Class 4	—	(1,713,076)
Net realized gains:
Class 1	—	(55,531)
Class 2	—	(35,238,248)
Class 4	—	(3,402,551)

Total distributions to shareholders	—	(57,897,052)

Capital share transactions: (Note 2)
Class 1	84,583	115,172
Class 2	(66,104,228)	(85,201,977)
Class 4	(3,990,750)	(7,400,610)

Total capital share transactions	(70,010,395)	(92,487,415)

Net increase (decrease) in net assets	14,667,557	(55,881,795)
Net assets:
Beginning of period	723,947,476	779,829,271

End of period	$738,615,033	$723,947,476

Undistributed net investment income included in net assets:
End of period	$23,868,897	$15,327,129

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Mutual Global Discovery Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2013, 77.57% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs

MGD-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2013, the Fund had no OTC derivatives in a net liability position for such contracts. However, absent an event of default or early termination, OTC derivative asset and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2013, the Fund received $300,450 in U.S. Treasury Bills as collateral for derivatives.

The Fund entered into exchange traded financial futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

(swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At June 30, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2013, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the

MGD-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Guarantees and Indemnifications (continued)

Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	7,389	$166,756	11,112	$227,652
Shares issued in reinvestment of distributions	—	—	4,331	87,532
Shares redeemed	(3,686)	(82,173)	(9,680)	(200,012)

Net increase (decrease)	3,703	$84,583	5,763	$115,172

Class 2 Shares:
Shares sold	1,666,347	$36,606,139	1,636,877	$33,107,971
Shares issued in reinvestment of distributions	—	—	2,653,268	52,693,893
Shares redeemed	(4,652,085)	(102,710,367)	(8,457,161)	(171,003,841)

Net increase (decrease)	(2,985,738)	$(66,104,228)	(4,167,016)	$(85,201,977)

Class 4 Shares:
Shares sold	116,415	$2,628,388	79,532	$1,636,846
Shares issued on reinvestment of distributions	—	—	255,016	5,115,627
Shares redeemed	(297,237)	(6,619,138)	(694,727)	(14,153,083)

Net increase (decrease)	(180,822)	$(3,990,750)	(360,179)	$(7,400,610)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$612,571,773

Unrealized appreciation	$160,064,344
Unrealized depreciation	(46,362,711)

Net unrealized appreciation (depreciation)	$113,701,633

MGD-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, pass-through entity income, bond discounts and premiums and financial futures transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $73,853,610 and $137,967,663, respectively.

Transactions in options written during the period ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	108	23,165
Options expired	—	—
Options exercised	(99)	(13,860)
Options closed	(9)	(9,305)

Options outstanding at June 30, 2013	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $6,087,345, representing 0.82% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

MGD-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

9. RESTRICTED SECURITIES (continued)

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,361,600	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
800,000	The Bankshares Inc.	3/22/07	8,000,000	3,837,768
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	595	—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	4,928,594
56,213	Imagine Group Holdings Ltd.	8/31/04	575,705	489,981
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	93,105
4,052,916	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	3,247,714	1,819,151
2,140	Olympus Re Holdings Ltd.	12/19/01	200,998	—

	Total Restricted Securities (Value is 1.51% of Net Assets)		$17,736,641	$11,168,599

10. OTHER DERIVATIVE INFORMATION

At June 30, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	$2,734,370[a]	Unrealized depreciation on forward exchange contracts	$411,402

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(160,341)	$7,349,256
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	6,664	—

MGD-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2013, the average month end market value of derivatives represented 0.59% of average month end net assets. The average month end number of open derivative contracts for the period was 117.

See Note 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (Value is 0.52% of Net Assets)	800,000	—	—	800,000	$3,837,768	$—	$—

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments

MGD-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

13. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$5,693,607	$—	$1,912,256		$7,605,863
Commercial Banks	61,819,674	—	3,837,768		65,657,442
Diversified Financial Services	26,387,285	—	4,928,594		31,315,879
Insurance	57,916,589	—	489,981	[b]	58,406,570
Media	25,216,619	1,524,702	—		26,741,321
Paper & Forest Products	—	1,698,900	—		1,698,900
Real Estate Management & Development	2,050,262	—	2,079,361		4,129,623
All Other Equity Investments[c]	463,807,838	—	—	[b]	463,807,838
Corporate Bonds, Notes and Senior Floating Rate Interests	—	32,408,284	—		32,408,284
Corporate Notes in Reorganization	—	6,087,345	—	[b]	6,087,345
Companies in Liquidation	—	7,645,665	—	[b]	7,645,665
Asset-Backed Securities	—	669,837	—		669,837
Short Term Investments	16,498,839	3,600,000	—		20,098,839

Total Investments in Securities	$659,390,713	$53,634,733	$13,247,960		$726,273,406

Forward Exchange Contracts	—	1,462,004	—		1,462,004
Futures Contracts	1,272,366	—	—		1,272,366
Liabilities:
Forward Exchange Contracts	—	411,402	—		411,402

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2013.

cFor detailed categories, see the accompanying Statement of Investments.

MGD-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

13. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At June 30, 2013, the reconciliation of assets are as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets
Investments in Securities:
Equity Investments:[b]
Auto Com ponents	$1,600,592		$368,443	$—	$—	$—	$—	$—	$(56,779)	$1,912,256		$(56,779)
Commercial Banks	8,957,064	[c]	—	—	—	(5,954,429)	—	—	835,133	3,837,768		530,792
Diversified Financial Services	4,239,527		—	—	—	—	—	—	689,067	4,928,594		689,067
Diversified Tele communi cation Services	32,587	[c]	—	—	—	—	—	—	(32,587)	—	[c]	(32,587)
Insurance	648,760	[c]	—	—	—	—	—	—	(158,779)	489,981	[c]	(158,779)
Real Estate Management & Development	3,812,118		—	—	—	(2,276,952)	—	—	544,195	2,079,361		231,404
Corporate Notes in Reorgani zation	—	[c]	—	(66)	—	—	—	—	66	—	[c]	—

Total	$19,290,648		$368,443	$(66)	$—	$(8,231,381)	$—	$—	$1,820,316	$13,247,960		$1,203,118

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input and/or the availability of a quoted market price in an active market for identical securities.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2013, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/Range	Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$1,819,151	Market comparables	Discount for lack of marketability	15%	Decrease
			EV / EBITDA multiple	4.6x	Increase[c]
Commercial Banks	3,837,768	Market comparables	Discount for lack of marketability	10%	Decrease[c]
			Price / tangible book multiple	1.4x	Increase[d]
Diversified Financial Services	4,928,594	Discounted cash flow model	Cost of equity	15.2%	Decrease[c]
			Long-term revenue growth rate	6.2% - 40.2%	Increase[d]
			Adjusted EBITDA margin	6% - 21%	Increase[d]
Real Estate Management & Development	2,079,361	Market comparables	Discount for lack of marketability	8%	Decrease[c]
All Other Investments[e]	583,086
Total	$13,247,960

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

MGD-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

bIncludes common and preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Notes	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	EBITDA - Earnings before interest, taxes, depreciation and amortization	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound		FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	USD - United States Dollar	EV - Enterprise value	FRN - Floating Rate Note
FBCO - Credit Suisse Group AG			IDR - International Depositary Receipt
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank

MGD-36

MUTUAL SHARES SECURITIES FUND

This semiannual report for Mutual Shares Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Mutual Shares Securities Fund – Class 1 delivered a +12.66% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Shares Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), delivered a +13.82% total return for the period under review.1

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the six-month period ended June 30, 2013. Increasing job creation helped lower the unemployment rate and absorb new job seekers, and consumer spending remained strong. Accelerating new and existing home sale accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded every month except May.

Budgetary agreement between Congress and the President on January 1 preserved lower income tax rates for most U.S. households, but concern remained about how the expired payroll tax cut, far-reaching federal spending cuts, and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

Amid these fiscal and monetary developments, a slow and steady U.S. recovery continued. U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period, even though Chairman Bernanke’s statements sparked volatility.2 Rising corporate profits and generally favorable economic data bolstered investor confidence, but caution remained about the

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

extent to which positive business and market results were dependent on continuation of the Fed’s accommodative monetary policy.

The global economic recovery was mixed during the first half of 2013. Emerging markets continued to lead the recovery, although they showed signs of slowing. Growth in the U.S. and eurozone continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, advanced during the first six months of 2013. Although emerging markets declined, the losses were more than offset by developed market gains. Regional performance was more consistent with local economic trends, although periodic volatility reflected the global economy’s fragility. Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and global stock prices rebounded from period lows after China’s central bank intervened to calm the country’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising U.S. equity prices, many Fund holdings increased in value during the six-month period. Top contributors included software company Microsoft, insurer American International Group (AIG) and retailer Kroger.

Microsoft shares benefited from improved investor sentiment. Following the launch of the Windows 8 operating system in the fall of 2012 and a deceleration in PC sales, skepticism about Microsoft’s future peaked. In April 2013, the company reported quarterly earnings that modestly beat expectations, generally reassuring the market of its prospects. Shares appreciated as the market apparently returned to viewing Microsoft as a stable business with a reasonable future.

What is meant by “hedge”?

To hedge a position is to seek to reduce the risk of adverse price movements in an asset. Normally, a hedge is implemented as an offsetting position in a related security, such as a currency forward contract.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

AIG announced quarterly earnings results that topped consensus estimates because of outperformance in all segments and a general improvement in expense management. In addition, Standard & Poor’s upgraded its credit rating for AIG’s property-casualty insurance business. In our view at period-end, AIG stock remained attractively priced despite recent strength.

During the first half of 2013, Kroger’s earnings performance continued to exceed market expectations. In the second quarter, the Cincinnati-based grocery retailer also raised full-year guidance and reaffirmed expectations of solid long-term earnings growth. Nearly a decade ago, management embarked on a strategy to enhance the company’s relevance to consumers by offering more competitive pricing, cleaner stores, improved service, higher quality fresh foods and offerings tailored to local markets. In our view, this strategy resonated with customers and allowed Kroger to increase market share, which is an important metric for retailers. Kroger remains, in our view, one of the strongest food and staples retailers. We continued to favor Kroger shares because in our assessment they could appreciate further as management continues to contain costs, grow profits and cash flow, and return capital to investors through stock buybacks and rising dividends.

During the period under review, some of the Fund’s investments negatively affected performance. These included U.S. diversified energy producer CONSOL Energy, German engineering and steel conglomerate ThyssenKrupp and U.K.-based mining firm Anglo American.

CONSOL Energy is a low-cost producer of thermal and metallurgical coal, as well as natural gas. Coal companies remained under pressure because of concerns regarding metallurgical prices and potentially diminished Chinese demand for the commodity. Share prices were also hurt by the Obama administration’s climate change proposals. We believe that despite some near-term headwinds, CONSOL has the ability to survive the current pricing environment.

For ThyssenKrupp, European economic weakness, slow progress on the sale of the Steel Americas operations and speculation that the company would need to raise additional capital pressured shares. We were disappointed by the announcement that management would not rule out raising capital this year to address the company’s low book value of equity and customer concerns of corporate risk. Nonetheless, at period-end we continued to see upside potential in the stock given our assessment of ThyssenKrupp’s strong set of assets, ability to generate

Top 10 Equity Holdings

Mutual Shares Securities Fund

6/30/13

Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc.	2.9%
Pharmaceuticals, U.S.
Microsoft Corp.	2.7%
Software, U.S.
American International Group Inc.	2.1%
Insurance, U.S.
CVS Caremark Corp.	2.1%
Food & Staples Retailing, U.S.
Twenty-First Century Fox Inc., B	2.0%
Media, U.S.
Medtronic Inc.	1.9%
Health Care Equipment & Supplies, U.S.
Apple Inc.	1.8%
Computers & Peripherals, U.S.
PNC Financial Services Group Inc.	1.8%
Commercial Banks, U.S.
Vodafone Group PLC	1.8%
Wireless Telecommunication Services, U.K.
Cigna Corp.	1.8%
Health Care Providers & Services, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

strong free cash flow, manageable debt maturity ladder and value-creating restructuring plan.

A new holding, Anglo American stock was negatively affected by a sell-off in commodities. In addition, shares came under pressure arising from uncertainty associated with possible restructuring actions. However, Anglo American recently appointed a new chief executive officer (CEO) tasked with a mandate to improve operations and capital discipline. The CEO was expected to roll out a plan for the company within the next several months. We initiated an investment based on the belief that recent declines led shares to trade below our assessment of their intrinsic value.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities

6/30/13

% of Total Net Assets
Oil, Gas & Consumable Fuels	8.4%
Insurance	7.9%
Media	6.2%
Tobacco	5.8%
Pharmaceuticals	5.6%
Food & Staples Retailing	5.2%
Commercial Banks	4.8%
Computers & Peripherals	3.6%
Software	3.6%
Diversified Financial Services	3.3%

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a security at a specific price on a future date.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,126.60	$3.74
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.71%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
Class 1			2012		2011		2010		2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.45		$15.57		$16.14		$14.75		$11.92		$20.42

Income from investment operations[a]:
Net investment income[b]	0.20		0.35		0.38	[c]	0.40	[d]	0.23	[e]	0.34
Net realized and unrealized gains (losses)	2.01		1.92		(0.53)		1.27		2.89		(7.54)

Total from investment operations	2.21		2.27		(0.15)		1.67		3.12		(7.20)

Less distributions from:
Net investment income	—		(0.39)		(0.42)		(0.28)		(0.29)		(0.57)
Net realized gains	—		—		—		—		—		(0.73)

Total distributions	—		(0.39)		(0.42)		(0.28)		(0.29)		(1.30)

Net asset value, end of period	$19.66		$17.45		$15.57		$16.14		$14.75		$11.92

Total return[f]	12.66%		14.61%		(0.79)%		11.47%		26.35%		(36.93)%
Ratios to average net assets[g]
Expenses	0.71%	[h]	0.71%	[i]	0.73%	[h,i]	0.74%	[h,i]	0.78%	[h,i]	0.73% [h,i]
Expenses incurred in connection with securities sold short	—%		—%	[j]	—%	[j]	0.02%		0.06%		—% [j]
Net investment income	2.12%		2.06%		2.28%	[c]	2.66%	[d]	1.85%	[e]	2.16%

Supplemental data
Net assets, end of period (000’s)	$481,068		$449,343		$1,170,781		$1,301,520		$767,553		$319,703
Portfolio turnover rate	14.02%		34.07%	[k]	41.02%		32.05%		49.33%		44.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate realestate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

jRounds to less than 0.01%.

kExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
Class 2			2012		2011		2010		2009		2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.23		$15.38		$15.95		$14.58		$11.78		$20.19

Income from investment operations[a]:
Net investment income[b]	0.17		0.30		0.32	[c]	0.36	[d]	0.20	[e]	0.32
Net realized and unrealized gains (losses)	1.99		1.90		(0.51)		1.25		2.85		(7.49)

Total from investment operations	2.16		2.20		(0.19)		1.61		3.05		(7.17)

Less distributions from:
Net investment income	—		(0.35)		(0.38)		(0.24)		(0.25)		(0.51)
Net realized gains	—		—		—		—		—		(0.73)

Total distributions	—		(0.35)		(0.38)		(0.24)		(0.25)		(1.24)

Net asset value, end of period	$19.39		$17.23		$15.38		$15.95		$14.58		$11.78

Total return[f]	12.54%		14.24%		(1.04)%		11.19%		26.05%		(37.11)%
Ratios to average net assets[g]
Expenses	0.96%	[h]	0.96%	[i]	0.98%	[h,i]	0.99%	[h,i]	1.03%	[h,i]	0.98% [h,i]
Expenses incurred in connection with securities sold short	—%		—%	[j]	—%	[j]	0.02%		0.06%		—% [j]
Net investment income	1.87%		1.81%		2.03%	[c]	2.41%	[d]	1.60%	[e]	1.91%

Supplemental data
Net assets, end of period (000’s)	$4,286,383		$4,069,803		$3,913,220		$4,188,821		$3,953,435		$3,303,761
Portfolio turnover rate	14.02%		34.07%	[k]	41.02%		32.05%		49.33%		44.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

jRounds to less than 0.01%.

kExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31,
Class 4			2012		2011		2010		2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.31		$15.45		$16.03		$14.66		$11.88		$18.91

Income from investment operations[b]:
Net investment income[c]	0.17		0.28		0.30	[d]	0.35	[e]	0.19	[f]	0.17
Net realized and unrealized gains (losses)	1.99		1.91		(0.51)		1.26		2.87		(5.90)

Total from investment operations	2.16		2.19		(0.21)		1.61		3.06		(5.73)

Less distributions from:
Net investment income	—		(0.33)		(0.37)		(0.24)		(0.28)		(0.57)
Net realized gains	—		—		—		—		—		(0.73)

Total distributions	—		(0.33)		(0.37)		(0.24)		(0.28)		(1.30)

Net asset value, end of period	$19.47		$17.31		$15.45		$16.03		$14.66		$11.88

Total return[g]	12.48%		14.20%		(1.12)%		11.06%		25.94%		(32.12)%
Ratios to average net assets[h]
Expenses	1.06%	[i]	1.06%	[j]	1.08%	[i,j]	1.09%	[i,j]	1.13%	[i,j]	1.08% [i,j]
Expenses incurred in connection with securities sold short	—%		—%	[k]	—%	[k]	0.02%		0.06%		—% [k]
Net investment income	1.77%		1.71%		1.93%	[d]	2.31%	[e]	1.50%	[f]	1.81%

Supplemental data
Net assets, end of period (000’s)	$177,894		$165,015		$162,049		$167,274		$141,446		$57,266
Portfolio turnover rate	14.02%		34.07%	[l]	41.02%		32.05%		49.33%		44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

d Net investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

jIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 85.9%
Aerospace & Defense 1.4%
Huntington Ingalls Industries Inc.	United States	693,088	$39,145,610
Raytheon Co.	United States	430,491	28,464,065

			67,609,675

Auto Components 0.1%
[a,b] International Automotive Components Group Brazil LLC	Brazil	1,730,515	379,935
[a,b,c] International Automotive Components Group North America, LLC	United States	15,382,424	6,904,401

			7,284,336

Automobiles 1.1%
[a] General Motors Co.	United States	1,593,240	53,070,824

Beverages 2.0%
Coca-Cola Enterprises Inc.	United Kingdom	956,621	33,634,794
Dr. Pepper Snapple Group Inc.	United States	767,552	35,253,663
Pernod Ricard SA	France	259,450	28,769,778

			97,658,235

Capital Markets 1.0%
Morgan Stanley	United States	1,966,328	48,037,393

Chemicals 0.4%
[a,d,e] Dow Corning Corp., Contingent Distribution	United States	100,000	—
Linde AG	Germany	97,564	18,204,615

			18,204,615

Commercial Banks 4.8%
[a,f] Bond Street Holdings LLC, A, 144A	United States	493,723	7,158,984
[a] CIT Group Inc.	United States	673,253	31,393,787
Columbia Banking System Inc.	United States	163,162	3,884,887
[b] First Southern Bancorp Inc.	United States	140,952	699,376
Guaranty Bancorp	United States	209,583	2,378,767
KB Financial Group Inc.	South Korea	841,369	25,188,043
PNC Financial Services Group Inc.	United States	1,206,969	88,012,179
Societe Generale	France	647,670	22,256,246
State Bank Financial Corp.	United States	352,200	5,293,566
SunTrust Banks Inc.	United States	640,267	20,213,229
Wells Fargo & Co.	United States	774,140	31,948,758

			238,427,822

Communications Equipment 1.4%
Cisco Systems Inc.	United States	2,819,990	68,553,957

Computers & Peripherals 3.6%
Apple Inc.	United States	228,130	90,357,731
Dell Inc.	United States	3,033,038	40,491,057
Hewlett-Packard Co.	United States	1,962,600	48,672,480

			179,521,268

Consumer Finance 0.0%†
[a] Comdisco Holding Co. Inc.	United States	180	891

Containers & Packaging 0.7%
MeadWestvaco Corp.	United States	1,049,099	35,784,767

Diversified Financial Services 3.3%
Citigroup Inc.	United States	1,170,799	56,163,228
[a] ING Groep NV, IDR	Netherlands	3,729,845	33,984,668

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co.	United States	720,920	$38,057,367
NYSE Euronext	United States	802,820	33,236,748

			161,442,011

Diversified Telecommunication Services 0.0%†
[a,d,e] Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
[a,d,e] Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			—

Electric Utilities 1.0%
Entergy Corp.	United States	291,000	20,276,880
Exelon Corp.	United States	1,008,329	31,137,200

			51,414,080

Electronic Equipment, Instruments & Components 0.9%
TE Connectivity Ltd.	United States	972,972	44,309,145

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	1,146,768	52,900,408
Ensco PLC, A	United States	364,874	21,206,477
Transocean Ltd.	United States	1,068,057	51,213,333

			125,320,218

Food & Staples Retailing 5.2%
CVS Caremark Corp.	United States	1,789,193	102,306,056
The Kroger Co.	United States	2,331,072	80,515,227
Wal-Mart Stores Inc.	United States	340,432	25,358,779
Walgreen Co.	United States	1,144,345	50,580,049

			258,760,111

Health Care Equipment & Supplies 2.3%
Medtronic Inc.	United States	1,849,472	95,192,324
Stryker Corp.	United States	298,778	19,324,961

			114,517,285

Health Care Providers & Services 2.7%
Cigna Corp.	United States	1,210,344	87,737,837
UnitedHealth Group Inc.	United States	57,328	3,753,837
WellPoint Inc.	United States	533,668	43,675,389

			135,167,063

Independent Power Producers & Energy Traders 0.9%
NRG Energy Inc.	United States	1,627,250	43,447,575

Insurance 7.9%
ACE Ltd.	United States	826,915	73,992,354
[a] Alleghany Corp.	United States	131,368	50,354,668
[a] American International Group Inc.	United States	2,327,076	104,020,297
CNO Financial Group Inc.	United States	784,849	10,171,643
MetLife Inc.	United States	1,253,183	57,345,654
[a,b] Olympus Re Holdings Ltd.	United States	16,280	—
White Mountains Insurance Group Ltd.	United States	114,635	65,908,247
Zurich Insurance Group AG	Switzerland	120,520	31,250,888

			393,043,751

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Internet Software & Services 0.6%
[a] Google Inc., A	United States	31,090	$27,370,703

Machinery 2.2%
Caterpillar Inc.	United States	332,064	27,391,959
[a] Federal Signal Corp.	United States	757,221	6,625,684
Fiat Industrial SpA	Italy	2,060,021	22,966,416
[a] Oshkosh Corp.	United States	725,250	27,537,743
Stanley Black & Decker Inc.	United States	321,044	24,816,701

			109,338,503

Marine 1.0%
A.P. Moller-Maersk AS, B	Denmark	6,986	50,035,417

Media 6.2%
British Sky Broadcasting Group PLC	United Kingdom	3,655,724	44,061,480
Comcast Corp., Special A	United States	278,448	11,046,032
Reed Elsevier PLC	United Kingdom	5,958,430	67,714,890
Time Warner Cable Inc.	United States	533,836	60,045,873
[a] Tribune Co., A	United States	303,318	17,258,794
[a] Tribune Co., B	United States	185,976	10,554,138
Twenty-First Century Fox Inc., B	United States	2,989,599	98,118,639

			308,799,846

Metals & Mining 2.4%
Anglo American PLC	United Kingdom	1,480,250	28,511,934
Freeport-McMoRan Copper & Gold Inc., B	United States	2,279,246	62,929,982
[a] ThyssenKrupp AG	Germany	1,353,984	26,603,627

			118,045,543

Multi-Utilities 0.5%
GDF Suez	France	1,153,081	22,581,158

Multiline Retail 0.8%
Kohl’s Corp.	United States	734,130	37,080,906

Office Electronics 1.2%
Xerox Corp.	United States	6,583,414	59,711,565

Oil, Gas & Consumable Fuels 8.4%
Apache Corp.	United States	888,482	74,481,446
BG Group PLC	United Kingdom	2,157,277	36,705,012
BP PLC	United Kingdom	5,472,712	37,901,656
CONSOL Energy Inc.	United States	1,558,530	42,236,163
Marathon Oil Corp.	United States	2,446,808	84,610,621
Murphy Oil Corp.	United States	543,830	33,113,809
Petroleo Brasileiro SA, ADR	Brazil	1,541,270	20,683,843
Royal Dutch Shell PLC, A	United Kingdom	2,388,618	76,313,952
[a] WPX Energy Inc.	United States	378,074	7,160,722

			413,207,224

Paper & Forest Products 1.4%
Domtar Corp.	United States	194,469	12,932,188
International Paper Co.	United States	1,275,776	56,529,635

			69,461,823

Personal Products 0.8%
Avon Products Inc.	United States	1,851,105	38,928,738

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 5.6%
Eli Lilly & Co.	United States	402,228	$19,757,439
[a] Hospira Inc.	United States	587,508	22,507,431
Merck & Co. Inc.	United States	3,087,428	143,411,031
Pfizer Inc.	United States	1,246,361	34,910,572
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,322,750	51,851,800
Zoetis Inc.	United States	169,436	5,233,878

			277,672,151

Real Estate Investment Trusts (REITs) 0.2%
Alexander’s Inc.	United States	40,126	11,785,408

Real Estate Management & Development 0.2%
[e] Canary Wharf Group PLC	United Kingdom	1,535,898	6,553,519
[a] Forestar Group Inc.	United States	261,053	5,236,723

			11,790,242

Software 3.6%
Microsoft Corp.	United States	3,808,997	131,524,666
Symantec Corp.	United States	2,023,510	45,468,270

			176,992,936

Tobacco 5.8%
Altria Group Inc.	United States	1,384,398	48,440,086
British American Tobacco PLC	United Kingdom	1,711,147	87,681,297
Imperial Tobacco Group PLC	United Kingdom	2,019,917	70,056,754
Lorillard Inc.	United States	1,129,533	49,338,001
Philip Morris International Inc.	United States	344,790	29,865,710

			285,381,848

Wireless Telecommunication Services 1.8%
Vodafone Group PLC	United Kingdom	30,766,277	87,920,092

Total Common Stocks and Other Equity Interests (Cost $3,382,357,165)			4,247,679,125

Convertible Preferred Stocks (Cost $241,000) 0.0%†
Commercial Banks 0.0%†
[b] First Southern Bancorp Inc., cvt. pfd., C	United States	241	453,396

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 5.2%
Avaya Inc.,
[f] senior note, 144A, 10.50%, 3/01/21	United States	18,403,000	14,032,287
[f] senior secured note, 144A, 7.00%, 4/01/19	United States	11,665,000	10,585,988
[g,h,i] Tranche B-5 Term Loan, 8.00%, 3/31/18	United States	4,831,000	4,538,121
[g,h,i] Tranche B3 Term Loan, 4.773%, 10/26/17	United States	14,338,000	12,589,739
[g,h,i] Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
B5, first lien, 4.443%, 1/28/18	United States	1,369,000	1,182,474
B6, first lien, 5.443%, 1/28/18	United States	8,670,000	7,680,536
[g,h] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	19,273,704	14,455,278
Clear Channel Communications Inc.,
[f] senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	26,449,000	25,787,775
[g,i] Tranche B Term Loan, 3.845%, 1/29/16	United States	10,456,413	9,588,530
[g,i] Tranche C Term Loan, 3.845%, 1/29/16	United States	1,323,817	1,198,054
[g,i] Tranche D Term Loan, 6.945%, 1/30/19	United States	34,746,619	31,760,599

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., second lien, 11.00%, 10/01/21	United States	5,374,000		$5,790,485
[g] Hilton Worldwide Inc., FRN,
Mezzanine F Loan, 4.443%, 11/12/15	United States	4,976,363		4,901,718
Mezzanine G Loan, 4.693%, 11/12/15	United States	8,957,090		8,822,734
[g,i] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.693%, 10/10/17	United States	90,618,405		63,704,739
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	44,249,000		4,424,900
[f] senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000		29,579,270
[f] Wind Acquisition Finance SA,
senior secured note, 144A, 11.75%, 7/15/17	Italy	1,256,000		1,312,520
third lien, 144A, 11.75%, 7/15/17	Italy	2,930,000	EUR	3,985,457

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $277,211,994)				255,921,204

Corporate Notes in Reorganization 0.8%
[f,j] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	35,792,000		41,787,160
[b,j] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754		—

Total Corporate Notes in Reorganization (Cost $36,853,975)				41,787,160

		Shares
Companies in Liquidation 1.3%
[a] Adelphia Recovery Trust	United States	29,283,354		40,997
[a,d] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		23,856
[a,b] AET&D Holdings No. 1 Pty. Ltd.	Australia	4,709,226		—
[a,b,c,k] CB FIM Coinvestors LLC	United States	6,400,507		—
[a,d,e] Century Communications Corp., Contingent Distribution	United States	5,487,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	8,006,950		—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799		63,385,872
[a,d,e] Tribune Litigation Trust, Contingent Distribution	United States	393,761		—
[a,d,e] Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000		—

		Principal Amount*
[e,j] Peregrine Investments Holdings Ltd., 1/15/98	Hong Kong	5,000,000	JPY	—
[e,j] PIV Investment Finance (Cayman) Ltd., 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $66,366,158)				63,450,725

Asset-Backed Securities 0.1%
Airlines 0.1%
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	420,033		447,335
American Airlines Pass Through Trust,
2009-1A, 10.375%, 7/02/19	United States	713,609		760,439
2011-2A, 8.625%, 4/15/23	United States	3,013,875		3,213,544

Total Asset-Backed Securities (Cost $4,336,463)				4,421,318

Total Investments before Short Term Investments (Cost $3,767,366,755)				4,613,712,928

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Principal Amount*	Value
Short Term Investments 7.2%
U.S. Government and Agency Securities 7.2%
[m] U.S. Treasury Bills,
7/18/13	United States	49,500,000	$49,499,604
[n] 9/12/13	United States	60,000,000	59,998,200
7/05/13 - 11/29/13	United States	245,300,000	245,272,876

Total U.S. Government and Agency Securities (Cost $354,737,724)			354,770,680

Total Investments (Cost $4,122,104,479) 100.5%			4,968,483,608
Other Assets, less Liabilities (0.5)%			(23,139,061)

Net Assets 100.0%			$4,945,344,547

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2013, the aggregate value of these securities was $6,553,519, representing 0.13% of net assets.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $134,229,441, representing 2.71% of net assets.

gThe coupon rate shown represents the rate at period end.

hA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

iSee Note 1(h) regarding senior floating rate interests.

jSee Note 7 regarding credit risk and defaulted securities.

kSee Note 10 regarding holdings of 5% voting securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares repesent amount of allowed unsecured claims.

mThe security is traded on a discount basis with no stated coupon rate.

nSecurity or a portion of the security has been pledged as collateral for open futures contracts. At June 30, 2013, the value of this security and/or cash pledged as collateral was $2,176,911, representing 0.04% of net assets.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund

At June 30, 2013, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	474	$77,161,275	9/16/13	$1,658,787	$—
GBP/USD	Short	807	76,685,175	9/16/13	2,157,146	—

Net unrealized appreciation (depreciation)					$3,815,933

At June 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	FBCO	Buy	1,624,991	$2,158,686	7/17/13	$—	$(43,353)
Euro	BZWS	Sell	20,167,585	26,930,683	7/17/13	677,511	—
Euro	FBCO	Sell	524,550	708,540	7/17/13	25,706	—
Euro	BOFA	Sell	273,508	368,450	7/17/13	12,410	—
Euro	HSBC	Sell	136,753	184,288	7/17/13	6,270	—
Euro	DBAB	Sell	16,809,633	21,965,089	7/17/13	83,133	—
British Pound	BOFA	Sell	1,215,773	1,836,098	7/19/13	—	(12,638)
British Pound	HSBC	Sell	33,993,933	51,772,760	7/19/13	80,700	—
British Pound	BOFA	Sell	3,234,860	4,950,853	7/19/13	31,841	—
British Pound	FBCO	Sell	3,933,323	6,047,145	7/19/13	66,032	—
British Pound	DBAB	Sell	1,113,268	1,697,678	7/19/13	4,814	—
British Pound	SCBT	Sell	413,318	637,960	7/19/13	9,458	—
British Pound	DBAB	Sell	2,608,763	3,990,961	8/12/13	24,668	—
South Korean Won	FBCO	Sell	3,484,353,018	3,024,096	8/12/13	—	(18,875)
South Korean Won	DBAB	Sell	2,554,925,205	2,218,182	8/12/13	—	(13,096)
South Korean Won	FBCO	Sell	11,032,649,327	9,832,576	8/12/13	197,495	—
South Korean Won	DBAB	Sell	3,949,042,307	3,532,625	8/12/13	83,830	—
South Korean Won	BOFA	Sell	5,647,131,219	5,022,306	8/12/13	90,529	—
Swiss Franc	FBCO	Buy	100,350	106,915	8/12/13	—	(665)
Swiss Franc	FBCO	Sell	81,691	86,298	8/12/13	—	(196)
Swiss Franc	DBAB	Buy	312,311	326,371	8/12/13	4,304	—
Swiss Franc	BOFA	Buy	353,505	368,630	8/12/13	5,661	—
Swiss Franc	FBCO	Sell	327,488	358,302	8/12/13	11,558	—
Swiss Franc	DBAB	Sell	356,987	389,363	8/12/13	11,385	—
British Pound	DBAB	Buy	3,290,767	5,137,051	8/19/13	—	(134,099)
British Pound	BOFA	Sell	3,345,417	5,066,494	8/19/13	—	(19,543)
British Pound	DBAB	Sell	775,277	1,173,087	8/19/13	—	(5,566)
British Pound	FBCO	Sell	14,262,576	22,065,760	8/19/13	382,368	—
British Pound	BOFA	Sell	26,725,102	41,258,694	8/19/13	628,526	—
British Pound	SCBT	Sell	25,188,439	39,042,080	8/19/13	748,101	—
British Pound	DBAB	Sell	10,595,817	16,266,989	8/19/13	158,171	—
Euro	BOFA	Sell	16,453,613	21,535,856	8/30/13	112,984	—
Euro	BZWS	Sell	15,435,178	20,189,367	8/30/13	92,515	—
Euro	DBAB	Sell	693,613	910,318	8/30/13	7,222	—
Euro	HAND	Sell	186,916	244,570	8/30/13	1,203	—
Euro	BOFA	Sell	1,437,288	1,883,328	10/16/13	11,511	—
Euro	BZWS	Sell	1,443,757	1,890,528	10/16/13	10,285	—
Euro	FBCO	Sell	712,801	935,387	10/16/13	7,088	—
Euro	DBAB	Sell	464,001	608,630	10/16/13	4,349	—
British Pound	BOFA	Sell	34,783,774	52,940,904	10/21/13	79,323	—

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Mutual Shares Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	FBCO	Sell	16,621,636	$21,422,316	11/18/13	$—	$(234,726)
Euro	DBAB	Sell	686,759	890,059	11/18/13	—	(4,489)
Euro	BOFA	Sell	343,379	446,134	11/18/13	—	(1,139)
Euro	SCBT	Sell	320,316	416,115	11/18/13	—	(1,118)
Euro	BOFA	Sell	5,022,942	6,625,018	11/18/13	82,311	—
Euro	HSBC	Sell	1,189,556	1,564,654	11/18/13	15,181	—
Euro	SCBT	Sell	1,719,038	2,265,763	11/18/13	26,605	—
Euro	FBCO	Sell	1,521,675	1,989,277	11/18/13	7,197	—
Euro	DBAB	Sell	2,665,723	3,535,795	11/18/13	63,519	—
British Pound	DBAB	Buy	2,092,339	3,268,443	11/21/13	—	(89,240)
British Pound	FBCO	Sell	27,390,135	41,550,835	11/21/13	—	(67,082)
British Pound	SCBT	Buy	2,135,031	3,280,219	11/21/13	—	(36,148)
British Pound	DBAB	Sell	21,883,022	33,218,428	11/21/13	—	(31,711)
British Pound	HSBC	Buy	1,637,213	2,514,219	11/21/13	—	(26,557)
British Pound	BOFA	Sell	23,966,368	36,392,930	11/21/13	—	(22,747)

Unrealized appreciation (depreciation)						3,865,764	(762,988)

Net unrealized appreciation (depreciation)						$3,102,776

See Abbreviations on page MS-35.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,122,104,479

Value - Unaffiliated issuers	$4,968,483,608
Cash	227,757
Restricted cash (Note 1e)	500,000
Foreign currency, at value (cost and $2,274,497)	2,275,592
Receivables:
Investment securities sold	3,500,657
Capital shares sold	633,503
Dividends and interest	13,835,968
Variation margin	418,969
Unrealized appreciation on forward exchange contracts	3,865,764
Other assets	4,432

Total assets	4,993,746,250

Liabilities:
Payables:
Investment securities purchased	38,065,082
Capital shares redeemed	3,051,903
Affiliates	4,785,283
Due to brokers	500,000
Unrealized depreciation on forward exchange contracts	762,988
Accrued expenses and other liabilities	1,236,447

Total liabilities	48,401,703

Net assets, at value	$4,945,344,547

Net assets consist of:
Paid-in capital	$4,098,926,946
Undistributed net investment income	148,432,235
Net unrealized appreciation (depreciation)	853,185,919
Accumulated net realized gain (loss)	(155,200,553)

Net assets, at value	$4,945,344,547

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$481,067,840

Shares outstanding	24,465,379

Net asset value and maximum offering price per share	$19.66

Class 2:
Net assets, at value	$4,286,382,536

Shares outstanding	221,059,939

Net asset value and maximum offering price per share	$19.39

Class 4:
Net assets, at value	$177,894,171

Shares outstanding	9,135,586

Net asset value and maximum offering price per share	$19.47

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Mutual Shares Securities Fund
Investment income:
Dividends	$55,092,180
Interest	14,701,797
Income from securities loaned	99,423

Total investment income	69,893,400

Expenses:
Management fees (Note 3a)	14,814,622
Administrative fees (Note 3b)	2,137,578
Distribution fees: (Note 3c)
Class 2	5,357,541
Class 4	305,852
Unaffiliated transfer agent fees	503
Custodian fees (Note 4)	101,534
Reports to shareholders	386,872
Professional fees	118,812
Trustees’ fees and expenses	10,940
Other	42,591

Total expenses	23,276,845
Expense reductions (Note 4)	(140)

Net expenses	23,276,705

Net investment income	46,616,695

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	185,635,407
Written options	42,621
Foreign currency transactions	3,758,411
Futures contracts	410,216

Net realized gain (loss)	189,846,655

Net change in unrealized appreciation (depreciation) on:
Investments	322,133,686
Translation of other assets and liabilities denominated in foreign currencies	22,602,242

Net change in unrealized appreciation (depreciation)	344,735,928

Net realized and unrealized gain (loss)	534,582,583

Net increase (decrease) in net assets resulting from operations	$581,199,278

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$46,616,695	$99,008,766
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	189,846,655	398,833,480
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	344,735,928	239,569,243

Net increase (decrease) in net assets resulting from operations	581,199,278	737,411,489

Distributions to shareholders from:
Net investment income:
Class 1	—	(33,342,789)
Class 2	—	(82,893,175)
Class 4	—	(3,198,551)

Total distributions to shareholders	—	(119,434,515)

Capital share transactions: (Note 2)
Class 1	(24,757,445)	(865,246,582)
Class 2	(287,693,410)	(298,991,452)
Class 4	(7,564,492)	(15,628,562)

Total capital share transactions	(320,015,347)	(1,179,866,596)

Net increase (decrease) in net assets	261,183,931	(561,889,622)
Net assets:
Beginning of period	4,684,160,616	5,246,050,238

End of period	$4,945,344,547	$4,684,160,616

Undistributed net investment income included in net assets:
End of period	$148,432,235	$101,815,540

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Mutual Shares Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Purchased on a Delayed Delivery Basis (continued)

trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2013, the Fund had no OTC derivatives in a net liability position for such contracts. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2013, the Fund received $809,345 in U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded financial futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At June 30, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian / counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2013, the Fund had no securities on loan.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	354,272	$6,761,997	30,409,042	$503,225,918
Shares issued in reinvestment of distributions	—	—	1,941,921	33,342,789
Shares redeemed in-kind (Note 12)	—	—	(52,704,789)	(918,607,583)
Shares redeemed	(1,645,013)	(31,519,442)	(29,093,625)	(483,207,706)

Net increase (decrease)	(1,290,741)	$(24,757,445)	(49,447,451)	$(865,246,582)

Class 2 Shares:
Shares sold	5,989,005	$112,856,859	18,569,762	$304,904,655
Shares issued in reinvestment of distributions	—	—	4,887,569	82,893,175
Shares redeemed	(21,200,718)	(400,550,269)	(41,692,641)	(686,789,282)

Net increase (decrease)	(15,211,713)	$(287,693,410)	(18,235,310)	$(298,991,452)

Class 4 Shares:
Shares sold	297,114	$5,576,823	310,070	$5,137,019
Shares issued on reinvestment of distributions	—	—	187,598	3,198,551
Shares redeemed	(696,109)	(13,141,315)	(1,453,214)	(23,964,132)

Net increase (decrease)	(398,995)	$(7,564,492)	(955,546)	$(15,628,562)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

The Funds pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

f. Other Affiliated Transactions

At June 30, 2013, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 6.95% of the Fund’s outstanding shares.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $326,538,425 expiring in 2017.

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,162,490,919

Unrealized appreciation	$1,069,459,041
Unrealized depreciation	(263,466,353)

Net unrealized appreciation (depreciation)	$805,992,688

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $621,063,629 and $727,626,113, respectively.

Transactions in options written during the period ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	391	106,103
Options expired	—	—
Options exercised	(334)	(46,760)
Options closed	(57)	(59,343)

Options outstanding at June 30, 2013	—	$—

See Notes 1(d) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

At June 30, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $41,787,160, representing 0.84% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
4,709,226	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	1,754	—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
140,952	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,974,087	699,376
241	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	241,000	453,396
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	379,935
15,382,424	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	12,591,586	6,904,401
16,280	Olympus Re Holdings Ltd.	12/19/01	1,529,085	—

	Total Restricted Securities (Value is 0.17% of Net Assets)		$18,486,753	$8,437,108

9. OTHER DERIVATIVE INFORMATION

At June 30, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	$7,681,697[a]	Unrealized depreciation on forward exchange contracts	$762,988

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$4,749,475	$22,750,321
Equity contracts	Net realized gain (loss) from written options/Net change in unrealized appreciation (depreciation) on investments	42,621	—

For the period ended June 30, 2013, the average month end market value of derivatives represented 0.27% of average month end net assets. The average month end number of open derivative contracts for the period was 99.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.00% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

12. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $139,199,450 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$—	$—	$7,284,336		$7,284,336
Commercial Banks	230,569,462	7,158,984	1,152,772		238,881,218
Media	298,245,708	10,554,138	—		308,799,846
Real Estate Management & Development	5,236,723	—	6,553,519		11,790,242
Other Equity Investments[b]	3,681,376,879	—	—	[c]	3,681,376,879
Corporate Bonds, Notes and Senior Floating Rate Interest	—	255,921,204	—		255,921,204
Corporate Notes in Reorganization	—	41,787,160	—	[c]	41,787,160
Companies in Liquidation	—	63,450,725	—	[c]	63,450,725
Asset-Backed Securities	—	4,421,318	—		4,421,318
Short Term Investments	354,770,680	—	—		354,770,680

Total Investments in Securities	$4,570,199,452	$383,293,529	$14,990,627		$4,968,483,608

Forward Exchange Contracts	$—	$3,865,764	$—		$3,865,764
Futures Contracts	3,815,933	—	—		3,815,933
Liabilities:
Forward Exchange Contracts	—	762,988	—		762,988

aIncludes common and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	JPY - Japanese Yen	IDR - International Depositary Receipt
FBCO - Credit Suisse Group AG	USD - United States Dollar
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
SSBT - State Street Bank and Trust Co.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Templeton Developing Markets Securities Fund – Class 1 had a -7.51% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index had a -9.40% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index had a total return of -8.43% for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the six months under review, with emerging market economies generally continuing to grow faster than their developed market counterparts. However, emerging market stock performance during the period was driven less by economic growth and more by the liquidity and monetary policies in major economies. Markets began on a positive note in January, but Cyprus’s financial crisis in March and its potential impact on the eurozone, as well as an inconclusive Italian election, dampened investor sentiment. A late bailout of Cyprus’s banks helped relieve investor concerns. Subsequently, the Bank of Japan’s announcement of an unprecedented stimulus plan and its commitment to open-ended asset purchases led investors to become optimistic in April.

However, investor anxiety that the U.S. Federal Reserve Board (Fed) would taper its quantitative easing program and tighten monetary policy earlier than expected, combined with a sharp correction in Japanese government bond yields, prompted profit taking in emerging market stocks, bonds and currencies. Additionally, commodity prices declined as the U.S. dollar rose. Further contributing to global financial market volatility in June was the People’s Bank of China’s (PBOC’s) indication that it would not intervene in the interbank market after a sharp spike in a key lending rate caused investors to worry about the stability of the country’s banking sector.

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Investor sentiment improved in the last week of the period, and emerging market stock prices rebounded from period lows after the PBOC did intervene to calm China’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue. The U.S. dollar remained strong against most currencies, however, including those of emerging market countries. For the six-month period, emerging market stocks declined in U.S. dollar terms, resulting partly from weaker emerging market currencies. Latin America was among the worst performers, with Peru, Colombia and Brazil posting double-digit declines.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE); Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services firms; and Great Wall Motor, one of China’s leading automobile exporters and largest pickup truck and sport utility vehicle (SUV) manufacturers. Emaar’s first-quarter revenue benefited from strong income growth in its shopping malls and retail leasing business, led by the Dubai Mall, its flagship mall asset. Dubai’s rising tourism also boosted Emaar’s hospitality business income growth as the developer’s Dubai hotels recorded a high occupancy rate. Emaar has led the UAE’s recent property market recovery, with several of the developer’s new residential projects selling out upon launch. Earnings growth for Emaar, the emirate’s largest property developer, could, in our view, potentially benefit from the UAE’s continued property market recovery and Dubai’s strengthening position as the Middle East’s tourism center.

Tata Consultancy’s share price reached a multi-year high in the first half of the period after the company reported stronger-than-expected earnings results for its fiscal third-quarter 2013 (ended December 31, 2012), during which the company closed several large deals across industries and regions. Additionally, the company reported strong growth across its business segments for fiscal year 2013, particularly in consulting, business intelligence and enterprise solutions, and provided an encouraging guidance for fiscal year 2014 that supported investor sentiment. We believe that IT outsourcing is an attractive, growing industry and that Tata Consultancy, as an industry leader, is well positioned to potentially benefit from the industry’s continued growth. The company delivered solid margin performance for its fiscal year 2013, and in our assessment, continued weakness in the Indian rupee could further drive demand and profit margin growth.

Great Wall Motor benefited from consistently delivering stronger-than-expected earnings results, with first-quarter earnings driven largely by its better product mix and China’s continued SUV demand growth. The automaker’s China H shares reached a record high during the period as investors welcomed the automaker’s new lineup of revamped SUVs, as well as new sedan and pickup models.2 We believe that the automaker, which has a leading local brand, could potentially benefit from China’s greater SUV demand growth and the likelihood of increased exports, given the competitiveness of its products in international markets, particularly in Russia, Australia and South Africa.

In contrast, key detractors from the Fund’s absolute performance included Antofagasta, a Chilean copper mining group; AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; and Souza Cruz, a major Brazilian cigarette company. Investor concerns about copper demand growth caused Antofagasta’s share price to decline, along with those of many copper mining companies, despite the company’s solid first-quarter earnings. Antofagasta’s announcement that it was resuming a copper mine construction project, seen by many investors as only marginally profitable, also contributed to the share price weakness.

Brazil’s currency depreciation, tax hikes, anti-government demonstrations in June, and concerns about slower global economic growth and the potential effects of the U.S. Fed’s tapering of its asset purchase

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

Top 10 Holdings

Templeton Developing Markets Securities Fund 6/30/13

Company Sector/Industry, Country	% of Total Net Assets
AmBev (Companhia de Bebidas das Americas)	10.4%
Beverages, Brazil
Souza Cruz SA	5.3%
Tobacco, Brazil
Remgro Ltd.	3.9%
Diversified Financial Services, South Africa
Kasikornbank PCL, fgn.	3.7%
Commercial Banks, Thailand
Tata Consultancy Services Ltd.	3.2%
IT Services, India
Samsung Electronics Co. Ltd.	3.0%
Semiconductors & Semiconductor Equipment, South Korea
Sberbank of Russia, pfd.	2.8%
Commercial Banks, Russia
Emaar Properties PJSC	2.6%
Real Estate Management & Development, UAE
Dairy Farm International Holdings Ltd.	2.5%
Food & Staples Retailing, Hong Kong
SJM Holdings Ltd.	2.5%
Hotels, Restaurants & Leisure, Hong Kong

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

program led many foreign investors to sell Brazilian stocks. This environment negatively affected AmBev’s and Souza Cruz’s share prices, which reached period lows before recovering near period-end. In our assessment, these companies’ strong operations, low debt levels, good dividend yields and popular brands make them attractive investments. In our view, AmBev and Souza Cruz could continue to increase their market share as Brazilian consumers may become wealthier and more discerning.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s holdings in Thailand and South Korea and to initiate positions in the Philippines and Taiwan. We also added to our investment in Switzerland and initiated positions in the U.K. as we identified companies listed in these developed countries that had significant emerging market operations and that we believed were well positioned, as a result, to benefit from stronger personal income and consumer demand growth in emerging market countries. We undertook some of our largest purchases in tobacco; consumer products; wireless telecommunication services; and hotels, restaurants and leisure companies. Key purchases included new positions in Unilever, a U.K.-listed global consumer products company that derives more than 50% of its sales from emerging and frontier markets; Shin, a major telecommunications group in Thailand; and Melco Crown Entertainment, one of only six casino operators in Macau, the world’s largest gaming market.

Top 10 Countries

Templeton Developing Markets Securities Fund 6/30/13

% of Total Net Assets
Brazil	17.5%
Hong Kong	8.4%
China	7.7%
Thailand	7.2%
Russia	6.6%
South Africa	4.9%
Indonesia	4.3%
India	4.3%
U.K.	4.3%
South Korea	4.0%

Conversely, we closed the Fund’s position in Kazakhstan and reduced investments in Russia, Indonesia, India and China via China H and Red Chip shares as certain stocks reached their sale targets and to focus on stocks we considered to be more attractively valued within our investment universe.3 We reduced the Fund’s holdings largely in metals and mining; chemicals; automobiles; and oil, gas and consumable fuels companies. Key sales included elimination of the Fund’s position in Russian potash fertilizer producer Uralkali and reduction of the Fund’s investments in Indonesian car and motorcycle manufacturer Astra International, and Chinese oil and gas company PetroChina.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$924.90	$6.49
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.80

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.36%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SUPPLEMENT DATED JULY 24, 2013

TO THE PROSPECTUSES

DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FI-S5 is revised to read as follows:

Portfolio Managers

EDWARD D. PERKS, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.

ALEX W. PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since December 2012.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 1989.

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FI-D9 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers	Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers	Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX W. PETERS, CFA Vice President of Advisers	Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel	Mr. Johnson has been a portfolio manager of the Fund since 1989, providing research, advice and portfolio risk assessment on the Fund’s investment portfolio. He joined Franklin Templeton Investments in 1957.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

III.  The “Fund Details – Principal Risks” section beginning on page TD-D3 for the Templeton Developing Markets Securities Fund is amended to add the following:

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. In addition, the Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

IV.  The fifth paragraph of the “Fund Details – Principal Investment Policies and Practices” section on page TF-D1 for the Templeton Foreign Securities Fund is amended as follows:

The Fund may also buy and sell (write) exchange traded and over-the-counter equity call options on individual securities held in its portfolio in an amount up to 10% of its net assets, to generate additional income for the Fund. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) a particular stock, and in return the Fund would earn a premium from the buyer of the option. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.58	$9.50	$11.40	$9.86	$6.11	$16.16

Income from investment operations[a]:
Net investment income[b]	0.10	0.19	0.17	0.09	0.12	0.16
Net realized and unrealized gains (losses)	(0.90)	1.06	(1.94)	1.63	4.02	(7.40)

Total from investment operations	(0.80)	1.25	(1.77)	1.72	4.14	(7.24)

Less distributions from:
Net investment income	(0.23)	(0.17)	(0.13)	(0.18)	(0.36)	(0.37)
Net realized gains	—	—	—	—	(0.03)	(2.44)

Total distributions	(0.23)	(0.17)	(0.13)	(0.18)	(0.39)	(2.81)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$9.55	$10.58	$9.50	$11.40	$9.86	$6.11

Total return[d]	(7.51)%	13.40%	(15.67)%	17.83%	73.32%	(52.62)%
Ratios to average net assets[e]
Expenses	1.36%	1.35%	1.40%	1.49% [f]	1.45% [f]	1.52% [f]
Net investment income	1.91%	1.93%	1.57%	0.87%	1.64%	1.52%

Supplemental data
Net assets, end of period (000’s)	$159,421	$203,568	$232,544	$347,242	$325,927	$234,213
Portfolio turnover rate	27.81%	24.45%	14.90%	24.41%	56.58% [g]	75.11% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.50	$9.42	$11.30	$9.78	$6.04	$15.99

Income from investment operations[a]:
Net investment income[b]	0.09	0.17	0.14	0.06	0.11	0.15
Net realized and unrealized gains (losses)	(0.90)	1.05	(1.92)	1.62	3.98	(7.33)

Total from investment operations	(0.81)	1.22	(1.78)	1.68	4.09	(7.18)

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.10)	(0.16)	(0.32)	(0.33)
Net realized gains	—	—	—	—	(0.03)	(2.44)

Total distributions	(0.20)	(0.14)	(0.10)	(0.16)	(0.35)	(2.77)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$9.49	$10.50	$9.42	$11.30	$9.78	$6.04

Total return[d]	(7.73)%	13.16%	(15.86)%	17.58%	72.59%	(52.70)%
Ratios to average net assets[e]
Expenses	1.61%	1.60%	1.65%	1.74% [f]	1.70% [f]	1.77% [f]
Net investment income	1.66%	1.68%	1.32%	0.62%	1.39%	1.27%

Supplemental data
Net assets, end of period (000’s)	$267,008	$291,638	$295,223	$392,546	$435,947	$264,186
Portfolio turnover rate	27.81%	24.45%	14.90%	24.41%	56.58% [g]	75.11% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 3		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.43	$9.36	$11.23	$9.73	$6.02	$15.96

Income from investment operations[a]:
Net investment income[b]	0.09	0.17	0.14	0.06	0.10	0.11
Net realized and unrealized gains (losses)	(0.88)	1.04	(1.91)	1.60	3.97	(7.27)

Total from investment operations	(0.79)	1.21	(1.77)	1.66	4.07	(7.16)

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.10)	(0.16)	(0.33)	(0.34)
Net realized gains	—	—	—	—	(0.03)	(2.44)

Total distributions	(0.20)	(0.14)	(0.10)	(0.16)	(0.36)	(2.78)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$9.44	$10.43	$9.36	$11.23	$9.73	$6.02

Total return[d]	(7.63)%	13.16%	(15.86)%	17.51%	72.63%	(52.67)%
Ratios to average net assets[e]
Expenses	1.61%	1.60%	1.65%	1.74% [f]	1.70% [f]	1.77% [f]
Net investment income	1.66%	1.68%	1.32%	0.62%	1.39%	1.27%

Supplemental data
Net assets, end of period (000’s)	$37,550	$48,277	$44,702	$66,484	$66,718	$32,953
Portfolio turnover rate	27.81%	24.45%	14.90%	24.41%	56.58% [g]	75.11% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.50	$9.42	$11.30	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.08	0.16	0.13	0.05	0.09	(0.33)
Net realized and unrealized gains (losses)	(0.88)	1.04	(1.91)	1.61	4.00	(5.65)

Total from investment operations	(0.80)	1.20	(1.78)	1.66	4.09	(5.98)

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.10)	(0.16)	(0.35)	(0.37)
Net realized gains	—	—	—	—	(0.03)	(2.44)

Total distributions	(0.19)	(0.12)	(0.10)	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—	—	—	—

Net asset value, end of period	$9.51	$10.50	$9.42	$11.30	$9.80	$6.09

Total return[e]	(7.76)%	13.06%	(15.88)%	17.41%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses	1.71%	1.70%	1.75%	1.84% [g]	1.80% [g]	1.87% [g]
Net investment income	1.56%	1.58%	1.22%	0.52%	1.29%	1.17%

Supplemental data
Net assets, end of period (000’s)	$18,618	$23,341	$24,380	$37,198	$26,362	$7,208
Portfolio turnover rate	27.81%	24.45%	14.90%	24.41%	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Closed End Funds 0.6%
Romania 0.6%
[a] SIF Banat-Crisana	Diversified Financial Services	1,428,700	$474,824
SIF Moldova	Diversified Financial Services	1,669,845	603,650
SIF Muntenia	Diversified Financial Services	1,191,732	238,336
SIF Oltenia	Diversified Financial Services	1,975,791	824,842
SIF Transilvania	Diversified Financial Services	4,970,540	778,877

Total Closed End Funds (Cost $3,109,586)			2,920,529

Common Stocks 87.0%
Australia 1.1%
BHP Billiton Ltd.	Metals & Mining	180,668	5,184,680

Austria 0.8%
Raiffeisen Bank International AG	Commercial Banks	125,012	3,644,970

Brazil 16.8%
Companhia de Bebidas das Americas (AmBev)	Beverages	1,362,350	50,444,051
M Dias Branco SA	Food Products	143,700	5,443,309
Souza Cruz SA	Tobacco	2,053,928	25,387,284

			81,274,644

Chile 0.6%
Antofagasta PLC	Metals & Mining	227,279	2,748,840

China 7.7%
China Mobile Ltd.	Wireless Telecommunication Services	532,000	5,569,711
China Overseas Land & Investment Ltd.	Real Estate Management & Development	2,114,900	5,521,790
CNOOC Ltd.	Oil, Gas & Consumable Fuels	4,172,000	7,078,890
Great Wall Motor Co. Ltd., H	Automobiles	1,318,577	5,661,281
[a] Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	448,443	10,027,186
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	3,084,400	3,280,875

			37,139,733

Colombia 1.0%
Bancolombia SA, ADR	Commercial Banks	48,500	2,740,250
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	45,349	1,907,379

			4,647,629

Hong Kong 8.4%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	12,186,943
Giordano International Ltd.	Specialty Retail	3,673,000	3,215,553
I.T Ltd.	Specialty Retail	5,818,000	2,085,372
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,126,313	4,934,745
[b] Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	130,000	301,704
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	2,135,300	5,698,942
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	4,946,730	11,914,068

			40,337,327

Hungary 0.1%
OTP Bank PLC	Commercial Banks	26,840	563,176

India 4.3%
Tata Consultancy Services Ltd.	IT Services	612,050	15,610,446
Tata Motors Ltd.	Automobiles	1,063,000	5,025,471

			20,635,917

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Indonesia 4.3%
PT Astra International Tbk	Automobiles	14,036,900	$9,900,080
PT Bank Central Asia Tbk	Commercial Banks	4,007,532	4,037,816
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	8,664,000	6,765,340

			20,703,236

Kenya 1.3%
Equity Bank Ltd.	Commercial Banks	8,986,101	3,272,910
Kenya Commercial Bank Ltd.	Commercial Banks	5,335,900	2,301,029
Safaricom Ltd.	Wireless Telecommunication Services	9,225,600	709,661

			6,283,600

Mexico 1.3%
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,952,613	6,403,220

Nigeria 1.7%
FBN Holdings PLC	Commercial Banks	36,527,236	4,022,873
Nigerian Breweries PLC	Beverages	4,303,824	4,133,556

			8,156,429

Philippines 1.0%
Ayala Corp.	Diversified Financial Services	344,200	4,631,926

Qatar 2.1%
Industries Qatar QSC	Industrial Conglomerates	236,682	10,304,514

Russia 3.8%
CTC Media Inc.	Media	42,900	477,048
[c] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	29,958	1,718,840
[c] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	174,418	10,007,233
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	155,043	2,233,394
[a] TNK-BP Holding	Oil, Gas & Consumable Fuels	2,893,673	4,087,415

			18,523,930

Singapore 1.5%
K-REIT Asia	Real Estate Investment Trusts (REITs)	5,248,511	5,363,442
Keppel Corp. Ltd.	Industrial Conglomerates	197,557	1,621,300

			6,984,742

South Africa 4.9%
Remgro Ltd.	Diversified Financial Services	977,324	18,784,993
Tiger Brands Ltd.	Food Products	167,332	5,010,224

			23,795,217

South Korea 4.0%
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	139,610	4,326,150
LG Fashion Corp.	Textiles, Apparel & Luxury Goods	28,382	700,606
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	12,328	14,481,947

			19,508,703

Sweden 0.5%
Oriflame Cosmetics SA, SDR	Personal Products	81,636	2,584,200

Switzerland 2.0%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	108,904	9,630,025

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	984,500	$3,646,296

Thailand 7.2%
Advanced Info Service PCL, fgn.	Wireless Telecommunication Services	105,300	953,584
Kasikornbank PCL, fgn.	Commercial Banks	2,875,000	18,095,697
Shin Corp. PCL	Wireless Telecommunication Services	3,635,500	10,156,985
Thai Beverage PCL	Beverages	12,053,200	5,611,669

			34,817,935

Turkmenistan 0.5%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	297,559	2,587,413

United Arab Emirates 2.6%
Emaar Properties PJSC	Real Estate Management & Development	8,942,377	12,660,049

United Kingdom 4.3%
British American Tobacco PLC	Tobacco	190,300	9,751,209
Unilever PLC	Food Products	265,334	10,740,037

			20,491,246

United States 1.7%
Avon Products Inc.	Personal Products	391,680	8,237,030

Vietnam 0.1%
DHG Pharmaceutical JSC	Pharmaceuticals	95,800	393,049
Dong Phu Rubber JSC	Chemicals	104,160	238,234

			631,283

Zimbabwe 0.6%
Delta Corp. Ltd.	Beverages	2,209,976	3,093,966

Total Common Stocks (Cost $301,136,119)			419,851,876

[d]Participatory Notes 2.6%
Saudi Arabia 2.6%
[b] Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co., 144A, 5/13/14	Food Products	55,781	1,275,492
[b] HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	19,800	361,670
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	515,329	10,924,683

Total Participatory Notes (Cost $11,398,544)			12,561,845

Preferred Stocks 5.8%
Brazil 0.7%
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	914,705	3,389,772
[a] Itausa - Investimentos Itau SA, DPP, pfd.	Commercial Banks	24,675	90,335

			3,480,107

Chile 2.3%
Embotelladora Andina SA, pfd., A	Beverages	2,525,717	11,160,781

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Preferred Stocks (continued)
Russia 2.8%
Sberbank of Russia, pfd.	Commercial Banks	6,293,975	$13,413,342

Total Preferred Stocks (Cost $25,649,633)			28,054,230

Total Investments before Short Term Investments (Cost $341,293,882)			463,388,480

Short Term Investments (Cost $22,857,344) 4.8%
Money Market Funds 4.8%
United States 4.8%
[a,e] Institutional Fiduciary Trust Money Market Portfolio		22,857,344	22,857,344

Total Investments (Cost $364,151,226) 100.8%			486,245,824
Other Assets, less Liabilities (0.8)%			(3,647,820)

Net Assets 100.0%			$482,598,004

See Abbreviations on page TD-30.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $12,863,549, representing 2.67% of net assets.

cAt June 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 1(c) regarding Participatory Notes.

eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$341,293,882
Cost - Sweep Money Fund (Note 7)	22,857,344

Total cost of investments	$364,151,226

Value - Unaffiliated issuers	$463,388,480
Value - Sweep Money Fund (Note 7)	22,857,344

Total value of investments	486,245,824
Cash	443,125
Foreign currency, at value (cost $4,956)	4,912
Receivables:
Investment securities sold	654,147
Capital shares sold	570,685
Dividends	911,775
Foreign tax	25,763
Other assets	158

Total assets	488,856,389

Liabilities:
Payables:
Investment securities purchased	4,276,990
Capital shares redeemed	915,194
Affiliates	644,455
Accrued expenses and other liabilities	421,746

Total liabilities	6,258,385

Net assets, at value	$482,598,004

Net assets consist of:
Paid-in capital	$409,975,965
Distributions in excess of net investment income	(2,059,504)
Net unrealized appreciation (depreciation)	122,056,757
Accumulated net realized gain (loss)	(47,375,214)

Net assets, at value	$482,598,004

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$159,421,336

Shares outstanding	16,684,839

Net asset value and maximum offering price per share	$9.55

Class 2:
Net assets, at value	$267,008,451

Shares outstanding	28,123,838

Net asset value and maximum offering price per share	$9.49

Class 3:
Net assets, at value	$37,549,855

Shares outstanding	3,979,212

Net asset value and maximum offering price per share[a]	$9.44

Class 4:
Net assets, at value	$18,618,362

Shares outstanding	1,958,199

Net asset value and maximum offering price per share	$9.51

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $664,130)	$8,946,281
Income from securities loaned	14,338

Total investment income	8,960,619

Expenses:
Management fees (Note 3a)	3,010,917
Administrative fees (Note 3b)	385,193
Distribution fees: (Note 3c)
Class 2	361,461
Class 3	57,133
Class 4	38,950
Unaffiliated transfer agent fees	526
Custodian fees (Note 4)	177,204
Reports to shareholders	104,367
Professional fees	36,954
Trustees’ fees and expenses	1,204
Other	9,974

Total expenses	4,183,883

Net investment income	4,776,736

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	46,990,763
Foreign currency transactions	(247,634)

Net realized gain (loss)	46,743,129

Net change in unrealized appreciation (depreciation) on:
Investments	(90,957,687)
Translation of other assets and liabilities denominated in foreign currencies	(15,598)
Change in deferred taxes on unrealized appreciation	21,147

Net change in unrealized appreciation (depreciation)	(90,952,138)

Net realized and unrealized gain (loss)	(44,209,009)

Net increase (decrease) in net assets resulting from operations	$(39,432,273)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$4,776,736	$10,321,744
Net realized gain (loss) from investments and foreign currency transactions	46,743,129	37,187,656
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(90,952,138)	25,533,270

Net increase (decrease) in net assets resulting from operations	(39,432,273)	73,042,670

Distributions to shareholders from:
Net investment income:
Class 1	(3,816,779)	(3,523,272)
Class 2	(5,449,449)	(4,111,805)
Class 3	(777,644)	(716,639)
Class 4	(373,848)	(295,623)

Total distributions to shareholders	(10,417,720)	(8,647,339)

Capital share transactions: (Note 2)
Class 1	(27,397,174)	(52,933,691)
Class 2	2,547,894	(36,646,633)
Class 3	(6,795,146)	(1,195,085)
Class 4	(2,731,593)	(3,647,744)

Total capital share transactions	(34,376,019)	(94,423,153)

Redemption fees	906	1,457

Net increase (decrease) in net assets	(84,225,106)	(30,026,365)

Net assets:
Beginning of period	566,823,110	596,849,475

End of period	$482,598,004	$566,823,110

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(2,059,504)	$3,581,480

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Lending (continued)

investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	593,031	$6,362,205	1,107,285	$11,165,172
Shares issued in reinvestment of distributions	392,673	3,816,779	385,901	3,523,272
Shares redeemed	(3,537,696)	(37,576,158)	(6,733,412)	(67,622,135)

Net increase (decrease)	(2,551,992)	$(27,397,174)	(5,240,226)	$(52,933,691)

Class 2 Shares:
Shares sold	2,887,511	$29,837,645	3,879,555	$38,012,902
Shares issued in reinvestment of distributions	564,125	5,449,449	453,341	4,111,805
Shares redeemed	(3,103,000)	(32,739,200)	(7,891,630)	(78,771,340)

Net increase (decrease)	348,636	$2,547,894	(3,558,734)	$(36,646,633)

Class 3 Shares:
Shares sold	337,469	$3,607,266	998,194	$10,036,984
Shares issued in reinvestment of distributions	81,005	777,644	79,538	716,639
Shares redeemed	(1,066,612)	(11,180,056)	(1,224,195)	(11,948,708)

Net increase (decrease)	(648,138)	$(6,795,146)	(146,463)	$(1,195,085)

Class 4 Shares:
Shares sold	93,448	$993,059	257,374	$2,544,613
Shares issued on reinvestment of distributions	38,661	373,848	32,558	295,623
Shares redeemed	(395,789)	(4,098,500)	(656,835)	(6,487,980)

Net increase (decrease)	(263,680)	$(2,731,593)	(366,903)	$(3,647,744)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $88,126,277 expiring in 2017.

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$376,526,690

Unrealized appreciation	$130,443,886
Unrealized depreciation	(20,724,752)

Net unrealized appreciation (depreciation)	$109,719,134

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $148,918,292 and $200,125,049, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Closed End Funds	$2,920,529	$—	$—	$2,920,529
Equity Investments:[a]
Russia	14,571,696	17,365,576	—	31,937,272
All Other Equity Investments[b]	415,968,834	—	—	415,968,834
Participatory Notes	—	12,561,845	—	12,561,845
Short Term Investments	22,857,344	—	—	22,857,344

Total Investments in Securities	$456,318,403	$29,927,421	$—	$486,245,824

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
DPP - Depositary Receipt Preferred
SDR - Swedish Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provided as detailed analysis of foreign taxes paid, and foreign source income as reported by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0339	$0.2647
Class 2	$0.0339	$0.2386
Class 3	$0.0339	$0.2346
Class 4	$0.0339	$0.2246

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2013.

Performance Summary as of 6/30/13

Templeton Foreign Securities Fund – Class 1 delivered a +2.42% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, produced a +4.47% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, advanced during the first six months of 2013 as many central banks continued supportive monetary policies. The economic focus and highly correlated market movements characteristic of previous periods appeared to be supplanted by a more fundamentals-based market environment. Regional performance was also more consistent with local economic trends, although periodic volatility highlighted the recovery’s fragility. Continued U.S. gross domestic product (GDP) growth accompanied improvements in housing, labor and retail sales. Eurozone first-quarter GDP growth missed expectations, although the number of unemployed declined and manufacturing indicator levels increased in the first half of 2013. Japan demonstrated economic progress amid major reflationary initiatives as business confidence, industrial production and retail sales improved and inflation stabilized. However, investor confidence in the country’s radical policy maneuvers wavered. China’s growth rate and manufacturing levels were weaker than expected, and the International Monetary Fund downgraded the country’s growth outlook.

Despite generally accommodative global monetary policies, central banks changed their strategies during the period to reflect the increasingly varied needs of different economies. The U.S. Federal Reserve Board (Fed) vowed to keep interest rates low until the unemployment rate reached 6.5% but ignited considerable market volatility and a Treasury sell-off by suggesting it may taper monthly bond purchases

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

should economic conditions warrant. The European Central Bank cut benchmark interest rates and pledged to maintain systemic support after successfully containing a run on a Cyprus bank. Elsewhere in developed markets, the Bank of Japan’s new governor set an explicit inflation target and pledged to double bond purchases in what many believe was unprecedented policy reform.

Emerging market central banks were more aggressive, with Brazil’s central bank hiking interest rates amid rising inflation and China’s central bank taking measures to curb real estate and credit speculation. Chinese liquidity tightening weighed on credit markets at period-end, and a jump in the interbank lending rate underscored concerns about the country’s shadow banking system. Volatility surfaced in the emerging market region as political protests intensified, and asset prices fell as investors responded to rising bond rates by unwinding highly leveraged emerging market carry trades.2 Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and stock prices rebounded from period lows after China’s central bank intervened to calm the country’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, the health care sector experienced strong growth fueled by increasing demand and industry mergers and

2. In a carry trade, an investor seeks to profit from an interest rate differential by borrowing low-yielding currencies and lending high-yielding currencies. The use of borrowed capital to facilitate the trade creates leverage for the borrower.

acquisition activity.3 In this environment, our overweighting and stock selection in the sector were major contributors to Fund performance relative to the MSCI EAFE Index. Noteworthy holdings included pharmaceutical companies Roche Holding (Switzerland), GlaxoSmithKline (U.K.) and Sanofi (France). Our underweighting in the poorly performing materials sector also aided relative results.4 Other individual contributors included financial services provider ING U.S.5 and Japanese automobile manufacturers Toyota Motor and Mazda Motor (sold by period-end).

In contrast, our overweighting and stock selection in the volatile energy sector was a notable detractor from Fund performance.6 Our positions in energy equipment and services company Aker Solutions (Norway) and oil, gas and consumable fuels producers Petroleo Brasileiro (Brazil) and Statoil (Norway) suffered from oil price fluctuations stemming from Middle East political tensions. Our stock selection in telecommunication services companies such as diversified telecommunication providers China Telecom5 and ORANGE7 and wireless telecommunication provider China Mobile5 weighed on results.8 The Fund’s positions in three off-benchmark South Korean companies, Samsung Electronics, KB Financial Group and POSCO, also hindered Fund performance.5

From a geographic perspective, our stock selection in Europe benefited the Fund’s relative performance, as a number of our investments in Switzerland and the U.K. performed well. Our exposure to Norway, however, was detrimental. In Asia, our stock selection detracted from performance, particularly in South Korea5 and Japan.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended

3. The health care sector comprises health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.

4. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

5. Not an index component.

6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

7. France Telecom in the SOI.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/13

Company Sector/Industry, Country	% of Total Net Assets
Credit Suisse Group AG	3.3%
Capital Markets, Switzerland
Roche Holding AG	3.2%
Pharmaceuticals, Switzerland
Sanofi	2.8%
Pharmaceuticals, France
GlaxoSmithKline PLC	2.8%
Pharmaceuticals, U.K.
BNP Paribas SA	2.7%
Commercial Banks, France
ING Groep NV, IDR	2.5%
Diversified Financial Services, Netherlands
AXA SA	2.4%
Insurance, France
Tesco PLC	2.3%
Food & Staples Retailing, U.K.
Samsung Electronics Co. Ltd.	2.2%
Semiconductors & Semiconductor Equipment, South Korea
Aviva PLC	2.2%
Insurance, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

June 30, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,024.20	$3.91
Hypothetical (5% return before expenses)	$1,000	$1,020.93	$3.91

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SUPPLEMENT DATED JULY 24, 2013

TO THE PROSPECTUSES

DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FI-S5 is revised to read as follows:

Portfolio Managers

EDWARD D. PERKS, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.

ALEX W. PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since December 2012.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 1989.

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FI-D9 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers	Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers	Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX W. PETERS, CFA Vice President of Advisers	Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel	Mr. Johnson has been a portfolio manager of the Fund since 1989, providing research, advice and portfolio risk assessment on the Fund’s investment portfolio. He joined Franklin Templeton Investments in 1957.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

III.  The “Fund Details – Principal Risks” section beginning on page TD-D3 for the Templeton Developing Markets Securities Fund is amended to add the following:

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. In addition, the Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

IV.  The fifth paragraph of the “Fund Details – Principal Investment Policies and Practices” section on page TF-D1 for the Templeton Foreign Securities Fund is amended as follows:

The Fund may also buy and sell (write) exchange traded and over-the-counter equity call options on individual securities held in its portfolio in an amount up to 10% of its net assets, to generate additional income for the Fund. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) a particular stock, and in return the Fund would earn a premium from the buyer of the option. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.63	$12.78	$14.54	$13.68	$10.95	$20.57

Income from investment operations[a]:
Net investment income[b]	0.26	0.38	0.42	0.28	0.25	0.45
Net realized and unrealized gains (losses)	0.11	1.91	(1.90)	0.86	3.39	(8.01)

Total from investment operations	0.37	2.29	(1.48)	1.14	3.64	(7.56)

Less distributions from:
Net investment income	(0.41)	(0.44)	(0.28)	(0.28)	(0.43)	(0.45)
Net realized gains	—	—	—	—	(0.48)	(1.61)

Total distributions	(0.41)	(0.44)	(0.28)	(0.28)	(0.91)	(2.06)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$14.59	$14.63	$12.78	$14.54	$13.68	$10.95

Total return[d]	2.42%	18.60%	(10.44)%	8.67%	37.34%	(40.23)%
Ratios to average net assets[e]
Expenses	0.78%	0.79%	0.79% [f]	0.78% [f]	0.78% [f]	0.77% [f]
Net investment income	3.48%	2.84%	2.92%	2.10%	2.28%	2.82%

Supplemental data
Net assets, end of period (000’s)	$258,659	$265,924	$254,292	$321,282	$318,173	$262,725
Portfolio turnover rate	13.36%	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.37	$12.56	$14.29	$13.45	$10.76	$20.25

Income from investment operations[a]:
Net investment income[b]	0.24	0.34	0.37	0.25	0.22	0.40
Net realized and unrealized gains (losses)	0.11	1.87	(1.86)	0.84	3.34	(7.89)

Total from investment operations	0.35	2.21	(1.49)	1.09	3.56	(7.49)

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.24)	(0.25)	(0.39)	(0.39)
Net realized gains	—	—	—	—	(0.48)	(1.61)

Total distributions	(0.37)	(0.40)	(0.24)	(0.25)	(0.87)	(2.00)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$14.35	$14.37	$12.56	$14.29	$13.45	$10.76

Total return[d]	2.36%	18.23%	(10.63)%	8.41%	37.04%	(40.38)%
Ratios to average net assets[e]
Expenses	1.03%	1.04%	1.04% [f]	1.03% [f]	1.03% [f]	1.02% [f]
Net investment income	3.23%	2.59%	2.67%	1.85%	2.03%	2.57%

Supplemental data
Net assets, end of period (000’s)	$1,675,824	$1,744,231	$1,679,412	$2,090,757	$2,010,268	$1,702,038
Portfolio turnover rate	13.36%	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 3		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.32	$12.51	$14.24	$13.37	$10.70	$20.18

Income from investment operations[a]:
Net investment income[b]	0.24	0.34	0.37	0.25	0.25	0.39
Net realized and unrealized gains (losses)	0.10	1.87	(1.86)	0.84	3.30	(7.84)

Total from investment operations	0.34	2.21	(1.49)	1.09	3.55	(7.45)

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.24)	(0.22)	(0.40)	(0.42)
Net realized gains	—	—	—	—	(0.48)	(1.61)

Total distributions	(0.37)	(0.40)	(0.24)	(0.22)	(0.88)	(2.03)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$14.29	$14.32	$12.51	$14.24	$13.37	$10.70

Total return[d]	2.29%	18.30%	(10.68)%	8.41%	37.20%	(40.39)%
Ratios to average net assets[e]
Expenses	1.03%	1.04%	1.04% [f]	1.03% [f]	1.03% [f]	1.02% [f]
Net investment income	3.23%	2.59%	2.67%	1.85%	2.03%	2.57%

Supplemental data
Net assets, end of period (000’s)	$86,449	$91,642	$88,380	$108,766	$115,364	$271,061
Portfolio turnover rate	13.36%	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.48	$12.66	$14.43	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.24	0.33	0.36	0.17	0.21	0.15
Net realized and unrealized gains (losses)	0.10	1.89	(1.88)	0.92	3.37	(6.08)

Total from investment operations	0.34	2.22	(1.52)	1.09	3.58	(5.93)

Less distributions from:
Net investment income	(0.36)	(0.40)	(0.25)	(0.25)	(0.42)	(0.45)
Net realized gains	—	—	—	—	(0.48)	(1.61)

Total distributions	(0.36)	(0.40)	(0.25)	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—	—	—	—

Net asset value, end of period	$14.46	$14.48	$12.66	$14.43	$13.59	$10.91

Total return[e]	2.28%	18.14%	(10.74)%	8.38%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses	1.13%	1.14%	1.14% [g]	1.13% [g]	1.13% [g]	1.12% [g]
Net investment income	3.13%	2.49%	2.57%	1.75%	1.93%	2.47%

Supplemental data
Net assets, end of period (000’s)	$442,997	$416,277	$353,346	$305,505	$48,501	$14,287
Portfolio turnover rate	13.36%	12.53%	21.09%	19.16%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks 94.6%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	4,201,030	$24,486,367

Airlines 0.9%
[a] Deutsche Lufthansa AG	Germany	1,080,990	21,943,266

Auto Components 0.8%
Cie Generale des Etablissements Michelin, B	France	222,570	19,902,955

Automobiles 1.6%
Toyota Motor Corp., ADR	Japan	333,742	40,269,310

Building Products 0.5%
Compagnie de Saint-Gobain	France	296,890	12,018,497

Capital Markets 3.3%
Credit Suisse Group AG	Switzerland	3,092,738	81,995,118

Chemicals 1.9%
Akzo Nobel NV	Netherlands	527,560	29,744,343
Potash Corp. of Saskatchewan Inc.	Canada	468,130	17,849,797

			47,594,140

Commercial Banks 12.0%
BNP Paribas SA	France	1,218,660	66,583,630
DBS Group Holdings Ltd.	Singapore	2,174,520	26,597,009
Hana Financial Group Inc.	South Korea	1,128,760	32,853,003
HSBC Holdings PLC	United Kingdom	4,015,600	42,066,736
KB Financial Group Inc., ADR	South Korea	1,189,645	35,249,181
[a] Lloyds Banking Group PLC	United Kingdom	40,229,150	38,627,576
UniCredit SpA	Italy	8,365,386	39,177,918
United Overseas Bank Ltd.	Singapore	985,000	15,436,654

			296,591,707

Commercial Services & Supplies 0.5%
G4S PLC	United Kingdom	3,386,630	11,869,458

Communications Equipment 0.8%
Ericsson, B, ADR	Sweden	1,675,840	18,903,475

Computers & Peripherals 0.7%
Compal Electronics Inc.	Taiwan	28,536,431	16,044,006

Construction & Engineering 0.6%
Carillion PLC	United Kingdom	3,750,730	15,755,271

Construction Materials 0.5%
CRH PLC	Ireland	659,820	13,355,190

Containers & Packaging 0.8%
Rexam PLC	United Kingdom	2,719,161	19,744,640

Diversified Financial Services 3.7%
[a] ING Groep NV, IDR	Netherlands	6,729,094	61,312,475
ING U.S. Inc.	United States	1,076,240	29,123,054

			90,435,529

Diversified Telecommunication Services 5.9%
China Telecom Corp. Ltd., H	China	47,482,357	22,651,606
France Telecom SA	France	2,164,143	20,473,641
Singapore Telecommunications Ltd.	Singapore	9,394,000	27,946,641
[a] Telefonica SA, ADR	Spain	2,270,951	29,090,882

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Telenor ASA	Norway	1,413,644	$28,023,831
Vivendi SA	France	928,427	17,583,485

			145,770,086

Electrical Equipment 0.7%
Alstom SA	France	285,410	9,347,039
Shanghai Electric Group Co. Ltd.	China	23,792,000	7,960,371

			17,307,410

Electronic Equipment, Instruments & Components 2.0%
[a] Flextronics International Ltd.	Singapore	4,134,370	32,000,024
Kingboard Chemical Holdings Ltd.	Hong Kong	8,846,000	18,180,267

			50,180,291

Energy Equipment & Services 3.7%
Aker Solutions ASA	Norway	1,617,940	22,017,410
Ensign Energy Services Inc.	Canada	1,965,300	30,432,381
Fugro NV, IDR	Netherlands	120,800	6,549,018
Trican Well Service Ltd.	Canada	2,373,000	31,554,230

			90,553,039

Food & Staples Retailing 2.8%
Metro AG	Germany	374,380	11,851,421
Tesco PLC	United Kingdom	11,285,990	56,903,942

			68,755,363

Health Care Equipment & Supplies 1.0%
Getinge AB, B	Sweden	417,870	12,698,129
Nobel Biocare Holding AG	Switzerland	974,135	11,856,435

			24,554,564

Industrial Conglomerates 3.3%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	26,288,784
Koninklijke Philips NV	Netherlands	920,320	25,090,738
Siemens AG	Germany	285,414	28,847,683

			80,227,205

Insurance 10.1%
ACE Ltd.	United States	307,649	27,528,432
Aegon NV	Netherlands	6,126,220	40,979,383
AIA Group Ltd.	Hong Kong	9,767,000	41,367,718
Aviva PLC	United Kingdom	10,435,150	53,919,340
AXA SA	France	2,967,908	58,314,662
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	68,060	12,526,668
Swiss Re AG	Switzerland	174,680	12,996,776

			247,632,979

Leisure Equipment & Products 0.7%
Namco Bandai Holdings Inc.	Japan	977,800	15,871,136

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	175,440	13,211,151

Metals & Mining 1.5%
POSCO	South Korea	136,907	35,772,706

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Multiline Retail 1.1%
Marks & Spencer Group PLC	United Kingdom	4,066,900	$26,654,883

Oil, Gas & Consumable Fuels 9.3%
BP PLC	United Kingdom	4,406,715	30,519,018
China Coal Energy Co. Ltd., H	China	11,902,000	6,230,329
Reliance Industries Ltd.	India	998,145	14,449,990
Royal Dutch Shell PLC, A	United Kingdom	16,803	536,588
Royal Dutch Shell PLC, B	United Kingdom	1,094,263	36,209,049
Statoil ASA	Norway	1,816,110	37,467,454
Suncor Energy Inc.	Canada	901,700	26,587,435
Talisman Energy Inc.	Canada	2,554,600	29,157,940
Total SA, B	France	979,926	47,838,402

			228,996,205

Pharmaceuticals 10.0%
GlaxoSmithKline PLC	United Kingdom	2,772,585	69,501,530
Novartis AG	Switzerland	417,200	29,628,110
Roche Holding AG	Switzerland	312,840	77,808,541
Sanofi	France	670,755	69,515,284

			246,453,465

Professional Services 1.1%
Hays PLC	United Kingdom	11,353,070	15,345,440
Randstad Holding NV	Netherlands	293,180	12,020,958

			27,366,398

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	12,506

Semiconductors & Semiconductor Equipment 3.6%
Infineon Technologies AG	Germany	1,103,225	9,233,562
Samsung Electronics Co. Ltd.	South Korea	46,744	54,911,106
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	6,752,526	25,009,356

			89,154,024

Software 1.9%
Capcom Co. Ltd.	Japan	1,211,400	19,601,744
Trend Micro Inc.	Japan	868,100	27,568,455

			47,170,199

Specialty Retail 1.7%
Kingfisher PLC	United Kingdom	8,202,826	42,796,409

Trading Companies & Distributors 1.5%
ITOCHU Corp.	Japan	3,210,100	37,055,797

Wireless Telecommunication Services 2.6%
China Mobile Ltd.	China	2,340,000	24,498,353
Vodafone Group PLC, ADR	United Kingdom	1,340,319	38,520,768

			63,019,121

Total Common Stocks (Cost $2,147,274,347)			2,329,423,866

Preferred Stocks 0.6%
Metals & Mining 0.3%
Vale SA, ADR, pfd., A	Brazil	664,832	8,084,357

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Preferred Stocks (continued)
Oil, Gas & Consumable Fuels 0.3%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	$7,592,121

Total Preferred Stocks (Cost $12,298,386)			15,676,478

Total Investments before Short Term Investments (Cost $2,159,572,733)			2,345,100,344

Short Term Investments (Cost $141,356,648) 5.7%
Money Market Funds 5.7%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	United States	141,356,648	141,356,648

Total Investments (Cost $2,300,929,381) 100.9%			2,486,456,992
Other Assets, less Liabilities (0.9)%			(22,528,129)

Net Assets 100.0%			$2,463,928,863

See Abbreviations on page TF-28.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,159,572,733
Cost - Sweep Money Fund (Note 7)	141,356,648

Total cost of investments	$2,300,929,381

Value - Unaffiliated issuers	$2,345,100,344
Value - Sweep Money Fund (Note 7)	141,356,648

Total value of investments	2,486,456,992
Cash	138,779
Receivables:
Capital shares sold	1,033,839
Dividends	8,441,897
Other assets	709

Total assets	2,496,072,216

Liabilities:
Payables:
Investment securities purchased	26,990,472
Capital shares redeemed	1,801,998
Affiliates	2,572,459
Accrued expenses and other liabilities	778,424

Total liabilities	32,143,353

Net assets, at value	$2,463,928,863

Net assets consist of:
Paid-in capital	$2,316,573,510
Undistributed net investment income	40,124,481
Net unrealized appreciation (depreciation)	185,515,862
Accumulated net realized gain (loss)	(78,284,990)

Net assets, at value	$2,463,928,863

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$258,659,185

Shares outstanding	17,725,899

Net asset value and maximum offering price per share	$14.59

Class 2:
Net assets, at value	$1,675,823,841

Shares outstanding	116,817,356

Net asset value and maximum offering price per share	$14.35

Class 3:
Net assets, at value	$86,449,312

Shares outstanding	6,049,050

Net asset value and maximum offering price per share[a]	$14.29

Class 4:
Net assets, at value	$442,996,525

Shares outstanding	30,644,319

Net asset value and maximum offering price per share	$14.46

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes $5,158,240)	$52,406,093
Income from securities loaned	1,346,107

Total investment income	53,752,200

Expenses:
Management fees (Note 3a)	8,070,086
Administrative fees (Note 3b)	1,231,001
Distribution fees: (Note 3c)
Class 2	2,163,546
Class 3	112,971
Class 4	761,736
Unaffiliated transfer agent fees	1,296
Custodian fees (Note 4)	199,093
Reports to shareholders	268,577
Professional fees	58,726
Trustees’ fees and expenses	5,024
Other	25,570

Total expenses	12,897,626

Net investment income	40,854,574

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,704,381
Foreign currency transactions	(64,566)

Net realized gain (loss)	30,639,815

Net change in unrealized appreciation (depreciation) on:
Investments	(11,417,248)
Translation of other assets and liabilities denominated in foreign currencies	(18,333)

Net change in unrealized appreciation (depreciation)	(11,435,581)

Net realized and unrealized gain (loss)	19,204,234

Net increase (decrease) in net assets resulting from operations	$60,058,808

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$40,854,574	$63,456,029
Net realized gain (loss) from investments and foreign currency transactions	30,639,815	19,998,467
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(11,435,581)	333,368,769

Net increase (decrease) in net assets resulting from operations	60,058,808	416,823,265

Distributions to shareholders from:
Net investment income:
Class 1	(7,042,374)	(8,240,958)
Class 2	(42,339,120)	(51,055,731)
Class 3	(2,189,476)	(2,656,996)
Class 4	(10,745,373)	(11,448,483)

Total distributions to shareholders	(62,316,343)	(73,402,168)

Capital share transactions: (Note 2)
Class 1	(6,795,434)	(24,104,168)
Class 2	(67,775,181)	(174,931,568)
Class 3	(5,229,627)	(9,153,115)
Class 4	27,897,198	7,407,804

Total capital share transactions	(51,903,044)	(200,781,047)

Redemption fees	14,930	4,388

Net increase (decrease) in net assets	(54,145,649)	142,644,438
Net assets:
Beginning of period	2,518,074,512	2,375,430,074

End of period	$2,463,928,863	$2,518,074,512

Undistributed net investment income included in net assets:
End of period	$40,124,481	$61,586,250

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2013, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	201,469	$3,054,446	437,702	$5,851,468
Shares issued in reinvestment of distributions	468,554	7,042,374	676,598	8,240,958
Shares redeemed	(1,117,532)	(16,892,254)	(2,835,243)	(38,196,594)

Net increase (decrease)	(447,509)	$(6,795,434)	(1,720,943)	$(24,104,168)

Class 2 Shares:
Shares sold	5,425,802	$79,782,314	12,784,843	$164,850,484
Shares issued in reinvestment of distributions	2,864,622	42,339,120	4,261,747	51,055,731
Shares redeemed	(12,813,330)	(189,896,615)	(29,457,075)	(390,837,783)

Net increase (decrease)	(4,522,906)	$(67,775,181)	(12,410,485)	$(174,931,568)

Class 3 Shares:
Shares sold	382,643	$5,576,260	414,387	$5,363,853
Shares issued in reinvestment of distributions	148,742	2,189,476	222,529	2,656,996
Shares redeemed	(881,337)	(12,995,363)	(1,302,161)	(17,173,964)

Net increase (decrease)	(349,952)	$(5,229,627)	(665,245)	$(9,153,115)

Class 4 Shares:
Shares sold	2,731,226	$40,358,382	6,234,278	$81,740,548
Shares issued on reinvestment of distributions	721,650	10,745,373	947,722	11,448,483
Shares redeemed	(1,554,275)	(23,206,557)	(6,356,073)	(85,781,227)

Net increase (decrease)	1,898,601	$27,897,198	825,927	$7,407,804

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $100,804,035 expiring in 2017.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,305,589,938

Unrealized appreciation	$437,073,201
Unrealized depreciation	(256,206,147)

Net unrealized appreciation (depreciation)	$180,867,054

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $323,649,066 and $467,708,800, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0158	$0.4094
Class 2	$0.0158	$0.3739
Class 3	$0.0158	$0.3735
Class 4	$0.0158	$0.3653

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON GLOBAL BOND SECURITIES FUND

This semiannual report for Templeton Global Bond Securities Fund covers the period ended June 30, 2013

Performance Summary as of 6/30/13

Templeton Global Bond Securities Fund – Class 1 had a -1.52% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Bond Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the J.P. Morgan (JPM) Global Government Bond Index (GGBI) and the Citigroup World Government Bond Index, had -5.80% and -5.66% total returns for the same period.1

Economic and Market Overview

The global economic recovery was mixed during the period under review. Emerging economies continued to lead the recovery, although they showed signs of slowing. The U.S. and the eurozone continued to experience growth that was slow by the standards of previous recoveries. As fears surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China eased, financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

The still-ongoing eurozone sovereign debt crisis led to periods of risk aversion, when yields declined, equity markets sold off and perceived safe haven assets rallied, alternating with periods of heightened risk appetite, where yields increased and investors again favored risk assets. This was particularly true during the second quarter of 2013, when volatility for global financial markets rose sharply as market participants became concerned about the U.S. Federal Reserve Board’s potentially scaling back the pace of its monetary easing. Against this backdrop, increased liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation.

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the period under review, interest rate and currency strategies contributed to relative performance, while contributions from sovereign debt were largely neutral.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Nevertheless, select duration exposures in Europe contributed to absolute and relative performance. At period-end, the Fund had a shorter duration position than the JPM GGBI, a stance arising from our assessment that there was limited scope for further global interest rate reductions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies, which sometimes resulted in net negative positions. Overall, our diversified currency exposure contributed to relative results, but detracted from absolute performance. Among currencies, the Fund’s underweighted and net negative exposure to the euro benefited relative results, but this effect was more than offset by its overweighted exposure to peripheral European currencies. The Japanese yen depreciated against the U.S. dollar during the period and the Fund’s net-negative and underweighted position in the yen supported absolute and relative performance. Conversely, the Fund’s currency exposures in Asia ex-Japan detracted from absolute and relative results.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-3

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically seeks to compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures were largely neutral with respect to absolute and relative performance.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund

6/30/13

% of Total Net Assets

Americas	71.5%

U.S. Dollar	49.6%

Mexican Peso	11.1%

Canadian Dollar	4.2%

Chilean Peso	3.9%

Brazilian Real	2.5%

Peruvian Nuevo Sol	0.2%

Asia Pacific	27.2%

South Korean Won	15.5%

Malaysian Ringgit	13.2%

Singapore Dollar	8.7%

Indonesian Rupiah	3.5%

Indian Rupee	2.4%

Philippine Peso	2.2%

Sri Lankan Rupee	1.2%

Japanese Yen*	-19.5%

Australia & New Zealand	3.7%

Australian Dollar	3.7%

Middle East & Africa	1.3%

New Israeli Shekel	1.3%

Europe*	-3.7%

Polish Zloty	10.2%

Swedish Krona	9.4%

Hungarian Forint	2.2%

Norwegian Krone	1.9%

Euro*	-27.4%

* A negative figure reflects net “short” exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund’s value would potentially decline if the value of the associated currency increases.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 1

TGB-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$984.80	$2.66
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.54%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TGB-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.01	$18.61	$19.94	$17.72	$17.42	$17.00

Income from investment operations[a]:
Net investment income[b]	0.33	0.72	0.87	1.00	0.99	0.80
Net realized and unrealized gains (losses)	(0.63)	1.99	(0.92)	1.58	2.01	0.27

Total from investment operations	(0.30)	2.71	(0.05)	2.58	3.00	1.07

Less distributions from:
Net investment income and net foreign currency gains	(0.96)	(1.28)	(1.15)	(0.31)	(2.70)	(0.65)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.20)	(1.31)	(1.28)	(0.36)	(2.70)	(0.65)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.51	$20.01	$18.61	$19.94	$17.72	$17.42

Total return[d]	(1.52)%	15.31%	(0.61)%	14.71%	18.98%	6.46%
Ratios to average net assets[e]
Expenses[f]	0.54%	0.55%	0.56%	0.55%	0.54%	0.58%
Net investment income	3.31%	3.71%	4.40%	5.27%	5.73%	4.66%

Supplemental data
Net assets, end of period (000’s)	$293,088	$307,142	$269,819	$272,232	$195,662	$220,588
Portfolio turnover rate	12.52%	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.47	$18.15	$19.49	$17.34	$17.10	$16.72

Income from investment operations[a]:
Net investment income[b]	0.30	0.65	0.79	0.93	0.93	0.74
Net realized and unrealized gains (losses)	(0.60)	1.94	(0.89)	1.54	1.98	0.27

Total from investment operations	(0.30)	2.59	(0.10)	2.47	2.91	1.01

Less distributions from:
Net investment income and net foreign currency gains	(0.93)	(1.24)	(1.11)	(0.27)	(2.67)	(0.63)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.17)	(1.27)	(1.24)	(0.32)	(2.67)	(0.63)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.00	$19.47	$18.15	$19.49	$17.34	$17.10

Total return[d]	(1.65)%	15.07%	(0.87)%	14.45%	18.68%	6.21%
Ratios to average net assets[e]
Expenses[f]	0.79%	0.80%	0.81%	0.80%	0.79%	0.83%
Net investment income	3.06%	3.46%	4.15%	5.02%	5.48%	4.41%

Supplemental data
Net assets, end of period (000’s)	$2,664,948	$2,418,229	$1,812,814	$1,490,794	$1,262,783	$793,773
Portfolio turnover rate	12.52%	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 3		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.48	$18.15	$19.48	$17.33	$17.08	$16.70

Income from investment operations[a]:
Net investment income[b]	0.30	0.65	0.80	0.93	0.93	0.74
Net realized and unrealized gains (losses)	(0.61)	1.94	(0.90)	1.54	1.98	0.27

Total from investment operations	(0.31)	2.59	(0.10)	2.47	2.91	1.01

Less distributions from:
Net investment income and net foreign currency gains	(0.92)	(1.23)	(1.10)	(0.27)	(2.66)	(0.63)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.16)	(1.26)	(1.23)	(0.32)	(2.66)	(0.63)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.01	$19.48	$18.15	$19.48	$17.33	$17.08

Total return[d]	(1.69)%	15.06%	(0.83)%	14.38%	18.69%	6.21%
Ratios to average net assets[e]
Expenses[f]	0.79%	0.80%	0.81%	0.80%	0.79%	0.83%
Net investment income	3.06%	3.46%	4.15%	5.02%	5.48%	4.41%

Supplemental data
Net assets, end of period (000’s)	$195,661	$198,077	$185,811	$183,380	$143,264	$128,155
Portfolio turnover rate	12.52%	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.82	$18.44	$19.78	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.29	0.64	0.79	0.93	0.93	0.66
Net realized and unrealized gains (losses)	(0.62)	1.98	(0.91)	1.56	2.00	(0.64)

Total from investment operations	(0.33)	2.62	(0.12)	2.49	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(0.89)	(1.21)	(1.09)	(0.27)	(2.69)	(0.65)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.13)	(1.24)	(1.22)	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—	—	—	—

Net asset value, end of period	$18.36	$19.82	$18.44	$19.78	$17.61	$17.37

Total return[e]	(1.73)%	14.97%	(0.96)%	14.28%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.89%	0.90%	0.91%	0.90%	0.89%	0.93%
Net investment income	2.96%	3.36%	4.05%	4.92%	5.38%	4.31%

Supplemental data
Net assets, end of period (000’s)	$150,723	$163,241	$151,695	$150,891	$108,910	$43,069
Portfolio turnover rate	12.52%	43.26%	34.18%	8.77%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 70.3%
Australia 3.3%
New South Wales Treasury Corp.,
5.50%, 8/01/13	35,790,000	AUD	$32,812,885
senior note, 5.50%, 3/01/17	32,225,000	AUD	31,799,108
Queensland Treasury Corp.,
senior bond, 6.00%, 9/14/17	13,160,000	AUD	13,275,451
senior note, 6.00%, 8/14/13	24,450,000	AUD	22,452,481
senior note, 6.00%, 8/21/13	8,888,000	AUD	8,166,054

			108,505,979

Brazil 2.5%
Nota Do Tesouro Nacional,
10.00%, 1/01/14	7,100	[a] BRL	3,195,220
10.00%, 1/01/17	22,490	[a] BRL	9,841,300
[b] Index Linked, 6.00%, 5/15/15	30,226	[a] BRL	32,213,797
[b] Index Linked, 6.00%, 8/15/16	14,388	[a] BRL	15,347,068
[b] Index Linked, 6.00%, 5/15/17	202	[a] BRL	216,219
[b] Index Linked, 6.00%, 8/15/18	9,555	[a] BRL	10,349,601
[b] Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	12,333,763

			83,496,968

Canada 2.7%
Government of Canada,
2.25%, 8/01/14	6,691,000	CAD	6,438,469
1.00%, 11/01/14	20,887,000	CAD	19,819,754
2.00%, 12/01/14	17,861,000	CAD	17,181,794
1.00%, 2/01/15	48,972,000	CAD	46,439,439

			89,879,456

Hungary 4.0%
Government of Hungary,
5.50%, 2/12/14	653,440,000	HUF	2,907,170
7.75%, 8/24/15	672,690,000	HUF	3,154,737
5.50%, 2/12/16	436,800,000	HUF	1,958,195
4.125%, 2/19/18	14,310,000		13,952,250
6.50%, 6/24/19	389,700,000	HUF	1,807,028
7.50%, 11/12/20	184,240,000	HUF	894,108
5.375%, 2/21/23	26,430,000		25,474,555
A, 8.00%, 2/12/15	280,000,000	HUF	1,301,648
A, 6.75%, 11/24/17	2,028,090,000	HUF	9,328,431
A, 7.00%, 6/24/22	386,240,000	HUF	1,812,276
B, 6.75%, 2/24/17	394,700,000	HUF	1,834,720
D, 6.75%, 8/22/14	1,856,440,000	HUF	8,427,237
E, 7.50%, 10/24/13	248,600,000	HUF	1,107,621
senior note, 3.50%, 7/18/16	1,055,000	EUR	1,357,963
senior note, 4.375%, 7/04/17	7,480,000	EUR	9,711,027
senior note, 6.25%, 1/29/20	6,420,000		6,736,987
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,783,162
senior note, 6.375%, 3/29/21	14,820,000		15,505,425
[c] senior note, Reg S, 5.75%, 6/11/18	14,475,000	EUR	19,406,625

			130,461,165

Iceland 0.3%
[d] Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		8,155,334

TGB-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 3.4%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	$1,494,678
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	20,732,295
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	28,171,804
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	9,214,916
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	3,730,996
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	726,898
FR40, 11.00%, 9/15/25	46,856,000,000	IDR	6,015,837
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	8,269,625
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	534,756
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	26,500,241
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,873,790
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,559,472

			110,825,308

Ireland 8.3%
Government of Ireland,
5.90%, 10/18/19	20,597,000	EUR	30,240,434
4.50%, 4/18/20	19,512,000	EUR	26,607,364
5.00%, 10/18/20	58,588,000	EUR	81,828,126
[c] Reg S, 5.50%, 10/18/17	27,708,700	EUR	39,922,053
senior bond, 4.50%, 10/18/18	8,090,000	EUR	11,252,151
senior bond, 4.40%, 6/18/19	20,943,000	EUR	28,637,244
senior bond, 5.40%, 3/13/25	40,422,910	EUR	57,210,161

			275,697,533

Israel 1.3%
Government of Israel, 3.50%, 9/30/13	154,649,000	ILS	42,764,834

Lithuania 1.2%
[d] Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		20,784,478
7.375%, 2/11/20	12,690,000		15,122,483
6.125%, 3/09/21	3,240,000		3,625,041

			39,532,002

Malaysia 4.2%
Government of Malaysia,
3.434%, 8/15/14	56,480,000	MYR	17,941,530
3.741%, 2/27/15	54,225,000	MYR	17,315,821
3.835%, 8/12/15	31,650,000	MYR	10,128,260
4.72%, 9/30/15	230,000	MYR	75,209
3.197%, 10/15/15	9,330,000	MYR	2,946,753
senior bond, 3.461%, 7/31/13	29,150,000	MYR	9,228,810
senior bond, 8.00%, 10/30/13	250,000	MYR	80,439
senior bond, 5.094%, 4/30/14	185,235,000	MYR	59,619,112
senior bond, 3.814%, 2/15/17	18,885,000	MYR	6,046,033
senior bond, 4.24%, 2/07/18	44,360,000	MYR	14,481,915

			137,863,882

Mexico 6.3%
Government of Mexico,
8.00%, 12/19/13	10,300,200	[e] MXN	80,967,128
7.00%, 6/19/14	286,280	[e] MXN	2,271,577

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
Government of Mexico, (continued)
9.50%, 12/18/14	1,774,400	[e] MXN	$14,738,553
6.00%, 6/18/15	732,200	[e] MXN	5,825,629
8.00%, 12/17/15	4,996,150	[e] MXN	41,778,794
6.25%, 6/16/16	527,590	[e] MXN	4,270,328
7.25%, 12/15/16	250,000	[e] MXN	2,082,081
7.75%, 12/14/17	4,473,000	[e] MXN	38,145,121
[b]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	217,505	[f] MXN	1,779,863
5.00%, 6/16/16	557,206	[f] MXN	4,779,078
3.50%, 12/14/17	558,642	[f] MXN	4,656,994
4.00%, 6/13/19	383,433	[f] MXN	3,290,103
2.50%, 12/10/20	301,977	[f] MXN	2,378,222

			206,963,471

Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	4,597,845

Philippines 0.1%
Government of the Philippines, senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,339,688
senior bond, 9.125%, 9/04/16	31,840,000	PHP	850,222
senior note, 6.25%, 1/27/14	35,720,000	PHP	845,417

			3,035,327

Poland 8.5%
Government of Poland,
5.00%, 10/24/13	146,830,000	PLN	44,479,749
5.75%, 4/25/14	336,990,000	PLN	103,783,997
5.50%, 4/25/15	27,650,000	PLN	8,681,235
6.25%, 10/24/15	75,580,000	PLN	24,288,617
5.75%, 9/23/22	48,750,000	PLN	16,209,540
[g]FRN, 3.98%, 1/25/17	59,279,000	PLN	17,729,299
[g]FRN, 3.98%, 1/25/21	60,135,000	PLN	17,569,155
Strip, 7/25/13	8,400,000	PLN	2,523,159
Strip, 1/25/14	49,315,000	PLN	14,611,247
Strip, 7/25/14	35,420,000	PLN	10,353,489
Strip, 7/25/15	21,675,000	PLN	6,129,685
Strip, 1/25/16	57,595,000	PLN	15,994,808

			282,353,980

Russia 1.9%
[d] Government of Russia, senior bond, 144A, 7.50%, 3/31/30	52,773,565		61,888,879

Serbia 0.7%
[d] Government of Serbia, senior note, 144A,
5.25%, 11/21/17	4,590,000		4,524,019
4.875%, 2/25/20	8,800,000		8,148,668
7.25%, 9/28/21	9,670,000		9,957,827

			22,630,514

Singapore 0.5%
Government of Singapore, senior note, 3.625%, 7/01/14	21,650,000	SGD	17,662,317

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Slovenia 0.4%
[d] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	8,140,000		$7,522,540
5.85%, 5/10/23	5,030,000		4,693,921

			12,216,461

South Korea 12.4%
The Export-Import Bank of Korea, senior note,
4.625%, 2/20/17	230,000	EUR	326,837
[d] 144A, 1.45%, 5/19/14	40,580,000	SEK	6,053,736
Korea Monetary Stabilization Bond,
senior bond, 3.90%, 8/02/13	54,619,320,000	KRW	47,863,850
senior bond, 3.59%, 10/02/13	5,898,020,000	KRW	5,174,075
senior bond, 3.48%, 12/02/13	10,110,910,000	KRW	8,881,157
senior bond, 3.47%, 2/02/14	20,416,550,000	KRW	17,950,976
senior bond, 3.59%, 4/02/14	20,432,530,000	KRW	17,998,433
senior bond, 2.55%, 5/09/14	10,064,000,000	KRW	8,797,320
senior bond, 2.47%, 4/02/15	22,461,930,000	KRW	19,524,734
senior note, 3.28%, 6/02/14	24,224,170,000	KRW	21,309,281
senior note, 2.82%, 8/02/14	31,785,420,000	KRW	27,849,803
senior note, 2.78%, 10/02/14	13,357,000,000	KRW	11,687,905
senior note, 2.84%, 12/02/14	22,065,270,000	KRW	19,315,571
senior note, 2.74%, 2/02/15	47,745,950,000	KRW	41,709,898
senior note, 2.76%, 6/02/15	36,927,000,000	KRW	32,237,847
Korea Treasury Bond,
senior bond, 3.00%, 12/10/13	87,529,850,000	KRW	76,741,787
senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,598,914
senior note, 3.25%, 12/10/14	13,830,700,000	KRW	12,189,790
senior note, 3.25%, 6/10/15	4,668,800,000	KRW	4,118,584
senior note, 2.75%, 12/10/15	32,942,000,000	KRW	28,693,339

			411,023,837

Sri Lanka 1.1%
Government of Sri Lanka,
A, 7.50%, 8/01/13	350,190,000	LKR	2,675,910
A, 7.00%, 3/01/14	43,380,000	LKR	324,810
A, 11.25%, 7/15/14	773,000,000	LKR	5,949,644
A, 11.75%, 3/15/15	8,520,000	LKR	66,056
A, 6.50%, 7/15/15	239,920,000	LKR	1,693,934
A, 11.00%, 8/01/15	1,349,700,000	LKR	10,351,972
A, 6.40%, 8/01/16	109,200,000	LKR	735,411
A, 5.80%, 1/15/17	112,300,000	LKR	728,445
A, 8.00%, 11/15/18	61,600,000	LKR	409,671
A, 9.00%, 5/01/21	861,720,000	LKR	5,748,022
B, 8.50%, 7/15/13	7,990,000	LKR	61,141
B, 11.75%, 4/01/14	68,370,000	LKR	527,428
B, 6.60%, 6/01/14	65,500,000	LKR	484,033
B, 6.40%, 10/01/16	119,100,000	LKR	797,012
B, 8.50%, 7/15/18	146,350,000	LKR	1,004,756
C, 8.50%, 4/01/18	241,930,000	LKR	1,665,908
D, 8.50%, 6/01/18	633,000,000	LKR	4,346,350

			37,570,503

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
[h]Supranational 0.5%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	$16,309,351

Sweden 3.1%
Government of Sweden,
1.50%, 8/30/13	313,400,000	SEK	46,774,599
6.75%, 5/05/14	240,050,000	SEK	37,541,312
Kommuninvest I Sverige AB, 2.25%, 5/05/14	123,520,000	SEK	18,579,984

			102,895,895

Ukraine 2.7%
[d] Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	1,100,000		1,023,000
7.40%, 4/20/18	840,000		744,996
[d] Government of Ukraine,
144A, 9.25%, 7/24/17	25,000,000		25,125,000
144A, 7.75%, 9/23/20	17,227,000		15,819,037
senior bond, 144A, 6.58%, 11/21/16	12,541,000		11,726,149
senior bond, 144A, 7.80%, 11/28/22	4,720,000		4,225,462
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	360,528
senior note, 144A, 6.25%, 6/17/16	8,760,000		8,212,500
senior note, 144A, 7.95%, 2/23/21	23,898,000		21,999,184

			89,235,856

Venezuela 0.4%
Government of Venezuela, 10.75%, 9/19/13	13,570,000		13,629,708

Vietnam 0.4%
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		14,027,700

Total Foreign Government and Agency Securities (Cost $2,277,787,263)			2,323,224,105

Municipal Bonds (Cost $1,292,899) 0.1%
United States 0.1%
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,542,017

Total Investments before Short Term Investments (Cost $2,279,080,162)			2,324,766,122

Short Term Investments 24.8%
Foreign Government and Agency Securities 14.8%
Australia 0.3%
Government of Australia, 6.25%, 6/15/14	11,819,000	AUD	11,198,832

Canada 1.5%
[i] Canada Treasury Bill, 8/15/13	3,984,000	CAD	3,783,715
Government of Canada,
2.50%, 9/01/13	6,303,000	CAD	6,010,029
1.00%, 2/01/14	33,882,000	CAD	32,212,634
2.00%, 3/01/14	7,354,000	CAD	7,036,296

			49,042,674

Hungary 0.2%
[i] Hungary Treasury Bills, 7/17/13 - 1/08/14	1,333,170,000	HUF	5,832,396

Malaysia 4.7%
[i] Bank of Negara Monetary Notes, 7/04/13 - 6/19/14	493,860,000	MYR	153,740,625

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Mexico 0.8%
[i] Mexico Treasury Bills, 9/19/13 - 4/30/14	35,512,120	[j] MXN	$26,650,458

Norway 1.2%
[i] Norway Treasury Bill, 9/18/13	244,187,000	NOK	40,081,285

Philippines 0.4%
[i] Philippine Treasury Bills, 7/10/13 - 4/02/14	544,760,000	PHP	12,558,611

Singapore 3.7%
Government of Singapore, senior bond, 0.25%, 2/01/14	21,600,000	SGD	17,045,413
[i] Monetary Authority of Singapore Treasury Bills, 7/05/13 - 8/12/13	42,856,000	SGD	33,812,158
[i] Singapore Treasury Bills, 7/11/13 - 5/02/14	91,885,000	SGD	72,445,446

			123,303,017

South Korea 1.4%
[i] Korea Monetary Stabilization Bonds, 7/09/13 - 9/10/13	40,357,400,000	KRW	35,225,240
Korea Monetary Stabilization Bond, senior note, 2.57%, 6/09/14	14,607,000,000	KRW	12,768,392

			47,993,632

Sri Lanka 0.0%†
[i] Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	26,280,000	LKR	198,521

Sweden 0.6%
[i] Sweden Treasury Bills, 9/18/13 - 12/18/13	122,975,000	SEK	18,288,925

Total Foreign Government and Agency Securities (Cost $503,014,085)			488,888,976

Total Investments before Repurchase Agreements (Cost $2,782,094,247)			2,813,655,098

Repurchase Agreements (Cost $330,837,630) 10.0%
United States 10.0%
[k]JointRepurchase Agreement, 0.088%, 7/01/13 (Maturity Value $330,840,046)	330,837,630		330,837,630
Barclays Capital Inc. (Maturity Value $37,709,148)
BNP Paribas Securities Corp. (Maturity Value $41,900,892)
Credit Suisse Securities (USA) LLC (Maturity Value $52,375,288)
Deutsche Bank Securities Inc. (Maturity Value $41,725,547)
HSBC Securities (USA) Inc. (Maturity Value $89,038,981)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $41,900,892)
Morgan Stanley & Co. LLC (Maturity Value $26,189,298)

Collateralized by U.S. Government Agency Securities, 0.13% - 4.625%, 7/09/13 - 8/07/17; [i]U.S.Government Agency Discount Notes, 8/01/13 - 4/21/14; [i]U.S. Treasury Bills,
7/11/13 - 5/01/14; U.S. Treasury Notes, 0.125% - 4.625%, 6/30/13 - 4/30/20; U.S. Treasury Notes, Index Linked, 1.875% - 2.00%, 7/15/13 - 1/15/14; and U.S. Treasury Bonds, 8.75%, 5/15/17 (valued at $337,735,186)

Total Investments (Cost $3,112,931,877) 95.2%			3,144,492,728
Other Assets, less Liabilities 4.8%			159,928,271

Net Assets 100.0%			$3,304,420,999

See Abbreviations on page TGB-41.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of these securities was $59,328,678, representing 1.8% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust Board of Trustees. At June 30, 2013, the aggregate value of these securities was $253,740,482, representing 7.68% of net assets.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount is stated in Unidad de Inversion Units.

gThe coupon rate shown represents the rate at period end.

hA supranational organization is an entity formed by two or more central governments through international treaties.

iThe security is traded on a discount basis with no stated coupon rate.

jPrincipal amount is stated in 10 Mexican Peso Units.

kSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

At June 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	CITI	Buy	34,491,000	611,098		7/03/13	$—	$(32,274)
Indian Rupee	DBAB	Buy	217,594,000	3,829,141		7/05/13	—	(178,847)
Indian Rupee	DBAB	Buy	80,138,000	1,413,025		7/08/13	—	(69,397)
Mexican Peso	CITI	Buy	215,143,730	16,658,309		7/10/13	—	(76,074)
Indian Rupee	DBAB	Buy	239,338,000	4,320,079		7/12/13	—	(310,194)
Malaysian Ringgit	DBAB	Buy	18,006,622	5,569,633		7/12/13	123,891	—
Malaysian Ringgit	DBAB	Buy	13,610,000	4,212,709		7/15/13	89,726	—
Euro	MSCO	Sell	9,679,000	11,861,324		7/16/13	—	(738,272)
Euro	UBSW	Sell	8,965,000	10,985,711		7/16/13	—	(684,439)
Euro	BZWS	Sell	2,243,000	2,748,348		7/16/13	—	(171,468)
Indian Rupee	DBAB	Buy	383,041,000	6,519,403		7/17/13	—	(107,816)
Euro	UBSW	Sell	8,965,000	11,027,847		7/18/13	—	(642,398)
Euro	BZWS	Sell	3,518,000	4,330,482		7/18/13	—	(249,096)
Indian Rupee	JPHQ	Buy	226,092,000	4,098,171		7/18/13	—	(314,395)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,886,190	EUR	7/18/13	—	(136,699)
Malaysian Ringgit	DBAB	Buy	2,637,000	817,852		7/18/13	15,587	—
Euro	BZWS	Sell	2,638,000	3,257,930		7/19/13	—	(176,117)
Euro	MSCO	Sell	12,182,000	15,014,010		7/22/13	—	(844,243)
Euro	DBAB	Sell	1,935,000	2,384,800		7/22/13	—	(134,139)
Indian Rupee	JPHQ	Buy	152,363,000	2,784,295		7/22/13	—	(236,290)
Indian Rupee	DBAB	Buy	79,271,000	1,448,076		7/22/13	—	(122,407)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,266,734	EUR	7/22/13	—	(166,176)
Malaysian Ringgit	DBAB	Buy	4,160,000	1,299,513		7/22/13	14,905	—
Euro	DBAB	Sell	1,759,000	2,165,048		7/23/13	—	(124,788)
Malaysian Ringgit	DBAB	Buy	16,628,000	4,242,270	EUR	7/25/13	—	(269,801)
Malaysian Ringgit	DBAB	Buy	5,058,000	1,571,686		7/25/13	26,128	—
Euro	CITI	Sell	1,935,410	2,512,356		7/26/13	—	(7,159)
Indian Rupee	DBAB	Buy	160,601,000	2,915,804		7/26/13	—	(232,008)
Indian Rupee	HSBC	Buy	531,272,000	9,661,154		7/29/13	—	(787,950)
Indian Rupee	JPHQ	Buy	181,822,000	3,310,881		7/29/13	—	(274,125)
Indian Rupee	DBAB	Buy	164,063,500	2,987,508		7/29/13	—	(247,351)
Japanese Yen	BZWS	Sell	1,079,470,000	12,020,824		7/29/13	1,136,663	—
Malaysian Ringgit	JPHQ	Buy	16,628,000	4,239,782	EUR	7/29/13	—	(268,094)
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,645,879		7/29/13	33,609	—
Euro	JPHQ	Sell	11,263,000	13,984,141		7/31/13	—	(678,351)
Euro	DBAB	Sell	11,263,000	14,002,162		7/31/13	—	(660,330)
Indian Rupee	DBAB	Buy	511,691,981	9,294,450		7/31/13	—	(751,335)
Indian Rupee	DBAB	Buy	24,950,000	414,082		7/31/13	2,479	—
Malaysian Ringgit	HSBC	Buy	3,005,000	938,300		7/31/13	10,600	—
Chilean Peso	MSCO	Buy	1,963,430,000	4,072,239		8/01/13	—	(231,073)
Euro	UBSW	Sell	11,263,000	13,862,500		8/01/13	—	(800,062)
Euro	BZWS	Sell	282,898	348,064		8/01/13	—	(20,222)
Euro	HSBC	Sell	11,263,000	13,936,273		8/02/13	—	(726,360)
Euro	BZWS	Sell	2,762,518	3,415,149		8/05/13	—	(181,262)
Euro	BZWS	Sell	11,267,311	15,299,093		8/05/13	630,635	—
Euro	JPHQ	Sell	5,724,900	6,999,406		8/06/13	—	(453,647)
Indian Rupee	JPHQ	Buy	21,500,000	395,835		8/06/13	—	(37,262)
Malaysian Ringgit	JPHQ	Buy	1,100,000	346,533		8/06/13	692	—
Singapore Dollar	DBAB	Buy	6,207,000	5,019,408		8/07/13	—	(121,033)
Euro	CITI	Sell	1,210,637	1,511,093		8/08/13	—	(65,009)

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	JPHQ	Sell	6,343,900	7,918,075		8/09/13	$—	$(340,952)
Euro	DBAB	Sell	4,845,000	6,054,603		8/09/13	—	(253,029)
Euro	CITI	Sell	351,512	439,288		8/09/13	—	(18,340)
South Korean Won	HSBC	Buy	21,363,430,000	18,697,208		8/09/13	—	(37,398)
Euro	GSCO	Sell	2,166,000	2,689,847		8/12/13	—	(130,076)
Euro	GSCO	Sell	28,210,000	37,811,274		8/12/13	1,084,572	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,936,692		8/12/13	—	(11,871)
Singapore Dollar	DBAB	Buy	12,363,000	9,995,957		8/12/13	—	(239,407)
South Korean Won	HSBC	Buy	11,980,000,000	818,171,884	JPY	8/12/13	2,212,330	—
Singapore Dollar	BZWS	Buy	1,717,028	1,386,713		8/13/13	—	(31,679)
Euro	GSCO	Sell	4,115,000	5,093,959		8/14/13	—	(263,427)
Euro	MSCO	Sell	1,962,500	2,500,765		8/15/13	—	(54,258)
Singapore Dollar	HSBC	Buy	3,667,000	2,945,169		8/15/13	—	(51,261)
Euro	BZWS	Sell	6,281,000	7,796,385		8/16/13	—	(381,029)
Indian Rupee	JPHQ	Buy	127,745,000	2,295,714		8/16/13	—	(169,014)
Euro	BZWS	Sell	7,066,000	8,714,321		8/19/13	—	(485,241)
Japanese Yen	DBAB	Sell	838,612,000	10,710,797		8/19/13	2,254,299	—
Polish Zloty	DBAB	Buy	59,155,000	13,912,277	EUR	8/19/13	—	(373,992)
Singapore Dollar	DBAB	Buy	7,334,000	5,939,904		8/19/13	—	(152,067)
Singapore Dollar	BZWS	Buy	4,886,000	3,949,559		8/19/13	—	(93,632)
Singapore Dollar	HSBC	Buy	3,667,000	2,945,382		8/19/13	—	(51,463)
Euro	JPHQ	Sell	7,851,000	9,758,557		8/20/13	—	(463,083)
Euro	BZWS	Sell	6,280,000	7,774,012		8/20/13	—	(402,259)
Euro	DBAB	Sell	3,964,000	4,908,907		8/20/13	—	(252,039)
Japanese Yen	HSBC	Sell	1,621,372,000	20,549,708		8/20/13	4,199,840	—
Japanese Yen	UBSW	Sell	758,781,000	9,637,150		8/20/13	1,985,624	—
Japanese Yen	JPHQ	Sell	377,047,000	4,776,828		8/20/13	974,697	—
Chilean Peso	MSCO	Buy	981,300,000	2,025,596		8/22/13	—	(112,009)
Japanese Yen	BZWS	Sell	376,247,000	4,759,608		8/22/13	965,506	—
Euro	BZWS	Sell	2,680,925	3,357,054		8/23/13	—	(133,437)
Japanese Yen	DBAB	Sell	371,821,000	4,706,893		8/23/13	957,405	—
Japanese Yen	CITI	Sell	751,731,000	9,510,165		8/23/13	1,929,619	—
Japanese Yen	HSBC	Sell	746,218,000	9,450,822		8/23/13	1,925,870	—
Euro	UBSW	Sell	13,581,483	16,993,151		8/26/13	—	(689,825)
Euro	BZWS	Sell	8,738,369	10,947,778		8/26/13	—	(429,505)
Japanese Yen	BZWS	Sell	1,085,075,000	13,771,735		8/26/13	2,829,545	—
Japanese Yen	JPHQ	Sell	750,133,000	9,515,832		8/26/13	1,951,288	—
Japanese Yen	UBSW	Sell	937,086,000	11,878,388		8/26/13	2,428,559	—
Malaysian Ringgit	HSBC	Buy	1,223,000	385,951		8/26/13	—	(366)
Singapore Dollar	DBAB	Buy	9,547,000	7,676,502		8/26/13	—	(142,160)
Swedish Krona	UBSW	Buy	30,000,000	3,540,032	EUR	8/26/13	—	(142,144)
Euro	HSBC	Sell	18,537,726	23,382,561		8/27/13	—	(753,519)
Euro	JPHQ	Sell	8,806,308	11,099,031		8/27/13	—	(366,764)
Euro	CITI	Sell	6,136,805	7,760,297		8/27/13	—	(229,810)
Japanese Yen	JPHQ	Sell	751,903,000	9,617,895		8/27/13	2,035,465	—
Japanese Yen	DBAB	Sell	685,950,000	8,769,048		8/27/13	1,851,709	—
Japanese Yen	HSBC	Sell	1,247,125,000	15,947,890		8/27/13	3,371,482	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,649,301		8/27/13	—	(20,045)
Malaysian Ringgit	HSBC	Buy	2,087,700	663,057		8/27/13	—	(4,891)
Singapore Dollar	DBAB	Buy	5,952,000	4,795,746		8/27/13	—	(98,517)
Euro	DBAB	Sell	1,058,312	1,330,145		8/28/13	—	(47,782)

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	75,970,000	1,345,376		8/28/13	$—	$(83,305)
Indian Rupee	DBAB	Buy	74,850,000	1,316,831		8/28/13	—	(73,367)
Euro	JPHQ	Sell	6,190,317	7,798,097		8/29/13	—	(261,758)
Indian Rupee	HSBC	Buy	164,063,500	2,900,186		8/30/13	—	(175,478)
Indian Rupee	DBAB	Buy	24,950,000	411,860		8/30/13	2,500	—
Japanese Yen	JPHQ	Sell	372,662,000	4,759,868		8/30/13	1,001,758	—
Singapore Dollar	DBAB	Buy	2,980,000	2,384,572		8/30/13	—	(32,786)
Indian Rupee	CITI	Buy	34,827,000	611,096		9/03/13	—	(33,057)
Euro	DBAB	Sell	541,000	682,607		9/04/13	—	(21,801)
Indian Rupee	HSBC	Buy	251,448,000	4,382,475		9/04/13	—	(209,722)
Indian Rupee	DBAB	Buy	88,183,000	1,533,823		9/06/13	—	(70,884)
Euro	DBAB	Sell	1,191,000	1,505,638		9/10/13	—	(45,143)
Euro	BZWS	Sell	1,033,224	1,308,010		9/10/13	—	(37,334)
Indian Rupee	DBAB	Buy	80,139,000	1,399,226		9/10/13	—	(70,552)
Euro	DBAB	Sell	8,105,300	10,410,447		9/11/13	—	(143,380)
Indian Rupee	DBAB	Buy	43,392,000	753,013		9/11/13	—	(33,700)
Indian Rupee	HSBC	Buy	42,784,000	742,011		9/11/13	—	(32,777)
Euro	BZWS	Sell	1,012,110	1,299,225		9/12/13	—	(18,639)
Euro	JPHQ	Sell	541,000	697,890		9/13/13	—	(6,547)
Indian Rupee	HSBC	Buy	108,000,000	1,803,442		9/13/13	—	(13,666)
Euro	BZWS	Sell	2,890,070	3,741,629		9/16/13	—	(21,590)
Euro	UBSW	Sell	2,694,506	3,486,152		9/17/13	—	(22,436)
Indian Rupee	JPHQ	Buy	230,330,000	3,878,001		9/17/13	—	(63,312)
Indian Rupee	DBAB	Buy	108,614,000	1,852,185		9/18/13	—	(53,613)
Japanese Yen	BZWS	Sell	285,057,504	3,654,583		9/18/13	779,592	—
Singapore Dollar	BZWS	Buy	21,427,761	17,128,506		9/18/13	—	(217,255)
Euro	BZWS	Sell	678,250	893,459		9/19/13	10,283	—
Singapore Dollar	JPHQ	Buy	5,686,000	4,648,463		9/19/13	—	(160,940)
Singapore Dollar	DBAB	Buy	7,978,100	6,391,684		9/19/13	—	(95,182)
Indian Rupee	DBAB	Buy	98,937,000	1,666,125		9/20/13	—	(28,299)
Hungary Forint	JPHQ	Buy	1,156,013,000	3,718,877	EUR	9/23/13	213,949	—
Euro	DBAB	Sell	8,070,000	10,481,881		9/24/13	—	(26,625)
Euro	BZWS	Sell	1,647,381	2,141,233		9/24/13	—	(3,936)
Philippine Peso	DBAB	Buy	165,158,000	3,950,959		9/24/13	—	(123,147)
Hungary Forint	JPHQ	Buy	925,405,000	2,975,100	EUR	9/25/13	172,982	—
Indian Rupee	JPHQ	Buy	79,054,000	1,301,515		9/25/13	6,163	—
Philippine Peso	JPHQ	Buy	531,600,000	12,090,061		9/25/13	230,562	—
Euro	DBAB	Sell	3,753,000	4,862,049		9/26/13	—	(25,038)
Malaysian Ringgit	HSBC	Buy	11,490,000	3,685,646		9/26/13	—	(69,880)
Malaysian Ringgit	DBAB	Buy	11,080,500	3,530,048		9/26/13	—	(43,147)
South Korean Won	HSBC	Buy	9,530,000,000	8,390,562		9/26/13	—	(81,931)
Euro	BZWS	Sell	12,170,000	15,836,213		9/27/13	—	(11,424)
Indian Rupee	HSBC	Buy	148,257,000	2,434,282		9/27/13	17,374	—
Japanese Yen	JPHQ	Sell	285,510,329	3,393,781		9/27/13	514,056	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,588,326		9/30/13	—	(158,790)
Euro	DBAB	Sell	14,880,000	19,211,159		9/30/13	—	(165,732)
Euro	HSBC	Sell	5,430,000	6,985,586		9/30/13	—	(85,416)
Euro	MSCO	Sell	4,020,000	5,178,765		9/30/13	—	(56,121)
Indian Rupee	DBAB	Buy	24,950,000	409,763		9/30/13	2,635	—
Japanese Yen	JPHQ	Sell	172,207,000	2,223,676		9/30/13	486,705	—
Philippine Peso	HSBC	Buy	49,600,000	1,182,698		9/30/13	—	(33,351)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBC	Buy	39,700,000	951,787		10/03/13	$—	$(31,965)
Swedish Krona	DBAB	Buy	445,104,500	67,246,487		10/03/13	—	(1,023,428)
Philippine Peso	DBAB	Buy	195,560,000	4,678,469		10/04/13	—	(147,672)
Philippine Peso	HSBC	Buy	156,866,000	3,760,512		10/04/13	—	(126,191)
Euro	UBSW	Sell	6,370,000	8,249,978		10/07/13	—	(45,425)
Philippine Peso	HSBC	Buy	233,867,000	5,623,290		10/07/13	—	(205,685)
Euro	DBAB	Sell	12,680,000	16,621,324		10/09/13	108,471	—
Mexican Peso	DBAB	Buy	259,112,000	19,491,631		10/11/13	313,915	—
Philippine Peso	HSBC	Buy	134,895,000	3,245,711		10/11/13	—	(121,364)
Philippine Peso	JPHQ	Buy	76,627,000	1,844,611		10/11/13	—	(69,828)
Malaysian Ringgit	DBAB	Buy	16,369,588	5,226,922		10/16/13	—	(81,388)
Philippine Peso	DBAB	Buy	45,732,000	1,098,825		10/16/13	—	(39,839)
Euro	HSBC	Sell	12,569,000	16,339,700		10/17/13	—	(29,328)
Japanese Yen	JPHQ	Sell	1,233,160,000	14,010,085		10/18/13	1,569,621	—
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,608,724		10/18/13	—	(61,639)
Chilean Peso	CITI	Buy	921,291,798	1,863,454		10/21/13	—	(80,970)
Singapore Dollar	JPHQ	Buy	5,740,000	4,638,384		10/21/13	—	(108,027)
Japanese Yen	BZWS	Sell	735,200,000	7,501,862		10/22/13	84,672	—
Malaysian Ringgit	HSBC	Buy	14,613,000	4,744,172		10/22/13	—	(152,342)
Malaysian Ringgit	DBAB	Buy	10,811,000	3,486,857		10/23/13	—	(89,916)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,325,000		10/24/13	—	(59,717)
Euro	BZWS	Sell	649,907	847,752		10/25/13	1,319	—
Chilean Peso	CITI	Buy	2,420,966,000	4,975,269		10/28/13	—	(294,964)
Chilean Peso	DBAB	Buy	398,486,000	789,550		10/29/13	—	(19,268)
Chilean Peso	BZWS	Buy	199,342,000	395,834		10/29/13	—	(10,502)
Euro	DBAB	Sell	3,319,244	4,295,849		10/31/13	—	(27,250)
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,411,911		10/31/13	—	(66,432)
Euro	DBAB	Sell	224,556	293,042		11/04/13	566	—
Euro	BZWS	Sell	1,581,109	2,058,304		11/05/13	—	(1,045)
Japanese Yen	CITI	Sell	341,992,119	4,281,752		11/08/13	830,941	—
Norwegian Krone	UBSW	Buy	47,173,200	6,327,302	EUR	11/08/13	—	(510,849)
Euro	JPHQ	Sell	8,969,211	11,484,850		11/12/13	—	(197,739)
Japanese Yen	HSBC	Sell	413,563,000	4,430,241		11/12/13	257,095	—
Japanese Yen	JPHQ	Sell	335,950,000	4,247,021		11/13/13	857,013	—
Euro	DBAB	Sell	10,778,730	13,760,342		11/15/13	—	(279,418)
Euro	MSCO	Sell	1,962,500	2,503,807		11/15/13	—	(52,434)
Japanese Yen	UBSW	Sell	340,600,700	4,303,774		11/15/13	866,771	—
Japanese Yen	CITI	Sell	429,663,000	5,432,068		11/15/13	1,096,336	—
Japanese Yen	MSCO	Sell	300,000,000	3,792,428		11/15/13	765,126	—
Euro	DBAB	Sell	3,953,398	5,079,088		11/19/13	—	(70,497)
Japanese Yen	DBAB	Sell	796,770,000	9,831,023		11/19/13	1,790,502	—
Japanese Yen	CITI	Sell	986,239,000	12,214,847		11/19/13	2,262,319	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,310,000		11/19/13	—	(51,738)
Euro	JPHQ	Sell	10,515,154	13,423,803		11/20/13	—	(273,018)
Euro	UBSW	Sell	4,794,427	6,137,346		11/20/13	—	(107,775)
Euro	DBAB	Sell	3,887,000	4,976,915		11/20/13	—	(86,211)
Japanese Yen	HSBC	Sell	207,909,000	2,574,119		11/20/13	476,007	—
Japanese Yen	UBSW	Sell	317,836,000	3,936,147		11/20/13	728,707	—
Japanese Yen	CITI	Sell	1,107,834,000	13,695,223		11/20/13	2,515,524	—
Japanese Yen	JPHQ	Sell	397,873,000	4,930,120		11/20/13	914,987	—
Malaysian Ringgit	HSBC	Buy	4,326,000	1,385,997		11/20/13	—	(28,849)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	837,570	1,089,218		11/29/13	$—	$(1,838)
Euro	DBAB	Sell	5,440,000	7,093,515		12/03/13	6,973	—
Euro	UBSW	Sell	2,400,751	3,151,666		12/09/13	24,167	—
Euro	HSBC	Sell	2,155,292	2,834,855		12/09/13	27,121	—
Euro	JPHQ	Sell	5,095,000	6,650,580		12/13/13	13,091	—
Mexican Peso	CITI	Buy	95,083,400	7,278,666		12/16/13	—	(51,562)
Swedish Krona	MSCO	Buy	21,992,000	2,509,528	EUR	12/16/13	—	(2,437)
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,305,837		12/17/13	—	(120,564)
Mexican Peso	CITI	Buy	45,585,080	3,403,269		12/23/13	59,508	—
Singapore Dollar	DBAB	Buy	8,589,700	6,838,933		12/23/13	—	(58,858)
Philippine Peso	JPHQ	Buy	497,600,000	11,283,447		12/26/13	203,988	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,581,602		12/31/13	42,122	—
Euro	DBAB	Sell	2,285,618	3,003,759		1/07/14	25,734	—
Japanese Yen	DBAB	Sell	770,370,000	8,897,885		1/07/14	1,119,834	—
Malaysian Ringgit	DBAB	Buy	8,862,500	2,865,063		1/08/14	—	(92,219)
Swedish Krona	DBAB	Buy	136,332,733	15,821,369	EUR	1/09/14	—	(373,096)
Euro	CITI	Sell	5,040,000	6,611,220		1/10/14	44,273	—
Japanese Yen	CITI	Sell	138,680,000	1,589,474		1/10/14	189,238	—
Chilean Peso	MSCO	Buy	2,254,600,000	4,581,124		1/13/14	—	(259,092)
Euro	UBSW	Sell	15,572,000	20,393,838		1/13/14	103,667	—
Euro	JPHQ	Sell	937,000	1,226,767		1/14/14	5,857	—
Euro	DBAB	Sell	9,460,000	12,533,554		1/14/14	207,183	—
Japanese Yen	UBSW	Sell	415,980,000	4,756,980		1/14/14	556,671	—
Japanese Yen	HSBC	Sell	536,380,000	6,109,112		1/15/14	693,012	—
Japanese Yen	UBSW	Sell	707,660,000	7,973,544		1/16/14	827,856	—
Japanese Yen	DBAB	Sell	139,110,000	1,567,896		1/16/14	163,215	—
Malaysian Ringgit	JPHQ	Buy	1,856,000	604,856		1/16/14	—	(24,407)
Euro	DBAB	Sell	4,856,000	6,497,328		1/17/14	169,843	—
Japanese Yen	DBAB	Sell	719,030,000	8,111,032		1/17/14	850,444	—
Japanese Yen	JPHQ	Sell	1,305,790,000	14,747,457		1/17/14	1,561,912	—
Chilean Peso	DBAB	Buy	2,227,910,000	4,528,272		1/22/14	—	(261,290)
Euro	JPHQ	Sell	300,000	403,658		1/22/14	12,738	—
Chilean Peso	DBAB	Buy	3,160,140,000	6,428,929		1/24/14	—	(377,726)
Japanese Yen	UBSW	Sell	944,420,000	10,705,282		1/27/14	1,167,591	—
Chilean Peso	DBAB	Buy	1,967,720,000	4,001,871		1/28/14	—	(235,499)
Euro	CITI	Sell	4,998,400	6,690,208		1/28/14	176,715	—
Japanese Yen	DBAB	Sell	897,860,782	10,026,363		1/28/14	958,761	—
Japanese Yen	HSBC	Sell	1,162,462,488	12,988,408		1/28/14	1,248,562	—
Chilean Peso	DBAB	Buy	635,690,000	1,295,608		1/29/14	—	(78,970)
Chilean Peso	JPHQ	Buy	675,370,000	1,372,703		1/30/14	—	(80,253)
Malaysian Ringgit	JPHQ	Buy	11,703,000	3,767,869		1/30/14	—	(110,554)
Chilean Peso	DBAB	Buy	1,271,380,000	2,582,793		1/31/14	—	(150,009)
Euro	DBAB	Sell	65,773,000	88,728,713		1/31/14	3,017,241	—
Chilean Peso	DBAB	Buy	1,186,400,000	2,402,106		2/03/14	—	(132,618)
Euro	UBSW	Sell	5,540,000	7,513,071		2/03/14	293,533	—
Malaysian Ringgit	JPHQ	Buy	9,715,000	3,085,596		2/04/14	—	(50,354)
Malaysian Ringgit	HSBC	Buy	19,888,085	6,268,900		2/06/14	—	(55,951)
Singapore Dollar	HSBC	Buy	6,206,000	5,016,571		2/07/14	—	(117,811)
Euro	CITI	Sell	6,572,000	8,899,605		2/10/14	334,817	—
Euro	UBSW	Sell	4,929,000	6,673,472		2/10/14	249,881	—
Euro	HSBC	Sell	1,800,000	2,434,230		2/10/14	88,427	—

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	CITI	Sell	366,860,000	3,724,013		2/10/14	$18,459	$—
Chilean Peso	BZWS	Buy	1,142,900,000	2,317,315		2/11/14	—	(132,804)
Euro	BZWS	Sell	1,412,000	1,907,753		2/11/14	67,589	—
Euro	DBAB	Sell	1,738,000	2,332,274		2/11/14	67,257	—
Polish Zloty	DBAB	Buy	17,528,000	4,075,237	EUR	2/11/14	—	(109,339)
Polish Zloty	BZWS	Buy	17,528,000	4,066,538	EUR	2/11/14	—	(98,003)
Chilean Peso	DBAB	Buy	1,145,000,000	2,318,283		2/12/14	—	(129,978)
Japanese Yen	JPHQ	Sell	1,034,700,000	11,130,223		2/12/14	678,740	—
Japanese Yen	GSCO	Sell	394,373,000	4,248,793		2/12/14	265,240	—
Japanese Yen	HSBC	Sell	1,035,240,000	11,130,177		2/12/14	673,240	—
Euro	UBSW	Sell	657,000	881,234		2/13/14	25,000	—
Japanese Yen	JPHQ	Sell	686,710,000	7,420,122		2/13/14	483,594	—
Japanese Yen	CITI	Sell	1,371,360,000	14,840,354		2/13/14	988,106	—
Chilean Peso	MSCO	Buy	2,590,220,000	5,239,648		2/14/14	—	(290,262)
Chilean Peso	DBAB	Buy	964,250,000	1,956,001		2/14/14	—	(113,515)
Malaysian Ringgit	DBAB	Buy	97,443,480	30,906,965		2/14/14	—	(478,887)
Polish Zloty	DBAB	Buy	17,528,000	4,068,048	EUR	2/14/14	—	(100,961)
Chilean Peso	DBAB	Buy	2,188,820,000	4,439,527		2/18/14	—	(258,821)
Japanese Yen	JPHQ	Sell	831,970,000	8,977,211		2/18/14	572,881	—
Japanese Yen	GSCO	Sell	123,057,280	1,322,059		2/18/14	78,969	—
Euro	JPHQ	Sell	3,942,000	5,268,404		2/19/14	130,799	—
Japanese Yen	GSCO	Sell	687,820,000	7,420,129		2/19/14	471,877	—
Japanese Yen	CITI	Sell	684,870,000	7,420,164		2/19/14	501,712	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,551,593		2/19/14	—	(22,215)
Chilean Peso	CITI	Buy	2,285,090,000	4,646,381		2/20/14	—	(282,677)
Chilean Peso	JPHQ	Buy	1,055,800,000	2,145,935		2/21/14	—	(129,938)
Euro	GSCO	Sell	2,038,000	2,728,067		2/21/14	71,909	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,635,257		2/24/14	—	(214,558)
Chilean Peso	MSCO	Buy	1,273,240,000	2,575,584		2/24/14	—	(145,131)
Japanese Yen	HSBC	Sell	385,460,000	4,124,773		2/24/14	230,675	—
Chilean Peso	DBAB	Buy	1,455,470,000	2,942,721		2/25/14	—	(164,695)
Japanese Yen	JPHQ	Sell	385,700,000	4,160,621		2/25/14	264,052	—
Japanese Yen	BZWS	Sell	343,460,000	3,710,113		2/25/14	240,277	—
Chilean Peso	MSCO	Buy	1,559,200,000	3,152,128		2/26/14	—	(176,413)
Chilean Peso	DBAB	Buy	1,435,490,000	2,899,980		2/26/14	—	(160,364)
Chilean Peso	DBAB	Buy	2,094,920,000	4,235,584		2/27/14	—	(237,857)
Euro	DBAB	Sell	1,530,900	2,024,646		2/27/14	29,323	—
Japanese Yen	BZWS	Sell	1,576,550,000	16,929,882		2/27/14	1,002,250	—
Japanese Yen	DBAB	Sell	229,660,000	2,508,999		2/27/14	188,781	—
Chilean Peso	DBAB	Buy	790,050,000	1,595,158		2/28/14	—	(87,661)
Chilean Peso	JPHQ	Buy	593,800,000	1,200,445		2/28/14	—	(67,413)
Singapore Dollar	DBAB	Buy	2,980,000	2,407,692		2/28/14	—	(55,359)
Chilean Peso	DBAB	Buy	1,253,970,000	2,533,529		3/03/14	—	(141,547)
Euro	DBAB	Sell	2,579,651	3,394,176		3/03/14	31,861	—
Japanese Yen	JPHQ	Sell	401,100,000	4,410,794		3/03/14	358,346	—
Japanese Yen	UBSW	Sell	447,200,000	4,864,571		3/04/14	346,303	—
Japanese Yen	HSBC	Sell	400,800,000	4,401,977		3/04/14	352,510	—
Chilean Peso	BZWS	Buy	3,010,700,000	6,079,152		3/05/14	—	(337,316)
Chilean Peso	DBAB	Buy	1,253,970,000	2,526,637		3/05/14	—	(135,137)
Euro	DBAB	Sell	1,536,000	2,000,640		3/05/14	—	(1,407)
Chilean Peso	DBAB	Buy	1,328,230,000	2,673,840		3/06/14	—	(140,970)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	1,320,220,000	2,665,765		3/07/14	$—	$(148,423)
Euro	BZWS	Sell	3,441,044	4,502,400		3/07/14	17,231	—
Japanese Yen	BZWS	Sell	1,712,605,900	17,274,115		3/07/14	—	(29,769)
Chilean Peso	MSCO	Buy	662,100,000	1,337,576		3/10/14	—	(75,491)
Euro	BZWS	Sell	3,785,232	4,931,173		3/10/14	—	(2,716)
Euro	CITI	Sell	31,404,613	41,028,557		3/10/14	93,982	—
Euro	MSCO	Sell	5,225,000	6,827,769		3/10/14	17,204	—
Euro	GSCO	Sell	21,480,000	28,010,350		3/10/14	12,085	—
Euro	HSBC	Sell	1,844,000	2,406,420		3/10/14	2,845	—
Mexican Peso	HSBC	Buy	135,500,950	10,314,452		3/10/14	—	(87,714)
Singapore Dollar	CITI	Buy	21,075,381	16,932,505		3/11/14	—	(296,002)
Chilean Peso	DBAB	Buy	1,284,460,000	2,596,967		3/13/14	—	(149,289)
Mexican Peso	CITI	Buy	25,894,900	1,967,204		3/14/14	—	(13,478)
Singapore Dollar	HSBC	Buy	10,521,600	8,436,177		3/14/14	—	(130,605)
Euro	BZWS	Sell	1,161,439	1,511,346		3/17/14	—	(2,608)
Japanese Yen	CITI	Sell	286,112,008	2,988,583		3/17/14	97,400	—
Chilean Peso	DBAB	Buy	2,600,220,000	5,271,072		3/18/14	—	(318,561)
Euro	CITI	Sell	861,168	1,117,955		3/18/14	—	(4,598)
Hungary Forint	DBAB	Buy	2,348,675,000	7,437,753	EUR	3/19/14	421,633	—
Hungary Forint	JPHQ	Buy	703,907,450	2,231,326	EUR	3/19/14	123,496	—
Japanese Yen	CITI	Sell	1,866,452,000	19,634,407		3/19/14	773,307	—
Japanese Yen	MSCO	Sell	575,230,000	6,012,962		3/19/14	200,077	—
Singapore Dollar	HSBC	Buy	9,120,000	7,310,328		3/19/14	—	(111,124)
Hungary Forint	JPHQ	Buy	1,177,657,000	3,718,878	EUR	3/20/14	224,670	—
Chilean Peso	JPHQ	Buy	1,065,000,000	2,153,691		3/21/14	—	(125,849)
Euro	BZWS	Sell	744,197	966,414		3/21/14	—	(3,683)
Hungary Forint	JPHQ	Buy	1,171,335,000	3,718,878	EUR	3/21/14	196,998	—
Japanese Yen	DBAB	Sell	725,287,000	7,682,067		3/24/14	352,357	—
Japanese Yen	BZWS	Sell	740,940,000	7,832,595		3/24/14	344,697	—
Mexican Peso	CITI	Buy	75,637,200	5,547,527		3/24/14	154,404	—
Japanese Yen	BZWS	Sell	242,774,840	2,559,566		3/25/14	106,067	—
Euro	DBAB	Sell	2,736,000	3,554,748		3/26/14	—	(11,881)
Euro	CITI	Sell	1,532,964	1,993,926		3/26/14	—	(4,434)
Malaysian Ringgit	DBAB	Buy	8,012,500	2,524,576		3/26/14	—	(27,796)
Malaysian Ringgit	HSBC	Buy	7,634,000	2,404,107		3/26/14	—	(25,271)
Chilean Peso	DBAB	Buy	1,330,940,000	2,695,302		4/04/14	—	(164,623)
Euro	DBAB	Sell	6,200,000	7,980,330		4/04/14	—	(102,499)
Euro	HSBC	Sell	8,692,000	11,359,314		4/10/14	27,189	—
Euro	UBSW	Sell	4,346,000	5,690,001		4/11/14	23,895	—
Euro	DBAB	Sell	7,243,000	9,479,276		4/11/14	36,201	—
Chilean Peso	MSCO	Buy	2,645,530,000	5,408,423		4/14/14	—	(383,144)
Euro	JPHQ	Sell	3,907,000	5,120,878		4/14/14	27,002	—
Euro	HSBC	Sell	6,919,000	9,056,487		4/16/14	35,482	—
Chilean Peso	MSCO	Buy	2,370,410,000	4,812,527		4/21/14	—	(312,973)
Japanese Yen	JPHQ	Sell	421,090,000	4,322,751		4/21/14	65,216	—
Japanese Yen	BZWS	Sell	700,840,000	7,204,618		4/21/14	118,600	—
Malaysian Ringgit	JPHQ	Buy	15,728,213	5,098,286		4/21/14	—	(202,503)
Japanese Yen	CITI	Sell	261,800,000	2,675,387		4/22/14	28,348	—
Japanese Yen	JPHQ	Sell	496,560,000	5,072,581		4/22/14	51,901	—
Euro	DBAB	Sell	4,545,000	5,957,132		4/23/14	31,035	—
Euro	BZWS	Sell	4,954,399	6,471,436		4/25/14	11,437	—

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	JPHQ	Buy	1,501,938,000	3,023,529		4/28/14	$—	$(174,501)
Euro	BZWS	Sell	6,575,679	8,576,001		4/30/14	1,701	—
Swedish Krona	BZWS	Buy	122,773,200	14,205,258	EUR	4/30/14	—	(339,130)
Euro	GSCO	Sell	2,990,000	3,933,644		5/07/14	34,651	—
Euro	BZWS	Sell	1,259,000	1,652,249		5/07/14	10,499	—
Euro	GSCO	Sell	2,045,000	2,678,152		5/08/14	11,429	—
Chilean Peso	MSCO	Buy	1,150,200,000	2,333,063		5/12/14	—	(154,269)
Euro	UBSW	Sell	629,000	830,516		5/12/14	10,262	—
Euro	GSCO	Sell	1,259,000	1,663,328		5/12/14	21,515	—
Japanese Yen	CITI	Sell	366,861,000	3,718,550		5/12/14	7,974	—
Euro	CITI	Sell	5,658,426	7,468,274		5/13/14	89,285	—
Japanese Yen	GSCO	Sell	490,555,000	4,954,250		5/13/14	—	(7,501)
Japanese Yen	UBSW	Sell	366,681,000	3,702,540		5/13/14	—	(6,280)
Japanese Yen	CITI	Sell	366,680,000	3,644,713		5/14/14	—	(64,160)
Euro	BZWS	Sell	2,270,980	2,955,839		5/16/14	—	(5,748)
Euro	GSCO	Sell	4,454,000	5,771,271		5/20/14	—	(37,372)
Euro	BZWS	Sell	11,375,532	14,643,154		5/21/14	—	(192,255)
Chilean Peso	MSCO	Buy	420,740,000	836,794		5/22/14	—	(40,585)
Malaysian Ringgit	HSBC	Buy	298,500	96,950		5/22/14	—	(4,154)
Euro	JPHQ	Sell	4,730,771	6,116,461		5/23/14	—	(53,272)
Malaysian Ringgit	HSBC	Buy	1,229,300	397,484		5/28/14	—	(15,423)
Euro	BZWS	Sell	2,836,669	3,664,976		5/30/14	—	(34,722)
Euro	GSCO	Sell	463,000	596,969		5/30/14	—	(6,894)
Euro	BZWS	Sell	7,110,391	9,268,679		6/05/14	—	(5,407)
Euro	BZWS	Sell	785,200	1,025,825		6/05/14	1,688	—
Euro	GSCO	Sell	2,033,100	2,667,793		6/09/14	15,939	—
Japanese Yen	JPHQ	Sell	1,375,900,000	13,819,113		6/09/14	—	(103,970)
Japanese Yen	CITI	Sell	1,370,500,000	13,819,704		6/09/14	—	(48,736)
Japanese Yen	HSBC	Sell	2,052,400,000	20,729,219		6/09/14	—	(39,540)
Mexican Peso	CITI	Buy	78,317,430	5,917,359		6/09/14	—	(50,377)
Japanese Yen	HSBC	Sell	1,798,900,000	18,596,742		6/10/14	392,901	—
Japanese Yen	JPHQ	Sell	1,219,900,000	12,397,806		6/10/14	53,115	—
Japanese Yen	BZWS	Sell	1,689,110,000	17,356,925		6/10/14	264,097	—
Mexican Peso	CITI	Buy	78,230,000	5,901,657		6/10/14	—	(41,701)
Swedish Krona	DBAB	Buy	41,300,000	4,737,325	EUR	6/10/14	—	(67,611)
Euro	GSCO	Sell	8,105,300	10,738,712		6/11/14	166,481	—
Japanese Yen	DBAB	Sell	595,700,000	6,199,009		6/11/14	170,762	—
Japanese Yen	JPHQ	Sell	1,666,680,000	17,356,983		6/11/14	490,844	—
Polish Zloty	CITI	Buy	5,990,000	1,365,927	EUR	6/11/14	—	(15,429)
Swedish Krona	MSCO	Buy	13,064,000	1,488,181	EUR	6/11/14	—	(7,972)
Mexican Peso	CITI	Buy	159,085,880	12,019,635		6/12/14	—	(104,966)
Polish Zloty	DBAB	Buy	30,704,000	7,052,392	EUR	6/12/14	—	(145,912)
Swedish Krona	MSCO	Buy	42,305,800	4,810,926	EUR	6/12/14	—	(15,137)
Euro	DBAB	Sell	8,383,000	11,130,528		6/13/14	195,909	—
Mexican Peso	CITI	Buy	99,058,800	7,396,698		6/13/14	21,665	—
Swedish Krona	BZWS	Buy	24,372,000	2,756,016	EUR	6/13/14	11,414	—
Swedish Krona	MSCO	Buy	6,662,000	754,644	EUR	6/13/14	1,428	—
Japanese Yen	CITI	Sell	310,702,000	3,270,547		6/16/14	126,096	—
Swedish Krona	MSCO	Buy	21,328,100	2,430,774	EUR	6/16/14	—	(15,024)
Japanese Yen	JPHQ	Sell	702,800,000	7,438,218		6/17/14	325,427	—
Euro	BZWS	Sell	1,124,367	1,509,688		6/20/14	43,006	—

TGB-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	CITI	Buy	61,535,000	4,622,938		6/20/14	$—	$(17,297)
Singapore Dollar	HSBC	Buy	6,864,000	5,451,946		6/20/14	—	(33,154)
Philippine Peso	JPHQ	Buy	392,700,000	8,866,561		6/25/14	142,116	—
South Korean Won	DBAB	Buy	21,440,000,000	18,351,451		6/27/14	208,994	—
Swedish Krona	UBSW	Buy	302,991,000	34,200,332	EUR	6/30/14	201,090	—

Unrealized appreciation (depreciation)							83,119,948	(38,649,897)

Net unrealized appreciation (depreciation)							$44,470,051

*In U.S. dollars unless otherwise indicated.

At June 30, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3/4/21	$3,240,000	$—	$(334,030)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	3/28/21	14,630,000	—	(1,434,821)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	2/25/41	7,460,000	—	(1,396,918)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	2/25/41	7,460,000	—	(1,400,749)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	2/28/41	5,600,000	—	(1,025,404)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	3/1/41	1,870,000	—	(331,896)

Unrealized appreciation (depreciation)				—	(5,923,818)

Net unrealized appreciation (depreciation)					$(5,923,818)

See Abbreviations on page TGB-41.

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,782,094,247
Cost - Repurchase agreements	330,837,630

Total cost of investments	$3,112,931,877

Value - Unaffiliated issuers	$2,813,655,098
Value - Repurchase agreements	330,837,630

Total value of investments	3,144,492,728
Cash	750,000
Restricted cash (Note 1e)	4,740,000
Foreign currency, at value (cost $86,772,148)	86,706,193
Receivables:
Capital shares sold	2,076,652
Interest	35,676,654
Due from brokers	6,700,000
Unrealized appreciation on forward exchange contracts	83,119,948
Other assets	859

Total assets	3,364,263,034

Liabilities:
Payables:
Capital shares redeemed	3,627,753
Affiliates	2,565,780
Due to brokers	4,740,000
Unrealized depreciation on forward exchange contracts	38,649,897
Unrealized depreciation on OTC swap contracts	5,923,818
Deferred tax	3,184,327
Accrued expenses and other liabilities	1,150,460

Total liabilities	59,842,035

Net assets, at value	$3,304,420,999

Net assets consist of:
Paid-in capital	$3,205,584,022
Undistributed net investment income	4,916,414
Net unrealized appreciation (depreciation)	65,862,787
Accumulated net realized gain (loss)	28,057,776

Net assets, at value	$3,304,420,999

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$293,088,498

Shares outstanding	15,833,834

Net asset value and maximum offering price per share	$18.51

Class 2:
Net assets, at value	$2,664,948,298

Shares outstanding	148,082,744

Net asset value and maximum offering price per share	$18.00

Class 3:
Net assets, at value	$195,661,365

Shares outstanding	10,862,798

Net asset value and maximum offering price per share[a]	$18.01

Class 4:
Net assets, at value	$150,722,838

Shares outstanding	8,209,000

Net asset value and maximum offering price per share	$18.36

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $1,628,787)	$62,844,852

Expenses:
Management fees (Note 3a)	7,481,365
Distribution fees: (Note 3c)
Class 2	3,253,013
Class 3	250,490
Class 4	284,142
Unaffiliated transfer agent fees	1,085
Custodian fees (Note 4)	1,000,864
Reports to shareholders	221,070
Registration and filing fees	404
Professional fees	43,680
Trustees’ fees and expenses	5,627
Other	24,627

Total expenses	12,566,367
Expense reductions (Note 4)	(870)

Net expenses	12,565,497

Net investment income	50,279,355

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,715,444)
Foreign currency transactions	33,775,003
Swap contracts	(243,278)

Net realized gain (loss)	29,816,281

Net change in unrealized appreciation (depreciation) on:
Investments	(154,691,349)
Translation of other assets and liabilities denominated in foreign currencies	11,207,211
Change in deferred taxes on unrealized appreciation	1,787,028

Net change in unrealized appreciation (depreciation)	(141,697,110)

Net realized and unrealized gain (loss)	(111,880,829)

Net increase (decrease) in net assets resulting from operations	$(61,601,474)

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$50,279,355	$95,705,827
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	29,816,281	113,860,368
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(141,697,110)	173,490,240

Net increase (decrease) in net assets resulting from operations	(61,601,474)	383,056,435

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(14,463,879)	(18,014,760)
Class 2	(128,696,606)	(133,749,946)
Class 3	(9,351,774)	(12,114,860)
Class 4	(7,129,387)	(9,763,141)
Net realized gains:
Class 1	(3,587,066)	(438,387)
Class 2	(33,227,731)	(3,357,784)
Class 3	(2,438,218)	(306,543)
Class 4	(1,906,223)	(251,144)

Total distributions to shareholders	(200,800,884)	(177,996,565)

Capital share transactions: (Note 2)
Class 1	8,452,611	15,415,298
Class 2	459,742,186	448,524,053
Class 3	12,718,352	(2,060,465)
Class 4	(782,322)	(394,730)

Total capital share transactions	480,130,827	461,484,156

Redemption fees	4,859	6,086

Net increase (decrease) in net assets	217,733,328	666,550,112
Net assets:
Beginning of period	3,086,687,671	2,420,137,559

End of period	$3,304,420,999	$3,086,687,671

Undistributed net investment income included in net assets:
End of period	$4,916,414	$114,278,705

The accompanying notes are an integral part of these financial statements.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 28, 2013.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. At June 30, 2013, the Fund had OTC derivatives in a net liability position of $2,982,505 and the aggregate value of collateral pledged for such contracts was $3,450,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Restricted Cash

At June 30, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Accounting Estimates (continued)

date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,231,467	$24,864,694	2,650,014	$51,366,352
Shares issued in reinvestment of distributions	962,717	18,050,945	1,028,604	18,453,147
Shares redeemed	(1,711,446)	(34,463,028)	(2,823,320)	(54,404,201)

Net increase (decrease)	482,738	$8,452,611	855,298	$15,415,298

Class 2 Shares:
Shares sold	21,395,147	$421,910,736	28,727,828	$540,675,595
Shares issued in reinvestment of distributions	8,877,431	161,924,337	7,843,692	137,107,730
Shares redeemed	(6,385,183)	(124,092,887)	(12,232,820)	(229,259,272)

Net increase (decrease)	23,887,395	$459,742,186	24,338,700	$448,524,053

Class 3 Shares:
Shares sold	660,352	$12,953,743	835,292	$15,856,382
Shares issued in reinvestment of distributions	646,027	11,789,991	710,200	12,421,403
Shares redeemed	(612,555)	(12,025,382)	(1,613,494)	(30,338,250)

Net increase (decrease)	693,824	$12,718,352	(68,002)	$(2,060,465)

Class 4 Shares:
Shares sold	409,859	$8,226,329	871,336	$16,701,133
Shares issued on reinvestment of distributions	485,524	9,035,611	562,284	10,014,286
Shares redeemed	(922,755)	(18,044,262)	(1,421,448)	(27,110,149)

Net increase (decrease)	(27,372)	$(782,322)	12,172	$(394,730)

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,131,786,763

Unrealized appreciation	$108,201,244
Unrealized depreciation	(95,495,279)

Net unrealized appreciation (depreciation)	$12,705,965

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $673,429,846 and $300,317,686, respectively.

7. CREDIT RISK

At June 30, 2013, the Fund had 9.49% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At June 30, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts / Net assets consist of – net unrealized appreciation	$—	Unrealized depreciation on swap contracts – net unrealized depreciation / Net assets consist of – net unrealized depreciation	$5,923,818
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation	83,119,948	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized depreciation	38,649,897

For the period ended June 30, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$(243,278)	$4,540,581
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	40,423,253	13,028,401

At June 30, 2013, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$83,119,948	$38,649,897
Swap Contracts	—	5,923,818

Total	$83,119,948	$44,573,715

[a]	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

TGB-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

At June 30, 2013, the Fund’s OTC derivative assets which may be offset against the Fund's OTC derivative liabilities, and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received [a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$8,678,768	$(4,260,833)	$—	$(2,750,000)	$1,667,935
CITI	12,340,028	(3,229,991)	(6,284,921)	—	2,825,116
DBAB	15,808,059	(14,969,162)	—	—	838,897
GSCO	2,234,667	(445,270)	—	(1,789,397)	—
HSBC	16,242,562	(4,609,008)	(8,473,883)	—	3,159,671
JPHQ	16,992,452	(9,441,478)	(3,700,871)	—	3,850,103
MSCO	983,835	(983,835)	—	—	—
UBSW	9,839,577	(3,651,633)	(6,187,944)	—	—

Total	$83,119,948	$(41,591,210)	$(24,647,619)	$(4,539,397)	$12,341,722

[a]	At June 30, 2013, the Fund received United Kingdom Treasury Bonds and United States Treasury Notes as collateral for derivatives.
[b]	In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At June 30, 2013, the Fund’s OTC derivative liabilities which may be offset against the Fund's OTC derivative assets, and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$4,260,833	$(4,260,833)	$—	$—	$—
CITI	3,229,991	(3,229,991)	—	—	—
DBAB	14,969,162	(14,969,162)	—	—	—
GSCO	445,270	(445,270)	—	—	—
HSBC	4,609,008	(4,609,008)	—	—	—
JPHQ	9,441,478	(9,441,478)	—	—	—
MSCO	3,966,340	(983,835)	—	(2,982,505)	—
UBSW	3,651,633	(3,651,633)	—	—	—

Total	$44,573,715	$(41,591,210)	$—	$(2,982,505)	$—

[a]	In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

TGB-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2013, the average month end market value of derivatives represented 3.93% of average month end net assets. The average month end number of open derivative contracts for the period was 440.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$2,323,224,105	$—	$2,323,224,105
Municipal Bonds	—	1,542,017	—	1,542,017
Short Term Investments	—	819,726,606	—	819,726,606

Total Investments in Securities	$—	$3,144,492,728	$—	$3,144,492,728

Forward Exchange Contracts	$—	$83,119,948	$—	$83,119,948
Liabilities:
Forward Exchange Contracts	—	38,649,897	—	38,649,897
Swaps	—	5,923,818	—	5,923,818

TGB-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citibank N.A.	BRL - Brazilian Real	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	CAD - Canadian Dollar
GSCO - Goldman Sachs Bank	EUR - Euro
HSBC - HSBC Bank USA, N.A.	HUF - Hungarian Forint
JPHQ - JPMorgan Chase & Co.	IDR - Indonesian Rupiah
MSCO - Morgan Stanley	ILS - New Israeli Shekel
UBSW - UBS AG	JPY - Japanese Yen
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-41

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0180	$0.7023
Class 2	$0.0180	$0.6751
Class 3	$0.0180	$0.6689
Class 4	$0.0180	$0.6527

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGB-42

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s semiannual report for the period ended June 30, 2013.

Performance Summary as of 6/30/13

Templeton Growth Securities Fund – Class 1 delivered a +9.11% total return for the six-month period ended 6/30/13.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Growth Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), posted a +6.38% total return for the period under review.1

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI ACWI, advanced during the first six months of 2013 as many central banks continued supportive monetary policies. The economic focus and highly correlated market movements characteristic of previous periods appeared to be supplanted by a more fundamentals-based market environment. Regional performance was also more consistent with local economic trends, although periodic volatility highlighted the recovery’s fragility. Continued U.S. gross domestic product (GDP) growth accompanied improvements in housing, labor and retail sales. Eurozone first-quarter GDP growth missed expectations, although the number of unemployed declined and manufacturing indicator levels increased in the first half of 2013. Japan demonstrated economic progress amid major reflationary initiatives as business confidence, industrial production and retail sales improved and inflation stabilized. However, investor confidence in the country’s radical policy maneuvers wavered. China’s growth rate and manufacturing levels were weaker than expected, and the International Monetary Fund downgraded the country’s growth outlook.

Despite generally accommodative global monetary policies, central banks changed their strategies during the period to reflect the increasingly varied needs of different economies. The U.S. Federal Reserve Board (Fed) vowed to keep interest rates low until the unemployment rate reached 6.5% but ignited considerable market volatility and a Treasury sell-off by suggesting it may taper monthly bond purchases should economic conditions warrant. The European Central Bank cut benchmark interest rates and pledged to maintain systemic support

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

after successfully containing a run on a Cyprus bank. Elsewhere in developed markets, the Bank of Japan’s new governor set an explicit inflation target and pledged to double bond purchases in what many believe was unprecedented policy reform.

Emerging market central banks were more aggressive, with Brazil’s central bank hiking interest rates amid rising inflation and China’s central bank taking measures to curb real estate and credit speculation. Chinese liquidity tightening weighed on credit markets at period-end, and a jump in the interbank lending rate underscored concerns about the country’s shadow banking system. Volatility surfaced in the emerging market region as political protests intensified, and asset prices fell as investors responded to rising bond rates by unwinding highly leveraged emerging market carry trades.2 Given the rise in rates near period-end, longer duration U.S. Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly performance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and stock prices rebounded from period lows after China’s central bank intervened to calm the country’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund delivered gains and not only outperformed the benchmark MSCI ACWI for the year-to-date and second-quarter periods, but also on trailing one-, two-, three-, and five-year horizons, as well as since inception. As bottom-up investors, we were encouraged by the marked

2. In a carry trade, an investor seeks to profit from an interest rate differential by borrowing low-yielding currencies and lending high-yielding currencies. The use of borrowed capital to facilitate the trade creates leverage for the borrower.

decline in stock market correlations following a notable global divergence in GDP growth, inflation and monetary policy. During the notable central bank intervention of the past few years, it seemed to us that investors were overly focused on economic and political developments and largely inattentive to stock valuations and business fundamentals. It seemed intuitive to us that a market that ignores fundamentals will almost certainly misprice stocks; therefore, we viewed unusually high correlations as an opportunity for bottom-up, fundamental investors. Even amid recent falling correlations, however, economic headlines remained in focus during the first half of 2013 and contributed to market volatility. Although various developments suggested that challenges remained, we feel these economic events proved short-lived and well contained.

We remain encouraged by the notable divergence witnessed globally in the first half of 2013 in variables ranging from GDP growth to inflation to monetary policy. On the economic front, Europe remained mired in a recession, although Germany and certain northern European countries provided strength. Although emerging market growth generally decelerated, many developing economies continued to expand faster than global GDP. The U.S. economy modestly recovered with healthy private sector demand offsetting fiscal cuts. Consequently, central bank approaches diverged, with emerging markets tightening, Japan aggressively loosening, Europe maintaining its vigilance and the U.S. weighing the timing of exiting quantitative easing. We believe this increasingly nuanced global market landscape forced investors to refocus on fundamentals across different regions, supporting some of our long-held value convictions.

Across many sectors and regions, stock selection contributed materially to Fund performance. We believe recent results attest to the benefits of our fundamental value approach in a normalizing market environment. For example, relative performance for information technology (IT) holdings — one of the Fund’s top sector contributors — was attributable mainly to stock selection.3 During a period of relatively lackluster IT performance, three of the Fund’s top contributors to relative performance were based in the sector, led by U.S. computer and peripherals manufacturer Hewlett-Packard (HP). The company’s share price rose as comprehensive restructuring initiatives aimed at keeping HP competitive appeared to gain traction, with first-quarter results

3. The IT sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

exceeding expectations and management reaffirming earnings guidance. Even after a strong recovery from lows, the stock remained cheap, in our view, by a number of financial measures. U.S.-based Microsoft, the world largest software developer, and Cisco Systems, the world’s largest networking equipment manufacturer, also strongly contributed during the period. Microsoft’s stock price rose to a five-year high after the company reported robust results in its core enterprise software business. Cisco’s shares reached a three-year high after profits rose as businesses increased spending to meet higher demand for online data delivery. We have long maintained that in an environment of continued uncertainty, corporate capital expenditures could favor productivity enhancing investments such as technology, as opposed to capacity enhancing investments. A number of formerly underperforming, but financially sound, IT companies were finally beginning to receive share price support, and we were pleased to see the confirmation of our investment thesis.

Our investment thesis for the materials sector also appeared accurate to us, as we had suggested managements displayed poor capital discipline, exacerbating industrial overcapacity and pressuring spot prices at a time when it seemed to us nearly everyone invested simultaneously.4 Our analysis found that sector multiples insufficiently discounted downside risks. Commodity prices declined during the review period as emerging market growth slowed, inflation remained subdued and the U.S. dollar strengthened. Thus, our materials sector underweighting was a large contributor to relative performance. A long-standing overweighting and stock selection in the health care sector also helped the Fund’s positions outperform the benchmark’s sector allocation.5 These investments began to significantly reward us, led by specialty drugmakers Roche Holding (Switzerland) and Elan (Ireland). Even following the sector’s recent gains, we believe health care still offered lower valuations and more secure dividend streams than other defensive sectors, and we remained favorable toward our pharmaceuticals and biotechnology holdings that we considered reasonably valued given our assessment of their long-term total return potential.

4. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

5. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.

Stock selection also supported relative performance in cyclical sectors such as consumer discretionary, energy and industrials.6 Japanese carmakers Mazda Motor and Toyota Motor made gains after yen weakness helped boost sales, buoying consumer discretionary sector returns. Leading energy sector performance was U.S. oilfield services firm Halliburton, which advanced to its highest share price in nearly two years after first-quarter results exceeded analysts’ estimates following effective North American cost-cutting. More broadly in the energy sector we found selective opportunities among integrated oil companies and oilfield services firms trading at what we believed were modest valuations and offering healthy balance sheets, sustainable dividends and considerable asset value support. From the industrials sector, U.K.-based air carrier International Consolidated Airlines Group’s stock gained and U.S. truckmaker Navistar International’s7 stock rose after the firm’s new CEO forecast an expedited recovery in market share.

Underperforming Fund sectors were primarily limited to consumer staples, telecommunication services and, to a lesser extent, financials.8 The Fund’s consumer staples underweighting detracted from returns as cautious investors helped the counter-cyclical sector sustain strong performance. U.K. food and staples retailer Tesco surrendered gains as soft sales raised concerns that a sluggish recovery in demand could limit upside potential following favorable results from restructuring. We did not find many opportunities in consumer staples given the sector’s premium multiples resulting from its combination of defensive demand characteristics and international growth potential. However, we found investments with similar attributes at valuations more attractive to us in telecommunication services, where a slowdown in emerging market growth and continued competitive pressures and regulatory uncertainty kept valuations low. In our view, these challenges created opportunities in a sector offering excellent long-term global growth prospects and the market’s highest dividend yield. Our overweighted telecommunication services allocation underperformed, including Turkcell Iletisim Hizmetleri (Turkey)7 and China Telecom (China), during a period of

6. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, construction and engineering, construction materials, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.

7. This holding is not an index component.

8. The consumer staples sector comprises food and staples retailing in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services and insurance in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund

6/30/13

Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp.	2.0%
Software, U.S.
Citigroup Inc.	1.9%
Diversified Financial Services, U.S.
Sanofi	1.9%
Pharmaceuticals, France
GlaxoSmithKline PLC	1.8%
Pharmaceuticals, U.K.
Pfizer Inc.	1.8%
Pharmaceuticals, U.S.
Samsung Electronics Co. Ltd.	1.8%
Semiconductors & Semiconductor Equipment, South Korea
Deutsche Lufthansa AG	1.7%
Airlines, Germany
Roche Holding AG	1.7%
Pharmaceuticals, Switzerland
Amgen Inc.	1.6%
Biotechnology, U.S.
International Consolidated Airlines Group SA	1.6%
Airlines, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

broad emerging market weakness. However, we believe our sector holdings remained undervalued, and we identified growth prospects that we felt were favorable and that may result in long-term value recognition. The Fund’s financials positions were also pressured by emerging market weakness, notably South Korean banking group KB Financial Group. Overall, we remained positive toward selective holdings in the sector, among deep value European financials undergoing intensive restructuring and well-capitalized lenders operating in higher growth regions of the world.

From a regional standpoint, stock selection helped offset unfavorable allocations, most notably the Fund’s European holdings, which outperformed the benchmark’s European constituents during the period. We continued to feel there were compelling value opportunities in Europe, where hard-won fiscal progress was realized and policymakers began to shift the focus from crisis-driven austerity measures to structural growth reforms intended to promote sustainable economic recovery. In our view, such progress was still not reflected in valuations or corporate profit margins. During the period, European stocks remained at the widest discount on record to the U.S. market based on the cyclically adjusted price-to-earnings ratio, and profits (outside of Germany) remained near 2009 lows. In the U.S., stock selection overcame a detractive underweighting. In Asia, an overweighting in South Korea detracted from relative performance. In addition to KB Financial Group, consumer electronics giant Samsung Electronics weighed on returns of our South Korean holdings. The company’s share price declined because of concerns about the sustainability of margins in the firm’s handset business and the negative impact of a weaker Japanese yen on South Korean exporters. However, our analysis indicated the loss of competitiveness by Japanese consumer electronics manufacturers could limit any long-term impact from currency fluctuations, and Samsung’s share price did not reflect what we saw as the firm’s ample cash position, managerial track record and leadership in notably profitable business lines. We viewed recent share price weakness as a temporary setback.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Overall, equity valuations remained selectively attractive to us during the period, and company managements impressively restored corporate profitability and balance sheet strength in a challenging environment. Policymakers also deserved credit for stabilizing key regions, and many economies were experiencing modest recoveries after the worst global recession in recent history. However, in our view, growth still needs to be self-sustained in a more normal yield environment for investors to maintain confidence in equity earnings and valuations. If capital misallocation, moral hazard and sovereign fiscal impairment arise, that could lead to volatility and realized losses in some asset classes. In this environment, we believe diversified equity stakes in productive businesses are among the best propositions for long-term investors, and we remain confident in the capital preservation and appreciation prospects of Fund’s value-oriented portfolio.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Fund-Level Expenses Incurred During Period* 1/1/13–6/30/13
Actual	$1,000	$1,091.10	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,020.88	$3.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.79%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SUPPLEMENT DATED JUNE 28, 2013

TO THE PROSPECTUS DATED MAY 1, 2013

OF

TEMPLETON GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Fund Summary “Portfolio Managers” section on page TG-S4 is revised to read as follows:

Portfolio Managers

NORMAN BOERSMA, CFA    President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

LISA F. MYERS, J.D., CFA    Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

JAMES HARPER, CFA    Senior Vice President of Global Advisors and portfolio manager of the Fund since 2010.

II.  For the Fund Details “Management” section disclosure concerning the portfolio management team beginning on page TG-D5 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

NORMAN BOERSMA, CFA    President of Global Advisors

Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

LISA F. MYERS, J.D., CFA    Executive Vice President of Global Advisors

Ms. Myers has been a portfolio manager of the Fund since 2010 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

JAMES HARPER, CFA    Senior Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 1		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.16	$10.27	$11.19	$10.56	$8.34	$15.68

Income from investment operations[a]:
Net investment income[b]	0.16	0.27	0.25	0.17	0.17	0.29
Net realized and unrealized gains (losses)	0.96	1.88	(0.99)	0.62	2.36	(6.50)

Total from investment operations	1.12	2.15	(0.74)	0.79	2.53	(6.21)

Less distributions from:
Net investment income	(0.40)	(0.26)	(0.18)	(0.16)	(0.31)	(0.26)
Net realized gains	—	—	—	—	—	(0.87)

Total distributions	(0.40)	(0.26)	(0.18)	(0.16)	(0.31)	(1.13)

Net asset value, end of period	$12.88	$12.16	$10.27	$11.19	$10.56	$8.34

Total return[c]	9.11%	21.40%	(6.80)%	7.74%	31.33%	(42.13)%
Ratios to average net assets[d]
Expenses[e]	0.79%	0.78%	0.78%	0.77%	0.79%	0.78%
Net investment income	2.48%	2.31%	2.22%	1.71%	2.00%	2.64%

Supplemental data
Net assets, end of period (000’s)	$505,798	$476,954	$1,200,682	$1,348,622	$824,575	$371,700
Portfolio turnover rate	5.96%	18.73% [f]	42.13% [f]	9.61%	14.95%	18.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 2		2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.97	$10.11	$11.01	$10.40	$8.20	$15.44

Income from investment operations[a]:
Net investment income[b]	0.14	0.21	0.21	0.15	0.16	0.29
Net realized and unrealized gains (losses)	0.95	1.88	(0.96)	0.60	2.32	(6.44)

Total from investment operations	1.09	2.09	(0.75)	0.75	2.48	(6.15)

Less distributions from:
Net investment income	(0.37)	(0.23)	(0.15)	(0.14)	(0.28)	(0.22)
Net realized gains	—	—	—	—	—	(0.87)

Total distributions	(0.37)	(0.23)	(0.15)	(0.14)	(0.28)	(1.09)

Net asset value, end of period	$12.69	$11.97	$10.11	$11.01	$10.40	$8.20

Total return[c]	9.00%	21.07%	(6.97)%	7.39%	31.10%	(42.32)%
Ratios to average net assets[d]
Expenses[e]	1.04%	1.03%	1.03%	1.02%	1.04%	1.03%
Net investment income	2.23%	2.06%	1.97%	1.46%	1.75%	2.39%

Supplemental data
Net assets, end of period (000’s)	$1,349,861	$1,352,554	$1,254,193	$1,626,885	$1,718,894	$1,513,557
Portfolio turnover rate	5.96%	18.73% [f]	42.13% [f]	9.61%	14.95%	18.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
Class 4		2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.07	$10.19	$11.11	$10.50	$8.31	$14.08

Income from investment operations[b]:
Net investment income[c]	0.14	0.20	0.20	0.14	0.14	0.09
Net realized and unrealized gains (losses)	0.95	1.90	(0.98)	0.61	2.36	(4.73)

Total from investment operations	1.09	2.10	(0.78)	0.75	2.50	(4.64)

Less distributions from:
Net investment income	(0.36)	(0.22)	(0.14)	(0.14)	(0.31)	(0.26)
Net realized gains	—	—	—	—	—	(0.87)

Total distributions	(0.36)	(0.22)	(0.14)	(0.14)	(0.31)	(1.13)

Net asset value, end of period	$12.80	$12.07	$10.19	$11.11	$10.50	$8.31

Total return[d]	8.93%	21.02%	(7.14)%	7.31%	30.98%	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.14%	1.13%	1.13%	1.12%	1.14%	1.13%
Net investment income	2.13%	1.96%	1.87%	1.36%	1.65%	2.29%

Supplemental data
Net assets, end of period (000’s)	$71,558	$67,158	$56,170	$60,569	$56,218	$24,877
Portfolio turnover rate	5.96%	18.73% [g]	42.13% [g]	9.61%	14.95%	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 95.7%
Aerospace & Defense 0.5%
BAE Systems PLC	United Kingdom	1,730,147	$10,084,435

Air Freight & Logistics 1.9%
FedEx Corp.	United States	137,650	13,569,537
TNT Express NV	Netherlands	555,759	4,168,252
United Parcel Service Inc., B	United States	213,890	18,497,207

			36,234,996

Airlines 3.3%
[a] Deutsche Lufthansa AG	Germany	1,609,064	32,662,762
[a] International Consolidated Airlines Group SA	United Kingdom	7,807,357	31,323,136

			63,985,898

Auto Components 1.4%
Cie Generale des Etablissements Michelin, B	France	304,259	27,207,860

Automobiles 3.2%
[a] Mazda Motor Corp.	Japan	4,871,160	19,201,770
Nissan Motor Co. Ltd.	Japan	1,197,020	12,128,290
Toyota Motor Corp.	Japan	511,400	30,883,013

			62,213,073

Biotechnology 2.6%
Amgen Inc.	United States	319,880	31,559,361
[a] Elan Corp. PLC, ADR	Ireland	1,360,480	19,237,187

			50,796,548

Capital Markets 2.9%
Credit Suisse Group AG	Switzerland	1,026,980	27,227,442
Morgan Stanley	United States	985,150	24,067,215
UBS AG	Switzerland	259,546	4,417,103

			55,711,760

Chemicals 1.2%
Akzo Nobel NV	Netherlands	397,282	22,399,144

Commercial Banks 8.6%
BNP Paribas SA	France	501,247	27,386,510
[a] Credit Agricole SA	France	2,476,096	21,281,537
DBS Group Holdings Ltd.	Singapore	932,690	11,407,927
HSBC Holdings PLC	United Kingdom	1,913,864	20,049,311
ICICI Bank Ltd., ADR	India	261,909	10,018,019
Intesa Sanpaolo SpA	Italy	12,521,254	20,063,195
KB Financial Group Inc.	South Korea	657,984	19,698,050
SunTrust Banks Inc.	United States	478,520	15,106,876
UniCredit SpA	Italy	4,430,841	20,751,120

			165,762,545

Communications Equipment 3.7%
[a] Brocade Communications Systems Inc.	United States	2,872,620	16,546,291
Cisco Systems Inc.	United States	1,266,680	30,792,991
Ericsson, B	Sweden	2,161,202	24,474,707

			71,813,989

Computers & Peripherals 1.3%
Hewlett-Packard Co.	United States	1,036,700	25,710,160

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.4%
Carillion PLC	United Kingdom	506,846	$2,129,051
FLSmidth & Co. AS	Denmark	103,190	4,698,436

			6,827,487

Construction Materials 1.3%
CRH PLC	Ireland	1,277,393	25,855,273

Diversified Financial Services 4.7%
Citigroup Inc.	United States	770,990	36,984,390
[a] ING Groep NV, IDR	Netherlands	3,399,906	30,978,413
JPMorgan Chase & Co.	United States	440,760	23,267,720

			91,230,523

Diversified Telecommunication Services 3.8%
China Telecom Corp. Ltd., ADR	China	179,195	8,511,763
France Telecom SA	France	1,226,401	11,602,234
Singapore Telecommunications Ltd.	Singapore	7,063,710	21,014,154
[a] Telefonica SA	Spain	1,371,960	17,581,316
Vivendi SA	France	739,654	14,008,312

			72,717,779

Electrical Equipment 1.1%
Alstom SA	France	590,117	19,326,045
Dongfang Electric Corp. Ltd., H	China	2,016,600	2,714,471

			22,040,516

Electronic Equipment, Instruments & Components 1.0%
[a] Flextronics International Ltd.	Singapore	1,241,008	9,605,402
TE Connectivity Ltd.	United States	210,968	9,607,483

			19,212,885

Energy Equipment & Services 4.8%
Baker Hughes Inc.	United States	657,950	30,351,233
Fugro NV, IDR	Netherlands	192,793	10,452,026
Halliburton Co.	United States	731,720	30,527,358
Noble Corp.	United States	470,410	17,678,008
[a] SBM Offshore NV	Netherlands	150,000	2,523,574

			91,532,199

Food & Staples Retailing 2.1%
CVS Caremark Corp.	United States	330,420	18,893,416
Metro AG	Germany	27,000	854,715
Tesco PLC	United Kingdom	3,999,235	20,164,136

			39,912,267

Health Care Equipment & Supplies 1.5%
Getinge AB, B	Sweden	124,600	3,786,313
Medtronic Inc.	United States	497,540	25,608,384

			29,394,697

Industrial Conglomerates 1.7%
Koninklijke Philips NV	Netherlands	459,718	12,533,319
Siemens AG	Germany	201,712	20,387,661

			32,920,980

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance 4.7%
[a] American International Group Inc.	United States	221,040	$9,880,488
Aviva PLC	United Kingdom	3,976,260	20,545,686
AXA SA	France	1,091,068	21,437,747
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	78,511	14,450,209
Swiss Re AG	Switzerland	328,836	24,466,498

			90,780,628

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	120,746	9,092,531

Machinery 1.0%
[a] Navistar International Corp.	United States	725,430	20,137,937

Media 4.8%
Comcast Corp., Special A	United States	504,202	20,001,693
News Corp., A	United States	152,726	2,336,700
Time Warner Cable Inc.	United States	165,560	18,622,189
Twenty-First Century Fox Inc.	United States	610,902	17,480,961
Viacom Inc., B	United States	164,298	11,180,479
The Walt Disney Co.	United States	367,850	23,229,727

			92,851,749

Metals & Mining 1.0%
POSCO	South Korea	63,730	16,652,140
POSCO, ADR	South Korea	27,740	1,805,319

			18,457,459

Multiline Retail 0.7%
Target Corp.	United States	191,680	13,199,085

Oil, Gas & Consumable Fuels 8.1%
BP PLC	United Kingdom	2,807,128	19,440,965
Chesapeake Energy Corp.	United States	97,180	1,980,528
Chevron Corp.	United States	179,110	21,195,877
Eni SpA	Italy	776,759	15,954,658
Galp Energia SGPS SA, B	Portugal	1,575,520	23,327,572
Royal Dutch Shell PLC, B	United Kingdom	423,823	14,024,259
Talisman Energy Inc.	Canada	2,690,800	30,712,513
Total SA, B	France	618,659	30,201,931

			156,838,303

Pharmaceuticals 10.3%
[a] Forest Laboratories Inc.	United States	276,650	11,342,650
GlaxoSmithKline PLC	United Kingdom	1,418,813	35,565,970
Merck & Co. Inc.	United States	666,781	30,971,977
Merck KGaA	Germany	114,777	17,487,209
Pfizer Inc.	United States	1,242,263	34,795,787
Roche Holding AG	Switzerland	128,303	31,911,102
Sanofi	France	346,687	35,929,729

			198,004,424

Professional Services 1.1%
Hays PLC	United Kingdom	2,280	3,082
Randstad Holding NV	Netherlands	512,440	21,011,051

			21,014,133

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2013 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.8%
Samsung Electronics Co. Ltd.	South Korea	28,840	$33,878,922

Software 3.1%
Microsoft Corp.	United States	1,099,279	37,958,104
Nintendo Co. Ltd.	Japan	99,240	11,705,898
Oracle Corp.	United States	122,950	3,777,024
SAP AG	Germany	80,912	5,925,252

			59,366,278

Specialty Retail 1.1%
Kingfisher PLC	United Kingdom	4,083,541	21,304,961

Trading Companies & Distributors 0.5%
ITOCHU Corp.	Japan	770,990	8,899,925

Wireless Telecommunication Services 4.0%
[a] Sprint Nextel Corp.	United States	3,887,230	27,288,355
[a] Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,477,723	21,234,879
Vodafone Group PLC	United Kingdom	9,879,109	28,231,306

			76,754,540

Total Common Stocks (Cost $1,619,301,075)			1,844,145,889

Preferred Stocks 1.0%
Metals & Mining 0.2%
Vale SA, ADR, pfd., A	Brazil	372,875	4,534,160

Oil, Gas & Consumable Fuels 0.8%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	976,922	14,321,677

Total Preferred Stocks (Cost $26,533,331)			18,855,837

Non-Registered Mutual Funds (Cost $11,935,000) 0.6%
Diversified Financial Services 0.6%
[a,b,c,d] Templeton China Opportunities Fund Ltd., Reg D	Cayman Islands	1,194,518	12,196,026

Total Investments before Short Term Investments (Cost $1,657,769,406)			1,875,197,752

		Principal Amount
Short Term Investments (Cost $28,000,000) 1.5%
Time Deposits 1.5%
Royal Bank of Canada, 0.03%, 7/01/13	United States	$28,000,000	28,000,000

Total Investments (Cost $1,685,769,406) 98.8%			1,903,197,752
Other Assets, less Liabilities 1.2%			24,019,200

Net Assets 100.0%			$1,927,216,952

See Abbreviations on page TG-32.

aNon-income producing.

bSee Note 1(d) regarding investment in Templeton China Opportunities Fund, Ltd.

cSee Note 8 regarding restricted securities.

dSee Note 9 regarding holdings of 5% voting securities.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,673,834,406
Cost - Non-controlled affiliated issuers (Note 9)	11,935,000

Total cost of investments	$1,685,769,406

Value - Unaffiliated issuers	$1,891,001,726
Value - Non-controlled affiliated issuers (Note 9)	12,196,026

Total value of investments	1,903,197,752
Cash	561,646
Receivables:
Investment securities sold	26,409,184
Capital shares sold	1,008,046
Dividends and interest	3,409,254
Foreign tax	781,933
Other assets	8,833

Total assets	1,935,376,648

Liabilities:
Payables:
Investment securities purchased	4,753,140
Capital shares redeemed	994,783
Affiliates	1,869,318
Reports to shareholders	418,556
Accrued expenses and other liabilities	123,899

Total liabilities	8,159,696

Net assets, at value	$1,927,216,952

Net assets consist of:
Paid-in capital	$1,916,120,893
Undistributed net investment income	20,803,806
Net unrealized appreciation (depreciation)	217,330,104
Accumulated net realized gain (loss)	(227,037,851)

Net assets, at value	$1,927,216,952

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2013 (unaudited)

Templeton Growth Securities Fund
Class 1:
Net assets, at value	$505,798,057

Shares outstanding	39,282,068

Net asset value and maximum offering price per share	$12.88

Class 2:
Net assets, at value	$1,349,861,389

Shares outstanding	106,388,492

Net asset value and maximum offering price per share	$12.69

Class 4:
Net assets, at value	$71,557,506

Shares outstanding	5,591,623

Net asset value and maximum offering price per share	$12.80

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2013 (unaudited)

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes 2,446,801)	$31,680,906
Interest	16,547
Income from securities loaned	559,781

Total investment income	32,257,234

Expenses:
Management fees (Note 3a)	7,440,827
Distribution fees: (Note 3c)
Class 2	1,745,795
Class 4	122,721
Unaffiliated transfer agent fees	481
Custodian fees (Note 4)	105,338
Reports to shareholders	180,262
Professional fees	60,821
Trustees’ fees and expenses	5,173
Other	27,086

Total expenses	9,688,504
Expense reductions (Note 4)	(32)

Net expenses	9,688,472

Net investment income	22,568,762

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	66,497,501
Foreign currency transactions	(196,482)

Net realized gain (loss)	66,301,019

Net change in unrealized appreciation (depreciation) on:
Investments	80,608,555
Translation of other assets and liabilities denominated in foreign currencies	(134,341)

Net change in unrealized appreciation (depreciation)	80,474,214

Net realized and unrealized gain (loss)	146,775,233

Net increase (decrease) in net assets resulting from operations	$169,343,995

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets:
Operations:
Net investment income	$22,568,762	$54,813,475
Net realized gain (loss) from investments and foreign currency transactions	66,301,019	52,034,520
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	80,474,214	384,863,694

Net increase (decrease) in net assets resulting from operations	169,343,995	491,711,689

Distributions to shareholders from:
Net investment income:
Class 1	(15,214,157)	(30,925,492)
Class 2	(38,639,867)	(26,587,764)
Class 4	(1,946,523)	(1,228,892)

Total distributions to shareholders	(55,800,547)	(58,742,148)

Capital share transactions: (Note 2)
Class 1	723,960	(922,021,789)
Class 2	(84,129,567)	(125,611,247)
Class 4	412,795	284,692

Total capital share transactions	(82,992,812)	(1,047,348,344)

Net increase (decrease) in net assets	30,550,636	(614,378,803)
Net assets:
Beginning of period	1,896,666,316	2,511,045,119

End of period	$1,927,216,952	$1,896,666,316

Undistributed net investment income included in net assets:
End of period	$20,803,806	$54,035,591

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2013, the Fund had no securities on loan.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Funds may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	643,493	$8,277,146	39,146,115	$423,930,779
Shares issued in reinvestment of distributions	1,149,106	15,214,157	3,052,862	30,925,492
Shares redeemed in-kind (Note 11)	—	—	(90,515,836)	(1,060,908,757)
Shares redeemed	(1,741,825)	(22,767,343)	(29,409,088)	(315,969,303)

Net increase (decrease)	50,774	$723,960	(77,725,947)	$(922,021,789)

Class 2 Shares:
Shares sold	4,179,250	$53,813,705	9,278,139	$99,327,364
Shares issued in reinvestment of distributions	2,963,180	38,639,867	2,661,438	26,587,764
Shares redeemed	(13,724,168)	(176,583,139)	(23,060,322)	(251,526,375)

Net increase (decrease)	(6,581,738)	$(84,129,567)	(11,120,745)	$(125,611,247)

Class 4 Shares:
Shares sold	467,522	$6,050,424	712,668	$7,687,691
Shares issued on reinvestment of distributions	147,912	1,946,523	121,914	1,228,892
Shares redeemed	(587,588)	(7,584,152)	(782,111)	(8,631,891)

Net increase (decrease)	27,846	$412,795	52,471	$284,692

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At June 30, 2013, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 17.66% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$215,277,225
2018	55,299,629

$270,576,854

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,708,863,147

Unrealized appreciation	$406,655,292
Unrealized depreciation	(212,320,687)

Net unrealized appreciation (depreciation)	$194,334,605

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $115,226,429 and $260,964,966, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

8. RESTRICTED SECURITIES (continued)

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
1,194,518	Templeton China Opportunities Fund Ltd., Reg D (Value is 0.63% of Net Assets)	3/17/10 - 12/1/11	$11,935,000	$12,196,026

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund Ltd., Reg D	1,194,518	—	—	1,194,518	$12,196,026	$—	$—

Total Affiliated Securities (Value is 0.63% of Net Assets)
10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2013, the Fund did not use the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended December 31, 2012 the Fund realized $18,346,694 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Financial Services	$91,230,523	$—	$12,196,026	$103,426,549
All Other Equity Investments[b]	1,771,771,203	—	—	1,771,771,203
Short Term Investments	—	28,000,000	—	28,000,000

Total Investments in Securities	$1,863,001,726	$28,000,000	$12,196,026	$1,903,197,752

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Growth Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0370	$0.3275
Class 2	$0.0370	$0.3044
Class 4	$0.0370	$0.2974

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell® is a trademark and RussellTM is a servicemark of the Frank Russell Company.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/13, there were 274 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/13, there were 67 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/13, there were 50 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/13, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals of all Funds. The Lipper reports prepared for each of the individual Funds showed the investment performance of Class 1 shares for those having such class of shares and Class 2 shares for those Funds that did not have Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2013, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for less than 10 full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period and the second-lowest performing quintile of such universe for the previous five-year period. The Board was not satisfied with the Fund’s performance and discussed with management the reasons for such performance and steps being taken to improve it, including the restructuring of certain internal processes and the addition of an experienced analyst to assist the portfolio management team. While intending to monitor future developments, the Board believed that management was taking appropriate action to improve performance and that no immediate change in portfolio managers was necessary.

Franklin Global Real Estate Securities Fund – The performance universe for this Fund consisted of the Fund and all global real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the upper half of such universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period, but in the next to lowest performing quintile of such universe for each of the previous five- and 10-year periods. The Board noted steps that had been taken by management in recent years to improve the Fund’s performance, including the appointment of an additional portfolio manager in 2010. While the Board intends to continue monitoring the Fund’s results, it was satisfied with the Fund’s recent performance as shown in the Lipper report.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to also be in the highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board discussed with management the reasons for the Fund’s total return underperformance for the one-year period and steps being taken to improve it, but found the Fund’s overall comparative performance as shown in the Lipper report to be satisfactory noting the Fund’s total return for the one-year period exceeded 14%.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest performing quintile of such universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, and to be in the second-lowest quintile of such universe for each of the previous five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the second-highest performing quintile of its performance universe for the one-year period, and, on an annualized basis, to be in either the highest performing quintile or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board found the Fund’s overall performance as shown in the Lipper report to be satisfactory, noting that its annualized income return for each of the previous five- and 10-year periods as shown in such report exceeded 7%.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of such universe for the one-year period and to also be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to also be in the highest performing quintile of its performance universe for the one-year period as well as for each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest performing quintile of such universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and the lowest performing quintile of such universe for the previous 10-year period. The Board discussed with management the reasons for the Fund’s one-year comparative underperformance, which had dragged down its overall annualized performance, and the steps being taken to improve it. While intending to monitor ongoing performance, the Board did not believe any immediate change in portfolio management was warranted, noting as shown in the Lipper report, that the Fund’s total return for the one-year period exceeded 12%, its five-year annualized total return was above the median for the performance universe, and its 10-year annualized return was within 76 basis points of the median for the performance universe.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for less than 10 full years, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest performing quintile of such universe for the one-year period and on an annualized basis to also be in the second-lowest performing quintile of such universe for each of the previous three- and five-year periods. The Board was not satisfied with the Fund’s comparative performance, but believed management was taking appropriate steps to improve it, including the hiring of an experienced analyst during the past year. The Board also noted that the Lipper report showed the Fund’s one-year total return to be in excess of 16% and its annualized three- and five-year returns to be within less than 1 1⁄2% and 1%, respectively, of the performance universe medians for such periods.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the second-highest performing quintile of the performance universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for each of the previous three- and five-year periods, and the middle performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s performance as set forth in the Lipper report.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of such performance universe, and on an annualized basis to be in either the highest performing quintile or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of such universe, and on an annualized basis to also be in the second-lowest performing quintile of such universe for the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board discussed the reasons for the Fund’s comparative underperformance for the one-year period and steps being taken to improve such performance, including the addition of an analyst to the health care sector’s research team and increased discipline in analyzing downside risk scenarios and their potential impact on stock prices. While intending to monitor ongoing performance, the Board believed management was taking appropriate steps to improve it, and noted as shown

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

in the Lipper report that the Fund’s total return for the one-year period exceeded 10% and its annualized total return for the previous three- and 10-year periods were each less than 1% below the median of the Lipper performance universe.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of such performance universe for the one-year period, and on an annualized basis to also be in the highest performing quintile of such universe during each of the previous three- and five-year periods, and in the middle performing quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the highest performing quintile of such universe during the one-year period, and on an annualized basis to be in either the highest performing or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin Templeton VIP Founding Funds Allocation Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only five full years and the Lipper report showed its income return to be in the highest performing quintile of such performance universe for the one-year period, and on an annualized basis to be in the middle performing quintile of such universe for each of the previous three- and five-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the highest performing quintile of such performance universe and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period and the second-lowest performing quintile of such universe for the previous five-year period. In assessing the relevance of such comparative performance, the Board noted the Fund is not actively managed and that its performance reflects those of the three underlying funds in which it invests in equal portions. The Board reviewed and discussed the performance of such underlying funds with management and believes that each is being managed in accordance with its underlying investment mandate. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory and that no change was needed to the investment strategy followed or manner in which the Fund operates.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest performing quintile of such universe and on an annualized basis to be in either the highest performing or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the middle performing quintile of such universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for each of the previous three- and five-year periods and the middle performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as shown in the Lipper report to be acceptable, noting the Fund’s income objective, the nature of the Fund’s investments, which were primarily in U.S. mortgage-backed securities, and the fact that its total return for the one-year and annualized three- and five-year periods was in each case within half a percent of the median for the Lipper performance universe, and its annualized total return for the 10-year period was above the median of such universe.

Mutual Global Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest performing quintile of such universe for the one-year period, and on an annualized basis to be in the middle quintile of such universe for the three-year period, and the highest or best performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable, noting its one-year total return exceeded 16.5%.

Mutual International Securities Fund – The performance universe for this Fund consisted of the Fund and all other international value funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only three full years at the date of the Lipper report, which showed its total return for the one-year period to be in the upper half of its Lipper performance universe and its annualized three-year total return to be in the highest performing quintile of such universe. The Board was pleased with such comparative performance as shown in the Lipper report, but noted its significance was limited in view of the Fund’s short period of operation.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of the performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s overall performance as shown in the Lipper report to be acceptable, noting its annualized three-year total return as shown in such report was 10.77%.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the middle performing quintile of such performance universe and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period, the highest or best performing quintile of such universe during the previous five-year period, and the middle performing quintile of such universe during the previous 10-year period. The Board found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-highest performing quintile of such performance universe and on an annualized basis to be in either the highest performing quintile or second-highest performing quintile of such universe in each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative investment performance as set forth in the Lipper report.

Templeton Global Bond Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest or best performing quintile of such performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of such performance universe and on an annualized basis to be in the middle performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES.    Consideration was given to expense comparison information contained in the Lipper reports furnished for each Fund that compared its management fees and total expense ratio with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for the same class of shares for all funds within a particular Lipper expense group.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The results of such comparisons showed that both the contractual investment management fee rates and actual total expense ratios of the following Funds were in the least expensive quintiles of their respective Lipper expense groups: Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Strategic Income Securities Fund and Templeton Global Bond Securities Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates of each of Franklin Rising Dividends Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Templeton Foreign Securities Fund and Franklin Templeton VIP Founding Funds Allocation Fund were at or below the medians of their Lipper expense groups, and their actual total expense ratios in each case were below the medians of their Lipper expense groups. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates for Mutual International Securities Fund, Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were above the medians of their Lipper expense groups, but in each case their actual total expense ratios were below the medians of such groups. The Board was satisfied with the comparative expenses of these Funds as shown in their Lipper reports, noting that the expenses of each of these Funds were subsidized through fee waivers. The contractual investment management fee rate and actual expense ratio for Franklin Large Cap Growth Securities Fund were in each case above, but within, seven basis points of the median of its Lipper expense group. The contractual investment fee rate of Mutual Shares Securities Fund was less than six basis points higher than the median of its Lipper expense group while its actual expense ratio was at the median of such expense group. The contractual management fee rate and actual expense ratio of Templeton Growth Securities Fund in both cases were above, but within, 12 basis points of the medians of its Lipper expense group. The Board found the comparative expenses of these Funds as shown in their Lipper reports to be acceptable. The contractual investment management fee rate of Templeton Developing Markets Securities Fund was less than 18 basis points above the median of its Lipper expense group, and its actual total expense ratio was less than 10 basis points above the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable, noting cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in developing markets geographical areas. The contractual investment management fee rate and actual total expense ratio of Mutual Global Discovery Securities Fund were the most expensive in its Lipper expense group, but within 26 basis points and 18 basis points, respectively, of the expense group medians. The Board found such expenses to be acceptable in view of the Fund’s overall favorable investment performance and the quality and experience of its portfolio managers. The contractual management fee rate and actual total expense ratio of Franklin Global Real Estate Securities Fund were the most expensive in its Lipper expense group, but in each case were within 17 basis points of the expense group medians. The Board found such expenses to be acceptable, noting the favorable recent performance of such Fund and that such expenses reflected a phased-in management fee increase approved by shareholders that became fully effective May 1, 2012.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving services provided the Funds, as well as the need to implement systems to meet additional regulatory and

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. In the case of Franklin Templeton VIP Founding Funds Allocation Fund, the management fees of the underlying funds in which it invests have management fee breakpoints that extend beyond their existing asset sizes, and in the case of each of the other Funds, other than Franklin Rising Dividends Securities Fund, their management fees contain breakpoints that extend beyond their existing asset sizes. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of investment management fees provides a sharing of benefits for each Fund and its shareholders. The investment management structure of Franklin Rising Dividends Securities Fund provides for a fee of 0.75% on the first $500 million of assets; 0.625% on the next $500 million of assets; and 0.50% on assets in excess of $1 billion. This Fund had assets of $1.7 billion at December 31, 2012, and in reviewing its fee structure, management stated its belief that this fee structure reaches a relatively low rate quickly reflecting anticipated economies of scale. In support of such position, management pointed out the favorable management fee and total expense comparisons of this Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” In light of such position and taking into account the fact that the reduced rate on assets in excess of the last breakpoint lowers the Fund’s overall investment management fee rate, the Board believed that the schedule of investment management fees provides a sharing of benefits for the Fund and its shareholders, but intends to monitor future growth and the appropriateness of adding additional breakpoints.

In addition to the investment advisory services provided to Franklin Strategic Income Securities Fund under its investment management agreement, administrative services have been historically provided such Fund under a separate agreement at a fixed charge of 20 basis points. In addition to the investment advisory services provided to Franklin Flex Cap Growth Securities Fund, Franklin Global Real Estate Securities Fund, Franklin Large Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund and Mutual International Securities Fund under their respective investment management agreements, administrative services have been historically provided such Funds under a separate agreement at a fixed charge of 25 basis points. At the April 16, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for each such Fund combining such services. In approving the new form of investment management agreements, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements for each Fund and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining services in a single agreement would have no impact on management’s subsidization of expenses for Franklin Flex Cap Growth Securities Fund, Franklin Large Cap Value Securities Fund and Mutual International Securities Fund.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

©2013 Franklin Templeton Investments. All rights reserved.	VIP1 S 08/13

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration

Date August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration

Date August 27, 2013

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date August 27, 2013